UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09347

Columbia Funds Master Investment Trust LLC
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	February 29, 2008

Date of reporting period:	February 29, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

February 29, 2008

Stock Funds

■  Columbia Convertible Securities Fund

■  Columbia Large Cap Value Fund

■  Columbia Mid Cap Value Fund

■  Columbia Small Cap Value Fund II

■  Columbia Marsico Growth Fund

■  Columbia Large Cap Core Fund

■  Columbia Marsico Focused Equities Fund

■  Columbia Marsico 21st Century Fund

■  Columbia Small Cap Growth Fund II

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Economic Update	1

Columbia Convertible Securities Fund	2

Columbia Large Cap Value Fund	7

Columbia Mid Cap Value Fund	12

Columbia Small Cap Value Fund II	17

Columbia Marsico Growth Fund	22

Columbia Large Cap Core Fund	27

Columbia Marsico Focused Equities Fund	32

Columbia Marsico 21st Century Fund	37

Columbia Small Cap Growth Fund II	42

Investment Portfolios	47

Financial Statements	82

Report of Independent Registered Public Accounting Firm	166

Federal Income Tax Information	167

Columbia Marsico Growth Master Portfolio	169

Investment Portfolio	170

Financial Statements	172

Report of Independent Registered Public Accounting Firm	184

Fund Governance	185

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements	189

Summary of Management Fee Evaluation by Independent Fee Consultant	193

Results of Special Meeting of Shareholders	199

Important Information About This Report	201

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the funds' investment strategies, performance, and how that performance compared to the broader market. It's been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Manager's Reports. I believe these discussions reflect Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the funds' investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Stock Funds

The U.S. economy experienced generally solid growth early in the 12-month period that began March 1, 2007 and ended February 29, 2008. Gross domestic product, a common measure of growth, averaged just over 3.0% for the last three quarters of 2007. However, most indicators suggest that growth will be flat to down for the first quarter of 2008. During the period, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period. Volatility in the financial markets, rising prices at the pump and outsized home heating bills all figured into sharply reduced expectations among consumers.

Consumer spending growth slowed during the period but remained more resilient than most economists expected. However, job growth ground to a halt and job losses were reported in both January and February 2008. Manufacturing activity also slowed, losing considerable momentum in the final months of the period.

Midway through the 12-month period, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. The Fed also cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. As economic growth slowed and liquidity in the capital markets tightened, the Fed continued to chip away at the federal funds rate, which ended the period at 3.0%.1

Stocks retreat as economic storm clouds gather

Against a shifting economic backdrop, crises in the mortgage and credit markets and rising commodity prices, the U.S. stock market lost 3.60% for the 12-month period, as measured by the S&P 500 Index. Large-cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.2 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in developed markets outside the United States, gained 0.84% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 30.4% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.3

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought out the relative safety of the highest quality sectors. Bond prices declined and yields rose as economic growth picked up in the second and third quarters of 2007. However, bond prices rose and yields fell as stock market volatility increased and investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 3.53%. In this environment, the Lehman Brothers Aggregate Bond Index returned 7.30%. High-yield bonds, which have been strong performers for four years, took a beating in the final months of the period. The Merrill Lynch U.S. High Yield, Cash Pay Index returned negative 2.75%.

1In March 2008, the federal funds rate was reduced to 2.25%.

2The Russell 1000 Index tracks the performance of 1000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

3The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2007, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Summary

For the 12-month period that ended February 29, 2008

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 3.60%. Stock markets in developed countries outside the United States managed a modest positive return, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

■   Despite volatility in many segments of the bond market, the Lehman Brothers Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index.

Lehman Index	Merrill Lynch Index

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Fund Profile – Columbia Convertible Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/08

–0.22%

Class A shares (without sales charge)

–0.29%

Merrill Lynch All Convertibles All Qualities Index

Summary

■  For the 12-month period that ended February 29, 2008, Columbia Convertible Securities Fund's Class A shares returned negative 0.22% without sales charge.

■  The fund outperformed its benchmark, the Merrill Lynch All Convertibles All Qualities Index,1 but trailed the average return of its peer group, the Lipper Convertible Securities Funds Classification.2

■  The fund had less exposure than the index to the sinking financials sector, which aided performance. However, we believe it had less exposure than the average of its peer group to the rallying energy sector, which detracted from performance.

Portfolio Management

Yanfang (Emma) Yan has co-managed the fund since July 2001 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Richard Dahlberg has co-managed the fund since May 2004 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Yan Jin has co-managed the fund since March 2006 and has been with the advisor or its predecessors or affiliate organizations since 2002.

1The Merrill Lynch All Convertibles All Qualities Index measures the performance of US dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have a total market value greater than $50 million at issuance. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Convertible Securities Fund

Growth of a $10,000 investment 03/01/98 – 02/29/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Merrill Lynch All Convertibles All Qualities Index measures the performance of U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have a total market value greater than $50 million at issuance. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)

Sales charge	without	with
Class A	20,129	18,976
Class B	18,763	18,763
Class C	18,762	18,762
Class Z	20,787	n/a

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		Z
Inception	09/25/87		07/15/98		10/21/96		05/21/99
Sales charge	without	with	without	with	without	with	without
1-year	–0.22	–5.93	–0.92	–5.40	–0.97	–1.87	0.10
5-year	10.03	8.73	9.19	8.91	9.18	9.18	10.28
10-year	7.25	6.62	6.50	6.50	6.49	6.49	7.59

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–3.14	–8.73	–3.93	–8.27	–3.88	–4.75	–2.90
5-year	9.37	8.08	8.53	8.24	8.55	8.55	9.63
10-year	6.67	6.04	5.91	5.91	5.92	5.92	7.01

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value (NAV) with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Class Z shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Class A shares at net asset value, which reflect Rule 12b-1 fees of 0.25%. These Rule 12b-1 fees are not applicable to Class Z shares.

Class B shares commenced operations on July 15, 1998 and have no performance prior to that date. The performance shown for Class B shares prior to July 15, 1998 is that of Class A shares at NAV, which reflects Rule 12b-1 fees of 0.25%. If Class B shares Rule 12b-1 fees had been reflected, total returns would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.20
Class B	1.95
Class C	1.95
Class Z	0.95

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Convertible Securities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	966.88	1,019.00	5.77	5.92	1.18
Class B	1,000.00	1,000.00	963.20	1,015.27	9.42	9.67	1.93
Class C	1,000.00	1,000.00	963.10	1,015.27	9.42	9.67	1.93
Class Z	1,000.00	1,000.00	968.82	1,020.24	4.55	4.67	0.93

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Convertible Securities Fund

For the 12-month period that ended February 29, 2008, the fund's Class A shares returned negative 0.22% without sales charge. Its benchmark, the Merrill Lynch All Convertibles All Qualities Index returned negative 0.29%.1 The fund's return was lower than the 1.00% average return of its peer group, the Lipper Convertible Securities Funds Classification.2 The fund had less exposure than the index to the sinking financials sector, which aided performance. However, we believe it had less exposure than the average of its peer group to the rallying energy sector, which detracted from performance.

Financials underweight, materials holdings aided performance

Our decision to underweight the financials sector helped the fund avoid securities that suffered as problems that began with the subprime mortgage crisis reverberated through the financial system. Within the sector, one of the fund's largest holdings, MetLife, delivered a negative return, but it aided relative performance because it held up significantly better than many of its counterparts. In the materials sector, which was the top performer for the reporting period, Freeport-McMoRan Copper & Gold, the fund's largest holding, was a top contributor to the fund's return. The company benefited from increasing demand for copper in Asian countries. Technology company EMC was undervalued by our standards until it sold part of its business, VMWare, in one of the most successful IPOs in 2007 and the value of its bonds subsequently rose. Elsewhere in the portfolio, companies that were involved in mergers also bolstered performance. Medical device company Cytyc and hospitality company Hilton Hotels were acquired or taken private during the period, benefiting the fund's performance.

Lower exposure to energy hampered performance

Our decision to reduce the fund's holdings in the energy sector detracted from performance as oil prices soared, benefiting the sector overall. Although the fund's weight approximated the benchmark, we believe that lower exposure to the energy sector created a performance gap relative to its peer group. Our preference for balanced convertible securities, which offer both equity participation and current income, also hurt the fund's performance as many of the securities we trimmed continued to outperform in the market.

We also were disappointed by selections that failed to live up to expectations. Notably, Mylan, a generic pharmaceutical company, missed earnings targets and Genworth Financial (no longer held) was hurt because of its mortgage-related businesses.

1The Merrill Lynch All Convertibles All Qualities Index measures the performance of US dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have a total market value greater than $50 million at issuance. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/08 ($)

Class A	14.90
Class B	14.66
Class C	14.86
Class Z	14.91

Distributions declared per share

03/01/07 – 02/29/08 ($)

Class A	1.77
Class B	1.64
Class C	1.64
Class Z	1.81

Portfolio Managers' Report (continued) – Columbia Convertible Securities Fund

Top 5 sectors

as of 02/29/08 (%)

Health Care	21.4
Information Technology	18.1
Financial	14.1
Industrials	13.4
Consumer Discretionary	10.7

Top 10 holdings

as of 02/29/08 (%)

Freeport-McMoRan Copper & Gold, 6.75%	2.1
Lockheed Martin, 2.815% 08/15/33	1.9
Liberty Media, 0.75% 03/30/23	1.9
MetLife, 6.375%	1.9
Fisher Scientific, 3.25% 03/01/24	1.8
L-3 Communications, 3.00% 08/01/35	1.7
Sybase, 1.75% 02/22/25	1.6
Chesapeake Energy, 2.75% 11/15/35	1.6
General Motors, Series B, 5.25%	1.5
EMC, 1.75% 12/01/11	1.5

Holdings discussed in this report

as of 02/29/08 (%)

MetLife, 6.375%	1.9
Freeport-McMoRan Copper & Gold, 6.75%	2.1
EMC, 1.75% 12/01/11	2.1
Mylan, 1.25% 03/15/12	0.1

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Looking ahead, a cautious but positive view

We anticipate the credit concerns and de-leveraging that have made the convertible market more volatile, cheaper and less liquid in the recent environment to continue in the short term. Sluggish consumer spending could affect short-term prospects for the U.S. economy and record-high energy prices make inflation a real concern.

However, our long-term view on the economy—and the convertibles market—is turning positive. The Federal Reserve Board took quick, decisive actions to cut short-term interest rates, injecting needed liquidity into the market. We believe these types of measures will eventually help stabilize the market and restore the economy to solid growth. As a result of recent pullbacks in the convertibles market, many names have come back on our investment screen and the risk/reward profiles of certain financial names have begun to look attractive.

With the dollar at a record low against the euro and yen, we believe that large multinational industrial and technology firms have the potential to recover their earnings power quickly and to improve over time. We also remain positive on prospects for the health care sector and view the recent pullback as a good entry point for many names. We remain neutral on energy and material sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from those presented for other Columbia Funds.

Most convertible securities are below investment grade and tend to be more speculative than higher-rated securities.

Fund Profile – Columbia Large Cap Value Fund

Summary

■  For the 12-month period that ended February 29, 2008, the fund's Class A shares returned negative 7.55% without sales charge.

■  In a challenging environment for the stock market, the fund held up slightly better than its benchmark, the Russell 1000 Value Index,1 and trailed its peer group, the Lipper Large-Cap Value Funds Classification.2

■  Positive stock selection overall and favorable sector allocation helped the fund edge out its benchmark.

Portfolio Management

Lori J. Ensinger has co-managed the fund since August 2001 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Diane L. Sobin has co-managed the fund since August 2001 and has been with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since April 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since February 2002 and has been with the advisor or its predecessors or affiliate organizations since 2002.

1The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/08

–7.55%

Class A shares (without sales charge)

–7.91%

Russell 1000 Value Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 01/31/08.

Performance Information – Columbia Large Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.07
Class B	1.82
Class C	1.82
Class R	1.32
Class Z	0.82

Annual operating expense ratio

after contractual waivers (%)*

Class A	1.06
Class B	1.81
Class C	1.81
Class R	1.31
Class Z	0.81

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 06/30/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 03/01/98 – 02/29/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)

Sales charge	without	with
Class A	14,973	14,113
Class B	13,865	13,865
Class C	13,916	13,916
Class R	14,890	n/a
Class Z	15,353	n/a

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		R	Z
Inception	12/06/89		06/07/93		06/17/92		01/23/06	09/19/89
Sales charge	without	with	without	with	without	with	without	without
1-year	–7.55	–12.84	–8.24	–12.30	–8.24	–9.05	–7.79	–7.29
5-year	13.14	11.81	12.26	12.01	12.27	12.27	13.02	13.41
10-year	4.12	3.51	3.32	3.32	3.36	3.36	4.06	4.38

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	–9.27	–14.49	–9.92	–13.92	–9.92	–10.72	–9.49	–9.03
5-year	13.01	11.67	12.14	11.88	12.14	12.14	12.89	13.26
10-year	3.64	3.03	2.85	2.85	2.88	2.88	3.58	3.90

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee.

Understanding Your Expenses – Columbia Large Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	896.32	1,019.94	4.67	4.97	0.99
Class B	1,000.00	1,000.00	893.39	1,016.21	8.19	8.72	1.74
Class C	1,000.00	1,000.00	893.39	1,016.21	8.19	8.72	1.74
Class R	1,000.00	1,000.00	895.08	1,018.70	5.84	6.22	1.24
Class Z	1,000.00	1,000.00	897.71	1,021.18	3.49	3.72	0.74

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Large Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/08 ($)

Class A	12.37
Class B	11.94
Class C	11.94
Class R	12.36
Class Z	12.40

Distributions declared per share

03/01/07 – 02/29/08 ($)

Class A	1.85
Class B	1.74
Class C	1.74
Class R	1.82
Class Z	1.89

For the 12-month period that ended February 29, 2008, the fund's Class A shares returned negative 7.55% without sales charge, compared with a return of negative 7.91% for the Russell 1000 Value Index, its benchmark.1 The Lipper Large-Cap Value Funds Classification returned an average of negative 5.80% over the same time period.2 As the market declined, large-cap stocks held up much better than higher-risk, smaller-cap stocks. The fund remained focused on attractively valued large-cap stocks with the potential to expand profit margins by increasing revenues and leveraging operations. This strategy resulted in positive stock selection relative to the Russell index, as well as favorable sector allocations.

Biggest boost from energy sector

In the midst of the market downturn, energy stocks rallied sharply, fueled by growing global demand that pushed commodity prices to record levels. Energy returns in the fund outpaced those in the index, led by gains from integrated oil companies Occidental Petroleum and Hess. Both stocks benefited as rising oil prices drove revenues higher. Occidental also gained by expanding production, while Hess received an added boost from its exposure to Brazil's high potential offshore oil fields. A small stake in energy equipment and service companies also worked well, as the industry benefited from expectations that higher energy prices would bolster capital spending on exploration and production projects worldwide. Winners included Weatherford International Ltd., which provides equipment and services for oil and gas drilling.

Further gains from utilities and industrials

Utilities stocks, which held steady in the index, produced strong gains for the fund. Winners included Public Service Enterprise Group, a New Jersey power provider with improved prospects from better pricing under recently negotiated new contracts. In industrials, aerospace and defense stocks stood out, benefiting as airlines and governments worldwide invested in replacing or repairing their aging fleets. Among the winners was L-3 Communications Holdings, which supplies communications systems for aerospace and defense applications. Other industrial standouts included ABB Ltd., a global supplier of power transmission and distribution equipment. It rallied sharply as developed and emerging countries increased spending on infrastructure.

Losses from financials and consumer discretionary sectors

Financials and consumer discretionary stocks were disappointments overall and modest disappointments relative to the index, largely due to stock selection. Investments in the financial sector included a mix of names—from commercial banks to insurance and diversified financial services stocks. Hardest hit, however, were stocks with exposure to the subprime mortgage sector's problems. Ambac Financial Group, a

1The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Large Cap Value Fund bond insurer, and Fannie Mae, a large government-sponsored mortgage lender, both fell sharply. Ambac declined as its key AAA rating came into question, leading us to sell the position. Fannie Mae dropped as problems in the mortgage market hurt revenues and earnings, forcing the company to raise additional capital.

In the consumer discretionary sector, retailers J.C. Penney and Macy's fell sharply, pressured by slower consumer spending. Materials also detracted modestly from relative returns, largely because the fund had little exposure to stocks in the index that had stronger price momentum but unattractive valuations.

Looking for opportunity ahead

Going forward, we plan to stay focused on companies with attractive stock valuations as well as the potential for improved fundamentals, such as revenue and earnings growth. We believe this combination can often signal opportunity for future profit margin growth and potential share price gains. By the end of the period, we had trimmed certain sectors, such as consumer discretionary, industrials and materials, which we thought could be susceptible to continued economic and consumer weakness. We also reduced exposure to the beaten-down financial sector. We reinvested the proceeds from these areas into sectors such as technology, consumer staples and health care where we found more attractive investment opportunities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The market value of a portfolio security may not meet the manager's future value assessment of such security, or may decline.

Top 5 sectors

as of 02/29/08 (%)

Financials	27.0
Energy	17.3
Consumer Staples	10.5
Industrials	9.8
Information Technology	7.8

Top 10 holdings

as of 02/29/08 (%)

Exxon Mobil	5.2
JPMorgan Chase	4.0
AT&T	3.9
General Electric	3.3
Occidental Petroleum	3.1
Loews	2.9
Wells Fargo	2.5
Johnson & Johnson	2.4
ConocoPhillips	2.4
U.S. Bancorp	2.3

Holdings discussed in this report

as of 02/29/08 (%)

Occidental Petroleum	3.1
Hess	2.1
Weatherford International Ltd.	0.9
Public Service Enterprise Group	1.0
L-3 Communications Holdings	0.9
ABB Ltd.	0.7
Fannie Mae	0.5
J.C. Penney	1.0
Macy's	1.2

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Mid Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/08

–7.88%

Class A shares (without sales charge)

–12.26%

Russell MidCap Value Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 01/31/08.

Summary

■  For the 12-month period that ended February 29, 2008, the fund's Class A shares returned negative 7.88% without sales charge.

■  Although the fund's performance was disappointing, it held up better than its benchmark, the Russell MidCap Value Index,1 and its peer group, the Lipper Mid-Cap Value Funds Classification.2

■  A combination of positive stock selection and favorable sector exposures helped the fund outperform the Russell index, with the biggest contributions coming from industrials and consumer discretionary.

Portfolio Management

Lori Ensinger has co-managed the fund since November 2001 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Diane Sobin has co-managed the fund since November 2001 and has been with the advisor or its predecessors or affiliate organizations since 2001.

David Hoffman has co-managed the fund since April 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Noah Petrucci has co-managed the fund since February 2002 and has been with the advisor or its predecessors or affiliate organizations since 2002.

1The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Mid Cap Value Fund

Growth of a $10,000 investment 11/20/01 – 02/29/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value Fund during the stated period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/20/01 – 02/29/08 ($)

Sales charge	without	with
Class A	19,541	18,417
Class B	18,633	18,633
Class C	18,631	18,631
Class R	19,426	n/a
Class Z	19,827	n/a

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		R	Z
Inception	11/20/01		11/20/01		11/20/01		01/23/06	11/20/01
Sales charge	without	with	without	with	without	with	without	without
1-year	–7.88	–13.18	–8.61	–12.91	–8.65	–9.51	–8.17	–7.70
5-year	17.41	16.02	16.51	16.29	16.50	16.50	17.27	17.68
Life	11.27	10.22	10.43	10.43	10.43	10.43	11.16	11.53

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	–10.15	–15.31	–10.78	–14.98	–10.81	–11.65	–10.41	–9.90
5-year	17.07	15.69	16.18	15.96	16.18	16.18	16.94	17.36
Life	10.94	9.92	10.12	10.12	10.12	10.12	10.85	11.22

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value with Rule 12b-1 fees. Class R and Z shares have limited eligibility and the investment minimum requirements may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.14
Class B	1.89
Class C	1.89
Class R	1.39
Class Z	0.89

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Mid Cap Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	893.39	1,019.29	5.27	5.62	1.12
Class B	1,000.00	1,000.00	890.20	1,015.56	8.79	9.37	1.87
Class C	1,000.00	1,000.00	889.90	1,015.56	8.79	9.37	1.87
Class R	1,000.00	1,000.00	892.09	1,018.05	6.45	6.87	1.37
Class Z	1,000.00	1,000.00	893.98	1,020.54	4.10	4.37	0.87

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Mid Cap Value Fund

For the 12-month period that ended February 29, 2008, the fund's Class A shares returned negative 7.88% without sales charge, compared to a return of negative 12.26% for the Russell MidCap Value Index, its benchmark.1 The Lipper Mid-Cap Value Funds Classification returned negative 8.99% over the same time period.2 Mid-caps held up better than higher-risk, small-cap stocks in a challenging environment but trailed larger-cap names. Within the mid-cap sector, value stocks took an especially hard hit, driven by their exposure to the financial sector, which represents about 30% of the Russell MidCap Value Index. Both strong stock selection and good sector exposure helped the fund weather the environment better than its benchmark. Our focus remained on stocks that were attractively priced but also showed signs of improving fundamentals, such as better revenues, pricing power, or volume growth.

Industrials and consumer discretionary holdings helped stem losses

Industrials, which were an overweight relative to the index, helped offset negative returns from other sectors. Although the sector's return within the index was negative, the fund's industrial investments were up 19% for the year. These gains were driven by strong stock selection, especially among industrial conglomerate, construction, engineering, road and railway companies. Individual standouts included McDermott International and Jacobs Engineering Group, global engineering and construction companies whose stocks climbed sharply, propelled by growing global power and energy infrastructure needs. Canadian Pacific Railway Ltd., a rail operator, also did well. The company benefited from rising traffic volumes driven by economic expansion in western Canada, improved pricing from new contracts and greater operational efficiencies.

An underweight in the weak consumer discretionary sector also benefited performance. In addition, the fund's consumer discretionary stocks were not down nearly as much as the sector average. The fund did well to avoid many of the worst performers, while owning a few stocks that rallied nicely. Among the gainers was Dow Jones & Co., which rallied nicely after receiving a premium buyout offer. Dow Jones was sold from the portfolio by period end. Due to the continued strength of global demand in the aerospace and defense industry, many of the fund's holdings in this area aided returns. The fund picked up added ground from positive stock selection in the utilities, technology and energy sectors.

Pressure from materials and financials

Materials stocks detracted from returns relative to the Russell index, mainly because the fund lacked exposure to some of the sector's top performers. We avoided materials stocks with high valuations because we thought there was too much risk associated

1The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/08 ($)

Class A	13.12
Class B	12.86
Class C	12.90
Class R	13.11
Class Z	13.13

Distributions declared per share

03/01/07 – 02/29/08 ($)

Class A	1.03
Class B	0.92
Class C	0.92
Class R	0.99
Class Z	1.06

Portfolio Managers' Report (continued) – Columbia Mid Cap Value Fund

Top 5 sectors

as of 02/29/08 (%)

Financials	24.3
Utilities	13.3
Industrials	13.2
Consumer Staples	9.4
Energy	9.0

Top 10 holdings

as of 02/29/08 (%)

Hess	2.2
Air Products & Chemicals	1.7
Ameriprise Financial	1.7
PPL	1.5
American Electric Power	1.5
PG&E	1.5
Plum Creek Timber	1.4
Edison International	1.4
McDermott International	1.4
Bank of Hawaii	1.3

Holdings discussed in this report

as of 02/29/08 (%)

McDermott International	1.4
Jacobs Engineering Group	1.0
Canadian Pacific Railway Ltd.	1.0
Macy's	0.9

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

with them. However, these same names continued to climb, propelled by strong global demand. Stock selection in financials further hampered returns. The biggest detractor by far was Ambac Financial Group, a financial guarantor that insures fixed-income securities. The stock dropped sharply as investors worried that claims would increase industry-wide, eroding capital and profitability. Concern about Ambac's mortgage exposure through securitized bonds known as collateralized debt obligations further pressured returns. With negative investor sentiment showing no signs of abating, we exited the position. Elsewhere, Macy's, a multi-line retailer, hurt performance, as slower consumer spending and recession fears reduced industry sales. The company also ran into unanticipated execution problems related to its rebranding of the May stores, which it had purchased two years earlier.

Looking for opportunity ahead

Going forward, we plan to stay focused on companies with both attractive valuations as well as the potential for improved fundamentals, such as revenue and earnings growth, a combination that we believe could signal opportunity. In each case, we try to understand whether the potential for improved fundamentals exists because these can lead to profit margin expansion and share price improvement. By period end, we had trimmed weights in certain sectors—such as industrials and technology—where we had less conviction about the future prospects of specific companies. We also had modestly increased exposure to some beaten-down areas, such as consumer discretionary, which stand to benefit once the economic outlook improves.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The market value of a portfolio security may not meet the manager's future value assessment of such security, or may decline.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Fund Profile – Columbia Small Cap Value Fund II

Summary

■  For the 12-month period that ended February 29, 2008, the fund's Class A shares returned negative 8.74% without sales charge.

■  In a challenging environment, the fund held up better than both the Russell 2000 Value Index1 and the average fund in its peer group, the Lipper Small-Cap Core Funds Classification.2

■  Stock selection helped the fund outpace its Russell benchmark.

Portfolio Management

Christian Stadlinger has co-managed the fund since April 2002 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Jarl Ginsberg has co-managed the fund since February 2003 and has been with the advisor or its predecessors or affiliate organizations since 2003.

As of May 2, 2008, the fund will be closed to most new investors and new accounts.

1The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in a fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/08

–8.74%

Class A shares (without sales charge)

–17.13%

Russell 2000 Value Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 01/31/08.

Performance Information – Columbia Small Cap Value Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.30
Class B	2.05
Class C	2.05
Class R	1.55
Class Z	1.05

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 05/01/02 – 02/29/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 05/01/02 – 02/29/08 ($)

Sales charge	without	with
Class A	17,092	16,110
Class B	16,356	16,256
Class C	16,349	16,349
Class R	16,981	n/a
Class Z	17,347	n/a

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		R	Z
Inception	05/01/02		05/01/02		05/01/02		01/23/06	05/01/02
Sales charge	without	with	without	with	without	with	without	without
1-year	–8.74	–14.01	–9.49	–13.86	–9.49	–10.37	–9.03	–8.55
5-year	17.15	15.78	16.26	16.04	16.28	16.28	17.00	17.46
Life	9.63	8.52	8.80	8.69	8.79	8.79	9.50	9.90

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	–8.71	–13.97	–9.39	–13.77	–9.40	–10.27	–9.00	–8.52
5-year	17.56	16.17	16.66	16.44	16.68	16.68	17.40	17.83
Life	9.75	8.66	8.93	8.82	8.93	8.93	9.63	10.02

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to higher Rule 12b-1 fees.

Understanding Your Expenses – Columbia Small Cap Value Fund II

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	880.01	1,018.45	6.03	6.47	1.29
Class B	1,000.00	1,000.00	876.68	1,014.72	9.52	10.22	2.04
Class C	1,000.00	1,000.00	876.68	1,014.72	9.52	10.22	2.04
Class R	1,000.00	1,000.00	878.92	1,017.21	7.19	7.72	1.54
Class Z	1,000.00	1,000.00	881.30	1,019.69	4.86	5.22	1.04

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Small Cap Value Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/08 ($)

Class A	12.21
Class B	11.74
Class C	11.73
Class R	12.17
Class Z	12.29

Distributions declared per share

03/01/07 – 02/29/08 ($)

Class A	0.50
Class B	0.45
Class C	0.45
Class R	0.47
Class Z	0.53

For the 12-month period that ended February 29, 2008, the fund's Class A shares returned negative 8.74% without sales charge, compared with a return of negative 17.13% for the Russell 2000 Value Index.1 The Lipper Small-Cap Core Funds Classification2 average, a peer comparison, returned negative 11.61% over the same time period. Small-cap stocks were among the market's weakest performers, as investors grew more risk-averse in a deteriorating economic environment. In addition, value stocks suffered from well-publicized problems in the financial sector, which represents nearly one-third of the Russell 2000 Value Index. Our focus on attractively valued stocks that also had consistently improving fundamentals, such as better revenue growth, pricing power or volume growth, helped the fund outperform its benchmark.

Headway from industrials, consumer discretionary and financials

Stock selection in the industrials sector, which represented an overweight relative to the index, had the biggest positive impact on performance. Winners included AGCO, a farm equipment manufacturer, and FTI Consulting, which provides an array of corporate consulting services. AGCO rallied nicely as strong global demand for agricultural equipment helped drive sales growth and improved pricing. FTI Consulting climbed as the economic downturn forced more companies to turn to outside experts for help. FTI's backlog of work grew, especially in areas like restructuring and bankruptcy. In the consumer discretionary sector, the fund contained its losses by avoiding some of the sector's worst performers, including household durable companies that depend on a strong housing market. Certain consumer discretionary holdings also did well. Among the standouts was Bally Technologies, a company that makes gaming systems for casinos. It posted strong gains, driven by an increase in new casino construction worldwide and an overall rise in global wealth. Elsewhere, an underweight in financials, coupled with good stock selection, aided returns. We avoided financials with weak balance sheets, weak credit quality and a high degree of dependence on interest rates, which definitely helped during the past year.

Disappointments in materials and health care

Materials detracted from returns largely because the fund did not own some of the sector's top performers, including certain chemicals and mining stocks. An overweight in health care also reduced returns. Individual stock disappointments included Centene, a specialty managed-care company whose share price fell sharply after the company surprised investors with a negative earnings report. We held on to the stock, believing the company's earnings problems are temporary.

1The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in a fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Small Cap Value Fund II

Other notable detractors included Brown Shoe, a footwear retailer whose well-known brands include Naturalizer, Dr. Scholl's and Etienne Aigner. Brown's share price plummeted as investors focused on the impact of slower consumer spending and overlooked the company's strong product line and improved profit margins. Colonial BancGroup, a commercial bank operating in the Southeast, posted a steep decline as increased competition and lower interest rates pressured profit margins. The company's efforts to build up its reserves for loan losses coupled with a slowdown in mortgage loan demand, especially in Florida, further hurt the stock.

Focus on improving fundamentals and attractive stock prices

While we cannot predict where small-cap value stocks are headed, we remain optimistic about their long-term prospects. History has shown that when the economy exits a recession, small-cap value stocks have often been among the first to rebound, as they have tended to benefit most from aggressive interest-rate cuts. In addition, we have begun to see some signs that the operating environment—while still challenging—may be deteriorating less. Most important, we believe the fund is well-positioned from a risk/return perspective. We've trimmed stocks that have done well in sectors such as industrials and energy, while redeploying the proceeds into sectors, such as consumer discretionary, where stocks have taken a beating. We believe our focus on companies with a combination of improving prospects and attractively priced shares can help us avoid many of the market's weakest performers while leading us toward stocks with upside return potential.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The market value of a portfolio security may not meet the manager's future value assessment of such security, or may decline.

Investing in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in large companies.

Top 5 sectors

as of 02/29/08 (%)

Financials	24.9
Industrials	20.4
Consumer Discretionary	11.1
Information Technology	9.7
Health Care	8.8

Top 10 holdings

as of 02/29/08 (%)

DRS Technologies	1.2
Watson Wyatt Worldwide	1.2
OMEGA Healthcare Investors	1.2
Universal	1.2
World Wrestling Entertainment	1.1
Capstead Mortgage	1.1
Massey Energy	1.1
Mid-America Apartment Communities	1.1
Esterline Technologies	1.1
Owens & Minor	1.1

Holdings discussed in this report

as of 02/29/08 (%)

AGCO	0.9
FTI Consulting	0.9
Bally Technologies	0.5
Centene	0.6
Brown Shoe	0.6
Colonial BancGroup	0.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Marsico Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11-month (cumulative) return
as of 02/29/08

+0.24%

Class A shares (without sales charge)

–4.67%

S&P 500 Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 01/31/08.

Summary

■  For the 11-month period that ended February 29, 2008, the fund's Class A shares returned 0.24% without sales charge.

■  In a challenging environment for stocks, the fund held up better than the index but slightly underperformed its peer group, the Lipper Large-Cap Growth Funds Classification.1

■  Stock selection in the telecommunications services, consumer discretionary, information technology and financials sectors aided the fund's return. Sector allocation generally detracted from performance compared to the index. The fund's health care positions also struggled during the period.

Portfolio Management

Thomas F. Marsico has managed the fund since December 1997 and is Chief Investment Officer of Marsico Capital Management, LLC, investment sub-advisor to the portfolio.

Columbia Management Advisors, LLC ("CMA") has retained Marsico Capital Management, LLC ("MCM") to serve as investment sub-advisor to the fund. As investment sub-advisor, MCM makes the investment decisions and manages the fund. MCM is an investment advisor registered with the Securities and Exchange Commission and is an independently owned investment management firm.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Marsico Growth Fund

Growth of a $10,000 investment 03/01/98 – 02/29/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)

Sales charge	without	with
Class A	18,467	17,401
Class B	17,158	17,158
Class C	17,185	17,185
Class R	18,340	n/a
Class Z	18,836	n/a

Average annual total return as of 02/29/08 (%)

Share class		A		B		C		RZ
Inception		12/31/97		12/31/97		12/31/97		01/23/0612/31/97
Sales charge	without	with	without	with	without	with	without	without
11-month (cumulative)	0.24	–5.50	–0.48	–5.45	–0.42	–1.42	–0.05	0.46
1- year	0.00	–5.77	–0.74	–5.70	–0.74	–1.73	–0.30	0.22
5-year	11.92	10.61	11.11	10.85	11.10	11.10	11.77	12.21
10-year	6.33	5.70	5.55	5.55	5.56	5.56	6.25	6.54

Average annual total return as of 03/31/08 (%)

Share class		A		B		C		RZ
Sales charge	without	with	without	with	without	with	without	without
11-month (cumulative)	–4.24	–9.75	–4.84	–9.60	–4.88	–5.84	–4.49	–4.00
1- year	–1.59	–7.23	–2.33	–7.21	–2.32	–3.30	–1.89	–1.34
5-year	10.90	9.61	10.09	9.81	10.09	10.09	10.75	11.18
10-year	5.29	4.67	4.51	4.51	4.53	4.53	5.22	5.50

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. These returns have not been restated to reflect any differences in expenses between Class A shares and Class R shares. If differences in expenses had been reflected, the returns shown would have been lower, since Class R shares are subject to higher Rule 12b-1 fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.24
Class B	1.99
Class C	1.99
Class R	1.49
Class Z	0.99

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Marsico Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	941.92	1,018.90	5.79	6.02	1.20
Class B	1,000.00	1,000.00	938.69	1,015.17	9.40	9.77	1.95
Class C	1,000.00	1,000.00	938.79	1,015.17	9.40	9.77	1.95
Class R	1,000.00	1,000.00	940.68	1,017.65	7.00	7.27	1.45
Class Z	1,000.00	1,000.00	943.21	1,020.14	4.59	4.77	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Marsico Growth Fund

The Board of Trustees of Columbia Marsico Growth Fund has approved the change of the fund's fiscal year end from March 31 to the last day of February. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2008 through August 31, 2008.

For the 11-month period that ended February 29, 2008, Columbia Marsico Growth Fund Class A shares returned 0.24% without sales charge. The S&P 500 Index1 returned negative 4.67%. The average return of the fund's peer group, the Lipper Large-Cap Growth Funds Classification2, was 0.57%. Stock selection was a source of strength for the fund. Sector allocations generally detracted from performance compared to the index. The fund's health care positions also struggled during the period.

Stock selection a source of strength in many sectors

Wireless telecommunications services providers China Mobile Ltd. and Mexico-based America Movil SAB de CV posted solid gains as subscriber growth continued in a number of the emerging markets they serve. Certain consumer discretionary positions fared well, including hotel/casino operator Wynn Resorts Ltd. and restaurant company McDonald's. In the information technology sector, MasterCard was a significant individual contributor to performance. MasterCard receives fees for processing payment transactions and has benefited from the increased use of electronic payment methods, such as credit and debit cards.

The fund's financial holdings fared better than financials within the index. The fund had less exposure than the index to financials, and it benefited from owning shares of Industrial & Commercial Bank of China.

The fund's energy positions also performed well. Energy service companies Petroleo Brasileiro and Schlumberger Ltd. were among the fund's best-performing individual positions. Both companies benefited from increased exploration and development in the oil and gas industry. Agricultural materials company Monsanto appreciated sharply with a total return of 112%.

Consumer discretionary, energy and health care hampered return

The fund's results were hampered by an overweight in the weak-performing consumer discretionary sector and an underweight in the strong-performing energy sector. Sector-level weights are generally considered a residual of the fund's stock selection process rather than a major, proactive facet of its investment strategy.

1The Standard and Poor's (S&P) 500 Index tracks the performance of 500 widely held large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in a fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/08 ($)

Class A	20.26
Class B	18.83
Class C	18.86
Class R	20.13
Class Z	20.63

Distributions declared per share

04/01/07 – 02/29/08 ($)

Class A	0.01
Class Z	0.05

Portfolio Manager's Report (continued) – Columbia Marsico Growth Fund

Top 5 sectors

as of 02/29/08 (%)

Consumer Discretionary	16.4
Financials	14.7
Industrials	12.2
Energy	10.5
Health Care	9.5

Top 10 holdings

as of 02/29/08 (%)

McDonald's	4.5
UnitedHealth Group	4.2
Google	3.9
Monsanto	3.9
Lockheed Martin	3.6
Goldman Sachs Group	3.6
Petroleo Brasileiro	3.5
Schlumberger Ltd.	3.2
Industrial & Commercial
Bank of China	3.1
Union Pacific	3.0

Holdings discussed in this report

as of 02/29/08 (%)

China Mobile Ltd.	2.8
America Movil SAB de CV	1.6
Wynn Resorts Ltd.	2.6
McDonald's	4.5
MasterCard	2.9
Industrial & Commercial Bank of China	3.1
Petroleo Brasileiro	3.5
Schlumberger Ltd.	3.2
Monsanto	3.9
UnitedHealth Group	4.2
Merck & Co.	2.0
Lehman Brothers Holdings	2.0
Goldman Sachs Group	3.6

The master portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund's health care returns lagged the returns of the S&P 500 Index's health care sector. Health care services company UnitedHealth Group and pharmaceutical company Merck & Co. were the primary disappointments. Certain individual positions also struggled, including Microsoft, Comcast, Lehman Brothers Holdings and Goldman Sachs Group. (Comcast and Microsoft were sold.)

The fund's focus

During the period, the fund's allocation to the energy sector rose and exposure to the financials and consumer discretionary sectors was reduced. These changes were primarily the result of the fund's stock selection process. At the end of the period, the fund's most significant sector weights included consumer discretionary, financials, industrials, energy and health care.

The fund is a feeder fund that invests all or substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the master portfolio may differ from those presented for other Columbia Funds.

The master portfolio generally holds a core position of between 35 and 50 common stocks. By maintaining a relatively focused portfolio, the master portfolio may be subject to a greater risk than a master portfolio that is more fully diversified. The master portfolio may invest up to 25% of its total assets in foreign securities.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Fund Profile – Columbia Large Cap Core Fund

Summary

■  For the 11-month period that ended February 29, 2008, the fund's Class A shares returned negative 2.69% without sales charge.

■  In a challenging stock market environment, the fund held up better than both its benchmark and the average return of its peer group.

■  Stock selection, particularly in the technology and financials sectors, aided performance during the period.

Portfolio Management

Craig Leopold has co-managed the fund since July 2004 and has been with the advisor or its predecessors or affiliate organizations since 2003.

George Maris has co-managed the fund since December 2004 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Colin Moore has co-managed the fund since July 2004 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Peter Santoro has co-managed the fund since July 2004 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11-month (cumulative) return
as of 02/29/08

–2.69%

Class A shares (without sales charge)

–4.67%

S&P 500 Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth.) All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 01/31/08.

Performance Information – Columbia Large Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.08
Class B	1.83
Class C	1.83
Class Z	0.83

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 10/02/98 – 02/29/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/02/98 – 02/29/08 ($)

Sales charge	without	with
Class A	15,133	14,263
Class B	14,176	14,176
Class C	14,182	14,182
Class Z	15,411	n/a

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		Z
Inception	08/02/99		08/02/99		08/02/99		10/02/98
Sales charge	without	with	without	with	without	with	without
11-month (cumulative)	–2.69	–8.31	–3.34	–7.94	–3.34	–4.26	–2.43
1-year	–1.37	–7.01	–2.12	–6.77	–2.11	–3.04	–1.10
5-year	11.51	10.21	10.65	10.38	10.64	10.64	11.78
Life	4.50	3.85	3.78	3.78	3.78	3.78	4.70

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
11-month (cumulative)	–7.53	–12.84	–8.18	–12.55	–8.18	–9.05	–7.40
1-year	–3.05	–8.64	–3.78	–8.35	–3.77	–4.69	–2.85
5-year	11.02	9.72	10.18	9.91	10.20	10.20	11.30
Life	4.42	3.77	3.69	3.69	3.70	3.70	4.61

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Class A, Class B and Class C shares commenced operations on August 2, 1999 and have no performance prior to that date. Performance prior to August 2, 1999 is that of Class Z shares, which do not have any Rule 12b-1 fees or shareholder servicing fees. If Class A, Class B and Class C shares' Rule 12b-1 fees or shareholder servicing fees had been reflected, total returns would have been lower.

Understanding Your Expenses – Columbia Large Cap Core Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	921.28	1,019.54	5.11	5.37	1.07
Class B	1,000.00	1,000.00	918.00	1,015.81	8.68	9.12	1.82
Class C	1,000.00	1,000.00	918.60	1,015.81	8.68	9.12	1.82
Class Z	1,000.00	1,000.00	923.02	1,020.79	3.92	4.12	0.82

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Large Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/08 ($)

Class A	13.66
Class B	13.23
Class C	13.23
Class Z	13.66

Distributions declared per share

04/01/07 – 02/29/08 ($)

Class A	0.90
Class B	0.76
Class C	0.76
Class Z	0.96

The Board of Trustees of Columbia Large Cap Core Fund has approved the change of the fund's fiscal year end from March 31 to the last day of February. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2008 through August 31, 2008.

For the 11-month period that ended February 29, 2008, Columbia Large Cap Core Fund Class A shares returned negative 2.69% without sales charge. The fund weathered a declining market better than its benchmark, the S&P 500 Index,1 which returned negative 4.67%. The fund's return was also better than the negative 4.62% average return of its peer group, the Lipper Large-Cap Core Funds Classification.2 Stock selection, primarily in the financials and technology sectors, aided the fund's return. A focus on high quality stocks with strong balance sheets and positive growth opportunities that we believe are well-positioned to generate strong cash flows helped returns as the economy slowed and credit concerns grew. Furthermore, the fund invested in companies with significant international opportunities, which paid off as the domestic economy and the U.S. dollar weakened.

Sector allocation and stock selection in financials and technology aided returns

The fund's cautious approach to the financials sector was beneficial as credit concerns rose during the period. We were early to spot potential problems in housing and mortgage-related stocks and maintained a light exposure to credit-extended real estate areas, which also helped performance. In addition, the fund owned several financial stocks that bucked the negative trend, including financial services provider State Street which rose strongly. The company had minimal exposure to housing and credit woes and experienced an increase in transaction volume. As home foreclosures increased, Assurant, a specialty insurance company, enjoyed both pricing and volume increases, which boosted its share price. As a provider of lender-placed homeowners' insurance, Assurant's stock tends to move in the opposite direction of housing stocks.

In the technology sector, an emphasis on international firms with diverse product lines produced positive results for the fund. Apple benefited from the product success of the iPhone and iMac desktop along with rapidly declining component prices. Cellphone manufacturer Nokia expanded in emerging markets and gained market share at the expense of its primary competitor.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in a fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Large Cap Core Fund

Natural resources and healthcare themes helped performance

Skyrocketing global demand for iron ore helped the results of fund holding Companhia Vale do Rio Doce (CVRD), the world's largest producer of iron ore in a supply-constrained marketplace. Manufacturer of machinery for coal and copper mining, Joy Global, benefited from increased international demand and higher coal prices. Broad exposure to the generic drug market also aided the fund's returns. Pharmacy benefit manager, Express Scripts, was the beneficiary of a health care cost-containment trend that encouraged substitution of generics for branded drugs.

High-end retail holdings and paper detracted from returns

High-end retailers Nordstrom, Coach and Ralph Lauren turned in disappointing results during the period as the economy worsened. While high-end shoppers are typically less economically sensitive, these holdings were negatively affected when moderate-income shoppers, who also frequent these stores, pulled back sharply. We subsequently sold Ralph Lauren.

Canadian paper producer, Domtar was hurt by weak demand for printing paper and a slower-than-anticipated management turnaround. We continue to believe that improved pricing and the company's strong free cash flow conversion has the potential to prevail in the longer term.

Prepared for volatility ahead

Market volatility has increased in a weak economic environment and we believe it is likely to continue into the coming year. The fund is prepared to weather this volatility with a focus on larger, multi-national companies with consistent cash flow generation. By drawing on three independent research sources—fundamental research, quantitative models and portfolio management team input—and employing a disciplined valuation process, the fund has the potential to take advantage of opportunities arising from the price disruptions that often accompany market volatility.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Top 5 sectors

as of 02/29/08 (%)

Financials	16.7
Information Technology	15.5
Energy	13.4
Health Care	12.1
Industrials	11.6

Top 10 holdings

as of 02/29/08 (%)

General Electric	4.0
JPMorgan Chase	2.5
Johnson & Johnson	2.1
Exxon Mobil	1.9
Occidental Petroleum	1.7
Microsoft	1.7
Cisco Systems	1.6
Hewlett-Packard	1.6
United Technologies	1.6
AT&T	1.5

Holdings discussed in this report

as of 02/29/08 (%)

State Street	1.0
Assurant	0.7
Apple	1.3
Nokia	0.8
Companhia Vale do Rio Doce	0.8
Joy Global	0.4
Express Scripts	0.5
Nordstrom	0.4
Coach	0.4
Domtar	0.4

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Marsico Focused Equities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11-month (cumulative) return
as of 02/29/08

0.00%

Class A shares (without sales charges)

–4.67%

S&P 500 Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth.) All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 01/31/08.

Summary

■  For the 11-month period that ended February 29, 2008, the fund's Class A shares were flat—experiencing no loss or gain—as measured without sales charge.

■  In a weak period for the stock market, the fund held up better than its benchmark and peer group.

■  Stock selection in the financials, materials and energy sectors aided return relative to the benchmark. Sector allocation detracted from performance, and health-care related holdings struggled.

Portfolio Management

Thomas F. Marsico has managed the fund since December 1997 and is Chief Investment Officer of Marsico Capital Management, LLC, investment sub-advisor to the portfolio.

Columbia Management Advisors, LLC ("CMA") has retained Marsico Capital Management, LLC ("MCM") to serve as investment sub-advisor to the fund. As investment sub-advisor, MCM makes the investment decisions and manages the fund. MCM is an investment advisor registered with the Securities and Exchange Commission and is an independently owned investment management firm.

Performance Information – Columbia Marsico Focused Equities Fund

Growth of a $10,000 investment 03/01/98 – 02/29/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Focused Equities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)

Sales charge	without	with
Class A	19,995	18,841
Class B	18,621	18,621
Class C	18,675	18,675
Class Z	20,426	n/a

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		Z
Inception	12/31/97		12/31/97		12/31/97		12/31/97
Sales charge	without	with	without	with	without	with	without
11-month (cumulative)	0.00	–5.75	–0.64	–5.55	–0.69	–1.67	0.27
1-year	–0.55	–6.27	–1.27	–6.15	–1.26	–2.24	–0.27
5-year	12.12	10.80	11.30	11.04	11.29	11.29	12.42
10-year	7.17	6.54	6.41	6.41	6.44	6.44	7.40

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
11-month (cumulative)	–3.62	–9.14	–4.30	–9.04	–4.29	–5.24	–3.42
1-year	–1.85	–7.49	–2.57	–7.39	–2.61	–3.57	–1.59
5-year	11.01	9.71	10.19	9.91	10.18	10.18	11.29
10-year	6.03	5.40	5.27	5.27	5.30	5.30	6.26

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.29
Class B	2.04
Class C	2.04
Class Z	1.04

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Marsico Focused Equities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	953.21	1,018.80	5.92	6.12	1.22
Class B	1,000.00	1,000.00	949.88	1,015.07	9.55	9.87	1.97
Class C	1,000.00	1,000.00	949.58	1,015.07	9.55	9.87	1.97
Class Z	1,000.00	1,000.00	954.60	1,020.04	4.71	4.87	0.97

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Marsico Focused Equities Fund

The Board of Trustees of Columbia Marsico Focused Equities Fund has approved the change of the fund's fiscal year end from March 31 to the last day of February. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2008 through August 31, 2008.

For the 11-month period that ended February 29, 2008, Columbia Marsico Focused Equities Fund Class A shares returned 0.00% without sales charge. The S&P 500 Index1 returned negative 4.67%. The average return of the fund's peer group, the Lipper Large-Cap Growth Funds Classification2, was 0.57%. Against a backdrop of increasing volatility, the fund held up better than the index primarily because of stock selection in the financials, materials and energy sectors. An underweight in financials also aided performance while certain other sector allocations detracted from performance compared to the index. Health care-related holdings also struggled during the annual period.

Stock selection and sector allocation drove performance

The fund had less exposure to the weak-performing financials sector, which benefited performance for the period. In addition, stock selection among financials was favorable. Industrial & Commercial Bank of China Ltd. posted a solid return for the fund. In the materials sector, agricultural chemicals company Monsanto posted a favorable return. Monsanto benefited from growth in its corn seed business and improved revenues for its Roundup chemical product. The fund's energy positions also performed well. Energy service companies Petroleo Brasileiro and Schlumberger Ltd. were also among the best-performing individual positions in the portfolio, benefiting from increased exploration and development in the oil and gas industry.

The fund had more exposure than the index to the weak-performing consumer discretionary sector and less exposure than the index to the strong-performing energy and consumer staples sectors, which hampered performance. Sector-level weights are generally considered a residual of the fund's stock selection process rather than a major, proactive facet of its investment strategy.

The fund's health care returns were lower than the return from the S&P 500 Index's health care sector. Health care services company UnitedHealth Group and pharmaceutical company Merck & Co. were disappointments. Certain consumer-related positions also struggled, including Comcast, Toyota Motor and Lowe's Companies. (Comcast was sold.)

1The Standard and Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/08 ($)

Class A	21.59
Class B	20.07
Class C	20.13
Class Z	22.06

Distributions declared per share

04/01/07 – 02/29/08 ($)

Class A	0.26
Class B	0.26
Class C	0.26
Class Z	0.26

Portfolio Manager's Report (continued) – Columbia Marsico Focused Equities Fund

Top 5 sectors

as of 02/29/08 (%)

Consumer Discretionary	21.3
Financials	15.6
Energy	13.1
Health Care	12.2
Industrials	10.6

Top 10 holdings

as of 02/29/08 (%)

McDonald's	6.5
Monsanto	5.2
Transocean	4.8
Petroleo Brasileiro	4.7
Google	4.7
Industrial & Commercial Bank of China	4.5
UnitedHealth Group	4.2
Genetech	4.2
Lockheed Martin	3.9
Goldman Sachs Group	3.8

Holdings discussed in this report

as of 02/29/08 (%)

Industrial & Commercial Bank of China	4.5
Monsanto	5.2
Petroleo Brasileiro	4.7
Schlumberger Ltd.	3.5
UnitedHealth Group	4.2
Merck & Co.	3.8
Toyota Motor	2.8
Lowe's Companies	2.4

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund's focus

During the period, the fund's allocation to the energy sector increased and exposure to financials and consumer discretionary stocks decreased. These changes were primarily a result of the fund's stock selection process. At the end of the period, the fund's most significant sector weights included consumer discretionary, financials, energy, health care and industrials.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from those presented for other Columbia Funds.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

The fund generally will hold a core position of between 20 and 30 common stocks. By maintaining a relatively non-diversified portfolio, the fund may be subject to a greater risk than a fund that is more fully diversified. The fund may invest up to 25% of its total assets in foreign securities.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia Marsico 21st Century Fund

Summary

■  For the 12-month period that ended February 29, 2008, the fund's Class A shares returned 5.16% without sales charge.

■  The fund outperformed its benchmark and the average return of its peer group, the Lipper Multi-Cap Growth Funds Classification.1

■  Stock selection in the information technology, financials and consumer discretionary sectors were the primary areas of strength for the fund while certain sector allocations detracted from performance compared to the index.

Portfolio Management

Corydon J. Gilchrist has managed Columbia Marsico 21st Century Fund since February 2003. He is with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Columbia Management Advisors, LLC ("CMA") has retained Marsico Capital Management, LLC ("MCM") to serve as investment sub-advisor to the fund. As investment sub-advisor, MCM makes the investment decisions and manages the fund. MCM is an investment advisor registered with the Securities and Exchange Commission and is an independently owned investment management firm.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/08

+5.16%

Class A shares (without sales charge)

–4.52%

Russell 3000 Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 01/31/08.

Performance Information – Columbia Marsico 21st Century Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.29
Class B	2.04
Class C	2.04
Class R	1.54
Class Z	1.04

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 04/10/00 – 02/29/08 ($)

The table above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico 21st Century Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Russell 3000 Index measures the performance of 3,000 of the largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/10/00 – 02/29/08 ($)

Sales charge	without	with
Class A	15,371	14,487
Class B	14,487	14,487
Class C	14,487	14,487
Class R	15,285	n/a
Class Z	15,678	n/a

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		R	Z
Inception	04/10/00		04/10/00		04/10/00		01/23/06	04/10/00
Sales charge	without	with	without	with	without	with	without	without
1-year	5.16	–0.88	4.34	–0.66	4.34	3.34	4.87	5.38
5-year	20.50	19.08	19.60	19.40	19.60	19.60	20.37	20.82
Life	5.60	4.81	4.81	4.81	4.81	4.81	5.53	5.87

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	2.49	–3.43	1.79	–3.14	1.79	0.80	2.28	2.81
5-year	19.47	18.05	18.60	18.39	18.60	18.60	19.34	19.77
Life	5.27	4.49	4.49	4.49	4.49	4.49	5.20	5.55

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The returns for Class R include the returns of Class A prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee.

Understanding Your Expenses – Columbia Marsico 21st Century Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	964.50	1,018.85	5.91	6.07	1.21
Class B	1,000.00	1,000.00	960.82	1,015.12	9.56	9.82	1.96
Class C	1,000.00	1,000.00	960.82	1,015.12	9.56	9.82	1.96
Class R	1,000.00	1,000.00	963.20	1,017.60	7.13	7.32	1.46
Class Z	1,000.00	1,000.00	965.59	1,020.09	4.69	4.82	0.96

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Marsico 21st Century Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/08 ($)

Class A	14.55
Class B	13.86
Class C	13.86
Class R	14.55
Class Z	14.76

Distributions declared per share

03/01/07 – 02/29/08 ($)

Class A	0.52
Class B	0.52
Class C	0.52
Class R	0.52
Class Z	0.52

For the 12-month period that ended February 29, 2008, the fund's Class A shares returned 5.16% without sales charge. The fund outperformed its benchmark, the Russell 3000 Index, which returned negative 4.52%.1 The fund's return was also higher than the average return of its peer group, the Lipper Multi-Cap Growth Funds Classification, which was 0.68%.2 Stock selection in the information technology, financials and consumer discretionary sectors were the primary areas of strength for the fund. Sector allocation, especially in the energy sector, detracted somewhat from performance compared to the index.

Technology and financials benefited the fund

During the 12-month period, information technology positions performed well for the fund, led by MasterCard, the largest individual contributor to performance. MasterCard receives fees for processing payment transactions and has benefited from the increased use of electronic payment methods such as credit and debit cards around the world. Apple also experienced strong returns, although the stock gave back some its gains in the final quarter of the period.

Although the fund's financials posted negative returns overall, they held up considerably better than their counterparts in the index. China Merchants Bank and Brazil-based Banco Itau Holdings Financeira S.A. posted solid gains prior to being sold from the fund. These gains helped offset losses from Washington Mutual, Moody's and Wells Fargo & Co. Moody's was sold.

Outside these sectors, certain individual positions performed well, including agricultural materials company Monsanto and energy service companies Petroleo Brasileiro and Schlumberger Ltd., the latter of which was sold.

Mixed results from the consumer discretionary sector

The fund's performance was hampered by an overweight relative to the index in consumer discretionary stocks, which were generally weak performers. However, the fund's consumer discretionary holdings held up much better than the index and included several strong performers, including hotel/casino operator Wynn Resorts Ltd., Chipotle Mexican Grill, and McDonald's.

1The Russell 3000 Index measures the performance of 3,000 of the largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia Marsico 21st Century Fund

Missed opportunity in energy

The fund gave up some opportunity because it had less exposure to the energy sector than the Russell 3000 Index. The energy sector continued its streak of strong performance during the year. Sector level weights are generally a residual of the fund's stock selection process rather than a major proactive facet of its investment strategy. Thus, the underweight in energy reflects the fund's ability to identify prospects elsewhere.

The fund's focus

At the end of the period, the fund emphasized investments in the financials, consumer discretionary, information technology and industrials sectors, with little or no exposure to telecommunications and utilities. We view the fund's cash position as a buying reserve—a means for us to invest quickly in new opportunities without having to pare existing holdings in which we have a high degree of conviction. The fund's cash and cash equivalents also helped to provide some protection to the fund's assets in a difficult market environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

The fund may invest without limit in foreign securities, including emerging markets securities. International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/29/08 (%)

Financials	20.0
Consumer Discretionary	17.8
Information Technology	13.9
Industrials	13.0
Consumer Staples	10.5

Top 10 holdings

as of 02/29/08 (%)

MasterCard	7.1
Costco Wholesale	6.8
Raytheon	5.0
Petroleo Brasileiro	5.0
Wells Fargo	4.7
Las Vegas Sands	4.2
Washington Mutual	4.0
Heineken Holding	3.7
Apple	3.6
Google	3.2

Holdings discussed in this report

as of 02/29/08 (%)

MasterCard	7.1
Apple	3.6
Washington Mutual	4.0
Wells Fargo	4.7
Monsanto	2.5
Petroleo Brasileiro	5.0
Wynn Resorts Ltd.	2.1
Chipotle Mexican Grill	0.6
McDonald's	1.9

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Small Cap Growth Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11-month cumulative return as of 02/29/08

–6.45%

Class A shares (without sales charge)

–8.41%

Russell 2000 Growth Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 01/31/08.

Summary

■  For the 11-month period that ended February 29, 2008, the fund's Class A shares returned negative 6.45% without sales charge.

■  While conditions remained challenging for small-cap growth stocks, the fund held up better than its benchmark and the average return of its peer group.

■  Positive stock selection across most market sectors keyed the fund's relative results, with solid contributions from the consumer discretionary, industrial and health care sectors.

Portfolio Management

Daniel Cole has co-managed Columbia Small Cap Growth Fund II since September 2001 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Daniele Donahoe has co-managed the portfolio since December 2005 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Jon Michael Morgan has co-managed the portfolio since December 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

Clifford Siverd has co-managed the portfolio since December 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Christian Pineno has co-managed the portfolio since October 2006 and previously from January 1997 to December 2005 and has been with the advisor or its predecessors or affiliate organizations since 1995.

Performance Information – Columbia Small Cap Growth Fund II

Growth of a $10,000 investment 03/01/98 – 02/29/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)

Sales charge	without	with
Class A	15,487	14,597
Class B	14,400	14,400
Class C	14,428	14,428
Class Z	15,880	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.27
Class B	2.02
Class C	2.02
Class Z	1.02

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		Z
Inception	12/12/95		12/12/95		09/22/97		12/12/95
Sales charge	without	with	without	with	without	with	without
11-month (cumulative)	–6.45	–11.82	–7.15	–10.93	–7.17	–7.92	–6.31
1-year	–5.56	–10.97	–6.32	–10.14	–6.36	–7.12	–5.39
5-year	13.31	11.98	12.46	12.21	12.45	12.45	13.58
10-year	4.47	3.85	3.71	3.71	3.73	3.73	4.73

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
11-month (cumulative)	–11.10	–16.23	–11.74	–15.33	–11.73	–12.45	–10.92
1-year	–7.43	–12.74	–8.13	–11.87	–8.13	–8.88	–7.25
5-year	12.87	11.53	12.03	11.78	12.03	12.03	13.15
10-year	3.59	2.97	2.84	2.84	2.86	2.86	3.85

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Understanding Your Expenses – Columbia Small Cap Growth Fund II

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	876.98	1,018.90	5.60	6.02	1.20
Class B	1,000.00	1,000.00	873.30	1,015.17	9.08	9.77	1.95
Class C	1,000.00	1,000.00	873.79	1,015.17	9.08	9.77	1.95
Class Z	1,000.00	1,000.00	878.42	1,020.14	4.44	4.77	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Small Cap Growth Fund II

The Board of Trustees of Columbia Small Cap Growth Fund II has approved the change of the fund's fiscal year end from March 31 to the last day of February. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2008 through August 31, 2008.

For the 11-month period that ended February 29, 2008, Columbia Small Cap Growth Fund II Class A shares returned negative 6.45%% without sales charge. The Russell 2000 Growth Index1 returned negative 8.41%. The average return of the fund's peer group, the Lipper Small-Cap Growth Funds Classification2, was negative 8.78%.

Consumer, industrial and health care holdings were leaders

WMS Industries, maker of gambling equipment, was the period's top contributor. Product innovation and new licensing agreements aided results as the gaming industry continues to expand overseas. Capella Education and other for-profit education firms benefited initially from a tight job market that rewarded candidates with advanced degrees, and later from prospects of unemployed workers seeking retraining in a possible recession. However, credit issues surrounding student loans are a potential concern for this industry. We took profits in Chipotle Mexican Grill. Chipotle successfully differentiated itself in a competitive business by appealing to health-conscious diners with fresh, organic ingredients. We also booked gains on Valmont Industries, a multi-industry company. Valmont got a boost from its irrigation products division, thanks to expanding agricultural activity driven by growth in commodity prices and emerging market demand. IHS rose as demand grew for its decision-support tools and database services that serve the booming energy industry. Biotech firm Illumina enjoyed strong sales of its genotyping products, which offer early detection of some disease markers. Cepheid's shares rose thanks to growing revenues from its clinical diagnostic products.

Technology and financials were the period's weakest sectors

While gains in the aforementioned sectors were helpful, they did not offset disappointments in technology and financials. In the technology sector, Polycom, which makes voice and video communications systems for businesses, suffered when increasing costs caused earnings growth to slow. We continue to hold this issue in expectation of an earnings recovery. Erratic earnings drove down Daktronics, makers of digital billboards, stadium scoreboards and other displays. We believe that the

1The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/08 ($)

Class A	10.57
Class B	9.44
Class C	9.67
Class Z	11.01

Distributions declared per share

04/01/07 – 02/29/08 ($)

Class A	2.71
Class B	2.52
Class C	2.52
Class Z	2.78

Portfolio Managers' Report (continued) – Columbia Small Cap Growth Fund II

Top 5 sectors

as of 02/29/08 (%)

Information Technology	21.7
Health Care	20.2
Industrials	17.3
Consumer Discretionary	15.7
Energy	8.3

Top 10 holdings

as of 02/29/08 (%)

Illumina	2.0
IHS	1.8
PharmaNet Development
Group	1.7
Hologic	1.7
GFI Group	1.7
BioMarin Pharmaceutical	1.6
Dril-Quip	1.6
Marvel Entertainment	1.5
Atwood Oceanics	1.4
ANSYS	1.3

Holdings discussed in this report

as of 02/29/08 (%)

WMS Industries	1.1
Cappella Education	0.8
IHS	1.8
Illumina	2.0
Cepheid	0.5
Polycom	1.3
Daktronics	1.0

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

company's long-term prospects are favorable and have retained the fund's holdings. Concerns over slowing corporate spending on technology led us to eliminate SAVVIS, an Internet service provider. The credit crunch took a toll on Security Capital Assurance, a bond insurer whose shares fell following ratings downgrades on some of the issues it insures. Advanta, an issuer of credit cards to small businesses, declined as delinquencies rose. First Cash Financial Services, which operates pawn shops and offers check-cashing and other services to low-income customers, fell as investors shunned high-risk lenders. Security Capital, Advanta and First Cash Financial have all been sold from the portfolio.

Opportunities remain among small company growth shares

Although large cap issues have recently outperformed small caps for the first time in several years, small growth companies outpaced small value companies. We attribute this outperformance to the weak financial sector where value tends to predominate. As value investing lost luster, investors sought growth amid a relative scarcity of companies with potential to expand earnings consistently. Lower interest rates are another positive for small companies, which traditionally look to banks rather than to the capital markets for funding. However, adverse conditions in the credit markets and the current economic slowdown raise concerns for small, growth-oriented companies, as does the slackening pace of merger and acquisition activity. Acquisitions have been a modest but important factor in fund performance over the years. As always, we will maintain our disciplined approach in pursuit of attractively valued smaller companies with strong potential to increase their earnings.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater price volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Investment Portfolio – Columbia Convertible Securities Fund

February 29, 2008

Convertible Bonds – 73.5%
	Par ($)	Value ($)
Basic Materials – 0.6%
Forest Products & Paper – 0.6%
Rayonier TRS Holdings, Inc.
3.750% 10/15/12 (a)	4,500,000	4,646,250
Forest Products & Paper Total		4,646,250
Basic Materials Total		4,646,250
Consumer Discretionary – 8.8%
Automobiles – 0.7%
Ford Motor Co.
4.250% 12/15/36	5,359,000	5,178,134
Automobiles Total		5,178,134
Diversified Consumer Services – 0.3%
Stewart Enterprises, Inc.
3.125% 07/15/14 (a)	3,000,000	2,591,250
Diversified Consumer Services Total		2,591,250
Hotels, Restaurants & Leisure – 1.8%
Carnival Corp.
(b) 1.132% 04/29/33 (0.000% 04/29/08)	5,792,000	3,750,320
International Game Technology
2.600% 12/15/36 (a)	1,648,000	1,701,560
2.600% 12/15/36	2,002,000	2,067,065
Morgans Hotel Group Co.
2.375% 10/15/14 (a)	1,000,000	807,500
Scientific Games Corp.
(b) 0.750% 12/01/24 (a) (0.500% 06/01/10)	5,225,000	5,100,906
(b) 0.750% 12/01/24 (0.500% 06/01/10)	800,000	781,000
Hotels, Restaurants & Leisure Total		14,208,351
Media – 4.9%
Liberty Media Corp.
0.750% 03/30/23	14,568,000	14,968,620
Lions Gate Entertainment Corp.
2.938% 10/15/24 (a)	3,856,000	3,947,580
2.938% 10/15/24	1,630,000	1,668,713
(b) 3.625% 03/15/25 (3.125% 03/15/12)	2,905,000	2,781,538
Omnicom Group, Inc.
(c) 07/31/32	2,922,000	2,962,177
Sirius Satellite Radio, Inc.
2.500% 02/15/09	2,338,000	2,384,760
Walt Disney Co.
2.125% 04/15/23	8,055,000	9,122,287
Media Total		37,835,675

	Par ($)	Value ($)
Specialty Retail – 1.1%
Best Buy Co., Inc.
2.250% 01/15/22	964,000	1,056,785
Pier 1 Imports, Inc.
6.375% 02/15/36	500,000	403,750
United Auto Group, Inc.
3.500% 04/01/26 (a)	6,085,000	6,206,700
3.500% 04/01/26	700,000	714,000
Specialty Retail Total		8,381,235
Consumer Discretionary Total		68,194,645
Consumer Staples – 1.7%
Food Products – 1.3%
Archer-Daniels-Midland Co.
0.875% 02/15/14 (a)	8,000,000	9,720,000
0.875% 02/15/14	675,000	820,125
Food Products Total		10,540,125
Household Products – 0.4%
Church & Dwight
5.250% 08/15/33 (a)	1,738,000	3,032,810
Household Products Total		3,032,810
Consumer Staples Total		13,572,935
Energy – 7.1%
Energy Equipment & Gas – 1.4%
Global Industries Ltd.
2.750% 08/01/27 (a)	5,000,000	4,093,750
Hornbeck Offshore Services, Inc.
(b) 1.625% 11/15/26 (a) (1.375% 11/15/13)	5,000,000	5,703,500
(b) 1.625% 11/15/26 (1.375% 11/15/13)	880,000	1,003,816
Energy Equipment & Gas Total		10,801,066
Energy Equipment & Services – 3.1%
Nabors Industries, Inc.
0.940% 05/15/11	4,870,000	4,851,737
Pride International, Inc.
3.250% 05/01/33 (a)	1,560,000	2,184,000
3.250% 05/01/33	3,830,000	5,362,000
Transocean, Inc.
1.500% 12/15/37	730,000	814,863
1.625% 12/15/37	9,670,000	10,745,787
Energy Equipment & Services Total		23,958,387

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

February 29, 2008

Convertible Bonds (continued)
	Par ($)	Value ($)
Oil, Gas & Consumable Fuels – 2.6%
Cheniere Energy, Inc.
2.250% 08/01/12 (a)	1,987,000	1,917,455
2.250% 08/01/12	964,000	930,260
Chesapeake Energy Corp.
2.750% 11/15/35 (a)	3,231,000	4,256,843
2.750% 11/15/35	9,145,000	12,048,537
USEC, Inc.
3.000% 10/01/14	1,217,000	940,133
Oil, Gas & Consumable Fuels Total		20,093,228
Energy Total		54,852,681
Financials – 4.6%
Capital Markets – 0.6%
Merrill Lynch & Co., Inc.
(c) 03/13/32	4,345,000	4,752,561
Capital Markets Total		4,752,561
Commercial Banks – 0.6%
Wells Fargo & Co.
2.989% 05/01/33 (d)	4,350,000	4,328,119
Commercial Banks Total		4,328,119
Insurance – 0.4%
American Equity Investment Life Insurance Co.
5.250% 12/06/24 (a)	3,488,000	3,409,520
Insurance Total		3,409,520
Real Estate Investment Trusts (REITs) – 3.0%
Boston Properties, Inc.
3.750% 05/15/36	3,893,000	4,296,899
General Growth Properties, Inc.
3.980% 04/15/27 (a)	2,000,000	1,590,000
Host Hotels & Resorts, Inc.
2.625% 04/15/27 (a)	4,000,000	3,360,000
Prologis
1.875% 11/15/37	2,730,000	2,395,575
2.250% 04/01/37 (a)	6,000,000	5,572,500
Vornado Realty Trust
3.625% 11/15/26	6,740,000	6,015,450
Real Estate Investment Trusts (REITs) Total		23,230,424
Financials Total		35,720,624

	Par ($)	Value ($)
Health Care – 19.1%
Biotechnology – 5.4%
Amgen, Inc.
0.125% 02/01/11 (a)	2,982,000	2,762,078
0.375% 02/01/13 (a)	3,030,000	2,704,275
0.375% 02/01/13	2,864,000	2,556,120
Amylin Pharmaceuticals, Inc.
3.000% 06/15/14 (a)	5,062,000	4,220,442
3.000% 06/15/14	4,650,000	3,876,938
Genzyme Corp.
1.250% 12/01/23	4,800,000	5,418,000
Gilead Sciences, Inc.
0.500% 05/01/11	3,860,000	5,211,000
Invitrogen Corp.
3.250% 06/15/25	4,886,000	5,368,492
Isis Pharmaceuticals, Inc.
2.625% 02/15/27	935,000	1,151,219
PDL BioPharma, Inc.
2.000% 02/15/12 (a)	3,210,000	3,041,475
2.000% 02/15/12	5,572,000	5,279,470
Biotechnology Total		41,589,509
Health Care Equipment & Supplies – 6.7%
Advanced Medical Optics, Inc.
2.500% 07/15/24 (a)	5,200,000	4,732,000
Beckman Coulter, Inc.
2.500% 12/15/36	3,835,000	4,328,756
2.500% 12/15/36 (a)	220,000	248,325
Edwards Lifesciences Corp.
3.875% 05/15/33	7,955,000	7,955,000
Fisher Scientific International, Inc.
3.250% 03/01/24	9,127,000	13,918,675
Hologic, Inc.
(b) 2.000% 12/15/13 (0.000% 12/15/37)	3,693,000	3,753,011
Integra LifeSciences Holdings Corp.
2.750% 06/01/10 (a)	3,000,000	2,808,750
Isis Pharmaceuticals, Inc.
2.625% 02/15/27 (a)	1,000,000	1,231,250
Medtronic, Inc.
1.500% 04/15/11 (a)	5,975,000	6,393,250
1.500% 04/15/11	3,810,000	4,076,700
SonoSite, Inc.
3.750% 07/15/14	480,000	496,800
St. Jude Medical, Inc.
1.220% 12/15/08	1,925,000	1,949,063
Health Care Equipment & Supplies Total		51,891,580
Health Care Providers & Services – 1.5%
Chemed Corp.
1.875% 05/15/14 (a)	2,250,000	1,935,000

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

February 29, 2008

Convertible Bonds (continued)
	Par ($)	Value ($)
Emdeon Corp.
3.125% 09/01/25	1,925,000	1,761,375
Henry Schein, Inc.
3.000% 08/15/34 (a)	3,980,000	5,616,775
LifePoint Hospitals, Inc.
3.500% 05/15/14	3,408,000	2,798,820
Health Care Providers & Services Total		12,111,970
Health Care Technology – 0.8%
Inverness Medical Innovations, Inc.
3.000% 05/15/16 (a)	7,000,000	6,667,500
Health Care Technology Total		6,667,500
Life Sciences Tool & Services – 1.0%
Millipore Corp.
3.750% 06/01/26	7,375,000	7,679,219
Life Sciences Tool & Services Total		7,679,219
Pharmaceuticals – 3.7%
Allergan, Inc.
1.500% 04/01/26 (a)	6,140,000	6,915,175
1.500% 04/01/26	2,035,000	2,291,919
Bristol-Myers Squibb Co.
4.491% 09/15/23 (d)	6,829,000	6,793,762
Mylan, Inc.
1.250% 03/15/12	675,000	598,219
Teva Pharmaceutical Finance Co., BV
1.750% 02/01/26	1,935,000	2,290,556
Wyeth
3.581% 01/15/24 (a)(d)	3,138,000	3,264,461
3.581% 01/15/24 (d)	6,142,000	6,389,523
Pharmaceuticals Total		28,543,615
Health Care Total		148,483,393
Industrial – 12.1%
Aerospace & Defense – 5.3%
Ceradyne, Inc.
2.875% 12/15/35	2,920,000	2,617,050
DRS Technologies, Inc.
2.000% 02/01/26 (a)	7,450,000	8,232,250
L-3 Communications Corp.
3.000% 08/01/35	10,926,000	13,520,925
Lockheed Martin Corp.
2.815% 08/15/33 (d)	10,535,000	15,080,853
Orbital Sciences Corp.
2.438% 01/15/27	1,187,000	1,345,761
Aerospace & Defense Total		40,796,839

	Par ($)	Value ($)
Airlines – 0.5%
UAL Corp.
5.000% 02/01/21	3,705,000	3,617,006
Airlines Total		3,617,006
Commercial Services & Supplies – 1.9%
Covanta Holding Corp.
1.000% 02/01/27	9,815,000	11,397,669
Waste Connections, Inc.
3.750% 04/01/26	2,918,000	3,231,685
Commercial Services & Supplies Total		14,629,354
Electrical Components & Equipment – 1.0%
General Cable Corp.
1.000% 10/15/12 (a)	7,500,000	7,668,750
Electrical Components & Equipment Total		7,668,750
Electrical Equipment – 1.2%
Roper Industries, Inc.
(b) 1.481% 01/15/34 (0.000% 01/15/09)	10,590,000	7,505,662
Suntech Power Holdings Co. Ltd.
0.250% 02/15/12	1,870,000	2,035,963
Electrical Equipment Total		9,541,625
Machinery – 1.5%
Barnes Group, Inc.
3.750% 08/01/25	3,637,000	4,682,637
Trinity Industries, Inc.
3.875% 06/01/36	7,714,000	6,807,605
Machinery Total		11,490,242
Trading Companies & Distributors – 0.7%
WESCO International, Inc.
1.750% 11/15/26	830,000	699,275
1.750% 11/15/26 (a)	2,000,000	1,685,000
2.625% 10/15/25	2,900,000	3,331,375
Trading Companies & Distributors Total		5,715,650
Industrial Total		93,459,466
Information Technology – 16.5%
Communications Equipment – 0.6%
Arris Group, Inc.
2.000% 11/15/26	2,435,000	1,766,324
Liberty Media Corp.
3.500% 01/15/31 (a)	2,016,733	1,562,968
3.500% 01/15/31	1,684,076	1,305,159
Communications Equipment Total		4,634,451

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

February 29, 2008

Convertible Bonds (continued)
	Par ($)	Value ($)
Computers & Peripherals – 2.1%
EMC Corp.
1.750% 12/01/11 (a)	3,500,000	4,296,250
1.750% 12/01/11	9,690,000	11,894,475
Computers & Peripherals Total		16,190,725
Electronic Equipment & Instruments – 0.8%
Avnet, Inc.
2.000% 03/15/34	1,948,000	2,264,550
L-1 Identity Solutions, Inc.
3.750% 05/15/27 (a)	5,000,000	4,256,250
Electronic Equipment & Instruments Total		6,520,800
Electronic Equipment & Services – 0.1%
Newport Corp.
2.500% 02/15/12 (a)	500,000	413,125
Electronic Equipment & Services Total		413,125
Internet Software & Services – 0.4%
Equinix, Inc.
2.500% 04/15/12	3,490,000	3,311,138
Internet Software & Services Total		3,311,138
IT Services – 2.5%
CSG Systems International, Inc.
2.500% 06/15/24 (a)	4,000,000	3,290,000
DST Systems, Inc.
4.125% 08/15/23 (a)	3,930,000	6,076,763
Electronic Data Systems Corp.
3.875% 07/15/23 (a)	8,000,000	7,800,000
VeriFone Holdings, Inc.
1.375% 06/15/12 (a)	3,000,000	2,460,000
IT Services Total		19,626,763
Semiconductors & Semiconductor Equipment – 5.0%
Agere Systems, Inc.
6.500% 12/15/09	3,440,000	3,478,700
Amkor Technology, Inc.
2.500% 05/15/11	1,942,000	2,043,955
ASM International NV
4.250% 12/06/11 (a)	2,990,000	3,251,625
4.250% 12/06/11	738,000	802,575
Cypress Semiconductor Corp.
1.000% 09/15/09	900,000	1,036,125
1.000% 09/15/09 (a)	2,000,000	2,302,500
Intel Corp.
2.950% 12/15/35 (a)	8,028,000	7,586,460
2.950% 12/15/35	4,743,000	4,482,135
Linear Technology Corp.
3.000% 05/01/27 (a)	2,500,000	2,300,000
3.125% 05/01/27	1,865,000	1,790,400
3.125% 05/01/27 (a)	2,500,000	2,400,000

	Par ($)	Value ($)
ON Semiconductor Corp.
2.625% 12/15/26	1,945,000	1,684,856
Xilinx, Inc.
3.125% 03/15/37	6,810,000	5,907,675
Semiconductors & Semiconductor Equipment Total		39,067,006
Software – 5.0%
Amdocs Ltd.
0.500% 03/15/24	8,829,000	8,862,109
Cadence Design Systems, Inc.
1.375% 12/15/11	8,758,000	7,674,197
Lawson Software, Inc.
2.500% 04/15/12 (a)	5,000,000	4,775,000
Sybase, Inc.
1.750% 02/22/25 (a)	10,620,000	12,704,175
Symantec Corp.
0.750% 06/15/11 (a)	4,000,000	4,365,000
Software Total		38,380,481
Information Technology Total		128,144,489
Telecommunication Services – 1.8%
Diversified Telecommunication Services – 0.2%
Liberty Media Corp.
4.000% 11/15/29	2,338,000	1,341,428
Diversified Telecommunication Services Total		1,341,428
Wireless Telecommunication Services – 1.6%
American Tower Corp.
3.000% 08/15/12	933,000	1,803,022
Nextel Communications, Inc.
5.250% 01/15/10	1,882,000	1,750,260
NII Holdings, Inc.
2.750% 08/15/25	1,875,000	2,071,875
3.125% 06/15/12 (a)	8,000,000	6,940,000
Wireless Telecommunication Services Total		12,565,157
Telecommunication Services Total		13,906,585
Utilities – 1.2%
Electric Utilities – 0.6%
Centerpoint Energy, Inc.
3.750% 05/15/23	3,592,000	4,727,970
Electric Utilities Total		4,727,970

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

February 29, 2008

Convertible Bonds (continued)
	Par ($)	Value ($)
Multi-Utilities – 0.6%
CMS Energy Corp.
2.875% 12/01/24	3,940,000	4,668,900
Multi-Utilities Total		4,668,900
Utilities Total		9,396,870
Total Convertible Bonds (cost of $556,304,727)		570,377,938
Convertible Preferred Stocks – 18.5%
	Shares
Consumer Discretionary – 1.7%
Auto Manufacturers – 1.6%
General Motors Corp., Series B, 5.250%	660,200	11,966,125
Auto Manufacturers Total		11,966,125
Media – 0.1%
Centerpoint Energy, Inc., 2.000%	34,100	1,046,529
Media Total		1,046,529
Consumer Discretionary Total		13,012,654
Consumer Staples – 1.4%
Food Products – 1.4%
Lehman Brothers Holdings, Inc., 6.000%	424,500	10,564,956
Food Products Total		10,564,956
Consumer Staples Total		10,564,956
Financials – 8.1%
Capital Markets – 1.0%
Lazard Ltd., 6.625%	97,018	3,118,159
Morgan Stanley, 6.050%	25,556	4,496,067
Capital Markets Total		7,614,226
Diversified Financial Services – 0.8%
Allegro Investment Corp. SA (a)	151,012	4,712,450
SLM Corp., 7.250%	1,860	1,889,528
Diversified Financial Services Total		6,601,978
Insurance – 3.3%
Alleghany Corp., 5.750%	23,025	7,578,103
Citigroup Funding, Inc., 5.020%	128,800	3,006,192
Metlife, Inc., 6.375%	510,070	14,792,030
Insurance Total		25,376,325

	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 1.8%
Digital Realty Trust , LP, 5.500%	190,000	4,607,500
Entertainment Properties Trust, 5.750%	147,000	2,921,625
FelCor Lodging Trust, Inc., 7.800%	168,167	3,552,528
Simon Property Group, Inc., 6.000%	39,900	2,758,087
Real Estate Investment Trusts (REITs) Total		13,839,740
Savings & Loans – 0.6%
Washington Mutual, Inc., 7.750%	4,760	4,452,385
Savings & Loans Total		4,452,385
Thrifts & Mortgage Finance – 0.6%
Fannie Mae, 5.375%	57	4,594,898
Thrifts & Mortgage Finance Total		4,594,898
Financials Total		62,479,552
Health Care – 1.4%
Pharmaceuticals – 1.4%
Mylan, Inc., 6.500%	2,750	2,467,053
Schering-Plough Corp., 6.000%	40,700	8,396,410
Pharmaceuticals Total		10,863,463
Health Care Total		10,863,463
Industrial – 1.0%
Aerospace & Defense – 0.4%
Northrop Grumman Corp., 7.000%	20,000	2,910,000
Aerospace & Defense Total		2,910,000
Electrical Equipment – 0.1%
Medis Technologies Ltd., 7.250% (a)	150	888,038
Electrical Equipment Total		888,038
Road & Rail – 0.5%
Kansas City Southern, 5.125%	3,191	4,374,063
Road & Rail Total		4,374,063
Industrial Total		8,172,101
Information Technology – 0.6%
Computers & Peripherals – 0.6%
Morgan Stanley, Inc., 10.000% (a)	188,840	4,613,361
Computers & Peripherals Total		4,613,361
Information Technology Total		4,613,361

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

February 29, 2008

Convertible Preferred Stocks (continued)
	Shares	Value ($)
Materials – 2.1%
Metals & Mining – 2.1%
Freeport-McMoRan Copper & Gold, Inc., 6.750%	111,395	16,430,762
Metals & Mining Total		16,430,762
Materials Total		16,430,762
Telecommunication Services – 1.0%
Wireless Telecommunication Services – 1.0%
Crown Castle International Corp., 6.250%	137,185	7,682,360
Wireless Telecommunication Services Total		7,682,360
Telecommunication Services Total		7,682,360
Utilities – 1.2%
Electric Utilities – 0.6%
Entergy Corp., 7.625%	76,880	4,793,468
Electric Utilities Total		4,793,468
Oil, Gas & Consumable Fuels – 0.6%
El Paso Corp., 4.990%	3,555	4,747,258
Oil, Gas & Consumable Fuels Total		4,747,258
Utilities Total		9,540,726
Total Convertible Preferred Stocks (cost of $146,926,074)		143,359,935
Common Stocks – 6.3%
Consumer Discretionary – 0.2%
Auto Components – 0.2%
BorgWarner, Inc.	40,800	1,758,888
Auto Components Total		1,758,888
Consumer Discretionary Total		1,758,888
Energy – 1.2%
Oil, Gas & Consumable Fuels – 1.2%
Forest Oil Corp. (e)	40,000	1,973,200
PetroChina Co., Ltd., Class H	3,500,000	5,132,478
Valero Energy Corp.	40,000	2,310,800
Oil, Gas & Consumable Fuels Total		9,416,478
Energy Total		9,416,478

	Shares	Value ($)
Financials – 1.4%
Diversified Financial Services – 0.5%
CME Group, Inc.	8,000	4,106,400
Diversified Financial Services Total		4,106,400
Insurance – 0.6%
China Life Insurance Co. Ltd., ADR	50,000	2,904,000
Principal Financial Group, Inc.	30,000	1,656,900
Insurance Total		4,560,900
Real Estate Investment Trusts (REITs) – 0.1%
CapitaMall Trust	300,000	687,755
Real Estate Investment Trusts (REITs) Total		687,755
Thrifts & Mortgage Finance – 0.2%
Fannie Mae	66,000	1,824,900
Thrifts & Mortgage Finance Total		1,824,900
Financials Total		11,179,955
Health Care – 0.9%
Life Sciences Tools & Services – 0.4%
Waters Corp. (e)	50,000	2,980,500
Life Sciences Tools & Services Total		2,980,500
Pharmaceuticals – 0.5%
Johnson & Johnson	60,000	3,717,600
Pharmaceuticals Total		3,717,600
Health Care Total		6,698,100
Industrials – 0.3%
Industrial Conglomerates – 0.3%
General Electric Co.	70,000	2,319,800
Industrial Conglomerates Total		2,319,800
Industrials Total		2,319,800
Information Technology – 1.0%
Electronic Equipment & Instruments – 0.2%
FLIR Systems, Inc. (e)	50,000	1,423,000
Electronic Equipment & Instruments Total		1,423,000
Internet Software & Services – 0.3%
Baidu.com, ADR (e)	8,012	2,013,656
Internet Software & Services Total		2,013,656

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Software – 0.5%
Nintendo Co., Ltd.	8,000	3,972,129
Software Total		3,972,129
Information Technology Total		7,408,785
Telecommunication Services – 0.7%
Wireless Telecommunication Services – 0.7%
China Mobile Ltd.	350,000	5,266,111
Wireless Telecommunication Services Total		5,266,111
Telecommunication Services Total		5,266,111
Utilities – 0.6%
Multi-Utilities – 0.6%
Public Service Enterprise Group, Inc.	100,000	4,410,000
Multi-Utilities Total		4,410,000
Utilities Total		4,410,000
Total Common Stocks (cost of $52,673,125)		48,458,117
Purchased Call Option – 0.0%
Celegene Corp. April Call
Strike Price: $55.00
Expire: 04/19/08	50,000	230,000
Total Purchased Call Option (cost of $204,000)		230,000
Short-Term Obligation – 1.2%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08 at 2.920%, collateralized by U.S. Government Agency Obligations with various maturities to 03/15/31, market value of $9,188,050 (repurchase proceeds $9,005,191)	9,003,000	9,003,000
Total Short-Term Obligation (cost of $9,003,000)		9,003,000
Total Investments – 99.5% (cost of $765,110,926)(f)		771,428,990
Other Assets & Liabilities, Net – 0.5%		4,158,702
Net Assets – 100.0%		775,587,692

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, these securities, which are not illiquid, amounted to $226,962,845, which represents 29.3% of net assets.

(b)  Step bond. Shown parenthetically is the next coupon rate to be paid.

(c)  Zero coupon bond.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at February 29, 2008.

(e)  Non-income producing security.

(f)  Cost for federal income tax purposes is $765,298,485.

For the year ended February 29, 2008, transactions in written options contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 28, 2007	–	$–
Options written	1,150	400,011
Options terminated in closing purchase transactions	(50)	(221,848)
Options exercised	(900)	(141,364)
Options expired	(200)	(36,799)
Options outstanding at February 29, 2008	–	$–

At February 29, 2008, the asset allocation of the Fund was as follows:

Asset Allocation (Unaudited)	% of Net Assets
Convertible Bonds	73.5
Convertible Preferred Stocks	18.5
Common Stocks	6.3
	98.3
Purchased Call Option	0.0	*
Short-Term Obligation	1.2
Other Assets & Liabilities, Net	0.5
	100.0

*  Rounds to less than 0.01%.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Value Fund

February 29, 2008

Common Stocks – 98.5%
	Shares	Value ($)
Consumer Discretionary – 5.2%
Automobiles – 0.2%
General Motors Corp. (a)	303,100	7,056,168
Automobiles Total		7,056,168
Hotels, Restaurants & Leisure – 0.9%
McDonald's Corp.	581,619	31,471,404
Hotels, Restaurants & Leisure Total		31,471,404
Household Durables – 1.0%
Sony Corp., ADR	766,200	36,172,302
Household Durables Total		36,172,302
Multiline Retail – 2.2%
J.C. Penney Co., Inc.	788,500	36,436,585
Macy's, Inc.	1,690,700	41,726,476
Multiline Retail Total		78,163,061
Textiles, Apparel & Luxury Goods – 0.9%
V.F. Corp.	421,200	32,028,048
Textiles, Apparel & Luxury Goods Total		32,028,048
Consumer Discretionary Total		184,890,983
Consumer Staples – 10.5%
Beverages – 1.1%
Diageo PLC, ADR	471,798	38,734,616
Beverages Total		38,734,616
Food & Staples Retailing – 1.0%
Sysco Corp.	1,225,900	34,398,754
Food & Staples Retailing Total		34,398,754
Food Products – 1.9%
ConAgra Foods, Inc.	2,216,200	48,978,020
Smithfield Foods, Inc. (a)(b)	690,700	19,028,785
Food Products Total		68,006,805
Household Products – 0.6%
Colgate-Palmolive Co.	291,400	22,172,626
Household Products Total		22,172,626
Personal Products – 1.0%
Avon Products, Inc.	987,800	37,595,668
Personal Products Total		37,595,668
Tobacco – 4.9%
Altria Group, Inc.	985,777	72,099,730
Loews Corp. - Carolina Group	1,383,100	104,133,599
Tobacco Total		176,233,329
Consumer Staples Total		377,141,798

	Shares	Value ($)
Energy – 17.3%
Energy Equipment & Services – 1.8%
Halliburton Co.	823,798	31,551,463
Weatherford International Ltd. (b)	445,000	30,669,400
Energy Equipment & Services Total		62,220,863
Oil, Gas & Consumable Fuels – 15.5%
ConocoPhillips	1,033,580	85,487,402
Exxon Mobil Corp.	2,132,728	185,568,663
Hess Corp.	796,300	74,199,234
Newfield Exploration Co. (b)	700,900	38,815,842
Occidental Petroleum Corp.	1,424,600	110,221,302
Valero Energy Corp.	469,500	27,123,015
XTO Energy, Inc.	569,150	35,122,247
Oil, Gas & Consumable Fuels Total		556,537,705
Energy Total		618,758,568
Financials – 27.0%
Capital Markets – 3.0%
Goldman Sachs Group, Inc.	184,100	31,228,883
Merrill Lynch & Co., Inc.	629,400	31,193,064
Morgan Stanley	455,300	19,177,236
State Street Corp.	342,600	26,911,230
Capital Markets Total		108,510,413
Commercial Banks – 8.3%
Marshall & Ilsley Corp. (a)	972,703	22,566,709
PNC Financial Services Group, Inc.	625,079	38,398,603
U.S. Bancorp	2,567,282	82,204,370
Wachovia Corp. (a)	2,114,132	64,734,722
Wells Fargo & Co.	3,066,314	89,628,358
Commercial Banks Total		297,532,762
Diversified Financial Services – 5.9%
Citigroup, Inc.	2,781,910	65,959,086
JPMorgan Chase & Co.	3,567,510	145,019,282
Diversified Financial Services Total		210,978,368
Insurance – 6.1%
ACE Ltd.	1,308,200	73,573,168
American International Group, Inc.	782,847	36,684,210
Hartford Financial Services Group, Inc.	469,460	32,815,254
Loews Corp.	1,087,400	45,496,816
Prudential Financial, Inc.	427,400	31,187,378
Insurance Total		219,756,826

See Accompanying Notes to Financial Statements.

Columbia Large Cap Value Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 2.4%
General Growth Properties, Inc.	733,400	25,896,354
Plum Creek Timber Co., Inc.	887,400	36,108,306
Rayonier, Inc.	563,170	23,962,884
Real Estate Investment Trusts (REITs) Total		85,967,544
Thrifts & Mortgage Finance – 1.3%
Fannie Mae	618,300	17,095,995
Freddie Mac	778,400	19,600,112
Washington Mutual, Inc.	536,300	7,937,240
Thrifts & Mortgage Finance Total		44,633,347
Financials Total		967,379,260
Health Care – 6.3%
Health Care Providers & Services – 0.9%
CIGNA Corp.	706,758	31,507,272
Health Care Providers & Services Total		31,507,272
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific, Inc. (b)	574,500	32,131,785
Life Sciences Tools & Services Total		32,131,785
Pharmaceuticals – 4.5%
Johnson & Johnson	1,403,500	86,960,860
Merck & Co., Inc.	1,252,000	55,463,600
Schering-Plough Corp.	892,300	19,362,910
Pharmaceuticals Total		161,787,370
Health Care Total		225,426,427
Industrials – 9.8%
Aerospace & Defense – 4.6%
Goodrich Corp.	903,000	53,484,690
L-3 Communications Holdings, Inc.	289,000	30,717,810
United Technologies Corp.	1,141,780	80,506,908
Aerospace & Defense Total		164,709,408
Electrical Equipment – 0.7%
ABB Ltd., ADR	1,007,500	25,227,800
Electrical Equipment Total		25,227,800
Industrial Conglomerates – 3.7%
General Electric Co.	3,607,416	119,549,766
McDermott International, Inc. (b)	295,733	15,443,177
Industrial Conglomerates Total		134,992,943

	Shares	Value ($)
Machinery – 0.8%
Eaton Corp.	350,200	28,236,626
Machinery Total		28,236,626
Industrials Total		353,166,777
Information Technology – 7.8%
Computers & Peripherals – 2.8%
EMC Corp. (b)	1,808,600	28,105,644
Hewlett-Packard Co.	1,534,080	73,283,001
Computers & Peripherals Total		101,388,645
Electronic Equipment & Instruments – 0.9%
Agilent Technologies, Inc. (a)(b)	1,080,800	33,083,288
Electronic Equipment & Instruments Total		33,083,288
Semiconductors & Semiconductor Equipment – 3.0%
Intel Corp.	1,499,300	29,911,035
Intersil Corp., Class A	968,600	22,539,322
Microchip Technology, Inc. (a)	382,200	11,764,116
NVIDIA Corp. (b)	621,999	13,304,559
Texas Instruments, Inc.	921,200	27,599,152
Semiconductors & Semiconductor Equipment Total		105,118,184
Software – 1.1%
BMC Software, Inc. (b)	572,500	18,480,300
Electronic Arts, Inc. (b)	455,000	21,516,950
Software Total		39,997,250
Information Technology Total		279,587,367
Materials – 3.8%
Chemicals – 0.5%
E.I. Du Pont de Nemours & Co.	416,700	19,343,214
Chemicals Total		19,343,214
Metals & Mining – 2.3%
Alcoa, Inc.	1,066,300	39,602,382
Freeport-McMoRan Copper & Gold, Inc.	220,800	22,269,888
Nucor Corp.	341,200	22,031,284
Metals & Mining Total		83,903,554
Paper & Forest Products – 1.0%
Weyerhaeuser Co.	567,500	34,731,000
Paper & Forest Products Total		34,731,000
Materials Total		137,977,768

See Accompanying Notes to Financial Statements.

Columbia Large Cap Value Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 5.1%
Diversified Telecommunication Services – 5.1%
AT&T, Inc.	4,064,251	141,557,862
Verizon Communications, Inc.	1,093,302	39,708,729
Diversified Telecommunication Services Total		181,266,591
Telecommunication Services Total		181,266,591
Utilities – 5.7%
Electric Utilities – 3.5%
Entergy Corp.	233,793	24,019,893
Exelon Corp.	495,500	37,088,175
FPL Group, Inc.	743,900	44,849,731
PPL Corp.	432,100	19,608,698
Electric Utilities Total		125,566,497
Independent Power Producers & Energy Traders – 0.5%
Mirant Corp. (b)	512,200	18,951,400
Independent Power Producers & Energy Traders Total		18,951,400
Multi-Utilities – 1.7%
PG&E Corp.	642,643	24,201,935
Public Service Enterprise Group, Inc.	842,690	37,162,629
Multi-Utilities Total		61,364,564
Utilities Total		205,882,461
Total Common Stocks (cost of $3,272,935,858)		3,531,478,000
Convertible Preferred Stock – 0.5%
Health Care – 0.5%
Pharmaceuticals – 0.5%
Schering-Plough Corp., 6.000%	79,800	16,462,740
Pharmaceuticals Total		16,462,740
Health Care Total		16,462,740
Total Convertible Preferred Stock (cost of $21,162,162)		16,462,740
Securities Lending Collateral – 1.4%
State Street Navigator Securities Lending Prime Portfolio (c) (7 day yield of 3.577%)	50,089,016	50,089,016
Total Securities Lending Collateral (cost of $50,089,016)		50,089,016

Short-Term Obligation – 1.4%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08 at 2.920%, collateralized by U.S. Government Agency Obligations with various maturities to 05/15/29, market value $52,552,250 (repurchase proceeds $51,532,537)	51,520,000	51,520,000
Total Short-Term Obligation (cost of $51,520,000)		51,520,000
Total Investments – 101.8% (cost of $3,395,707,036)(d)		3,649,549,756
Other Assets & Liabilities, Net – (1.8)%		(64,262,128)
Net Assets – 100.0%		3,585,287,628

Notes to Investment Portfolio:

(a)  All or a portion of this security was on loan at February 29, 2008. The total market value of securities on loan at February 29, 2008 is $47,580,223.

(b)  Non-income producing security.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $3,396,971,915.

For the year ended February 29, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 28, 2007	–	$–
Options written	11,177	2,816,099
Options terminated in closing purchase transactions	(3,925)	(1,569,878)
Options exercised	(3,839)	(698,287)
Options expired	(3,413)	(547,934)
Options outstanding at February 29, 2008	–	$–

See Accompanying Notes to Financial Statements.

Columbia Large Cap Value Fund

February 29, 2008

At February 29, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	27.0
Energy	17.3
Consumer Staples	10.5
Industrials	9.8
Information Technology	7.8
Health Care	6.8
Utilities	5.7
Consumer Discretionary	5.2
Telecommunication Services	5.1
Materials	3.8
99.0
Securities Lending Collateral	1.4
Short-Term Obligation	1.4
Other Assets & Liabilities, Net	(1.8)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Mid Cap Value Fund

February 29, 2008

Common Stocks – 96.4%
	Shares	Value ($)
Consumer Discretionary – 8.5%
Auto Components – 1.9%
BorgWarner, Inc.	933,000	40,221,630
Johnson Controls, Inc.	1,290,300	42,399,258
Auto Components Total		82,620,888
Automobiles – 0.6%
Ford Motor Co. (a)	4,025,300	26,285,209
Automobiles Total		26,285,209
Hotels, Restaurants & Leisure – 1.7%
Royal Caribbean Cruises Ltd.	1,209,400	42,341,094
Starwood Hotels & Resorts Worldwide, Inc.	711,200	33,661,096
Hotels, Restaurants & Leisure Total		76,002,190
Leisure Equipment & Products – 0.6%
Hasbro, Inc.	994,600	25,630,842
Leisure Equipment & Products Total		25,630,842
Media – 0.8%
Regal Entertainment Group, Class A	1,751,900	34,564,987
Media Total		34,564,987
Multiline Retail – 1.9%
Macy's, Inc.	1,649,710	40,714,843
Saks, Inc. (a)	2,641,200	41,097,072
Multiline Retail Total		81,811,915
Textiles, Apparel & Luxury Goods – 1.0%
Polo Ralph Lauren Corp.	684,400	42,562,836
Textiles, Apparel & Luxury Goods Total		42,562,836
Consumer Discretionary Total		369,478,867
Consumer Staples – 9.4%
Beverages – 2.2%
Fomento Economico Mexicano SAB de CV, ADR	1,200,200	48,008,000
Pepsi Bottling Group, Inc.	1,332,500	45,318,325
Beverages Total		93,326,325
Food & Staples Retailing – 1.5%
BJ's Wholesale Club, Inc. (a)	1,161,100	36,644,316
Kroger Co.	1,207,100	29,272,175
Food & Staples Retailing Total		65,916,491
Food Products – 2.8%
ConAgra Foods, Inc.	1,680,000	37,128,000
Dean Foods Co.	1,747,800	37,612,656

	Shares	Value ($)
Hershey Co.	897,200	33,268,176
Smithfield Foods, Inc. (a)	406,600	11,201,830
Food Products Total		119,210,662
Household Products – 1.0%
Clorox Co.	739,600	43,037,324
Household Products Total		43,037,324
Personal Products – 1.9%
Avon Products, Inc.	1,349,400	51,358,164
Estee Lauder Companies, Inc., Class A	747,000	31,807,260
Personal Products Total		83,165,424
Consumer Staples Total		404,656,226
Energy – 9.0%
Energy Equipment & Services – 1.9%
National-Oilwell Varco, Inc. (a)	631,316	39,330,987
Rowan Companies, Inc.	568,000	22,896,080
Tidewater, Inc.	328,000	18,417,200
Energy Equipment & Services Total		80,644,267
Oil, Gas & Consumable Fuels – 7.1%
Cabot Oil & Gas Corp.	630,800	31,382,300
Forest Oil Corp. (a)	739,900	36,499,267
Hess Corp.	1,041,200	97,019,016
Newfield Exploration Co. (a)	733,500	40,621,230
Peabody Energy Corp.	576,900	32,664,078
Tesoro Corp.	776,600	28,842,924
Williams Companies, Inc.	1,163,000	41,891,260
Oil, Gas & Consumable Fuels Total		308,920,075
Energy Total		389,564,342
Financials – 24.3%
Capital Markets – 2.2%
Ameriprise Financial, Inc.	1,442,800	73,063,392
Lazard Ltd., Class A	566,800	21,646,092
Capital Markets Total		94,709,484
Commercial Banks – 9.3%
Bank of Hawaii Corp.	1,172,500	56,303,450
City National Corp.	802,000	41,102,500
Comerica, Inc.	1,289,300	46,724,232
Cullen/Frost Bankers, Inc.	977,750	49,982,580
KeyCorp	1,709,900	37,703,295
Marshall & Ilsley Corp.	2,305,598	53,489,874
SVB Financial Group (a)	821,300	37,204,890

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
TCF Financial Corp.	2,320,100	43,177,061
Zions Bancorporation	785,550	37,510,012
Commercial Banks Total		403,197,894
Diversified Financial Services – 0.6%
CIT Group, Inc.	1,123,400	24,961,948
Diversified Financial Services Total		24,961,948
Insurance – 5.0%
ACE Ltd.	750,800	42,224,992
Assurant, Inc.	793,300	49,620,915
Genworth Financial, Inc., Class A	1,914,000	44,366,520
Loews Corp.	937,100	39,208,264
Platinum Underwriters Holdings Ltd.	1,261,400	43,518,300
Insurance Total		218,938,991
Real Estate Investment Trusts (REITs) – 7.2%
Alexandria Real Estate Equities, Inc.	451,100	41,410,980
Boston Properties, Inc.	279,800	24,110,366
Equity Residential Property Trust	655,600	25,030,808
General Growth Properties, Inc.	1,222,900	43,180,599
iStar Financial, Inc.	1,640,725	32,338,690
Plum Creek Timber Co., Inc.	1,530,200	62,263,838
ProLogis	573,900	30,921,732
Rayonier, Inc.	1,215,900	51,736,545
Real Estate Investment Trusts (REITs) Total		310,993,558
Financials Total		1,052,801,875
Health Care – 4.8%
Health Care Equipment & Supplies – 1.9%
Beckman Coulter, Inc.	487,300	32,892,750
Hospira, Inc. (a)	1,180,600	50,246,336
Health Care Equipment & Supplies Total		83,139,086
Health Care Providers & Services – 2.1%
CIGNA Corp.	857,600	38,231,808
Community Health Systems, Inc. (a)	937,100	29,115,697
Universal Health Services, Inc., Class B	460,800	24,615,936
Health Care Providers & Services Total		91,963,441

	Shares	Value ($)
Life Sciences Tools & Services – 0.8%
Varian, Inc. (a)	595,200	32,230,080
Life Sciences Tools & Services Total		32,230,080
Health Care Total		207,332,607
Industrials – 13.2%
Aerospace & Defense – 2.4%
AerCap Holdings N.V. (a)	1,253,200	25,126,660
L-3 Communications Holdings, Inc.	306,000	32,524,740
Spirit Aerosystems Holdings, Inc., Class A (a)	1,779,223	48,074,606
Aerospace & Defense Total		105,726,006
Commercial Services & Supplies – 0.7%
Equifax, Inc.	920,100	31,485,822
Commercial Services & Supplies Total		31,485,822
Construction & Engineering – 1.0%
Jacobs Engineering Group, Inc. (a)	545,700	43,814,253
Construction & Engineering Total		43,814,253
Electrical Equipment – 0.8%
Cooper Industries Ltd., Class A	805,000	33,753,650
Electrical Equipment Total		33,753,650
Industrial Conglomerates – 3.0%
McDermott International, Inc. (a)	1,128,000	58,904,160
Teleflex, Inc.	448,300	25,351,365
Textron, Inc.	828,600	44,885,262
Industrial Conglomerates Total		129,140,787
Machinery – 3.5%
Barnes Group, Inc.	1,349,306	30,683,218
Harsco Corp.	481,600	27,205,584
Kennametal, Inc.	1,242,600	37,737,762
Parker Hannifin Corp.	857,000	55,387,910
Machinery Total		151,014,474
Marine – 0.8%
Alexander & Baldwin, Inc.	809,600	35,654,784
Marine Total		35,654,784
Road & Rail – 1.0%
Canadian Pacific Railway Ltd.	575,100	42,091,569
Road & Rail Total		42,091,569
Industrials Total		572,681,345

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Information Technology – 7.4%
Computers & Peripherals – 1.7%
Diebold, Inc.	522,000	12,590,640
NCR Corp. (a)	2,213,800	49,057,808
Seagate Technology, Inc., Escrow Shares (b)	105,800	1,058
Teradata Corp. (a)	460,000	11,605,800
Computers & Peripherals Total		73,255,306
Electronic Equipment & Instruments – 2.1%
Agilent Technologies, Inc. (a)	959,200	29,361,112
Arrow Electronics, Inc. (a)	1,180,300	38,489,583
Mettler-Toledo International, Inc. (a)	257,600	25,167,520
Electronic Equipment & Instruments Total		93,018,215
Semiconductors & Semiconductor Equipment – 1.6%
Intersil Corp., Class A	771,700	17,957,459
KLA-Tencor Corp.	385,900	16,211,659
NVIDIA Corp. (a)	841,900	18,008,241
Spansion, Inc., Class A (a)	2,696,983	7,416,703
Verigy Ltd. (a)	454,369	9,132,817
Semiconductors & Semiconductor Equipment Total		68,726,879
Software – 2.0%
Activision, Inc. (a)	1,351,333	36,823,824
Electronic Arts, Inc. (a)	710,300	33,590,087
Synopsys, Inc. (a)	656,700	15,242,007
Software Total		85,655,918
Information Technology Total		320,656,318
Materials – 6.5%
Chemicals – 3.4%
Air Products & Chemicals, Inc.	810,300	74,004,699
Albemarle Corp.	735,500	27,904,870
PPG Industries, Inc.	695,700	43,119,486
Chemicals Total		145,029,055
Containers & Packaging – 1.5%
Crown Holdings, Inc. (a)	1,182,300	29,451,093
Packaging Corp. of America	1,612,700	36,753,433
Containers & Packaging Total		66,204,526
Metals & Mining – 0.6%
Allegheny Technologies, Inc.	340,900	26,368,615
Metals & Mining Total		26,368,615
Paper & Forest Products – 1.0%
Weyerhaeuser Co.	705,400	43,170,480
Paper & Forest Products Total		43,170,480
Materials Total		280,772,676

	Shares	Value ($)
Utilities – 13.3%
Electric Utilities – 6.0%
American Electric Power Co., Inc.	1,590,400	65,079,168
Edison International	1,247,900	61,646,260
Entergy Corp.	392,400	40,315,176
FPL Group, Inc.	495,500	29,873,695
PPL Corp.	1,434,800	65,111,224
Electric Utilities Total		262,025,523
Gas Utilities – 0.9%
AGL Resources, Inc.	1,155,500	40,072,740
Gas Utilities Total		40,072,740
Independent Power Producers & Energy Traders – 1.7%
Mirant Corp. (a)	1,222,800	45,243,600
Reliant Energy, Inc. (a)	1,192,000	27,177,600
Independent Power Producers & Energy Traders Total		72,421,200
Multi-Utilities – 4.7%
PG&E Corp.	1,682,000	63,344,120
Public Service Enterprise Group, Inc.	947,800	41,797,980
Sempra Energy	1,031,000	54,777,030
Wisconsin Energy Corp.	969,500	42,289,590
Multi-Utilities Total		202,208,720
Utilities Total		576,728,183
Total Common Stocks (cost of $3,952,419,644)		4,174,672,439
Convertible Bonds – 0.2%
	Par ($)
Consumer Discretionary – 0.2%
Automobiles
Ford Motor Co. 4.250% 12/15/36	10,447,000	10,094,414
Automobiles Total		10,094,414
Consumer Discretionary Total		10,094,414
Total Convertible Bonds (cost of $10,764,782)		10,094,414

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund

February 29, 2008

Short-Term Obligation – 4.2%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Cleaning Corp., dated 02/29/08, due 03/03/08 at 2.920%, collateralized by U.S. Government Agency Obligations with various maturities to 06/26/18, market value $186,113,644 (repurchase proceeds $182,506,399)	182,462,000	182,462,000
Total Short-Term Obligation (cost of $182,462,000)		182,462,000
Total Investments – 100.8% (cost of $4,145,646,426)(c)		4,367,228,853
Other Assets & Liabilities, Net – (0.8)%		(36,802,893)
Net Assets – 100.0%		4,330,425,960

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $4,145,738,726.

For the year ended February 29, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 28, 2007	–	$–
Options written	3,687	610,032
Options expired	(3,687)	(610,032)
Options outstanding at February 29, 2008	–	$–

At February 29, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	24.3
Utilities	13.3
Industrials	13.2
Consumer Staples	9.4
Energy	9.0
Consumer Discretionary	8.7
Information Technology	7.4
Materials	6.5
Health Care	4.8
96.6
Short-Term Obligation	4.2
Other Assets & Liabilities, Net	(0.8)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Value Fund II

February 29, 2008

Common Stocks – 96.1%
	Shares	Value ($)
Consumer Discretionary – 11.1%
Auto Components – 0.7%
Tenneco Automotive, Inc. (a)	325,000	8,206,250
Auto Components Total		8,206,250
Diversified Consumer Services – 0.6%
Stewart Enterprises, Inc., Class A	1,100,000	6,567,000
Diversified Consumer Services Total		6,567,000
Hotels, Restaurants & Leisure – 1.0%
Bally Technologies, Inc. (a)	147,400	5,587,934
Papa John's International, Inc. (a)	206,600	5,402,590
Hotels, Restaurants & Leisure Total		10,990,524
Household Durables – 1.7%
Helen of Troy Ltd. (a)	500,000	7,895,000
Tupperware Brands Corp.	285,000	10,396,800
Household Durables Total		18,291,800
Leisure Equipment & Products – 0.9%
Callaway Golf Co.	650,000	9,906,000
Leisure Equipment & Products Total		9,906,000
Media – 2.0%
Carmike Cinemas, Inc.	58,142	420,367
Cinemark Holdings, Inc.	600,000	8,664,000
World Wrestling Entertainment, Inc.	700,000	12,390,000
Media Total		21,474,367
Specialty Retail – 2.7%
Blockbuster, Inc., Class A (a)	1,300,000	3,952,000
Brown Shoe Co., Inc.	450,000	6,606,000
Pacific Sunwear of California, Inc. (a)	475,000	5,301,000
Pier 1 Imports, Inc. (a)	1,460,000	7,650,400
Sonic Automotive, Inc., Class A	340,000	6,045,200
Specialty Retail Total		29,554,600
Textiles, Apparel & Luxury Goods – 1.5%
Unifirst Corp.	118,400	4,573,792
Warnaco Group, Inc. (a)	310,000	11,643,600
Textiles, Apparel & Luxury Goods Total		16,217,392
Consumer Discretionary Total		121,207,933

	Shares	Value ($)
Consumer Staples – 4.5%
Food & Staples Retailing – 1.4%
Great Atlantic & Pacific Tea Co., Inc. (a)	340,000	9,207,200
Winn-Dixie Stores, Inc. (a)	396,200	6,477,870
Food & Staples Retailing Total		15,685,070
Personal Products – 1.9%
Chattem, Inc. (a)	88,000	6,855,200
Inter Parfums, Inc.	380,000	6,171,200
Nu Skin Enterprises, Inc., Class A	480,000	7,948,800
Personal Products Total		20,975,200
Tobacco – 1.2%
Universal Corp.	220,000	12,520,200
Tobacco Total		12,520,200
Consumer Staples Total		49,180,470
Energy – 5.4%
Energy Equipment & Services – 2.0%
Exterran Holdings, Inc. (a)	140,000	9,751,000
Oil States International, Inc. (a)	275,000	11,594,000
Energy Equipment & Services Total		21,345,000
Oil, Gas & Consumable Fuels – 3.4%
Arlington Tankers	410,000	8,241,000
EXCO Resources, Inc. (a)	505,000	8,761,750
Massey Energy Co.	321,000	12,281,460
Nordic American Tanker Shipping	271,200	7,685,808
Oil, Gas & Consumable Fuels Total		36,970,018
Energy Total		58,315,018
Financials – 24.9%
Capital Markets – 1.8%
Apollo Investment Corp.	244,326	3,787,053
Knight Capital Group, Inc., Class A (a)	430,000	6,892,900
Lazard Ltd., Class A	230,000	8,783,700
Capital Markets Total		19,463,653
Commercial Banks – 8.9%
AmericanWest Bancorporation	304,895	2,692,223
Bancorpsouth, Inc.	450,000	10,116,000
Colonial BancGroup, Inc.	600,000	7,248,000
Community Bank System, Inc.	493,000	10,895,300
First Midwest Bancorp, Inc.	288,000	7,502,400

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund II

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
First State Bancorporation	400,000	4,752,000
Frontier Financial Corp.	265,300	3,974,194
Independent Bank Corp.	370,000	9,793,900
Pacific Capital Bancorp	350,000	7,332,500
Prosperity Bancshares, Inc.	355,000	9,372,000
SVB Financial Group (a)	200,000	9,060,000
UCBH Holdings, Inc.	600,000	6,774,000
Umpqua Holdings Corp.	550,000	7,793,500
Commercial Banks Total		97,306,017
Insurance – 6.3%
Argo Group International Holdings Ltd. (a)	220,000	8,232,400
Aspen Insurance Holdings Ltd.	360,000	10,418,400
Assured Guaranty Ltd.	444,400	11,398,860
Delphi Financial Group, Inc., Class A	290,000	8,746,400
National Financial Partners Corp.	290,000	6,893,300
NYMAGIC, Inc.	200,000	4,828,000
Platinum Underwriters Holdings Ltd.	310,000	10,695,000
Zenith National Insurance Corp.	203,100	6,921,648
Insurance Total		68,134,008
Real Estate Investment Trusts (REITs) – 7.3%
Alexandria Real Estate Equities, Inc.	125,000	11,475,000
Capstead Mortgage Corp.	714,000	12,295,080
Digital Realty Trust, Inc.	315,000	11,308,500
LTC Properties, Inc.	430,000	10,380,200
Mid-America Apartment Communities, Inc.	250,000	12,122,500
OMEGA Healthcare Investors, Inc.	750,000	12,720,000
Tanger Factory Outlet Centers, Inc.	255,000	9,052,500
Real Estate Investment Trusts (REITs) Total		79,353,780
Thrifts & Mortgage Finance – 0.6%
First Niagara Financial Group, Inc.	575,000	6,566,500
Thrifts & Mortgage Finance Total		6,566,500
Financials Total		270,823,958
Health Care – 8.8%
Health Care Equipment & Supplies – 3.8%
Datascope Corp.	230,000	8,004,000
Haemonetics Corp. (a)	190,000	11,039,000

	Shares	Value ($)
Invacare Corp.	440,000	10,982,400
Medical Action Industries, Inc. (a)	600,000	11,292,000
Health Care Equipment & Supplies Total		41,317,400
Health Care Providers & Services – 4.2%
Centene Corp. (a)	365,300	6,546,176
Kindred Healthcare, Inc. (a)	420,000	8,857,800
Magellan Health Services, Inc. (a)	250,000	10,832,500
Owens & Minor, Inc.	280,000	12,031,600
PharMerica Corp. (a)	495,000	7,286,400
Health Care Providers & Services Total		45,554,476
Life Sciences Tools & Services – 0.8%
Varian, Inc. (a)	166,700	9,026,805
Life Sciences Tools & Services Total		9,026,805
Health Care Total		95,898,681
Industrials – 20.4%
Aerospace & Defense – 4.3%
AAR Corp. (a)	310,000	8,025,900
BE Aerospace, Inc. (a)	170,000	5,831,000
DRS Technologies, Inc.	235,000	13,181,150
Esterline Technologies Corp. (a)	230,000	12,052,000
Triumph Group, Inc.	145,000	8,205,550
Aerospace & Defense Total		47,295,600
Airlines – 1.0%
Alaska Air Group, Inc. (a)	465,000	11,346,000
Airlines Total		11,346,000
Commercial Services & Supplies – 7.1%
ABM Industries, Inc.	575,000	11,419,500
Bowne & Co., Inc.	300,863	3,992,452
CBIZ, Inc. (a)	650,000	5,785,000
Comfort Systems USA, Inc.	730,000	8,687,000
Consolidated Graphics, Inc. (a)	160,000	8,510,400
Cornell Companies, Inc. (a)	500,000	10,405,000
Deluxe Corp.	275,500	5,738,665
FTI Consulting, Inc. (a)	150,800	9,575,800
Watson Wyatt Worldwide, Inc., Class A	240,000	12,732,000
Commercial Services & Supplies Total		76,845,817
Electrical Equipment – 2.1%
AZZ, Inc. (a)	305,000	10,803,100
C&D Technologies, Inc. (a)	1,245,000	6,797,700
JA Solar Holdings Co., Ltd., ADR (a)	360,300	5,148,687
Electrical Equipment Total		22,749,487

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund II

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Machinery – 3.7%
Actuant Corp., Class A	385,000	10,348,800
AGCO Corp. (a)	150,200	9,741,972
Barnes Group, Inc.	420,000	9,550,800
Gardner Denver, Inc. (a)	280,000	10,334,800
Machinery Total		39,976,372
Marine – 1.0%
Eagle Bulk Shipping, Inc.	395,000	10,518,850
Marine Total		10,518,850
Road & Rail – 0.6%
Werner Enterprises, Inc.	396,200	7,048,398
Road & Rail Total		7,048,398
Trading Companies & Distributors – 0.6%
GATX Corp.	180,000	6,476,400
Trading Companies & Distributors Total		6,476,400
Industrials Total		222,256,924
Information Technology – 9.7%
Computers & Peripherals – 0.7%
Brocade Communications Systems, Inc. (a)	1,000,000	7,690,000
Computers & Peripherals Total		7,690,000
Electronic Equipment & Instruments – 4.1%
Electro Scientific Industries, Inc. (a)	295,000	4,776,050
Gerber Scientific, Inc. (a)	550,000	4,785,000
Insight Enterprises, Inc. (a)	500,000	8,765,000
MTS Systems Corp.	180,000	5,614,200
Rofin-Sinar Technologies, Inc. (a)	280,000	11,023,600
Rogers Corp. (a)	175,000	5,544,000
X-Rite, Inc. (a)	530,000	4,340,700
Electronic Equipment & Instruments Total		44,848,550
Internet Software & Services – 0.7%
Ariba, Inc. (a)	820,000	7,314,400
Internet Software & Services Total		7,314,400
Semiconductors & Semiconductor Equipment – 2.5%
Cypress Semiconductor Corp. (a)	310,000	6,739,400
IXYS Corp. (a)	797,300	5,620,965
Skyworks Solutions, Inc. (a)	1,240,000	10,242,400
Ultra Clean Holdings (a)	500,000	4,800,000
Semiconductors & Semiconductor Equipment Total		27,402,765

	Shares	Value ($)
Software – 1.7%
Epicor Software Corp. (a)	480,000	5,313,600
Lawson Software, Inc. (a)	885,000	6,903,000
Mentor Graphics Corp. (a)	600,000	5,460,000
Software Total		17,676,600
Information Technology Total		104,932,315
Materials – 6.7%
Chemicals – 2.0%
Olin Corp.	560,000	10,763,200
Rockwood Holdings, Inc. (a)	350,000	10,741,500
Chemicals Total		21,504,700
Containers & Packaging – 1.8%
Crown Holdings, Inc. (a)	440,000	10,960,400
Rock-Tenn Co., Class A	320,000	8,585,600
Containers & Packaging Total		19,546,000
Metals & Mining – 2.0%
Carpenter Technology Corp.	160,000	10,052,800
Olympic Steel, Inc.	285,000	11,770,500
Metals & Mining Total		21,823,300
Paper & Forest Products – 0.9%
Schweitzer-Mauduit International, Inc.	450,000	10,336,500
Paper & Forest Products Total		10,336,500
Materials Total		73,210,500
Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.7%
Cincinnati Bell, Inc. (a)	2,000,000	7,760,000
Diversified Telecommunication Services Total		7,760,000
Telecommunication Services Total		7,760,000
Utilities – 3.9%
Electric Utilities – 0.8%
Westar Energy, Inc.	390,500	8,876,065
Electric Utilities Total		8,876,065
Gas Utilities – 2.1%
Atmos Energy Corp.	430,000	11,180,000
New Jersey Resources Corp.	250,000	11,502,500
Gas Utilities Total		22,682,500
Multi-Utilities – 1.0%
Integrys Energy Group, Inc.	230,000	10,563,900
Multi-Utilities Total		10,563,900
Utilities Total		42,122,465
Total Common Stocks (cost of $1,094,755,677)		1,045,708,264

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund II

February 29, 2008

Short-Term Obligation – 3.6%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08 at 2.920%, collateralized by a U.S. Government Agency Obligation maturing 12/14/22, market value of $40,408,569 (repurchase proceeds $39,625,640)	39,616,000	39,616,000
Total Short-Term Obligation (cost of $39,616,000)		39,616,000
Total Investments – 99.7% (cost of $1,134,371,677)(b)		1,085,324,264
Other Assets & Liabilities, Net – 0.3%		2,795,205
Net Assets – 100.0%		1,088,119,469

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,136,716,639.

At February 29, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	24.9
Industrials	20.4
Consumer Discretionary	11.1
Information Technology	9.7
Health Care	8.8
Materials	6.7
Energy	5.4
Consumer Staples	4.5
Utilities	3.9
Telecommunication Services	0.7
96.1
Short-Term Obligation	3.6
Other Assets & Liabilities, Net	0.3
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico Growth Fund

February 29, 2008

Investment Company – 100.1%
Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia Marsico Growth Master Portfolio (a)	6,384,152,618
Total Investments – 100.1%	6,384,152,618
Other Assets & Liabilities, Net – (0.1)%	(3,093,112)
Net Assets – 100.0%	6,381,059,506

Notes to Investment Portfolio:

(a)  The financial statements of Columbia Marsico Growth Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Columbia Marsico Growth Fund's financial statements.

Columbia Marsico Growth Fund invests only in Columbia Marsico Growth Master Portfolio. At February 29, 2008, Columbia Marsico Growth Fund owned 99.6% of Columbia Marsico Growth Master Portfolio. Columbia Marsico Growth Master Portfolio was invested in the following sectors at February 29, 2008:

Sector (Unaudited)	% of Net Assets
Consumer Discretionary	16.4
Financials	14.7
Industrials	12.2
Energy	10.5
Health Care	9.5
Information Technology	7.7
Telecommunication Services	6.8
Materials	6.7
Consumer Staples	5.4
89.9
Short-Term Obligation	13.5
Other Assets & Liabilities, Net	(3.4)
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Core Fund

February 29, 2008

Common Stocks – 99.2%
	Shares	Value ($)
Consumer Discretionary – 8.8%
Auto Components – 0.3%
Johnson Controls, Inc.	129,540	4,256,684
Auto Components Total		4,256,684
Hotels, Restaurants & Leisure – 1.9%
Carnival Corp.	144,100	5,670,335
Darden Restaurants, Inc. (a)	178,250	5,495,448
McDonald's Corp.	201,780	10,918,316
Starwood Hotels & Resorts Worldwide, Inc.	115,525	5,467,798
Hotels, Restaurants & Leisure Total		27,551,897
Household Durables – 0.6%
Centex Corp.	147,190	3,266,146
Sony Corp., ADR	106,300	5,018,423
Household Durables Total		8,284,569
Internet & Catalog Retail – 0.3%
Amazon.com, Inc. (b)	77,520	4,997,714
Internet & Catalog Retail Total		4,997,714
Media – 3.1%
CBS Corp., Class B	258,797	5,905,748
News Corp., Class A	478,830	8,815,260
Time Warner, Inc.	682,230	10,649,610
Viacom, Inc., Class B (b)	232,444	9,239,649
Walt Disney Co.	353,560	11,458,880
Media Total		46,069,147
Multiline Retail – 0.4%
Nordstrom, Inc.	154,780	5,731,504
Multiline Retail Total		5,731,504
Specialty Retail – 0.7%
GameStop Corp., Class A (b)	134,570	5,700,385
Sherwin-Williams Co.	82,295	4,261,235
Specialty Retail Total		9,961,620
Textiles, Apparel & Luxury Goods – 1.5%
Coach, Inc. (b)	216,620	6,567,918
NIKE, Inc., Class B	110,170	6,632,234
V.F. Corp.	126,060	9,585,603
Textiles, Apparel & Luxury Goods Total		22,785,755
Consumer Discretionary Total		129,638,890
Consumer Staples – 10.6%
Beverages – 3.4%
Coca-Cola Co.	360,192	21,056,825
Diageo PLC, ADR	69,390	5,696,919

	Shares	Value ($)
Hansen Natural Corp. (b)(c)	89,740	3,724,210
PepsiCo, Inc.	277,004	19,268,398
Beverages Total		49,746,352
Food & Staples Retailing – 1.3%
Costco Wholesale Corp.	90,830	5,624,194
Kroger Co.	307,740	7,462,695
Sysco Corp.	194,140	5,447,568
Food & Staples Retailing Total		18,534,457
Food Products – 0.3%
Hershey Co. (c)	103,850	3,850,758
Food Products Total		3,850,758
Household Products – 2.8%
Colgate-Palmolive Co.	224,551	17,086,085
Kimberly-Clark Corp.	118,922	7,751,336
Procter & Gamble Co.	247,987	16,411,780
Household Products Total		41,249,201
Personal Products – 1.1%
Avon Products, Inc.	433,355	16,493,491
Personal Products Total		16,493,491
Tobacco – 1.7%
Altria Group, Inc.	260,557	19,057,139
Loews Corp. - Carolina Group	89,240	6,718,880
Tobacco Total		25,776,019
Consumer Staples Total		155,650,278
Energy – 13.4%
Energy Equipment & Services – 4.0%
Halliburton Co.	154,829	5,929,951
Noble Corp.	261,410	12,848,301
Schlumberger Ltd.	103,910	8,983,020
Tidewater, Inc. (c)	130,595	7,332,909
Transocean, Inc. (b)	86,840	12,201,888
Weatherford International Ltd. (b)	181,840	12,532,413
Energy Equipment & Services Total		59,828,482
Oil, Gas & Consumable Fuels – 9.4%
Arch Coal, Inc. (a)(c)	88,510	4,521,976
Chevron Corp.	216,375	18,751,058
ConocoPhillips	182,970	15,133,449
Devon Energy Corp.	162,838	16,726,719
Exxon Mobil Corp.	328,250	28,561,032
Occidental Petroleum Corp.	329,160	25,467,109
Petroleo Brasileiro SA, ADR	77,080	9,044,567
Valero Energy Corp.	107,022	6,182,661

See Accompanying Notes to Financial Statements.

Columbia Large Cap Core Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
XTO Energy, Inc. (a)	229,335	14,152,263
Oil, Gas & Consumable Fuels Total		138,540,834
Energy Total		198,369,316
Financials – 16.7%
Capital Markets – 3.0%
Affiliated Managers Group, Inc. (b)	36,790	3,544,717
Federated Investors, Inc., Class B	168,280	6,828,802
Lazard Ltd., Class A (c)	160,691	6,136,789
Merrill Lynch & Co., Inc.	243,190	12,052,497
State Street Corp.	193,300	15,183,715
Capital Markets Total		43,746,520
Commercial Banks – 3.2%
Cullen/Frost Bankers, Inc.	143,970	7,359,746
PNC Financial Services Group, Inc.	120,125	7,379,279
TCF Financial Corp.	388,640	7,232,590
U.S. Bancorp	445,449	14,263,277
Wells Fargo & Co.	363,860	10,635,628
Commercial Banks Total		46,870,520
Consumer Finance – 0.7%
American Express Co.	152,442	6,448,297
Discover Financial Services	279,770	4,221,729
Consumer Finance Total		10,670,026
Diversified Financial Services – 3.9%
Citigroup, Inc.	389,014	9,223,522
CME Group, Inc.	13,780	7,073,274
JPMorgan Chase & Co.	900,895	36,621,382
Nasdaq OMX Group (b)	110,814	4,599,889
Diversified Financial Services Total		57,518,067
Insurance – 4.8%
ACE Ltd.	268,249	15,086,324
American International Group, Inc.	208,080	9,750,629
Aon Corp.	186,540	7,761,929
Aspen Insurance Holdings Ltd.	272,121	7,875,182
Assurant, Inc.	175,650	10,986,908
Principal Financial Group, Inc.	77,240	4,265,965
Prudential Financial, Inc.	101,125	7,379,091
Unum Group	313,118	7,173,533
Insurance Total		70,279,561

	Shares	Value ($)
Thrifts & Mortgage Finance – 1.1%
Fannie Mae	421,330	11,649,774
Washington Mutual, Inc.	340,190	5,034,812
Thrifts & Mortgage Finance Total		16,684,586
Financials Total		245,769,280
Health Care – 12.1%
Biotechnology – 1.5%
Genentech, Inc. (b)	84,830	6,425,873
Genzyme Corp. (b)	85,825	6,086,709
Gilead Sciences, Inc. (b)	191,420	9,057,994
Biotechnology Total		21,570,576
Health Care Equipment & Supplies – 0.7%
Baxter International, Inc.	97,790	5,771,566
Hologic, Inc. (b)	81,421	4,910,500
Health Care Equipment & Supplies Total		10,682,066
Health Care Providers & Services – 3.4%
CIGNA Corp.	207,395	9,245,669
Coventry Health Care, Inc. (b)	189,090	9,808,098
Express Scripts, Inc. (b)	127,800	7,552,980
Laboratory Corp. of America Holdings (b)	114,461	8,848,980
McKesson Corp.	153,071	8,994,452
Medco Health Solutions, Inc. (b)	132,940	5,890,572
Health Care Providers & Services Total		50,340,751
Life Sciences Tools & Services – 0.8%
Waters Corp. (b)	189,422	11,291,445
Life Sciences Tools & Services Total		11,291,445
Pharmaceuticals – 5.7%
Abbott Laboratories	105,480	5,648,454
Bristol-Myers Squibb Co.	363,430	8,217,152
Johnson & Johnson	507,785	31,462,359
Merck & Co., Inc.	469,085	20,780,465
Pfizer, Inc.	799,670	17,816,648
Pharmaceuticals Total		83,925,078
Health Care Total		177,809,916
Industrials – 11.6%
Aerospace & Defense – 4.3%
Honeywell International, Inc.	130,840	7,528,534
Lockheed Martin Corp.	170,100	17,554,320
Precision Castparts Corp.	64,990	7,174,246
Rockwell Collins, Inc.	129,985	7,656,116
United Technologies Corp.	327,325	23,079,686
Aerospace & Defense Total		62,992,902

See Accompanying Notes to Financial Statements.

Columbia Large Cap Core Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Commercial Services & Supplies – 1.0%
Dun & Bradstreet Corp.	82,445	7,200,746
Republic Services, Inc.	265,532	8,106,692
Commercial Services & Supplies Total		15,307,438
Electrical Equipment – 0.4%
Evergreen Solar, Inc. (b)(c)	183,310	1,761,609
First Solar, Inc. (b)	10,430	2,140,236
SunPower Corp., Class A (b)	29,820	1,959,771
Electrical Equipment Total		5,861,616
Industrial Conglomerates – 4.3%
General Electric Co.	1,761,765	58,384,892
McDermott International, Inc. (b)	89,460	4,671,601
Industrial Conglomerates Total		63,056,493
Machinery – 1.1%
Eaton Corp.	85,685	6,908,782
Illinois Tool Works, Inc.	80,000	3,925,600
Joy Global, Inc.	86,900	5,767,553
Machinery Total		16,601,935
Marine – 0.2%
Diana Shipping, Inc. (c)	110,040	3,136,140
Marine Total		3,136,140
Road & Rail – 0.3%
CSX Corp.	89,900	4,361,948
Road & Rail Total		4,361,948
Industrials Total		171,318,472
Information Technology – 15.5%
Communications Equipment – 3.3%
Cisco Systems, Inc. (b)	1,000,389	24,379,480
Nokia Corp., ADR	325,520	11,721,975
QUALCOMM, Inc.	284,390	12,049,604
Communications Equipment Total		48,151,059
Computers & Peripherals – 4.6%
Apple, Inc. (b)	148,063	18,510,836
EMC Corp. (b)	753,403	11,707,883
Hewlett-Packard Co.	501,730	23,967,642
International Business Machines Corp.	120,397	13,708,402
Computers & Peripherals Total		67,894,763
Internet Software & Services – 1.1%
Akamai Technologies, Inc. (b)	176,127	6,192,625
Google, Inc., Class A (b)	20,544	9,679,922
Internet Software & Services Total		15,872,547

	Shares	Value ($)
IT Services – 0.3%
Cognizant Technology Solutions Corp., Class A (b)	154,050	4,653,851
IT Services Total		4,653,851
Semiconductors & Semiconductor Equipment – 2.4%
ASML Holding N.V., N.Y. Registered Shares	211,392	5,090,319
Intel Corp.	417,550	8,330,123
Lam Research Corp. (b)	152,100	6,120,504
Maxim Integrated Products, Inc.	216,330	3,952,349
MEMC Electronic Materials, Inc. (b)	96,417	7,354,689
NVIDIA Corp. (b)	205,662	4,399,110
Semiconductors & Semiconductor Equipment Total		35,247,094
Software – 3.8%
Adobe Systems, Inc. (b)	243,684	8,199,967
Autodesk, Inc. (b)	183,874	5,716,643
Microsoft Corp.	899,857	24,494,107
Oracle Corp. (b)	922,490	17,342,812
VMware, Inc., Class A (b)(c)	7,475	438,558
Software Total		56,192,087
Information Technology Total		228,011,401
Materials – 3.5%
Chemicals – 1.1%
Praxair, Inc.	207,401	16,650,152
Chemicals		16,650,152
Construction Materials – 0.3%
Vulcan Materials Co.	57,840	4,054,584
Construction Materials Total		4,054,584
Containers & Packaging – 0.3%
Packaging Corp. of America	211,520	4,820,541
Containers & Packaging Total		4,820,541
Metals & Mining – 1.4%
Alcoa, Inc.	124,940	4,640,272
Companhia Vale do Rio Doce, ADR	340,158	11,851,105
Nucor Corp.	73,350	4,736,209
Metals & Mining Total		21,227,586
Paper & Forest Products – 0.4%
Domtar Corp. (b)	900,300	5,734,911
Paper & Forest Products Total		5,734,911
Materials Total		52,487,774

See Accompanying Notes to Financial Statements.

Columbia Large Cap Core Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 3.3%
Diversified Telecommunication Services – 2.8%
AT&T, Inc.	620,890	21,625,599
Citizens Communications Co.	321,699	3,455,047
Qwest Communications International, Inc. (c)	685,000	3,699,000
Verizon Communications, Inc.	330,140	11,990,685
Diversified Telecommunication Services Total		40,770,331
Wireless Telecommunication Services – 0.5%
NII Holdings, Inc. (b)	58,440	2,321,821
Rogers Communications, Inc., Class B	137,120	5,424,467
Wireless Telecommunication Services Total		7,746,288
Telecommunication Services Total		48,516,619
Utilities – 3.7%
Electric Utilities – 3.0%
American Electric Power Co., Inc.	141,163	5,776,390
Entergy Corp.	100,344	10,309,343
Exelon Corp.	193,350	14,472,247
FPL Group, Inc.	220,050	13,266,814
Electric Utilities Total		43,824,794
Multi-Utilities – 0.7%
Public Service Enterprise Group, Inc.	241,516	10,650,856
Multi-Utilities Total		10,650,856
Utilities Total		54,475,650
Total Common Stocks (cost of $1,360,226,261)		1,462,047,596
Securities Lending Collateral – 1.3%
State Street Navigator Securities Lending Prime Portfolio (d) (7 day yield of 3.577%)	19,136,408	19,136,408
Total Securities Lending Collateral (cost of $19,136,408)		19,136,408

Short-Term Obligation – 0.8%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08, at 2.920%, collateralized by a U.S. Government Agency Obligation maturing 07/15/36, market value $11,941,200 (repurchase proceeds $11,706,848)	11,704,000	11,704,000
Total Short-Term Obligation (cost of $11,704,000)		11,704,000
Total Investments – 101.3% (cost of $1,391,066,669)(e)		1,492,888,004
Other Assets & Liabilities, Net – (1.3)%		(19,306,573)
Net Assets – 100.0%		1,473,581,431

Notes to Investment Portfolio:

(a)  All or a portion of this security is pledged as collateral for open written option contracts. The total market value of securities pledged as collateral at February 29, 2008 is $3,005,615.

(b)  Non-income producing security.

(c)  All or a portion of this security was on loan at February 29, 2008. The total market value of securities on loan at February 29, 2008 is $17,965,102.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  Cost for federal income tax purposes is $1,392,450,442.

At February 29, 2008, the Fund had the following written call option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Darden Restaurants, Inc.	$35	480	3/22/2008	$23,520	$12,000
Arch Coal, Inc.	60	230	3/22/2008	17,250	9,200
XTO Energy, Inc.	70	290	4/19/2008	27,558	27,558
Total written call options (proceeds $68,328)					$48,758

For the period ended February 29, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 28, 2008:	710	$40,770
Options written	290	27,558
Options outstanding at February 29, 2008	1,000	$68,328

See Accompanying Notes to Financial Statements.

Columbia Large Cap Core Fund

February 29, 2008

At February 29, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	16.7
Information Technology	15.5
Energy	13.4
Health Care	12.1
Industrials	11.6
Consumer Staples	10.6
Consumer Discretionary	8.8
Utilities	3.7
Materials	3.5
Telecommunication Services	3.3
99.2
Securities Lending Collateral	1.3
Short-Term Obligation	0.8
Other Assets & Liabilities, Net	(1.3)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico Focused Equities Fund

February 29, 2008

Common Stocks – 91.7%
	Shares	Value ($)
Consumer Discretionary – 21.3%
Auto Components – 0.8%
Continental AG	384,262	37,461,558
Auto Components Total		37,461,558
Automobiles – 2.8%
Toyota Motor Corp., ADR	1,162,480	126,187,204
Automobiles Total		126,187,204
Hotels, Restaurants & Leisure – 15.3%
Las Vegas Sands Corp. (a)	2,007,371	167,214,004
McDonald's Corp.	5,459,953	295,438,057
MGM Mirage (a)	1,179,321	72,634,380
Wynn Resorts Ltd.	1,547,003	155,783,202
Hotels, Restaurants & Leisure Total		691,069,643
Specialty Retail – 2.4%
Lowe's Companies, Inc.	4,534,694	108,696,615
Specialty Retail Total		108,696,615
Consumer Discretionary Total		963,415,020
Consumer Staples – 3.5%
Food & Staples Retailing – 3.5%
CVS Caremark Corp.	3,974,581	160,493,581
Food & Staples Retailing Total		160,493,581
Consumer Staples Total		160,493,581
Energy – 13.1%
Energy Equipment & Services – 8.4%
Schlumberger Ltd.	1,853,574	160,241,472
Transocean, Inc. (a)	1,562,241	219,510,483
Energy Equipment & Services Total		379,751,955
Oil, Gas & Consumable Fuels – 4.7%
Petroleo Brasileiro SA, ADR	1,823,247	213,939,803
Oil, Gas & Consumable Fuels Total		213,939,803
Energy Total		593,691,758
Financials – 15.6%
Capital Markets – 3.8%
Goldman Sachs Group, Inc.	1,018,242	172,724,390
Capital Markets Total		172,724,390

	Shares	Value ($)
Commercial Banks – 7.0%
Industrial & Commercial Bank of China, Class H	291,908,900	202,093,821
Wells Fargo & Co.	3,875,700	113,286,711
Commercial Banks Total		315,380,532
Diversified Financial Services – 2.7%
JPMorgan Chase & Co.	2,980,055	121,139,236
Diversified Financial Services Total		121,139,236
Real Estate Investment Trusts (REITs) – 2.1%
ProLogis	1,807,621	97,394,620
Real Estate Investment Trusts (REITs) Total		97,394,620
Financials Total		706,638,778
Health Care – 12.2%
Biotechnology – 4.2%
Genentech, Inc. (a)	2,482,171	188,024,454
Biotechnology Total		188,024,454
Health Care Providers & Services – 4.2%
UnitedHealth Group, Inc.	4,133,115	192,107,185
Health Care Providers & Services Total		192,107,185
Pharmaceuticals – 3.8%
Merck & Co., Inc.	3,858,157	170,916,355
Pharmaceuticals Total		170,916,355
Health Care Total		551,047,994
Industrials – 10.6%
Aerospace & Defense – 6.1%
General Dynamics Corp.	1,231,472	100,795,983
Lockheed Martin Corp.	1,695,286	174,953,515
Aerospace & Defense Total		275,749,498
Machinery – 0.7%
Deere & Co.	382,790	32,617,536
Machinery Total		32,617,536
Road & Rail – 3.8%
Norfolk Southern Corp.	609,489	32,235,873
Union Pacific Corp.	1,104,727	137,825,741
Road & Rail Total		170,061,614
Industrials Total		478,428,648

See Accompanying Notes to Financial Statements.

Columbia Marsico Focused Equities Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Information Technology – 5.8%
Internet Software & Services – 4.7%
Google, Inc., Class A (a)	449,894	211,981,055
Internet Software & Services Total		211,981,055
IT Services – 1.1%
MasterCard, Inc., Class A	270,547	51,403,930
IT Services Total		51,403,930
Information Technology Total		263,384,985
Materials – 7.1%
Chemicals – 7.1%
Air Products & Chemicals, Inc.	937,059	85,581,598
Monsanto Co.	2,045,563	236,630,728
Chemicals Total		322,212,326
Materials Total		322,212,326
Telecommunication Services – 2.5%
Diversified Telecommunication Services – 2.5%
AT&T, Inc.	3,223,723	112,282,272
Diversified Telecommunication Services Total		112,282,272
Telecommunication Services Total		112,282,272
Total Common Stocks (cost of $3,317,470,731)		4,151,595,362
Short-Term Obligation – 8.7%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08 at 2.920%, collateralized by U.S. Government Agency Obligations with various maturities through 02/12/10, market value $402,287,819 (repurchase proceeds $394,490,969)	394,395,000	394,395,000
Total Short-Term Obligation (cost of $394,395,000)		394,395,000
Total Investments – 100.4% (cost of $3,711,865,731)(b)		4,545,990,362
Other Assets & Liabilities, Net – (0.4)%		(17,440,672)
Net Assets – 100.0%		4,528,549,690

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $3,717,903,142.

At February 29, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Consumer Discretionary	21.3
Financials	15.6
Energy	13.1
Health Care	12.2
Industrials	10.6
Materials	7.1
Information Technology	5.8
Consumer Staples	3.5
Telecommunication Services	2.5
91.7
Short-Term Obligation	8.7
Other Assets & Liabilities, Net	(0.4)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico 21st Century Fund

February 29, 2008

Common Stocks – 88.8%
	Shares	Value ($)
Consumer Discretionary – 17.8%
Auto Components – 2.2%
BorgWarner, Inc. (b)	4,295,220	185,166,934
Auto Components Total		185,166,934
Hotels, Restaurants & Leisure – 11.9%
Chipotle Mexican Grill, Inc., Class A (a)	519,088	51,545,438
Las Vegas Sands Corp. (a)	4,267,583	355,489,664
McDonald's Corp.	2,913,370	157,642,451
MGM Mirage (a)	1,655,893	101,986,450
Starwood Hotels & Resorts Worldwide, Inc.	493,476	23,356,219
Vail Resorts, Inc. (a)(b)	2,953,317	133,637,594
Wynn Resorts Ltd.	1,732,813	174,494,269
Hotels, Restaurants & Leisure Total		998,152,085
Internet & Catalog Retail – 0.5%
Blue Nile, Inc. (a)(b)	940,284	41,522,942
Internet & Catalog Retail Total		41,522,942
Media – 0.4%
Live Nation, Inc. (a)	2,620,595	31,106,463
Media Total		31,106,463
Multiline Retail – 2.3%
Saks, Inc. (a)(b)	12,465,379	193,961,297
Multiline Retail Total		193,961,297
Textiles, Apparel & Luxury Goods – 0.5%
Lululemon Athletica, Inc. (a)	1,438,984	38,708,670
Textiles, Apparel & Luxury Goods Total		38,708,670
Consumer Discretionary Total		1,488,618,391
Consumer Staples – 10.5%
Beverages – 3.7%
Heineken Holding NV	6,128,821	311,738,321
Beverages Total		311,738,321
Food & Staples Retailing – 6.8%
Costco Wholesale Corp.	9,138,468	565,853,938
Food & Staples Retailing Total		565,853,938
Consumer Staples Total		877,592,259
Energy – 5.0%
Oil, Gas & Consumable Fuels – 5.0%
Petroleo Brasileiro SA, ADR	3,573,798	419,349,457
Oil, Gas & Consumable Fuels Total		419,349,457
Energy Total		419,349,457

	Shares	Value ($)
Financials – 20.0%
Capital Markets – 3.4%
BlackRock, Inc., Class A	882,337	170,511,625
Jefferies Group, Inc.	6,220,021	110,405,373
Capital Markets Total		280,916,998
Commercial Banks – 4.7%
Wells Fargo & Co.	13,358,406	390,466,207
Commercial Banks Total		390,466,207
Diversified Financial Services – 4.2%
Bovespa Holding SA (a)	11,764,175	184,347,843
JPMorgan Chase & Co.	4,175,323	169,726,880
Diversified Financial Services Total		354,074,723
Real Estate Investment Trusts (REITs) – 1.2%
ProLogis	1,141,435	61,500,518
Redwood Trust, Inc.	1,069,781	35,752,081
Real Estate Investment Trusts (REITs) Total		97,252,599
Real Estate Management & Development – 2.5%
St. Joe Co. (b)	5,561,507	213,839,944
Real Estate Management & Development Total		213,839,944
Thrifts & Mortgage Finance – 4.0%
Washington Mutual, Inc.	22,755,725	336,784,730
Thrifts & Mortgage Finance Total		336,784,730
Financials Total		1,673,335,201
Health Care – 6.1%
Biotechnology – 3.5%
Amylin Pharmaceuticals, Inc. (a)	4,671,616	123,657,676
Gilead Sciences, Inc. (a)	3,570,145	168,939,261
Biotechnology Total		292,596,937
Health Care Providers & Services – 2.6%
Athenahealth, Inc. (a)	985,169	32,037,696
UnitedHealth Group, Inc.	4,066,817	189,025,654
Health Care Providers & Services Total		221,063,350
Health Care Total		513,660,287
Industrials – 13.0%
Aerospace & Defense – 6.1%
DRS Technologies, Inc.	1,512,932	84,860,356
Raytheon Co.	6,505,775	421,834,451
Aerospace & Defense Total		506,694,807

See Accompanying Notes to Financial Statements.

Columbia Marsico 21st Century Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Commercial Services & Supplies – 0.6%
Duff & Phelps Corp., Class A (a)(b)	1,297,340	19,849,302
IHS, Inc., Class A (a)	536,482	33,074,115
Commercial Services & Supplies Total		52,923,417
Construction & Engineering – 3.8%
Aecom Technology Corp. (a)	2,398,944	62,180,628
Shaw Group, Inc. (a)	4,025,568	259,166,068
Construction & Engineering Total		321,346,696
Electrical Equipment – 1.9%
Vestas Wind Systems A/S (a)	1,531,666	156,194,904
Electrical Equipment Total		156,194,904
Road & Rail – 0.6%
All America Latina Logistica SA	4,691,133	52,706,243
Road & Rail Total		52,706,243
Industrials Total		1,089,866,067
Information Technology – 13.9%
Computers & Peripherals – 3.6%
Apple, Inc. (a)	2,373,773	296,769,100
Computers & Peripherals Total		296,769,100
Internet Software & Services – 3.2%
Google, Inc., Class A (a)	570,843	268,969,805
Internet Software & Services Total		268,969,805
IT Services – 7.1%
MasterCard, Inc., Class A	3,130,406	594,777,140
IT Services Total		594,777,140
Information Technology Total		1,160,516,045
Materials – 2.5%
Chemicals – 2.5%
Monsanto Co.	1,838,610	212,690,405
Chemicals Total		212,690,405
Materials Total		212,690,405
Total Common Stocks (cost of $7,239,358,617)		7,435,628,112

Short-Term Obligation – 12.4%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08 at 2.920%, collateralized by U.S. Government Agency Obligations with various maturities to 12/09/22, market value $1,056,915,681 (repurchase proceeds $1,036,436,138)	1,036,184,000	1,036,184,000
Total Short-Term Obligation (cost of $1,036,184,000)		1,036,184,000
Total Investments – 101.2% (cost of $8,275,542,617)(c)		8,471,812,112
Other Assets & Liabilities, Net – (1.2)%		(98,904,607)
Net Assets – 100.0%		8,372,907,505

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Investments in affiliates during the twelve months ended February 29, 2008:

Security name: Blue Nile, Inc.

Shares as of 02/28/07:	–
Shares purchased:	1,415,425
Shares sold:	475,141
Shares as of 02/29/08:	940,284
Net realized gain:	$12,662,564
Dividend income earned:	$–
Value at end of period:	$41,522,942

Security name: BorgWarner, Inc.

Shares as of 02/28/07:	–
Shares purchased:	4,295,220
Shares sold:	–
Shares as of 02/29/08:	4,295,220
Net realized gain:	$–
Dividend income earned:	$280,398
Value at end of period:	$185,166,934

Security name: Duff & Phelps Corp.

Shares as of 02/28/07:	–
Shares purchased:	1,297,340
Shares sold:	–
Shares as of 02/29/08:	1,297,340
Net realized gain:	$–
Dividend income earned:	$–
Value at end of period:	$19,849,302

Security name: Saks, Inc.

Shares as of 02/28/07:	6,830,257
Shares purchased:	5,642,124
Shares sold:	7,002
Shares as of 02/29/08:	12,465,379
Net realized loss:	$(23,469)
Dividend income earned:	$–
Value at end of period:	$193,961,297

See Accompanying Notes to Financial Statements.

Columbia Marsico 21st Century Fund

February 29, 2008

Security name: St. Joe Co.

Shares as of 02/28/07:	1,474,362
Shares purchased:	4,187,533
Shares sold:	100,388
Shares as of 02/29/08:	5,561,507
Net realized loss:	$(3,445,493)
Dividend income earned:	$–
Value at end of period:	$213,839,944

Security name: Vail Resorts, Inc.

Shares as of 02/28/07:	581,005
Shares purchased:	2,373,032
Shares sold:	720
Shares as of 02/29/08:	2,953,317
Net realized loss:	$(9,825)
Dividend income earned:	$–
Value at end of period:	$133,637,594

(c)  Cost for federal income tax purposes is $8,321,585,913.

At February 29, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	20.0
Consumer Discretionary	17.8
Information Technology	13.9
Industrials	13.0
Consumer Staples	10.5
Health Care	6.1
Energy	5.0
Materials	2.5
88.8
Short-Term Obligation	12.4
Other Assets & Liabilities, Net	(1.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Growth Fund II

February 29, 2008

Common Stocks – 99.9%
	Shares	Value ($)
Consumer Discretionary – 15.7%
Diversified Consumer Services – 3.2%
Capella Education Co. (a)	71,187	3,752,267
DeVry, Inc.	86,950	3,820,583
Sotheby's	86,481	2,916,139
Strayer Education, Inc.	27,508	4,282,996
Diversified Consumer Services Total		14,771,985
Hotels, Restaurants & Leisure – 2.8%
Bally Technologies, Inc. (a)	42,890	1,625,960
Buffalo Wild Wings, Inc. (a)	119,130	2,760,242
Vail Resorts, Inc. (a)	73,033	3,304,743
WMS Industries, Inc. (a)	139,480	5,296,056
Hotels, Restaurants & Leisure Total		12,987,001
Household Durables – 0.6%
Tempur-Pedic International, Inc.	173,375	3,020,193
Household Durables Total		3,020,193
Internet & Catalog Retail – 1.6%
Priceline.com, Inc. (a)	29,575	3,372,141
Shutterfly, Inc. (a)	259,200	3,963,168
Internet & Catalog Retail Total		7,335,309
Media – 2.4%
Knology, Inc. (a)	353,971	4,325,526
Marvel Entertainment, Inc. (a)	270,070	6,792,260
Media Total		11,117,786
Specialty Retail – 2.3%
Aeropostale, Inc. (a)	111,260	2,988,443
Citi Trends, Inc. (a)	116,160	1,685,482
J Crew Group, Inc. (a)	111,520	4,466,376
Men's Wearhouse, Inc.	66,070	1,522,253
Specialty Retail Total		10,662,554
Textiles, Apparel & Luxury Goods – 2.8%
CROCS, Inc. (a)	107,750	2,620,480
Fossil, Inc. (a)	91,270	2,937,068
Volcom, Inc. (a)	116,780	2,308,741
Warnaco Group, Inc. (a)	142,091	5,336,938
Textiles, Apparel & Luxury Goods Total		13,203,227
Consumer Discretionary Total		73,098,055
Consumer Staples – 2.7%
Beverages – 0.8%
Central European Distribution Corp. (a)	70,340	4,092,381
Beverages Total		4,092,381

	Shares	Value ($)
Food & Staples Retailing – 0.8%
Longs Drug Stores Corp.	76,270	3,663,248
Food & Staples Retailing Total		3,663,248
Personal Products – 1.1%
Chattem, Inc. (a)	65,789	5,124,963
Personal Products Total		5,124,963
Consumer Staples Total		12,880,592
Energy – 8.3%
Energy Equipment & Services – 2.9%
Atwood Oceanics, Inc. (a)	69,987	6,515,090
Dril-Quip, Inc. (a)	149,521	6,994,592
Energy Equipment & Services Total		13,509,682
Oil, Gas & Consumable Fuels – 5.4%
Alpha Natural Resources, Inc. (a)	59,450	2,410,103
Atlas America, Inc.	49,670	3,003,545
Berry Petroleum Co., Class A	90,250	3,710,177
Comstock Resources, Inc. (a)	121,340	4,404,642
Concho Resources, Inc. (a)	101,790	2,371,707
Holly Corp.	87,340	4,663,083
PetroHawk Energy Corp. (a)	247,810	4,480,405
Oil, Gas & Consumable Fuels Total		25,043,662
Energy Total		38,553,344
Financials – 8.0%
Capital Markets – 2.6%
Calamos Asset Management, Inc., Class A	204,280	3,756,709
GFI Group, Inc. (a)	100,803	7,716,470
optionsXpress Holdings, Inc.	41,350	957,666
Capital Markets Total		12,430,845
Commercial Banks – 0.3%
First Midwest Bancorp, Inc.	53,110	1,383,515
Commercial Banks Total		1,383,515
Diversified Financial Services – 0.5%
Portfolio Recovery Associates, Inc.	65,470	2,390,964
Diversified Financial Services Total		2,390,964
Insurance – 1.4%
Assured Guaranty Ltd.	83,986	2,154,241
ProAssurance Corp. (a)	80,142	4,261,150
Insurance Total		6,415,391

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund II

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 3.2%
Alexandria Real Estate Equities, Inc.	18,810	1,726,758
Digital Realty Trust, Inc.	157,130	5,640,967
Home Properties, Inc.	84,452	3,886,481
Nationwide Health Properties, Inc.	117,350	3,559,226
Real Estate Investment Trusts (REITs) Total		14,813,432
Financials Total		37,434,147
Health Care – 20.2%
Biotechnology – 6.5%
Acadia Pharmaceuticals, Inc. (a)	137,182	1,360,845
Array Biopharma, Inc. (a)	218,599	1,224,154
BioMarin Pharmaceuticals, Inc. (a)	189,366	7,203,483
Cepheid, Inc. (a)	77,551	2,146,612
Isis Pharmaceuticals, Inc. (a)	157,040	2,261,376
Lifecell Corp. (a)	65,200	2,630,820
Myriad Genetics, Inc. (a)	36,537	1,352,600
Omrix Biopharmaceuticals, Inc. (a)	48,691	1,175,888
Onyx Pharmaceuticals, Inc. (a)	135,293	3,696,205
Regeneron Pharmaceuticals, Inc. (a)	104,156	2,059,164
Seattle Genetics, Inc. (a)	204,431	1,837,835
United Therapeutics Corp. (a)	36,897	3,105,620
Biotechnology Total		30,054,602
Health Care Equipment & Supplies – 5.4%
ArthroCare Corp. (a)	69,402	2,786,490
Hologic, Inc. (a)	128,999	7,779,930
Immucor, Inc. (a)	112,839	3,362,602
Integra LifeSciences Holdings Corp. (a)	59,170	2,452,005
Mentor Corp.	64,434	1,911,112
Meridian Bioscience, Inc.	37,480	1,284,439
NuVasive, Inc. (a)	31,470	1,212,854
Palomar Medical Technologies, Inc. (a)	78,660	1,046,965
Wright Medical Group, Inc. (a)	134,531	3,540,856
Health Care Equipment & Supplies Total		25,377,253
Health Care Providers & Services – 3.2%
Alliance Imaging, Inc. (a)	194,990	1,914,802
Chemed Corp.	33,130	1,580,632
Healthways, Inc. (a)	83,880	2,881,278
MWI Veterinary Supply, Inc. (a)	112,701	3,925,376
Psychiatric Solutions, Inc. (a)	160,283	4,534,406
Health Care Providers & Services Total		14,836,494

	Shares	Value ($)
Life Sciences Tools & Services – 4.2%
Affymetrix, Inc. (a)	115,580	2,216,825
Illumina, Inc. (a)	129,071	9,346,031
Pharmanet Development Group, Inc. (a)	279,324	8,052,911
Life Sciences Tools & Services Total		19,615,767
Pharmaceuticals – 0.9%
Eurand NV (a)	106,250	1,408,875
Hi-Tech Pharmacal Co., Inc. (a)	85,108	948,103
Medicis Pharmaceutical Corp., Class A	88,951	1,824,385
Pharmaceuticals Total		4,181,363
Health Care Total		94,065,479
Industrials – 17.3%
Aerospace & Defense – 1.7%
Curtiss-Wright Corp.	96,070	4,040,704
Hexcel Corp. (a)	188,887	3,813,629
Aerospace & Defense Total		7,854,333
Air Freight & Logistics – 0.8%
HUB Group, Inc., Class A (a)	126,231	3,785,668
Air Freight & Logistics Total		3,785,668
Airlines – 1.2%
Allegiant Travel Co. (a)	212,429	5,780,193
Airlines Total		5,780,193
Commercial Services & Supplies – 5.6%
Duff & Phelps Corp., Class A (a)	27,164	415,609
FTI Consulting, Inc. (a)	93,390	5,930,265
Geo Group, Inc. (a)	172,080	4,592,816
Huron Consulting Group, Inc. (a)	54,900	2,912,994
IHS, Inc., Class A (a)	138,334	8,528,291
TeleTech Holdings, Inc. (a)	154,060	3,477,134
Commercial Services & Supplies Total		25,857,109
Electrical Equipment – 2.1%
II-VI, Inc. (a)	143,990	4,714,233
Woodward Governor Co.	178,720	5,106,030
Electrical Equipment Total		9,820,263
Industrial Conglomerates – 0.5%
Walter Industries, Inc.	42,620	2,328,330
Industrial Conglomerates Total		2,328,330
Machinery – 4.0%
Actuant Corp., Class A	153,694	4,131,295
Axsys Technologies, Inc. (a)	43,040	1,893,760

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund II

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Bucyrus International, Inc., Class A	43,070	4,301,831
Tennant Co.	102,960	3,714,797
Wabtec Corp.	137,631	4,763,409
Machinery Total		18,805,092
Marine – 0.7%
Genco Shipping & Trading Ltd.	54,770	3,191,448
Marine Total		3,191,448
Road & Rail – 0.7%
Genesee & Wyoming, Inc., Class A (a)	104,188	3,229,828
Road & Rail Total		3,229,828
Industrials Total		80,652,264
Information Technology – 21.7%
Communications Equipment – 2.2%
Digi International, Inc. (a)	179,113	1,886,060
F5 Networks, Inc. (a)	49,900	1,105,784
Ixia (a)	217,209	1,631,239
Polycom, Inc. (a)	273,000	5,951,400
Communications Equipment Total		10,574,483
Computers & Peripherals – 0.3%
Stratasys, Inc. (a)	66,780	1,252,793
Computers & Peripherals Total		1,252,793
Electronic Equipment & Instruments – 3.6%
Daktronics, Inc.	262,530	4,536,518
FLIR Systems, Inc. (a)	106,276	3,024,615
Itron, Inc. (a)	41,868	3,991,277
Rofin-Sinar Technologies, Inc. (a)	129,436	5,095,895
Electronic Equipment & Instruments Total		16,648,305
Internet Software & Services – 4.4%
Constant Contact, Inc. (a)	60,320	1,073,696
Equinix, Inc. (a)	78,372	5,435,098
Gmarket, Inc., ADR (a)	61,810	1,413,595
Perficient, Inc. (a)	172,850	1,460,583
Sohu.com, Inc. (a)	58,380	2,631,770
ValueClick, Inc. (a)	194,570	3,757,147
VistaPrint Ltd. (a)	91,660	2,879,957
Websense, Inc. (a)	93,060	1,811,878
Internet Software & Services Total		20,463,724
Semiconductors & Semiconductor Equipment – 5.0%
Atheros Communications, Inc. (a)	239,354	5,821,089
Microsemi Corp. (a)	58,050	1,262,588

	Shares	Value ($)
Monolithic Power Systems, Inc. (a)	199,650	3,322,176
Netlogic Microsystems, Inc. (a)	188,653	4,452,211
Power Integrations, Inc. (a)	174,642	4,593,085
Tessera Technologies, Inc. (a)	57,649	1,358,210
Verigy Ltd. (a)	121,955	2,451,295
Semiconductors & Semiconductor Equipment Total		23,260,654
Software – 6.2%
Advent Software, Inc. (a)	66,723	2,998,532
Ansoft Corp. (a)	125,904	3,061,985
ANSYS, Inc. (a)	164,951	6,164,219
Blackboard, Inc. (a)	67,140	1,931,618
BluePhoenix Solutions Ltd. (a)	111,380	1,110,459
Concur Technologies, Inc. (a)	39,970	1,168,723
Micros Systems, Inc. (a)	71,380	2,287,015
Nuance Communications, Inc. (a)	181,122	2,979,457
Progress Software Corp. (a)	93,593	2,671,144
The9 Ltd., ADR (a)	213,660	4,597,963
Software Total		28,971,115
Information Technology Total		101,171,074
Materials – 4.3%
Chemicals – 1.5%
Koppers Holdings, Inc.	85,096	3,554,460
Terra Industries, Inc. (a)	81,270	3,674,217
Chemicals Total		7,228,677
Containers & Packaging – 1.1%
Greif, Inc., Class A	79,190	5,178,234
Containers & Packaging Total		5,178,234
Metals & Mining – 1.7%
Coeur d'Alene Mines Corp. (a)	319,050	1,537,821
Hecla Mining Co. (a)	132,360	1,522,140
Kaiser Aluminum Corp.	33,840	2,482,164
RTI International Metals, Inc. (a)	39,730	2,179,985
Metals & Mining Total		7,722,110
Materials Total		20,129,021
Telecommunication Services – 1.1%
Diversified Telecommunication Services – 0.5%
Time Warner Telecom, Inc., Class A (a)	159,160	2,537,010
Diversified Telecommunication Services Total		2,537,010
Wireless Telecommunication Services – 0.6%
Syniverse Holdings, Inc. (a)	157,860	2,675,727
Wireless Telecommunication Services Total		2,675,727
Telecommunication Services Total		5,212,737

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund II

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Utilities – 0.6%
Electric Utilities – 0.6%
ITC Holdings Corp.	55,020	2,932,566
	Electric Utilities Total	2,932,566
	Utilities Total	2,932,566
	Total Common Stocks (cost of $477,187,592)	466,129,279
	Total Investments – 99.9% (cost of $477,187,592)(b)	466,129,279
	Other Assets & Liabilities, Net – 0.1%	319,444
	Net Assets – 100.0%	466,448,723

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $479,929,622.

At February 29, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	21.7
Health Care	20.2
Industrials	17.3
Consumer Discretionary	15.7
Energy	8.3
Financials	8.0
Materials	4.3
Consumer Staples	2.7
Telecommunication Services	1.1
Utilities	0.6
99.9
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

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Statements of Assets and Liabilities – Stock Funds

February 29, 2008

	($)	($)	($)	($)	($)
	Columbia Convertible Securities Fund	Columbia Large Cap Value Fund	Columbia Mid Cap Value Fund	Columbia Small Cap Value Fund II	Columbia Marsico Growth Fund
Assets
Unaffiliated investments, at identified cost	756,107,926	3,344,187,036	3,963,184,426	1,094,755,677	—
Affiliated investments, at identified cost	—	—	—	—	—
Investment in Master Portfolio, at identified cost	—	—	—	—	5,421,178,444
Repurchase agreements, at identified cost	9,003,000	51,520,000	182,462,000	39,616,000	—
Total investments, at identified cost	765,110,926	3,395,707,036	4,145,646,426	1,134,371,677	5,421,178,444
Unaffiliated investments, at value	762,425,990	3,598,029,756	4,184,766,853	1,045,708,264	—
Affiliated investments, at value	—	—	—	—	—
Investments in Master Portfolio, at value	—	—	—	—	6,384,152,618
Repurchase agreements, at value	9,003,000	51,520,000	182,462,000	39,616,000	—
Total investments, at value (including securities on loan of $—, $47,580,223, $—, $—, $—, $17,965,102, $—, $—, and $—, respectively)	771,428,990	3,649,549,756	4,367,228,853	1,085,324,264	6,384,152,618
Cash	220	160	533	134,400	—
Foreign currency (cost of $4,538, $—, $—, $—, $—, $—, $—, $38, and $—, respectively)	4,536	—	—	—	—
Receivable for:
Investments sold	9,084,870	4,123,034	23,522	3,613,782	—
Fund shares sold	207,256	5,402,207	13,322,525	10,373,096	13,098,437
Interest	3,206,382	4,179	108,533	3,213	—
Dividends	686,263	9,066,177	6,715,855	979,023	—
Foreign tax reclaim	—	—	—	—	—
Trustees' deferred compensation plan	—	81,636	55,370	—	—
Securities lending income	—	27,374	—	—	—
Expense reimbursement due from Investment Advisor	—	—	—	—	—
Other assets	7,035	30,708	30,934	5,806	—
Total Assets	784,625,552	3,668,285,231	4,387,486,125	1,100,433,584	6,397,251,055
Liabilities
Payable to custodian bank	—	—	—	—	—
Collateral on securities loaned	—	50,089,016	—	—	—
Written options at value (premium of $—, $—, $—, $—, $—, $68,328, $—, $—, and $—, respectively)	—	—	—	—	—
Payable for:
Investments purchased	6,759,516	18,665,700	47,257,587	9,644,958	—
Fund shares repurchased	1,153,834	10,263,209	5,109,040	1,427,570	11,437,322
Investment advisory fee	401,534	1,372,445	1,843,227	564,464	—
Administration fee	96,542	469,613	574,620	131,581	607,381
Transfer agent fee	167,047	749,533	1,164,865	220,665	2,126,392
Pricing and bookkeeping fees	14,339	11,878	11,998	11,919	3,167
Trustees' fees	106,011	140,237	56,745	57,150	110,091
Custody fee	3,733	18,865	18,166	2,907	567
Reports to shareholders	113,356	416,386	164,192	81,608	440,321
Distribution and service fees	151,053	604,686	744,768	116,884	1,422,850
Chief compliance officer expenses	142	413	346	139	461
Trustees' deferred compensation plan	—	81,636	55,370	—	—
Loan payable	—	—	—	—	—
Interest expense	—	—	—	—	—
Other liabilities	70,753	113,986	59,241	54,270	42,997
Total Liabilities	9,037,860	82,997,603	57,060,165	12,314,115	16,191,549
Net Assets	775,587,692	3,585,287,628	4,330,425,960	1,088,119,469	6,381,059,506
Net Assets Consist of
Paid-in capital	756,449,347	3,427,891,574	4,194,203,039	1,150,858,609	5,616,558,591
Undistributed (overdistributed) net investment income	2,091,009	8,648,292	(48,093)	327,401	8,101,460
Accumulated net realized gain (loss)	10,729,274	(105,094,958)	(85,311,413)	(14,019,128)	(206,574,719)
Accumulated net investment loss	—	—	—	—	—
Unrealized appreciation (depreciation) on:
Investments	6,318,064	253,842,720	221,582,427	(49,047,413)	962,974,174
Foreign currency translations	(2)	—	—	—	—
Written options	—	—	—	—	—
Net Assets	775,587,692	3,585,287,628	4,330,425,960	1,088,119,469	6,381,059,506

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Columbia Large Cap Core Fund	Columbia Marsico Focused Equities Fund	Columbia Marsico 21st Century Fund	Columbia Small Cap Growth Fund II
Assets
Unaffiliated investments, at identified cost	1,379,362,669	3,317,470,731	6,342,676,807	477,187,592
Affiliated investments, at identified cost	—	—	896,681,810	—
Investment in Master Portfolio, at identified cost	—	—	—	—
Repurchase agreements, at identified cost	11,704,000	394,395,000	1,036,184,000	—
Total investments, at identified cost	1,391,066,669	3,711,865,731	8,275,542,617	477,187,592
Unaffiliated investments, at value	1,481,184,004	4,151,595,362	6,647,650,099	466,129,279
Affiliated investments, at value	—	—	787,978,013	—
Investments in Master Portfolio, at value	—	—	—	—
Repurchase agreements, at value	11,704,000	394,395,000	1,036,184,000	—
Total investments, at value (including securities on loan of $—, $47,580,223, $—, $—, $—, $17,965,102, $—, $—, and $—, respectively)	1,492,888,004	4,545,990,362	8,471,812,112	466,129,279
Cash	252	—	78	2,437,788
Foreign currency (cost of $4,538, $—, $—, $—, $—, $—, $—, $38, and $—, respectively)	—	—	38	—
Receivable for:
Investments sold	27,558	—	152,849,974	9,923,359
Fund shares sold	1,098,859	7,917,607	29,025,027	910,548
Interest	949	31,990	84,046	—
Dividends	3,133,639	7,687,373	6,991,509	246,194
Foreign tax reclaim	—	—	91,103	—
Trustees' deferred compensation plan	—	—	—	36,787
Securities lending income	53,018	—	—	—
Expense reimbursement due from Investment Advisor	—	—	—	232,003
Other assets	—	5,402	49,815	—
Total Assets	1,497,202,279	4,561,632,734	8,660,903,702	479,915,958
Liabilities
Payable to custodian bank	—	26,584	—	—
Collateral on securities loaned	19,136,408	—	—	—
Written options at value (premium of $—, $—, $—, $—, $—, $68,328, $—, $—, and $—, respectively)	48,758	—	—	—
Payable for:
Investments purchased	1,608,709	21,324,487	268,452,331	10,995,102
Fund shares repurchased	1,534,491	4,993,180	9,267,965	498,123
Investment advisory fee	652,591	2,258,956	3,995,724	268,942
Administration fee	198,930	800,049	1,467,708	376,842
Transfer agent fee	157,389	1,737,529	1,815,133	63,985
Pricing and bookkeeping fees	3,349	4,755	13,502	3,485
Trustees' fees	110,381	92,461	65,876	81,326
Custody fee	9,241	50,381	167,190	1,763
Reports to shareholders	49,597	617,403	310,222	48,208
Distribution and service fees	48,785	1,103,723	2,364,667	46,792
Chief compliance officer expenses	192	374	535	129
Trustees' deferred compensation plan	—	—	—	36,787
Loan payable	—	—	—	1,000,000
Interest expense	—	—	—	97
Other liabilities	62,027	73,162	75,344	45,654
Total Liabilities	23,620,848	33,083,044	287,996,197	13,467,235
Net Assets	1,473,581,431	4,528,549,690	8,372,907,505	466,448,723
Net Assets Consist of
Paid-in capital	1,343,077,234	3,712,543,528	8,242,277,444	502,221,872
Undistributed (overdistributed) net investment income	3,109,304	1,091,449	(494,242)	—
Accumulated net realized gain (loss)	25,553,988	(19,209,918)	(65,198,211)	(24,693,812)
Accumulated net investment loss	—	—	—	(21,024)
Unrealized appreciation (depreciation) on:
Investments	101,821,335	834,124,631	196,269,495	(11,058,313)
Foreign currency translations	—	—	53,019	—
Written options	19,570	—	—	—
Net Assets	1,473,581,431	4,528,549,690	8,372,907,505	466,448,723

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Stock Funds

February 29, 2008 (continued)

	Columbia Convertible Securities Fund	Columbia Large Cap Value Fund	Columbia Mid Cap Value Fund	Columbia Small Cap Value Fund II	Columbia Marsico Growth Fund
Class A
Net assets	$274,370,229	$1,262,699,614	$1,677,414,084	$368,059,654	$3,024,015,700
Shares outstanding	18,410,898	102,046,437	127,888,828	30,140,747	149,232,735
Net asset value per share (a)	$14.90	$12.37	$13.12	$12.21	$20.26
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$15.81	$13.12	$13.92	$12.95	$21.50
Class B
Net assets	$74,073,741	$346,217,907	$179,087,315	$5,248,186	$118,306,979
Shares outstanding	5,052,390	29,001,697	13,927,685	446,934	6,281,934
Net asset value and offering price per share (a)	$14.66	$11.94	$12.86	$11.74	$18.83
Class C
Net assets	$38,320,006	$70,382,689	$318,189,899	$46,302,917	$891,075,945
Shares outstanding	2,578,157	5,894,774	24,656,817	3,946,623	47,249,578
Net asset value and offering price per share (a)	$14.86	$11.94	$12.90	$11.73	$18.86
Class R
Net assets	—	$235,720	$46,251,982	$13,850,898	$11,860,385
Shares outstanding	—	19,067	3,528,169	1,137,855	589,087
Net asset value, offering and redemption price per share	—	$12.36	$13.11	$12.17	$20.13
Class Z
Net assets	$388,823,716	$1,905,751,698	$2,109,482,680	$654,657,814	$2,335,800,497
Shares outstanding	26,081,552	153,731,757	160,606,626	53,267,262	113,202,301
Net asset value, offering and redemption price per share	$14.91	$12.40	$13.13	$12.29	$20.63

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

	Columbia Large Cap Core Fund	Columbia Marsico Focused Equities Fund	Columbia Marsico 21st Century Fund	Columbia Small Cap Growth Fund II
Class A
Net assets	$172,568,867	$2,524,539,541	$5,062,299,311	$173,674,927
Shares outstanding	12,629,160	116,928,470	347,930,603	16,433,586
Net asset value per share (a)	$13.66	$21.59	$14.55	$10.57
Maximum sales charge	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$14.49	$22.91	$15.44	$11.21
Class B
Net assets	$13,246,627	$196,113,911	$230,504,814	$9,184,142
Shares outstanding	1,001,068	9,773,839	16,630,924	972,901
Net asset value and offering price per share (a)	$13.23	$20.07	$13.86	$9.44
Class C
Net assets	$2,167,871	$522,644,318	$1,418,014,322	$3,689,340
Shares outstanding	163,874	25,968,412	102,332,901	381,393
Net asset value and offering price per share (a)	$13.23	$20.13	$13.86	$9.67
Class R
Net assets	—	—	$47,776,511	—
Shares outstanding	—	—	3,284,313	—
Net asset value, offering and redemption price per share	—	—	$14.55	—
Class Z
Net assets	$1,285,598,066	$1,285,251,920	$1,614,312,547	$279,900,314
Shares outstanding	94,141,839	58,268,438	109,351,169	25,416,865
Net asset value, offering and redemption price per share	$13.66	$22.06	$14.76	$11.01

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds

For the Year Ended February 29, 2008

	($)	($)	($)	($)	($)
	Columbia Convertible Securities Fund	Columbia Large Cap Value Fund	Columbia Mid Cap Value Fund	Columbia Small Cap Value Fund II	Columbia Marsico Growth Fund(a)
Investment Income
Dividends	9,536,623	96,067,610	74,949,346	12,537,522	—
Dividends from affiliates	—	—	—	—	—
Interest	20,498,746	2,921,840	7,303,641	1,423,217	—
Securities lending	—	867,790	146,325	—	—
Foreign taxes withheld	(10,027)	(257,660)	(205,612)	—	—
Allocated from Master Portfolio:
Dividends	—	—	—	—	70,509,371
Interest	—	—	—	—	20,408,160
Securities lending	—	—	—	—	—
Foreign taxes withheld	—	—	—	—	(2,183,005)
Total Investment Income	30,025,342	99,599,580	82,193,700	13,960,739	88,734,526
Expenses
Expenses allocated from Master Portfolio (b)	—	—	—	—	42,657,550
Recovery of fees waived	—	—	—	—	—
Investment advisory fee	6,072,972	19,857,743	22,654,210	5,519,875	—
Administration fee	1,501,974	7,040,233	7,040,843	1,229,303	7,074,752
Distribution fee:
Class B	675,608	3,582,620	1,748,684	36,082	1,005,055
Class C	350,924	664,158	2,375,361	247,970	6,357,743
Class R	—	191	116,897	29,713	40,811
Service fee:
Class A	779,635	3,506,824	3,967,672	649,778	7,069,372
Class B	225,203	1,196,252	576,766	12,027	335,019
Class C	116,975	221,386	783,643	82,657	2,119,248
Transfer agent fee	989,496	4,960,041	4,915,866	750,782	6,119,431
Pricing and bookkeeping fees	167,254	152,768	153,165	151,177	40,912
Trustees' fee	31,055	25,336	32,323	23,779	22,025
Custody fee	38,508	108,291	104,443	27,116	3,997
Chief compliance officer expenses	1,106	2,482	2,019	824	3,200
Other expenses	424,223	1,168,985	1,101,600	515,086	1,203,431
Expenses before interest expense	11,374,933	42,487,310	45,573,492	9,276,169	74,052,546
Interest expense	595	—	—	—	—
Interest expense allocated from Master Portfolio	—	—	—	—	—
Total Expenses	11,375,528	42,487,310	45,573,492	9,276,169	74,052,546
Expenses waived/reimbursed by investment advisor/administrator	—	(416,668)	—	—	—
Fees waived by transfer agent	(136,427)	(1,408,873)	—	—	(537,386)
Expense reductions	(21,036)	(41,696)	(32,576)	(11,544)	(5,737)
Net Expenses	11,218,065	40,620,073	45,540,916	9,264,625	73,509,423
Net Investment Income (Loss)	18,807,277	58,979,507	36,652,784	4,696,114	15,225,103

(a)  For the period April 1, 2007 to February 29, 2008.

(b)  Expenses allocated from Master Portfolio include the Funds' pro-rata portion of the Master Portfolio's investment advisor, administration, pricing and bookkeeping, Trustees' fees and other expenses.

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Columbia Large Cap Core Fund(a)	Columbia Marsico Focused Equities Fund(a)	Columbia Marsico 21st Century Fund	Columbia Small Cap Growth Fund II(a)
Investment Income
Dividends	—	—	56,490,818	—
Dividends from affiliates	—	—	280,398	—
Interest	—	—	39,578,511	—
Securities lending	—	—	—	—
Foreign taxes withheld	—	—	(2,038,001)	—
Allocated from Master Portfolio:
Dividends	28,711,087	53,390,953	—	1,698,942
Interest	296,218	8,254,768	—	251,876
Securities lending	276,419	—	—	—
Foreign taxes withheld	(141,896)	(1,901,815)	—	—
Total Investment Income	29,141,828	59,743,906	94,311,726	1,950,818
Expenses
Expenses allocated from Master Portfolio (b)	9,226,021	32,817,370	—	4,133,555
Recovery of fees waived	—	—	—	103,156
Investment advisory fee	22,723	78,891	42,309,565	9,170
Administration fee	1,820,111	5,370,916	15,184,769	331,182
Distribution fee:
Class B	142,331	1,973,993	1,638,249	84,344
Class C	19,089	3,994,873	8,558,710	32,809
Class R	—	—	122,652	—
Service fee:
Class A	445,949	6,119,080	10,849,426	479,103
Class B	47,444	657,997	546,083	28,115
Class C	6,363	1,331,625	2,852,644	10,936
Transfer agent fee	1,359,116	5,584,769	6,667,668	659,169
Pricing and bookkeeping fees	37,437	37,437	162,939	37,437
Trustees' fee	11,699	8,491	25,874	8,411
Custody fee	3,773	3,815	1,005,298	3,928
Chief compliance officer expenses	1,349	2,631	2,904	902
Other expenses	261,206	1,375,519	2,049,321	145,129
Expenses before interest expense	13,404,611	59,357,407	91,976,102	6,067,346
Interest expense	—	—	—	2,430
Interest expense allocated from Master Portfolio	4,554	3,221	—	—
Total Expenses	13,409,165	59,360,628	91,976,102	6,069,776
Expenses waived/reimbursed by investment advisor/administrator	—	(29,325)	(114,774)	—
Fees waived by transfer agent	—	(1,510,000)	(1,187,877)	(197,458)
Expense reductions	(2,402)	(9,825)	(75,293)	(19,842)
Net Expenses	13,406,763	57,811,478	90,598,158	5,852,476
Net Investment Income (Loss)	15,735,065	1,932,428	3,713,568	(3,901,658)

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds

For the Year Ended February 29, 2008 (continued)

	($)	($)	($)	($)	($)
	Columbia Convertible Securities Fund	Columbia Large Cap Value Fund	Columbia Mid Cap Value Fund	Columbia Small Cap Value Fund II	Columbia Marsico Growth Fund(a)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options:
Net realized gain (loss) on:
Unaffiliated investments	76,742,075	175,945,618	(20,097,967)	6,228,088	—
Affiliated investments	—	—	—	—	—
Foreign currency transactions	(21,012)	—	6,320	—	—
Written options	87,997	814,549	610,032	—	—
Allocated from Master Portfolio:
Investments	—	—	—	—	(29,422,837)
Foreign currency transactions	—	—	—	—	(419,071)
Written options	—	—	—	—	—
Net realized gain (loss)	76,809,060	176,760,167	(19,481,615)	6,228,088	(29,841,908)
Net change in unrealized appreciation (depreciation) on:
Investments	(84,485,785)	(512,655,679)	(428,629,882)	(118,437,521)	—
Foreign currency translations	(2)	—	(4)	—	—
Written options	—	—	—	—	—
Allocated from Master Portfolio:
Investments	—	—	—	—	(19,917,690)
Foreign currency transactions	—	—	—	—	—
Written options	—	—	—	—	—
Net change in unrealized depreciation	(84,485,787)	(512,655,679)	(428,629,886)	(118,437,521)	(19,917,690)
Net Loss	(7,676,727)	(335,895,512)	(448,111,501)	(112,209,433)	(49,759,598)
Net Increase (Decrease) Resulting from Operations	11,130,550	(276,916,005)	(411,458,717)	(107,513,319)	(34,534,495)

(a)  For the period April 1, 2007 to February 29, 2008.

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Columbia Large Cap Core Fund(a)	Columbia Marsico Focused Equities Fund(a)	Columbia Marsico 21st Century Fund	Columbia Small Cap Growth Fund II(a)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options:
Net realized gain (loss) on:
Unaffiliated investments	—	—	89,377,746	—
Affiliated investments	—	—	9,183,777	—
Foreign currency transactions	—	—	(3,199,766)	—
Written options	—	—	—	—
Allocated from Master Portfolio:
Investments	86,614,667	260,849,447	—	65,006,047
Foreign currency transactions	928	(317,197)	—	—
Written options	1,431,873	—	—	—
Net realized gain (loss)	88,047,468	260,532,250	95,361,757	65,006,047
Net change in unrealized appreciation (depreciation) on:
Investments	—	—	(101,298,840)	—
Foreign currency translations	—	—	130,463	—
Written options	—	—	—	—
Allocated from Master Portfolio:
Investments	(125,228,165)	(264,190,430)	—	(83,341,513)
Foreign currency transactions	—	—	—	—
Written options	19,570	—	—	—
Net change in unrealized depreciation	(125,208,595)	(264,190,430)	(101,168,377)	(83,341,513)
Net Loss	(37,161,127)	(3,658,180)	(5,806,620)	(18,335,466)
Net Increase (Decrease) Resulting from Operations	(21,426,062)	(1,725,752)	(2,093,052)	(22,237,124)

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds

For the Year Ended March 31, 2007

	($)	($)	($)	($)
	Columbia Large Cap Core Fund	Columbia Marsico Growth Fund	Columbia Marsico Focused Equities Fund	Columbia Small Cap Growth Fund II
Investment Income
Allocated from Master Portfolio:
Dividends	32,723,310	41,000,952	33,763,269	1,259,720
Interest	359,415	19,928,216	13,664,177	924,946
Securities lending	49,783	—	—	—
Foreign taxes withheld	(209,551)	(1,463,994)	(1,880,500)	—
Total Investment Income	32,922,957	59,465,174	45,546,946	2,184,666
Expenses
Expenses allocated from Master Portfolio	9,752,372	35,471,806	31,527,465	3,982,814
Administration fee	1,907,360	5,791,064	5,095,728	416,914
Distribution fee:
Class B	216,950	1,297,739	3,169,549	106,344
Class C	97,978	5,533,516	4,107,724	34,530
Class R	—	6,506	—	—
Service fee:
Class A	490,600	5,671,806	5,547,416	436,240
Class B	72,317	432,582	1,056,516	35,448
Class C	32,659	1,844,505	1,369,241	11,510
Transfer agent fee	943,530	4,970,675	5,559,674	526,671
Pricing and bookkeeping fees	38,000	38,000	38,000	38,000
Trustees' fee	4,187	3,369	4,443	4,449
Custody fee	3,686	4,057	3,645	3,772
Reports to shareholders	133,960	954,574	1,401,440	154,015
Chief compliance officer expenses	13,949	15,000	15,000	9,550
Other expenses	131,779	350,565	257,306	123,622
Expenses before interest expense	13,839,327	62,385,764	59,153,147	5,883,879
Interest expense allocated from Master Portfolio	5,695	—	—	—
Total Expenses	13,845,022	62,385,764	59,153,147	5,883,879
Fees waived by Transfer Agent	—	(546,787)	(1,522,122)	(174,774)
Expense reductions	(16)	(1,376)	(527)	(26)
Net Expenses	13,845,006	61,837,601	57,630,498	5,709,079
Net Investment Income (Loss)	19,077,951	(2,372,427)	(12,083,552)	(3,524,413)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options:
Net realized gain on:
Allocated from Master Portfolio:
Investments	98,944,855	14,235,799	108,501,861	80,035,024
Foreign currency transactions	—	26,615	62,328	—
Written options	748,318	—	—	—
Net realized gain	99,693,173	14,262,414	108,564,189	80,035,024
Net change in unrealized appreciation (depreciation) on:
Allocated from Master Portfolio:
Investments	67,608,803	182,981,005	50,550,519	(56,894,366)
Written options	92,034	—	—	—
Net change in unrealized appreciation (depreciation)	67,700,837	182,981,005	50,550,519	(56,894,366)
Net Gain	167,394,010	197,243,419	159,114,708	23,140,658
Net Increase Resulting from Operations	186,471,961	194,870,992	147,031,156	19,616,245

See Accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets – Stock Funds

Increase (Decrease) in Net Assets	Columbia Convertible Securities Fund			Columbia Large Cap Value Fund
	Year Ended February 29, 2008 ($)	Period April 1, 2006 through February 28, 2007 (a)($)	Year Ended March 31, 2006 (b)($)	Year Ended February 29, 2008 ($)	Period April 1, 2006 through February 28, 2007 (a)($)	Year Ended March 31, 2006 (b)(c)($)
Operations
Net investment income	18,807,277	24,772,968	34,251,231	58,979,507	46,983,592	38,369,627
Net realized gain (loss) on investments, foreign currency transactions and written options	76,809,060	90,310,535	115,601,773	176,760,167	338,738,725	160,867,273
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	(84,485,787)	(27,102,657)	(10,385,686)	(512,655,679)	43,261,643	182,250,803
Net Increase (Decrease) Resulting From Operations	11,130,550	87,980,846	139,467,318	(276,916,005)	428,983,960	381,487,703
Distributions to Shareholders
From net investment income:
Class A	(7,102,330)	(8,515,150)	(8,688,760)	(20,315,665)	(9,897,032)	(9,485,386)
Class B	(1,392,641)	(2,141,648)	(2,128,143)	(3,512,010)	(2,002,803)	(2,405,990)
Class C	(718,576)	(1,081,358)	(1,013,136)	(642,491)	(310,389)	(340,770)
Class R	—	—	—	(203)	(70)	(21)
Class Z	(13,568,291)	(18,763,412)	(22,315,767)	(38,940,277)	(21,293,865)	(24,916,361)
From net realized gains:
Class A	(25,069,229)	(34,904,121)	(22,020,904)	(152,456,911)	(69,134,646)	(7,732,585)
Class B	(7,221,483)	(11,194,593)	(8,061,541)	(51,804,513)	(36,277,855)	(5,018,515)
Class C	(3,680,029)	(5,680,622)	(3,839,650)	(9,707,160)	(5,687,699)	(722,636)
Class R	—	—	—	(2,299)	(616)	—
Class Z	(41,462,573)	(71,096,753)	(52,837,073)	(246,418,961)	(123,335,717)	(20,052,796)
Total Distributions to Shareholders	(100,215,152)	(153,377,657)	(120,904,974)	(523,800,490)	(267,940,692)	(70,675,060)
Net Capital Share Transactions	(226,661,887)	(144,794,569)	(225,358,123)	124,396,100	232,542,001	1,786,517,032
Net Increase (Decrease) in Net Assets	(315,746,489)	(210,191,380)	(206,795,779)	(676,320,395)	393,585,269	2,097,329,675
Net Assets
Beginning of period	1,091,334,181	1,301,525,561	1,508,321,340	4,261,608,023	3,868,022,754	1,770,693,079
End of period	775,587,692	1,091,334,181	1,301,525,561	3,585,287,628	4,261,608,023	3,868,022,754
Undistributed (Overdistributed) net investment income at end of period	2,091,009	2,771,710	7,749,787	8,648,292	13,571,926	1,519,352

(a)  The Fund changed its fiscal year end from March 31 to February 28.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c)  Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Mid Cap Value Fund
	Year Ended February 29, 2008 ($)	Period April 1, 2006 through February 28, 2007 (a)($)	Year Ended March 31, 2006 (b)(c)($)
Operations
Net investment income	36,652,784	20,944,905	12,284,635
Net realized gain (loss) on investments, foreign currency transactions and written options	(19,481,615)	317,722,266	260,521,066
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	(428,629,886)	56,406,663	63,862,074
Net Increase (Decrease) Resulting From Operations	(411,458,717)	395,073,834	336,667,775
Distributions to Shareholders
From net investment income:
Class A	(16,143,151)	(4,384,195)	(2,852,950)
Class B	(681,123)	(49,262)	(265,256)
Class C	(1,025,280)	(29,537)	(69,667)
Class R	(180,097)	(335)	(3)
Class Z	(25,696,921)	(10,376,729)	(8,287,772)
From net realized gains:
Class A	(88,780,917)	(102,867,185)	(28,487,870)
Class B	(13,539,824)	(28,069,015)	(11,941,687)
Class C	(17,827,694)	(18,332,983)	(3,181,374)
Class R	(1,034,990)	(95,370)	—
Class Z	(113,230,299)	(151,367,829)	(88,998,420)
Total Distributions to Shareholders	(278,140,296)	(315,572,440)	(144,084,999)
Net Capital Share Transactions	1,453,561,785	760,482,849	1,926,928,477
Net Increase (Decrease) in Net Assets	763,962,772	839,984,243	2,119,511,253
Net Assets
Beginning of period	3,566,463,188	2,726,478,945	606,967,692
End of period	4,330,425,960	3,566,463,188	2,726,478,945
Undistributed (Overdistributed) net investment income at end of period	(48,093)	6,565,275	1,596,921

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Stock Funds (continued)

Increase (Decrease) in Net Assets	Columbia Small Cap Value Fund II			Columbia Marsico Growth Fund
	Year Ended February 29, 2008 ($)	Period April 1, 2006 through February 28, 2007 (a)($)	Year Ended March 31, 2006 (b)(c)($)	Period April 1, 2007 through February 29, 2008 (e)($)		Year Ended March 31, 2007 ($)		Year Ended March 31, 2006 (b)(c)($)
Operations
Net investment income (loss)	4,696,114	1,185,963	1,149,347	15,225,103		(2,372,427)		(7,197,833)
Net realized gain (loss) on investments, foreign currency transactions and written options	6,228,088	20,279,546	24,199,441	(29,841,908	)(d)	14,262,414	(d)	61,537,344	(d)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	(118,437,521)	3,999,652	25,992,620	(19,917,690	)(d)	182,981,005	(d)	391,335,326	(d)
Net Increase (Decrease) Resulting From Operations	(107,513,319)	25,465,161	51,341,408	(34,534,495)		194,870,992		445,674,837
Distributions to Shareholders
From net investment income:
Class A	(1,007,789)	(100,886)	(12,777)	(1,572,499)		—		—
Class B	—	—	—	—		—		—
Class C	—	—	—	—		—		—
Class R	(9,454)	—	—	—		—		—
Class Z	(3,047,689)	(1,325,078)	(928,935)	(5,520,020)		—		—
From net realized gains:
Class A	(9,010,697)	(2,909,084)	(607,622)	—		—		—
Class B	(170,971)	(196,869)	(175,687)	—		—		—
Class C	(1,232,463)	(413,887)	(65,938)	—		—		—
Class R	(226,728)	(8,722)	—	—		—		—
Class Z	(16,911,273)	(18,504,858)	(21,995,534)	—		—		—
Total Distributions to Shareholders	(31,617,064)	(23,459,384)	(23,786,493)	(7,092,519)		—		—
Net Capital Share Transactions	693,036,135	280,865,868	19,150,716	700,693,005		1,245,140,560		1,525,680,234
Net Increase (Decrease) in Net Assets	553,905,752	282,871,645	46,705,631	659,065,991		1,440,011,552		1,971,355,071
Net Assets
Beginning of period	534,213,717	251,342,072	204,636,441	5,721,993,515		4,281,981,963		2,310,626,892
End of period	1,088,119,469	534,213,717	251,342,072	6,381,059,506		5,721,993,515		4,281,981,963
Undistributed net investment income, at end of period	327,401	—	108,568	8,101,460		—		—
Accumulated net investment loss, at end of period	—	—	—	—		—		(397)

(a)  The Fund changed its fiscal year end from March 31 to February 28.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c)  Class R shares commenced operations on January 23, 2006.

(d)  Allocated from Master Portfolio.

(e)  The Fund changed its fiscal year end from March 31 to February 29.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Large Cap Core Fund
	Period April 1, 2007 through February 29, 2008 (e)($)		Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 (b)($)
Operations
Net investment income (loss)	15,735,065		19,077,951	16,123,526
Net realized gain (loss) on investments, foreign currency transactions and written options	88,047,468	(d)	99,693,173 (d)	89,001,209 (d)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	(125,208,595	)(d)	67,700,837 (d)	74,892,345 (d)
Net Increase (Decrease) Resulting From Operations	(21,426,062)		186,471,961	180,017,080
Distributions to Shareholders
From net investment income:
Class A	(1,681,067)		(1,217,262)	(1,707,155)
Class B	(3,091)		—	(51,528)
Class C	(421)		—	(21,729)
Class R	—		—	—
Class Z	(18,855,818)		(14,355,861)	(14,222,830)
From net realized gains:
Class A	(9,451,221)		—	—
Class B	(975,308)		—	—
Class C	(127,164)		—	—
Class R	—		—	—
Class Z	(71,674,414)		—	—
Total Distributions to Shareholders	(102,768,504)		(15,573,123)	(16,003,242)
Net Capital Share Transactions	(100,015,556)		(67,657,359)	(22,637,750)
Net Increase (Decrease) in Net Assets	(224,210,122)		103,241,479	141,376,088
Net Assets
Beginning of period	1,697,791,553		1,594,550,074	1,453,173,986
End of period	1,473,581,431		1,697,791,553	1,594,550,074
Undistributed net investment income, at end of period	3,109,304		7,923,504	4,413,779
Accumulated net investment loss, at end of period	—		—	—

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Stock Funds (continued)

Increase (Decrease) in Net Assets	Columbia Marsico Focused Equities Fund						Columbia Marsico 21st Century Fund
	Period April 1, 2007 through February 29,		Year Ended March 31,				Year Ended February 29	Period April 1, 2006 through February 28,	Year Ended March 31,
	2008 (d)($)		2007 (a)($)		2006 (b)($)		2008 ($)	2007 (a)($)	2006 (b)(c)($)
Operations
Net investment income (loss)	1,932,428		(12,083,552)		(14,109,514)		3,713,568	14,519,353	(2,185,957)
Net realized gain on investments and foreign currency transactions	260,532,250	(e)	108,564,189	(e)	209,766,458	(e)	95,361,757	74,544,229	40,717,169
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(264,190,430	)(e)	50,550,519	(e)	408,507,556	(e)	(101,168,377)	113,393,961	148,656,306
Net Increase (Decrease) Resulting from Operations	(1,725,752)		147,031,156		604,164,500		(2,093,052)	202,457,543	187,187,518
Distributions to Shareholders
From net investment income:
Class A	—		—		—		—	(11,801,061)	(160,339)
Class B	—		—		—		—	(201,318)	—
Class C	—		—		—		—	(622,547)	—
Class R	—		—		—		—	(13,693)	—
Class Z	—		—		—		—	(4,370,610)	(451,952)
From net realized gains:
Class A	(29,557,009)		—		—		(144,234,091)	(14,081,181)	—
Class B	(2,999,444)		—		—		(7,389,354)	(970,476)	—
Class C	(6,618,301)		—		—		(40,106,834)	(2,000,811)	—
Class R	—		—		—		(862,368)	(131)	—
Class Z	(15,214,419)		—		—		(40,716,151)	(5,876,977)	—
From return of capital:
Class A	—		—		—		(7,088,885)	—	—
Class B	—		—		—		(356,841)	—	—
Class C	—		—		—		(1,863,945)	—	—
Class R	—		—		—		(40,179)	—	—
Class Z	—		—		—		(2,037,395)	—	—
Total Distributions to Shareholders	(54,389,173)		—		—		(244,696,043)	(39,938,805)	(612,291)
Net Capital Share Transactions	(82,873,771)		394,435,941		613,356,885		4,589,786,604	2,663,208,041	616,662,308
Net Increase (Decrease) in Net Assets	(138,988,696)		541,467,097		1,217,521,385		4,342,997,509	2,825,726,779	803,237,535
Net Assets
Beginning of period	4,667,538,386		4,126,071,289		2,908,549,904		4,029,909,996	1,204,183,217	400,945,682
End of period	4,528,549,690		4,667,538,386		4,126,071,289		8,372,907,505	4,029,909,996	1,204,183,217
Undistributed (Overdistributed) net investment income, at end of period	1,091,449		—		—		(494,242)	28,284	—
Accumulated net investment loss at end of period	—		—		—		—	—	—

(a)  The Fund changed its fiscal year end from March 31 to February 28.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c)  Class R shares commenced operations on January 23, 2006.

(d)  The Fund changed its fiscal year end from March 31 to February 29.

(e)  Allocated from Master Portfolio.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Small Cap Growth Fund II
	Period April 1, 2007 through February 29,		Year Ended March 31,
	2008 (d)($)		2007 ($)		2006 (b)(c)($)
Operations
Net investment income (loss)	(3,901,658)		(3,524,413)		(3,335,704)
Net realized gain on investments and foreign currency transactions	65,006,047	(e)	80,035,024	(e)	123,538,803 (e)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(83,341,513	)(e)	(56,894,366	)(e)	5,795,546 (e)
Net Increase (Decrease) Resulting from Operations	(22,237,124)		19,616,245		125,998,645
Distributions to Shareholders
From net investment income:
Class A	—		—		—
Class B	—		—		—
Class C	—		—		—
Class R	—		—		—
Class Z	—		—		—
From net realized gains:
Class A	(39,414,514)		(35,804,093)		(14,929,761)
Class B	(2,330,413)		(3,314,131)		(1,769,548)
Class C	(911,125)		(1,015,314)		(423,635)
Class R	—		—		—
Class Z	(69,034,420)		(67,841,701)		(32,777,429)
From return of capital:
Class A	(307,541)		—		—
Class B	(25,269)		—		—
Class C	(7,626)		—		—
Class R	—		—		—
Class Z	(526,879)		—		—
Total Distributions to Shareholders	(112,557,787)		(107,975,239)		(49,900,373)
Net Capital Share Transactions	(2,193,983)		211,423,714		(108,881,474)
Net Increase (Decrease) in Net Assets	(136,988,894)		123,064,720		(32,783,202)
Net Assets
Beginning of period	603,437,617		480,372,897		513,156,099
End of period	466,448,723		603,437,617		480,372,897
Undistributed (Overdistributed) net investment income, at end of period	—		—		—
Accumulated net investment loss at end of period	(21,024)		(21,025)		—

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Convertible Securities Fund
	Year Ended February 29, 2008		Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006 (b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	1,194,127	19,865,254	1,378,631	23,392,691	2,694,441	46,893,441
Distributions reinvested	1,800,972	28,979,125	2,402,682	39,051,980	1,607,941	27,253,730
Redemptions	(4,323,102)	(71,548,751)	(4,050,388)	(68,444,878)	(5,814,342)	(100,641,686)
Net Decrease	(1,328,003)	(22,704,372)	(269,075)	(6,000,207)	(1,511,960)	(26,494,515)
Class B
Subscriptions	103,277	1,685,398	122,958	2,030,044	216,683	3,686,661
Distributions reinvested	463,181	7,335,277	701,778	11,251,565	513,460	8,567,036
Redemptions	(1,582,848)	(25,763,614)	(1,461,555)	(24,337,033)	(2,367,849)	(40,750,262)
Net Decrease	(1,016,390)	(16,742,939)	(636,819)	(11,055,424)	(1,637,706)	(28,496,565)
Class C
Subscriptions	254,369	4,173,628	443,915	7,412,753	511,156	8,757,026
Distributions reinvested	140,312	2,251,244	223,413	3,625,447	155,492	2,623,966
Redemptions	(1,001,300)	(16,514,647)	(736,986)	(12,412,659)	(1,267,570)	(21,832,476)
Net Decrease	(606,619)	(10,089,775)	(69,658)	(1,374,459)	(600,922)	(10,451,484)
Class Z
Subscriptions	2,529,928	40,288,815	3,748,103	62,388,745	3,790,394	65,433,203
Distributions reinvested	950,909	15,265,535	1,094,664	17,803,012	610,234	10,293,779
Redemptions	(14,163,418)	(232,679,151)	(12,175,067)	(206,556,236)	(13,614,941)	(235,642,541)
Net Decrease	(10,682,581)	(177,124,801)	(7,332,300)	(126,364,479)	(9,214,313)	(159,915,559)

(a)  The Fund changed its fiscal year end from March 31 to February 28.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	Columbia Large Cap Value Fund
	Year Ended February 29, 2008		Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006 (b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	22,243,412	328,672,241	24,042,969	353,624,477	17,010,334	234,225,646
Proceeds received in connection with merger	—	—	—	—	42,999,477	590,920,619
Distributions reinvested	11,396,499	164,077,105	5,183,342	74,423,245	1,157,937	16,070,204
Redemptions	(19,453,404)	(285,116,282)	(14,414,446)	(212,301,352)	(10,409,177)	(143,540,562)
Net Increase	14,186,507	207,633,064	14,811,865	215,746,370	50,758,571	697,675,907
Class B
Subscriptions	526,982	7,645,706	740,784	10,543,617	705,988	9,465,367
Proceeds received in connection with merger	—	—	—	—	51,762,726	690,375,181
Distributions reinvested	3,638,150	50,781,585	2,520,052	34,960,714	492,802	6,697,512
Redemptions	(13,091,406)	(186,861,514)	(14,212,617)	(202,612,667)	(10,727,507)	(144,759,533)
Net Increase (Decrease)	(8,926,274)	(128,434,223)	(10,951,781)	(157,108,336)	42,234,009	561,778,527
Class C
Subscriptions	353,843	4,995,046	440,648	6,296,424	280,794	3,767,177
Proceeds received in connection with merger	—	—	—	—	6,513,119	86,890,890
Distributions reinvested	639,867	8,915,073	368,512	5,124,158	63,844	867,871
Redemptions	(1,539,169)	(21,876,113)	(1,336,593)	(19,148,787)	(1,240,176)	(16,644,388)
Net Increase (Decrease)	(545,459)	(7,965,994)	(527,433)	(7,728,205)	5,617,581	74,881,550
Class R
Subscriptions	18,735	231,914	—	—	702	10,000
Distributions reinvested	177	2,502	48	686	1	21
Redemptions	(596)	(7,568)	—	—	—	—
Net Increase	18,316	226,848	48	686	703	10,021
Class Z
Subscriptions	22,337,178	324,629,741	26,077,535	383,013,474	23,240,909	317,334,267
Proceeds received in connection with merger	—	—	—	—	35,754,134	491,892,503
Distributions reinvested	10,484,152	151,158,304	4,977,193	71,460,860	1,482,567	20,407,204
Redemptions	(29,041,302)	(422,851,640)	(18,575,531)	(272,842,848)	(27,938,604)	(377,462,947)
Net Increase	3,780,028	52,936,405	12,479,197	181,631,486	32,539,006	452,171,027

(a)  The Fund changed its fiscal year end from March 31 to February 28.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c)  Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	Columbia Mid Cap Value Fund
	Year Ended February 29, 2008		Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006 (b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	64,975,385	979,757,519	33,404,548	485,396,806	11,677,764	167,985,374
Proceeds received in connection with merger	—	—	—	—	51,325,081	711,891,123
Distributions reinvested	6,052,841	92,487,165	6,896,097	96,262,246	2,039,062	28,703,222
Redemptions	(28,390,287)	(421,608,056)	(13,318,348)	(194,050,038)	(7,505,040)	(107,012,980)
Net Increase	42,637,939	650,636,628	26,982,297	387,609,014	57,536,867	801,566,739
Class B
Subscriptions	1,273,786	19,233,284	1,140,816	16,379,563	781,047	11,051,935
Proceeds received in connection with merger	—	—	—	—	22,494,617	308,153,765
Distributions reinvested	865,521	13,021,755	1,886,944	25,788,857	806,458	11,198,974
Redemptions	(5,290,636)	(78,141,175)	(7,070,959)	(101,065,253)	(3,280,082)	(46,376,440)
Net Increase (Decrease)	(3,151,329)	(45,886,136)	(4,043,199)	(58,896,833)	20,802,040	284,028,234
Class C
Subscriptions	11,723,200	176,273,782	8,772,426	126,047,400	3,769,474	53,763,446
Proceeds received in connection with merger	—	—	—	—	4,970,445	68,284,285
Distributions reinvested	870,816	13,117,454	935,738	12,937,975	175,783	2,448,168
Redemptions	(4,554,756)	(66,160,887)	(1,430,392)	(20,552,725)	(643,711)	(9,093,054)
Net Increase	8,039,260	123,230,349	8,277,772	118,432,650	8,271,991	115,402,845
Class R
Subscriptions	3,645,901	54,054,076	488,123	7,192,097	693	10,000
Distributions reinvested	77,728	1,177,061	6,541	95,705	— (d)	2
Redemptions	(677,938)	(10,031,589)	(12,879)	(193,196)	—	—
Net Increase	3,045,691	45,199,548	481,785	7,094,606	693	10,002
Class Z
Subscriptions	67,967,013	1,018,740,348	27,654,584	402,544,676	14,450,028	203,985,452
Proceeds received in connection with merger	—	—	—	—	46,853,054	651,288,467
Distributions reinvested	5,337,007	81,528,741	6,013,184	84,001,659	2,730,443	37,582,084
Redemptions	(28,106,338)	(419,887,693)	(12,441,713)	(180,302,923)	(11,972,212)	(166,935,346)
Net Increase	45,197,682	680,381,396	21,226,055	306,243,412	52,061,313	725,920,657

(a)  The Fund changed its fiscal year end from March 31 to February 28.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c)  Class R shares commenced operations on January 23, 2006.

(d)  Rounds to less than 1 share.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	Columbia Small Cap Value Fund II
	Year Ended February 29, 2008		Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006 (b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	27,644,028	380,355,429	9,090,051	122,214,421	257,409	3,413,661
Distributions reinvested	561,873	7,751,541	161,354	2,132,161	46,655	578,526
Redemptions	(6,618,760)	(90,027,146)	(1,310,238)	(17,425,169)	(80,275)	(1,042,337)
Net Increase	21,587,141	298,079,824	7,941,167	106,921,413	223,789	2,949,850
Class B
Subscriptions	248,850	3,364,906	155,115	2,021,756	41,997	540,142
Distributions reinvested	11,796	157,652	14,705	184,561	14,176	171,747
Redemptions	(93,109)	(1,229,245)	(47,253)	(623,673)	(27,113)	(341,182)
Net Increase	167,537	2,293,313	122,567	1,582,644	29,060	370,707
Class C
Subscriptions	2,947,430	39,462,802	1,168,559	15,301,023	90,940	1,166,184
Distributions reinvested	45,580	604,842	21,855	277,381	4,374	53,447
Redemptions	(317,833)	(4,078,404)	(40,523)	(527,193)	(3,938)	(49,089)
Net Increase	2,675,177	35,989,240	1,149,891	15,051,211	91,376	1,170,542
Class R
Subscriptions	1,169,425	15,776,792	136,875	1,872,032	762	10,000
Distributions reinvested	15,561	212,396	644	8,722	—	—
Redemptions	(172,033)	(2,308,360)	(13,379)	(185,416)	—	—
Net Increase	1,012,953	13,680,828	124,140	1,695,338	762	10,000
Class Z
Subscriptions	35,179,843	479,780,580	13,536,564	185,033,545	4,732,086	61,603,472
Distributions reinvested	900,560	12,478,370	610,822	8,006,603	591,973	7,357,372
Redemptions	(11,005,425)	(149,266,020)	(2,767,628)	(37,424,886)	(4,208,074)	(54,311,227)
Net Increase	25,074,978	342,992,930	11,379,758	155,615,262	1,115,985	14,649,617

(a)  The Fund changed its fiscal year end from March 31 to February 28.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c)  Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	Columbia Marsico Growth Fund
	Period April 1, 2007 through February 29, 2008 (a)		Year Ended March 31, 2007		Year Ended March 31, 2006 (b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A:
Subscriptions	45,928,245	995,567,639	60,395,634	1,171,277,592	57,162,495	1,043,165,444
Distributions reinvested	50,829	1,183,799	—	—	—	—
Redemptions	(29,470,460)	(639,137,133)	(27,890,172)	(541,450,685)	(14,985,579)	(274,230,475)
Net Increase	16,508,614	357,614,305	32,505,462	629,826,907	42,176,916	768,934,969
Class B:
Subscriptions	600,243	12,206,192	1,079,970	19,644,631	1,982,503	34,081,794
Redemptions	(2,613,943)	(52,536,957)	(3,586,506)	(65,140,241)	(3,214,365)	(55,354,713)
Net Decrease	(2,013,700)	(40,330,765)	(2,506,536)	(45,495,610)	(1,231,862)	(21,272,919)
Class C:
Subscriptions	9,970,602	203,018,671	13,248,498	242,642,650	18,337,929	316,058,442
Redemptions	(6,688,612)	(134,818,959)	(6,172,836)	(112,412,407)	(3,177,318)	(55,303,987)
Net Increase	3,281,990	68,199,712	7,075,662	130,230,243	15,160,611	260,754,455
Class R:
Subscriptions	580,363	12,552,740	218,904	4,295,458	2,908	56,029
Redemptions	(173,463)	(3,806,171)	(37,235)	(736,233)	(2,390)	(45,466)
Net Increase	406,900	8,746,569	181,669	3,559,225	518	10,563
Class Z:
Subscriptions	31,073,560	687,219,506	38,387,022	763,389,561	36,122,180	667,164,412
Distributions reinvested	100,711	2,387,847	—	—	—	—
Redemptions	(17,304,037)	(383,144,169)	(12,037,095)	(236,369,766)	(8,055,589)	(149,911,246)
Net Increase	13,870,234	306,463,184	26,349,927	527,019,795	28,066,591	517,253,166

(a)  The Fund changed its fiscal year end from March 31 to February 29.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c)  Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	Columbia Large Cap Core Fund
	Period April 1, 2007 through February 29, 2008 (a)		Year ended March 31, 2007		Year ended March 31, 2006 (b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	918,012	14,139,949	590,121	8,241,999	725,138	9,118,703
Distributions reinvested	682,527	10,557,341	80,749	1,156,423	124,448	1,615,327
Redemptions	(2,038,612)	(31,322,586)	(2,687,393)	(37,631,283)	(3,557,521)	(44,658,040)
Net Decrease	(438,073)	(6,625,296)	(2,016,523)	(28,232,861)	(2,707,935)	(33,924,010)
Class B
Subscriptions	47,105	695,233	65,903	892,588	38,493	472,157
Distributions reinvested	60,149	903,340	—	—	3,784	47,711
Redemptions	(879,369)	(13,063,805)	(729,002)	(9,921,962)	(795,192)	(9,719,903)
Net Decrease	(772,115)	(11,465,232)	(663,099)	(9,029,374)	(752,915)	(9,200,035)
Class C
Subscriptions	24,384	358,299	109,510	1,482,121	134,660	1,644,077
Distributions reinvested	7,605	114,080	—	—	1,718	21,666
Redemptions	(661,122)	(9,695,068)	(400,084)	(5,474,022)	(332,381)	(4,078,911)
Net Decrease	(629,133)	(9,222,689)	(290,574)	(3,991,901)	(196,003)	(2,413,168)
Class Z
Subscriptions	12,194,717	184,300,348	12,410,783	174,002,439	19,960,009	249,836,147
Distributions reinvested	2,896,715	44,762,872	279,199	3,925,475	250,331	3,256,811
Redemptions	(19,516,526)	(301,765,559)	(14,782,222)	(204,331,137)	(18,256,409)	(230,193,495)
Net Increase (Decrease)	(4,425,094)	(72,702,339)	(2,092,240)	(26,403,223)	1,953,931	22,899,463

(a)  The Fund changed its fiscal year end from March 31 to February 29.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	Columbia Marsico Focused Equities Fund
	Period April 1, 2007 through February 29, 2008 (a)		Year ended March 31, 2007 (b)		Year Ended March 31, 2006
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	34,171,399	792,922,966	44,224,369	927,566,929	41,656,396	810,411,959
Distributions reinvested	821,737	20,600,955	—	—	—	—
Redemptions	(32,154,427)	(739,761,837)	(27,805,936)	(584,078,634)	(15,099,675)	(292,503,989)
Net Increase (Decrease)	2,838,709	73,762,084	16,418,433	343,488,295	26,556,721	517,907,970
Class B
Subscriptions	428,221	9,263,287	680,653	13,377,347	1,118,910	20,560,380
Distributions reinvested	92,818	2,166,374	—	—	—	—
Redemptions	(7,826,138)	(168,492,556)	(9,211,930)	(182,050,208)	(6,306,928)	(115,519,783)
Net Decrease	(7,305,099)	(157,062,895)	(8,531,277)	(168,672,861)	(5,188,018)	(94,959,403)
Class C
Subscriptions	3,991,988	87,040,989	7,103,099	140,691,307	7,369,999	136,795,748
Distributions reinvested	112,348	2,630,064	—	—	—	—
Redemptions	(6,585,137)	(141,732,279)	(5,305,846)	(104,879,402)	(3,443,879)	(62,848,503)
Net Increase (Decrease)	(2,480,801)	(52,061,226)	1,797,253	35,811,905	3,926,120	73,947,245
Class Z
Subscriptions	14,157,469	336,948,705	16,645,474	358,425,223	11,206,795	222,549,775
Distributions reinvested	426,797	10,921,748	—	—	—	—
Redemptions	(12,455,469)	(295,382,187)	(8,191,907)	(174,616,621)	(5,435,814)	(106,088,702)
Net Increase	2,128,797	52,488,266	8,453,567	183,808,602	5,770,981	116,461,073

(a)  The Fund changed its fiscal year end from March 31 to February 29.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	Columbia Marsico 21st Century Fund
	Year Ended February 29, 2008		Period April 1, 2006 through February 28, 2007 (a)		Year Ended March 31, 2006 (b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	218,471,779	3,382,791,885	136,614,593	1,875,974,925	37,795,430	453,366,877
Distributions reinvested	8,021,537	131,190,508	1,697,652	22,234,051	10,924	134,695
Redemptions	(51,789,903)	(801,953,279)	(14,809,419)	(200,777,863)	(5,712,757)	(66,515,504)
Net Increase	174,703,413	2,712,029,114	123,502,826	1,697,431,113	32,093,597	386,986,068
Class B
Subscriptions	6,350,469	94,797,703	5,995,378	78,297,686	2,597,049	29,599,492
Distributions reinvested	410,465	6,404,466	81,503	989,323	—	—
Redemptions	(2,305,121)	(34,211,051)	(1,369,346)	(17,664,181)	(1,047,933)	(11,588,960)
Net Increase	4,455,813	66,991,118	4,707,535	61,622,828	1,549,116	18,010,532
Class C
Subscriptions	61,166,392	916,871,861	37,441,013	495,781,681	9,052,911	104,468,105
Distributions reinvested	1,714,146	26,823,520	149,445	1,827,414	—	—
Redemptions	(8,021,346)	(119,017,169)	(2,227,061)	(28,976,818)	(706,113)	(8,003,132)
Net Increase	54,859,192	824,678,212	35,363,397	468,632,277	8,346,798	96,464,973
Class R
Subscriptions	3,554,488	56,369,041	410,193	5,692,389	789	10,000
Distributions reinvested	49,206	816,311	970	13,695	—	—
Redemptions	(626,250)	(9,935,990)	(105,083)	(1,500,202)	—	—
Net Increase	2,977,444	47,249,362	306,080	4,205,882	789	10,000
Class Z
Subscriptions	71,559,002	1,138,361,056	34,460,950	481,988,120	11,200,179	138,196,432
Distributions reinvested	1,668,109	27,797,736	313,565	4,168,990	2,460	30,726
Redemptions	(14,566,510)	(227,319,994)	(4,040,017)	(54,841,169)	(1,934,965)	(23,036,423)
Net Increase	58,660,601	938,838,798	30,734,498	431,315,941	9,267,674	115,190,735

(a)  The Fund changed its fiscal year end from March 31 to February 28.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c)  Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	Columbia Small Cap Growth Fund II
	Period April 1, 2007 through February 29, 2008 (a)		Year ended March 31, 2007		Year Ended March 31, 2006 (b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	674,818	9,015,261	846,115	12,194,803	585,432	9,431,927
Proceeds received in connection with merger	—	—	5,195,908	68,880,727	—	—
Distributions reinvested	2,933,444	37,391,410	2,521,813	33,418,724	894,906	13,718,926
Redemptions	(2,206,733)	(29,658,542)	(2,119,338)	(30,091,164)	(1,687,176)	(26,806,533)
Net Increase (Decrease)	1,401,529	16,748,129	6,444,498	84,403,090	(206,838)	(3,655,680)
Class B
Subscriptions	30,449	383,220	45,625	643,544	46,126	698,594
Proceeds received in connection with merger	—	—	164,721	2,001,422	—	—
Distributions reinvested	185,173	2,114,074	243,591	2,943,154	110,974	1,574,724
Redemptions	(285,389)	(3,412,264)	(412,258)	(5,316,334)	(297,578)	(4,491,697)
Net Increase (Decrease)	(69,767)	(914,970)	41,679	271,786	(140,478)	(2,218,379)
Class C
Subscriptions	99,669	1,257,806	99,293	1,297,619	63,584	970,165
Proceeds received in connection with merger	—	—	63,412	784,361	—	—
Distributions reinvested	54,572	637,339	51,267	632,012	17,759	255,904
Redemptions	(165,275)	(2,018,570)	(91,917)	(1,195,372)	(65,757)	(980,736)
Net Increase (Decrease)	(11,034)	(123,425)	122,055	1,518,620	15,586	245,333
Class Z
Subscriptions	4,677,412	65,149,293	4,060,420	57,665,124	979,921	16,028,822
Proceeds received in connection with merger	—	—	8,210,911	112,435,820	—	—
Distributions reinvested	2,121,835	28,157,140	1,389,406	19,020,642	520,648	8,205,409
Redemptions	(7,836,611)	(111,210,150)	(4,310,537)	(63,891,368)	(7,830,689)	(127,486,979)
Net Increase (Decrease)	(1,037,364)	(17,903,717)	9,350,200	125,230,218	(6,330,120)	(103,252,748)

(a)  The Fund changed its fiscal year end from March 31 to February 29.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$16.62		$17.59		$17.35		$17.33		$13.77		$16.02
Income from Investment Operations:
Net investment income (c)	0.32		0.35		0.41		0.43		0.47		0.47
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.27)		0.91		1.32		0.24		3.53		(2.25)
Total from Investment Operations	0.05		1.26		1.73		0.67		4.00		(1.78)
Less Distributions to Shareholders:
From net investment income	(0.38)		(0.43)		(0.42)		(0.50)		(0.44)		(0.47)
From net realized gains	(1.39)		(1.80)		(1.07)		(0.15)		—		—
Total Distributions to Shareholders	(1.77)		(2.23)		(1.49)		(0.65)		(0.44)		(0.47)
Net Asset Value, End of Period	$14.90		$16.62		$17.59		$17.35		$17.33		$13.77
Total return (d)	(0.22	)%(e)	7.96	%(e)(f)	10.54	%(e)	3.87	%(e)	29.32	%(e)	(11.18)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.18%		1.16	%(h)	1.09%		1.16%		1.19	%(i)	1.22%
Interest expense (j)	—%		—	%(h)	—%		—%		—%		—%
Net expenses (g)	1.18%		1.16	%(h)	1.09%		1.16%		1.19	%(i)	1.22%
Waiver/Reimbursement	0.01%		0.01	%(h)	0.06	%(k)	0.03	%(k)	0.03	%(k)	—
Net investment income (g)	1.91%		2.25	%(h)	2.39%		2.50%		2.94%		3.34%
Portfolio turnover rate	77%		44	%(f)	40%		37%		91%		57%
Net assets, end of period (000's)	$274,370		$328,023		$352,010		$373,390		$398,485		$292,622

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%,-% and 0.01% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$16.37		$17.38		$17.16		$17.15		$13.64		$15.88
Income from Investment Operations:
Net investment income (c)	0.19		0.23		0.28		0.30		0.35		0.36
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.26)		0.90		1.30		0.23		3.48		(2.24)
Total from Investment Operations	(0.07)		1.13		1.58		0.53		3.83		(1.88)
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.34)		(0.29)		(0.37)		(0.32)		(0.36)
From net realized gains	(1.39)		(1.80)		(1.07)		(0.15)		—		—
Total Distributions to Shareholders	(1.64)		(2.14)		(1.36)		(0.52)		(0.32)		(0.36)
Net Asset Value, End of Period	$14.66		$16.37		$17.38		$17.16		$17.15		$13.64
Total return (d)	(0.92	)%(e)	7.19	%(e)(f)	9.72	%(e)	3.08	%(e)	28.30	%(e)	(11.83)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.93%		1.91	%(h)	1.84%		1.91%		1.94	%(i)	1.97%
Interest expense (j)	—%		—	%(h)	—%		—%		—%		—%
Net expenses (g)	1.93%		1.91	%(h)	1.84%		1.91%		1.94	%(i)	1.97%
Waiver/Reimbursement	0.01%		0.01	%(h)	0.06	%(k)	0.03	%(k)	0.03	%(k)	—
Net investment income (g)	1.16%		1.50	%(h)	1.64%		1.75%		2.19%		2.59%
Portfolio turnover rate	77%		44	%(f)	40%		37%		91%		57%
Net assets, end of period (000's)	$74,074		$99,360		$116,566		$143,194		$154,322		$111,468

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%,-% and 0.01% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$16.58		$17.57		$17.34		$17.31		$13.77		$16.04
Income from Investment Operations:
Net investment income (c)	0.19		0.23		0.28		0.30		0.35		0.36
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.27)		0.92		1.31		0.25		3.52		(2.26)
Total from Investment Operations	(0.08)		1.15		1.59		0.55		3.87		(1.90)
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.34)		(0.29)		(0.37)		(0.33)		(0.37)
From net realized gains	(1.39)		(1.80)		(1.07)		(0.15)		—		—
Total Distributions to Shareholders	(1.64)		(2.14)		(1.36)		(0.52)		(0.33)		(0.37)
Net Asset Value, End of Period	$14.86		$16.58		$17.57		$17.34		$17.31		$13.77
Total return (d)	(0.97	)%(e)	7.23	%(e)(f)	9.68	%(e)	3.16	%(e)	28.31	%(e)	(11.89)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.93%		1.91	%(h)	1.84%		1.91%		1.94	%(i)	1.97%
Interest expense (j)	—%		—	%(h)	—%		—%		—%		—%
Net expenses (g)	1.93%		1.91	%(h)	1.84%		1.91%		1.94	%(i)	1.97%
Waiver/Reimbursement	0.01%		0.01	%(h)	0.06	%(k)	0.03	%(k)	0.03	%(k)	—
Net investment income (g)	1.16%		1.50	%(h)	1.64%		1.75%		2.19%		2.59%
Portfolio turnover rate	77%		44	%(f)	40%		37%		91%		57%
Net assets, end of period (000's)	$38,320		$52,794		$57,193		$66,844		$71,205		$30,293

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%,-% and 0.01% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$16.62		$17.59		$17.35		$17.32		$13.77		$16.03
Income from Investment Operations:
Net investment income (c)	0.36		0.39		0.46		0.48		0.51		0.51
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.26)		0.91		1.31		0.24		3.52		(2.27)
Total from Investment Operations	0.10		1.30		1.77		0.72		4.03		(1.76)
Less Distributions to Shareholders:
From net investment income	(0.42)		(0.47)		(0.46)		(0.54)		(0.48)		(0.50)
From net realized gains	(1.39)		(1.80)		(1.07)		(0.15)		—		—
Total Distributions to Shareholders	(1.81)		(2.27)		(1.53)		(0.69)		(0.48)		(0.50)
Net Asset Value, End of Period	$14.91		$16.62		$17.59		$17.35		$17.32		$13.77
Total return (d)	0.10	%(e)	8.16	%(e)(f)	10.81	%(e)	4.18	%(e)	29.54	%(e)	(11.01)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.93%		0.91	%(h)	0.84%		0.91%		0.94	%(i)	0.97%
Interest expense (j)	—%		—	%(h)	—%		—%		—%		—%
Net expenses (g)	0.93%		0.91	%(h)	0.84%		0.91%		0.94	%(i)	0.97%
Waiver/Reimbursement	0.01%		0.01	%(h)	0.06	%(k)	0.03	%(k)	0.03	%(k)	—
Net investment income (g)	2.16%		2.50	%(h)	2.64%		2.75%		3.19%		3.59%
Portfolio turnover rate	77%		44	%(f)	40%		37%		91%		57%
Net assets, end of period (000's)	$388,824		$611,157		$775,758		$924,893		$962,284		$523,271

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor Z shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%,-% and 0.01% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$15.16		$14.60		$13.10		$11.84		$8.46		$11.94
Income from Investment Operations:
Net investment income (c)	0.20		0.17		0.19		0.17		0.14		0.11
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(1.14)		1.37		1.64		1.26		3.36		(3.31)
Total from Investment Operations	(0.94)		1.54		1.83		1.43		3.50		(3.20)
Less Distributions to Shareholders:
From net investment income	(0.22)		(0.12)		(0.16)		(0.17)		(0.12)		(0.10)
From net realized gains	(1.63)		(0.86)		(0.17)		—		—		(0.18)
Total Distributions to Shareholders	(1.85)		(0.98)		(0.33)		(0.17)		(0.12)		(0.28)
Net Asset Value, End of Period	$12.37		$15.16		$14.60		$13.10		$11.84		$8.46
Total return (d)	(7.55	)%(e)	11.09	%(e)(f)	14.15	%(e)	12.16	%(e)	41.51	%(e)	(27.17)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.99%		1.01	%(h)	0.96%		1.02%		1.14	%(i)	1.22%
Interest expense	—		—		—		—		—	%(j)	—
Net expenses (g)	0.99%		1.01	%(h)	0.96%		1.02%		1.14	%(i)	1.22%
Waiver/Reimbursement	0.06%		0.05	%(h)	0.09	%(k)	0.13	%(k)	0.07	%(k)	—
Net investment income	1.37%		1.27	%(h)	1.36%		1.41%		1.24%		1.18%
Portfolio turnover rate	62%		66	%(f)	59%		52%		69%		75%
Net assets, end of period (000's)	$1,262,700		$1,332,311		$1,066,456		$292,037		$211,227		$43,364

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity form April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from investment advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%, 0.10% and 0.04% for the periods ended March 31, 2006, March 31, 2005, and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$14.69		$14.19		$12.75		$11.53		$8.25		$11.66
Income from Investment Operations:
Net investment income (c)	0.09		0.07		0.08		0.08		0.05		0.03
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(1.10)		1.34		1.59		1.22		3.27		(3.22)
Total from Investment Operations	(1.01)		1.41		1.67		1.30		3.32		(3.19)
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.05)		(0.06)		(0.08)		(0.04)		(0.04)
From net realized gains	(1.63)		(0.86)		(0.17)		—		—		(0.18)
Total Distributions to Shareholders	(1.74)		(0.91)		(0.23)		(0.08)		(0.04)		(0.22)
Net Asset Value, End of Period	$11.94		$14.69		$14.19		$12.75		$11.53		$8.25
Total return (d)	(8.24	)%(e)	10.38	%(e)(f)	13.22	%(e)	11.31	%(e)	40.30	%(e)	(27.72)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.74%		1.76	%(h)	1.71%		1.77%		1.89	%(i)	1.97%
Interest expense	—		—		—		—		—	%(j)	—
Net expenses (g)	1.74%		1.76	%(h)	1.71%		1.77%		1.89	%(i)	1.97%
Waiver/Reimbursement	0.06%		0.05	%(h)	0.09	%(k)	0.13	%(k)	0.07	%(k)	—
Net investment income	0.60%		0.52	%(h)	0.60%		0.66%		0.49%		0.43%
Portfolio turnover rate	62%		66	%(f)	59%		52%		69%		75%
Net assets, end of period (000's)	$346,218		$557,033		$693,558		$84,756		$87,314		$37,399

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity form April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from investment advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%, 0.10% and 0.04% for the periods ended March 31, 2006, March 31, 2005, and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$14.69		$14.19		$12.75		$11.52		$8.24		$11.65
Income from Investment Operations:
Net investment income (c)	0.09		0.07		0.08		0.08		0.05		0.04
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(1.10)		1.34		1.59		1.22		3.27		(3.22)
Total from Investment Operations	(1.01)		1.41		1.67		1.30		3.32		(3.18)
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.05)		(0.06)		(0.07)		(0.04)		(0.05)
From net realized gains	(1.63)		(0.86)		(0.17)		—		—		(0.18)
Total Distributions to Shareholders	(1.74)		(0.91)		(0.23)		(0.07)		(0.04)		(0.23)
Net Asset Value, End of Period	$11.94		$14.69		$14.19		$12.75		$11.52		$8.24
Total return (d)	(8.24	)%(e)	10.38	%(e)(f)	13.22	%(e)	11.36	%(e)	40.29	%(e)	(27.72)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.74%		1.76	%(h)	1.71%		1.77%		1.89	%(i)	1.97%
Interest expense	—		—		—		—		—	%(j)	—
Net expenses (g)	1.74%		1.76	%(h)	1.71%		1.77%		1.89	%(i)	1.97%
Waiver/Reimbursement	0.06%		0.05	%(h)	0.09	%(k)	0.13	%(k)	0.07	%(k)	—
Net investment income	0.60%		0.52	%(h)	0.60%		0.66%		0.49%		0.43%
Portfolio turnover rate	62%		66	%(f)	59%		52%		69%		75%
Net assets, end of period (000's)	$70,383		$94,600		$98,884		$17,210		$28,832		$4,694

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity form April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from investment advisor had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%, 0.10% and 0.04% for the periods ended March 31, 2006, March 31, 2005, and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$15.15	$14.59		$14.05
Income from Investment Operations:
Net investment income (c)	0.22	0.14		0.04
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(1.19)	1.38		0.53
Total from Investment Operations	(0.97)	1.52		0.57
Less Distributions to Shareholders:
From net investment income	(0.19)	(0.10)		(0.03)
From net realized gains	(1.63)	(0.86)		—
Total Distributions to Shareholders	(1.82)	(0.96)		(0.03)
Net Asset Value, End of Period	$12.36	$15.15		$14.59
Total return (d)(e)	(7.79)%	10.90	%(f)	4.05	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.24%	1.26	%(h)	1.25	%(h)
Waiver/Reimbursement	0.06%	0.05	%(h)	0.16	%(h)(i)
Net investment income	1.63%	1.02	%(h)	1.33	%(h)
Portfolio turnover rate	62%	66	%(f)	59	%(f)
Net assets, end of period (000's)	$236	$11		$10

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity form April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)    Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.10% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$15.19		$14.61		$13.12		$11.85		$8.48		$11.96
Income from Investment Operations:
Net investment income (c)	0.24		0.21		0.22		0.20		0.16		0.14
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(1.14)		1.38		1.63		1.27		3.36		(3.31)
Total from Investment Operations	(0.90)		1.59		1.85		1.47		3.52		(3.17)
Less Distributions to Shareholders:
From net investment income	(0.26)		(0.15)		(0.19)		(0.20)		(0.15)		(0.13)
From net realized gains	(1.63)		(0.86)		(0.17)		—		—		(0.18)
Total Distributions to Shareholders	(1.89)		(1.01)		(0.36)		(0.20)		(0.15)		(0.31)
Net Asset Value, End of Period	$12.40		$15.19		$14.61		$13.12		$11.85		$8.48
Total return (d)	(7.29	)%(e)	11.42	%(e)(f)	14.33	%(e)	12.51	%(e)	41.63	%(e)	(26.95)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.74%		0.76	%(h)	0.71%		0.77%		0.89	%(i)	0.97%
Interest expense	—		—		—		—		—	%(j)	—
Net expenses (g)	0.74%		0.76	%(h)	0.71%		0.77%		0.89	%(i)	0.97%
Waiver/Reimbursement	0.06%		0.05	%(h)	0.09	%(k)	0.13	%(k)	0.07	%(k)	—
Net investment income	1.61%		1.52	%(h)	1.60%		1.66%		1.49%		1.43%
Portfolio turnover rate	62%		66	%(f)	59%		52%		69%		75%
Net assets, end of period (000's)	$1,905,752		$2,277,652		$2,009,115		$1,376,691		$1,101,872		$451,815

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity form April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The reimbursement from the investment advisor had an impact less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%, 0.10% and 0.04% for the periods ended March 31, 2006, March 31, 2005, and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Hightlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2008	2007 (a)		2006 (b)	2005		2004	2003
Net Asset Value, Beginning of Period	$15.21	$15.01		$14.02	$12.77		$8.71	$11.30
Income from Investment Operations:
Net investment income (c)	0.13	0.10		0.11	0.13		0.09	0.08
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(1.19)	1.67		2.47	2.23	(d)	4.06	(2.60)
Total from Investment Operations	(1.06)	1.77		2.58	2.36		4.15	(2.52)
Less Distributions to Shareholders:
From net investment income	(0.16)	(0.06)		(0.07)	(0.12)		(0.09)	(0.05)
From net realized gains	(0.87)	(1.51)		(1.52)	(1.00)		—	(0.02)
Total Distributions to Shareholders	(1.03)	(1.57)		(1.59)	(1.12)		(0.09)	(0.07)
Increase Due to Capital Contributions	—	—		—	0.01		—	—
Net Asset Value, End of Period	$13.12	$15.21		$15.01	$14.02		$12.77	$8.71
Total return (e)	(7.88)%	13.09	%(f)	20.24%	19.90	%(g)	47.80%	(22.36)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.10%	1.12	%(i)	1.08%	1.20%		1.28%	1.41%
Interest expense	—	—		—	—	%(j)	—	—
Net expenses (h)	1.10%	1.12	%(i)	1.08%	1.20%		1.28%	1.41%
Net investment income	0.83%	0.76	%(i)	0.80%	0.99%		0.79%	0.86%
Portfolio turnover rate	24%	53	%(f)	41%	61%		79%	98%
Net assets, end of period (000's)	$1,677,414	$1,296,803		$874,429	$10,258		$8,121	$3,270

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 19.81%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class B Shares	2008	2007 (a)		2006 (b)	2005		2004	2003
Net Asset Value, Beginning of Period	$14.94	$14.80		$13.89	$12.70		$8.67	$11.29
Income from Investment Operations:
Net investment income (c)	0.03	—	(d)	0.01	0.03		— (d)	0.01
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(1.19)	1.65		2.43	2.20	(e)	4.05	(2.59)
Total from Investment Operations	(1.16)	1.65		2.44	2.23		4.05	(2.58)
Less Distributions to Shareholders:
From net investment income	(0.05)	—	(d)	(0.01)	(0.05)		(0.02)	(0.02)
From net realized gains	(0.87)	(1.51)		(1.52)	(1.00)		—	(0.02)
Total Distributions to Shareholders	(0.92)	(1.51)		(1.53)	(1.05)		(0.02)	(0.04)
Increase Due to Capital Contributions	—	—		—	0.01		—	—
Net Asset Value, End of Period	$12.86	$14.94		$14.80	$13.89		$12.70	$8.67
Total return (f)	(8.61)%	12.36	%(g)	19.32%	18.91	%(h)	46.56%	(22.93)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.85%	1.87	%(j)	1.84%	1.95%		2.03%	2.16%
Interest expense	—	—		—	—	%(k)	—	—
Net expenses (i)	1.85%	1.87	%(j)	1.84%	1.95%		2.03%	2.16%
Net investment income (loss)	0.18%	(0.02	)%(j)	0.05%	0.24%		0.04%	0.11%
Portfolio turnover rate	24%	53	%(g)	41%	61%		79%	98%
Net assets, end of period (000's)	$179,087	$255,123		$312,587	$4,447		$3,650	$1,961

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 18.82%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class C Shares	2008	2007 (a)		2006 (b)	2005		2004	2003
Net Asset Value, Beginning of Period	$14.99	$14.84		$13.93	$12.73		$8.69	$11.31
Income from Investment Operations:
Net investment income (c)	0.01	—	(d)	0.01	0.05		— (d)	0.01
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(1.18)	1.66		2.43	2.19	(e)	4.05	(2.59)
Total from Investment Operations	(1.17)	1.66		2.44	2.24		4.05	(2.58)
Less Distributions to Shareholders:
From net investment income	(0.05)	—	(d)	(0.01)	(0.05)		(0.01)	(0.02)
From net realized gains	(0.87)	(1.51)		(1.52)	(1.00)		—	(0.02)
Total Distributions to Shareholders	(0.92)	(1.51)		(1.53)	(1.05)		(0.01)	(0.04)
Increase Due to Capital Contributions	—	—		—	0.01		—	—
Net Asset Value, End of Period	$12.90	$14.99		$14.84	$13.93		$12.73	$8.69
Total return (f)	(8.65)%	12.40	%(g)	19.25%	18.97	%(h)	46.66%	(22.89)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.85%	1.87	%(j)	1.84%	1.95%		2.03%	2.16%
Interest expense	—	—		—	—	%(k)	—	—
Net expenses (i)	1.85%	1.87	%(j)	1.84%	1.95%		2.03%	2.16%
Net investment income	0.07%	0.03	%(j)	0.05%	0.36%		0.04%	0.11%
Portfolio turnover rate	24%	53	%(g)	41%	61%		79%	98%
Net assets, end of period (000's)	$318,190	$249,067		$123,789	$944		$684	$362

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 18.88%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$15.21	$15.01		$14.25
Income from Investment Operations:
Net investment income (c)	0.05	0.08		0.01
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(1.16)	1.66		0.75
Total from Investment Operations	(1.11)	1.74		0.76
Less Distributions to Shareholders:
From net investment income	(0.12)	(0.03)		—	(d)
From net realized gains	(0.87)	(1.51)		—
Total Distributions to Shareholders	(0.99)	(1.54)		—	(d)
Net Asset Value, End of Period	$13.11	$15.21		$15.01
Total return (e)	(8.17)%	12.86	%(f)	5.36	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.35%	1.37	%(h)	1.44	%(h)
Net investment income	0.35%	0.61	%(h)	0.44	%(h)
Portfolio turnover rate	24%	53	%(f)	41%
Net assets, end of period (000's)	$46,252	$7,337		$10

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  The Fund's Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2008	2007 (a)		2006 (b)	2005		2004	2003
Net Asset Value, Beginning of Period	$15.23	$15.03		$14.04	$12.79		$8.72	$11.32
Income from Investment Operations:
Net investment income (c)	0.17	0.13		0.13	0.16		0.12	0.10
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(1.21)	1.68		2.49	2.23	(d)	4.07	(2.61)
Total from Investment Operations	(1.04)	1.81		2.62	2.39		4.19	(2.51)
Less Distributions to Shareholders:
From net investment income	(0.19)	(0.10)		(0.11)	(0.15)		(0.12)	(0.07)
From net realized gains	(0.87)	(1.51)		(1.52)	(1.00)		—	(0.02)
Total Distributions to Shareholders	(1.06)	(1.61)		(1.63)	(1.15)		(0.12)	(0.09)
Increase Due to Capital Contributions	—	—		—	0.01		—	—
Net Asset Value, End of Period	$13.13	$15.23		$15.03	$14.04		$12.79	$8.72
Total return (e)	(7.70)%	13.36	%(f)	20.49%	20.16	%(g)	48.18%	(22.27)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	0.85%	0.87	%(i)	0.84%	0.95%		1.03%	1.16%
Interest expense	—	—		—	—	%(j)	—	—
Net expenses (h)	0.85%	0.87	%(i)	0.84%	0.95%		1.03%	1.16%
Net investment income	1.10%	1.00	%(i)	0.94%	1.24%		1.04%	1.11%
Portfolio turnover rate	24%	53	%(f)	41%	61%		79%	98%
Net assets, end of period (000's)	$2,109,483	$1,758,133		$1,415,664	$591,318		$492,327	$294,087

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 20.07%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,					Period Ended March 31,
Class A Shares	2008	2007 (a)		2006 (b)	2005		2004		2003 (c)
Net Asset Value, Beginning of Period	$13.86	$14.12		$12.52	$12.26		$7.71		$10.00
Income from Investment Operations:
Net investment income (loss) (d)	0.06	0.03		0.04	(0.04)		(0.01)		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(1.21)	0.65		2.98	1.47		4.67		(2.28)
Total from Investment Operations	(1.15)	0.68		3.02	1.43		4.66		(2.27)
Less Distributions to Shareholders:
From net investment income	(0.05)	(0.01)		(0.03)	—		(0.02)		(0.02)
From net realized gains	(0.45)	(0.93)		(1.39)	(1.17)		(0.09)		—
Total Distributions to Shareholders	(0.50)	(0.94)		(1.42)	(1.17)		(0.11)		(0.02)
Net Asset Value, End of Period	$12.21	$13.86		$14.12	$12.52		$12.26		$7.71
Total return (e)	(8.74)%	5.49	%(f)	26.14%	13.42	%(g)	60.64	%(g)	(22.75	)%(f)(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.26%	1.27	%(i)	1.23%	1.47%		1.55%		1.55	%(i)
Interest expense	—	—		—	—	%(j)	—		—
Net expenses (h)	1.26%	1.27	%(i)	1.23%	1.47%		1.55%		1.55	%(i)
Waiver/Reimbursement	—	—		—	0.02%		0.05%		0.27	%(i)
Net investment income (loss)	0.46%	0.25	%(i)	0.33%	(0.30)%		(0.10)%		0.20	%(i)
Portfolio turnover rate	41%	61	%(f)	80%	61%		111%		89	%(f)
Net assets, end of period (000's)	$368,060	$118,549		$8,646	$4,868		$3,840		$1,122

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Class A shares commenced operations on May 1, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,					Period Ended March 31,
Class B Shares	2008	2007 (a)		2006 (b)	2005		2004		2003 (c)
Net Asset Value, Beginning of Period	$13.41	$13.76		$12.28	$12.13		$7.68		$10.00
Income from Investment Operations:
Net investment loss (d)	(0.04)	(0.06)		(0.05)	(0.12)		(0.09)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.18)	0.64		2.90	1.44		4.63		(2.28)
Total from Investment Operations	(1.22)	0.58		2.85	1.32		4.54		(2.32)
Less Distributions to Shareholders:
From net investment income	—	—		—	—		—		—	(e)
From net realized gains	(0.45)	(0.93)		(1.37)	(1.17)		(0.09)		—
Total Distributions to Shareholders	(0.45)	(0.93)		(1.37)	(1.17)		(0.09)		—	(e)
Net Asset Value, End of Period	$11.74	$13.41		$13.76	$12.28		$12.13		$7.68
Total return (f)	(9.49)%	4.82	%(g)	25.12%	12.59	%(h)	59.34	%(h)	(23.20	)%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.01%	2.02	%(j)	1.98%	2.22%		2.30%		2.30	%(j)
Interest expense	—	—		—	—	%(k)	—		—
Net expenses (i)	2.01%	2.02	%(j)	1.98%	2.22%		2.30%		2.30	%(j)
Waiver/Reimbursement	—	—		—	0.02%		0.05%		0.27	%(j)
Net investment loss	(0.28)%	(0.53	)%(j)	(0.43)%	(1.05)%		(0.85)%		(0.55	)%(j)
Portfolio turnover rate	41%	61	%(g)	80%	61%		111%		89	%(g)
Net assets, end of period (000's)	$5,248	$3,746		$2,158	$1,569		$1,395		$341

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Class B shares commenced operations on May 1, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,					Period Ended March 31,
Class C Shares	2008	2007 (a)		2006 (b)	2005		2004		2003 (c)
Net Asset Value, Beginning of Period	$13.40	$13.75		$12.27	$12.13		$7.67		$10.00
Income from Investment Operations:
Net investment loss (d)	(0.04)	(0.06)		(0.04)	(0.12)		(0.09)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.18)	0.64		2.89	1.43		4.64		(2.29)
Total from Investment Operations	(1.22)	0.58		2.85	1.31		4.55		(2.33)
Less Distributions to Shareholders:
From net investment income	—	—		—	—		—		—	(e)
From net realized gains	(0.45)	(0.93)		(1.37)	(1.17)		(0.09)		—
Total Distributions to Shareholders	(0.45)	(0.93)		(1.37)	(1.17)		(0.09)		—	(e)
Net Asset Value, End of Period	$11.73	$13.40		$13.75	$12.27		$12.13		$7.67
Total return (f)	(9.49)%	4.83	%(g)	25.14%	12.51	%(h)	59.54	%(h)	(23.29	)%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.01%	2.02	%(j)	1.98%	2.22%		2.30%		2.30	%(j)
Interest expense	—	—		—	—	%(k)	—		—
Net expenses (i)	2.01%	2.02	%(j)	1.98%	2.22%		2.30%		2.30	%(j)
Waiver/Reimbursement	—	—		—	0.02%		0.05%		0.27	%(j)
Net investment loss	(0.29)%	(0.49	)%(j)	(0.32)%	(1.05)%		(0.85)%		(0.55	)%(j)
Portfolio turnover rate	41%	61	%(g)	80%	61%		111%		89	%(g)
Net assets, end of period (000's)	$46,303	$17,032		$1,671	$370		$278		$56

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Class C shares commenced operations on May 1, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$13.83	$14.11		$12.93
Income from Investment Operations:
Net investment income (c)	0.03	—	(d)	—
Net realized and unrealized gain (loss) on investments and foreign currency	(1.22)	0.65		1.18
Total from Investment Operations	(1.19)	0.65		1.18
Less Distributions to Shareholders:
From net investment income	(0.02)	—		—
From net realized gains	(0.45)	(0.93)		—
Total Distributions to Shareholders	(0.47)	(0.93)		—
Net Asset Value, End of Period	$12.17	$13.83		$14.11
Total return (e)	(9.03)%	5.22	%(f)	9.13	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.51%	1.52	%(h)	1.36	%(h)
Net investment income (loss) (g)	0.20%	(0.02	)%(h)	0.03	%(h)
Portfolio turnover rate	41%	61	%(f)	80	%(f)
Net assets, end of period (000's)	$13,851	$1,727		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,	Period Ended February 28,		Year Ended March 31,					Period Ended March 31,
Class Z Shares	2008	2007 (a)		2006 (b)	2005		2004		2003 (c)
Net Asset Value, Beginning of Period	$13.95	$14.21		$12.60	$12.30		$7.73		$10.00
Income from Investment Operations:
Net investment income (loss) (d)	0.10	0.06		0.07	(0.01)		0.02		0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(1.23)	0.67		3.00	1.48		4.67		(2.28)
Total from Investment Operations	(1.13)	0.73		3.07	1.47		4.69		(2.25)
Less Distributions to Shareholders:
From net investment income	(0.08)	(0.06)		(0.06)	—	(e)	(0.03)		(0.02)
From net realized gains	(0.45)	(0.93)		(1.40)	(1.17)		(0.09)		—
Total Distributions to Shareholders	(0.53)	(0.99)		(1.46)	(1.17)		(0.12)		(0.02)
Net Asset Value, End of Period	$12.29	$13.95		$14.21	$12.60		$12.30		$7.73
Total return (f)	(8.55)%	5.77	%(g)	26.43%	13.72	%(h)	60.96	%(h)	(22.50	)%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.01%	1.02	%(j)	0.98%	1.22%		1.30%		1.30	%(j)
Interest expense	—	—		—	—	%(k)	—		—
Net expenses (i)	1.01%	1.02	%(j)	0.98%	1.22%		1.30%		1.30	%(j)
Waiver/Reimbursement	—	—		—	0.02%		0.05%		0.27	%(j)
Net investment income (loss)	0.71%	0.47	%(j)	0.56%	(0.05)%		0.15%		0.45	%(j)
Portfolio turnover rate	41%	61	%(g)	80%	61%		111%		89	%(g)
Net assets, end of period (000's)	$654,658	$393,160		$238,856	$197,829		$151,556		$70,168

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Class Z shares commenced operations on May 1, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class A Shares (a)	2008 (b)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$20.22		$19.53		$17.04		$15.80		$11.86		$14.72
Income from Investment Operations:
Net investment income (loss) (d)	0.06		—	(e)	(0.03)		(0.03)		(0.06)		(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)		0.69		2.52		1.27		4.00		(2.78)
Total from Investment Operations	0.05		0.69		2.49		1.24		3.94		(2.86)
Less Distributions to Shareholders:
From net investment income	(0.01)		—		—		—		—		—
Net Asset Value, End of Period	$20.26		$20.22		$19.53		$17.04		$15.80		$11.86
Total return (f)	0.24	%(g)(h)	3.53	%(h)	14.61	%(h)	7.85	%(h)	33.22	%(h)	(19.43)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	1.20	%(i)(j)	1.22	%(j)	1.21%		1.30%		1.37%		1.42%
Waiver/Reimbursement	0.01	%(i)	0.01%		0.06	%(k)	0.03	%(k)	0.02	%(k)	—
Net investment income (loss)	0.29	%(i)(j)	0.01	%(j)	(0.15)%		(0.21)%		(0.42)%		(0.62)%
Net assets, end of period (000's)	$3,024,016		$2,864,153		$1,956,822		$988,948		$546,537		$279,840

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class B Shares (a)	2008 (b)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$18.92		$18.40		$16.18		$15.12		$11.43		$14.29
Income from Investment Operations:
Net investment loss (d)	(0.09)		(0.13)		(0.15)		(0.15)		(0.16)		(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	—	(k)	0.65		2.37		1.21		3.85		(2.69)
Total from Investment Operations	(0.09)		0.52		2.22		1.06		3.69		(2.86)
Net Asset Value, End of Period	$18.83		$18.92		$18.40		$16.18		$15.12		$11.43
Total return (e)	(0.48	)%(f)(g)	2.83	%(g)	13.72	%(g)	7.01	%(g)	32.28	%(g)	(20.01)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	1.95	%(h)(i)	1.97	%(i)	1.96%		2.05%		2.12%		2.17%
Waiver/Reimbursement	0.01	%(h)	0.01%		0.06	%(j)	0.03	%(j)	0.02	%(j)	—
Net investment loss	(0.46	)%(h)(i)	(0.71	)%(i)	(0.85)%		(0.96)%		(1.17)%		(1.37)%
Net assets, end of period (000's)	$118,307		$156,923		$198,749		$194,668		$200,270		$137,432

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming no contingent deferred sales charge.

(f)  Not annualized

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Annualized

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(k)  Rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class C Shares (a)	2008 (b)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$18.94		$18.43		$16.20		$15.14		$11.44		$14.31
Income from Investment Operations:
Net investment loss (d)	(0.08)		(0.13)		(0.15)		(0.15)		(0.17)		(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	—	(k)	0.64		2.38		1.21		3.87		(2.70)
Total from Investment Operations	(0.08)		0.51		2.23		1.06		3.70		(2.87)
Net Asset Value, End of Period	$18.86		$18.94		$18.43		$16.20		$15.14		$11.44
Total return (e)	(0.42	)%(f)(g)	2.77	%(g)	13.77	%(g)	7.00	%(g)	32.34	%(g)	(20.06)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	1.95	%(h)(i)	1.97	%(i)	1.96%		2.05%		2.12%		2.17%
Waiver/Reimbursement	0.01	%(h)	0.01%		0.06	%(j)	0.03	%(j)	0.02	%(j)	—
Net investment loss	(0.46	)%(h)(i)	(0.74	)%(i)	(0.89)%		(0.96)%		(1.17)%		(1.37)%
Net assets, end of period (000's)	$891,076		$832,852		$679,735		$352,016		$177,599		$55,913

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming no contingent deferred sales charge.

(f)  Not annualized

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Annualized

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(k)  Rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares (a)	Period Ended February 29, 2008 (b)		Year Ended March 31, 2007		Period Ended March 31, 2006 (c)
Net Asset Value, Beginning of Period	$20.14		$19.49		$18.89
Income from Investment Operations:
Net investment income (loss) (d)	0.01		(0.08)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)		0.73		0.61
Total from Investment Operations	(0.01)		0.65		0.60
Net Asset Value, End of Period	$20.13		$20.14		$19.49
Total return (e)(f)	(0.05	)%(g)	3.34%		3.18	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.45	%(h)(i)	1.47	%(i)	1.54	%(h)
Waiver/Reimbursement	0.01	%(h)	0.01%		0.07	%(h)(j)
Net investment income (loss)	0.06	%(h)(i)	(0.42	)%(i)	(0.35	)%(h)
Net assets, end of period (000's)	$11,860		$3,669		$10

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Class R shares commenced operations on January 23, 2006.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class Z Shares (a)	2008 (b)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$20.58		$19.82		$17.25		$15.96		$11.95		$14.79
Income from Investment Operations:
Net investment income (loss) (d)	0.11		0.05		0.02		0.01		(0.02)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)		0.71		2.55		1.28		4.03		(2.79)
Total from Investment Operations	0.10		0.76		2.57		1.29		4.01		(2.84)
Less Distributions to Shareholders:
From net investment income	(0.05)		—		—		—		—		—
Net Asset Value, End of Period	$20.63		$20.58		$19.82		$17.25		$15.96		$11.95
Total return (e)	0.46	%(f)(g)	3.83	%(g)	14.90	%(g)	8.08	%(g)	33.56	%(g)	(19.20)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	0.95	%(h)(i)	0.97	%(i)	0.96%		1.05%		1.12%		1.17%
Waiver/Reimbursement	0.01	%(h)	0.01%		0.06	%(j)	0.03	%(j)	0.02	%(j)	—
Net investment income (loss)	0.54	%(h)(i)	0.25	%(i)	0.11%		0.04%		(0.17)%		(0.37)%
Net assets, end of period (000's)	$2,335,800		$2,044,397		$1,446,667		$774,996		$371,942		$106,436

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class A Shares (a)	2008 (b)(o)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$14.86		$13.35		$12.00		$11.55		$8.76		$12.31
Income from Investment Operations:
Net investment income (d)	0.11		0.14		0.11		0.10		0.03		0.04
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.41)		1.46		1.35		0.45	(e)	2.79		(3.56)
Total from Investment Operations	(0.30)		1.60		1.46		0.55		2.82		(3.52)
Less Distributions to Shareholders:
From net investment income	(0.14)		(0.09)		(0.11)		(0.10)		(0.03)		(0.03)
From net realized gains	(0.76)		—		—		—		—		—
Total Distributions to Shareholders	(0.90)		(0.09)		(0.11)		(0.10)		(0.03)		(0.03)
Net Asset Value, End of Period	$13.66		$14.86		$13.35		$12.00		$11.55		$8.76
Total return (f)	(2.69	)%(g)	12.00%		12.19	%(h)	4.71	%(h)(i)	32.21	%(h)	(28.61)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.07	%(j)(k)	1.05	%(j)	1.03%		1.12	%(l)	1.18	%(l)	1.19%
Interest expense	—	%(k)(m)	—	%(m)	—		—	%(m)	—		—
Net expenses	1.07	%(j)(k)	1.05	%(j)	1.03%		1.12	%(l)	1.18	%(l)	1.19%
Waiver/Reimbursement	—		—		0.06	%(n)	0.03	%(n)	0.03	%(n)	—
Net investment income	0.81	%(j)(k)	0.98	%(j)	0.86%		0.89%		0.27%		0.44%
Portfolio turnover rate	—	%(g)(m)(p)	—		—		—		—		15	%(q)
Turnover of Columbia Large Cap Core Master Portfolio	98	%(g)	148%		106%		122%		47%		77	%(g)
Net assets, end of period (000's)	$172,569		$194,203		$201,359		$213,513		$245,616		$213,691

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.70%.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(m)  Rounds to less than 0.01%.

(n)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the fiscal years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(o)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(p)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

(q)  Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class B Shares (a)	2008 (b)(q)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$14.39		$12.95		$11.65		$11.21		$8.54		$12.07
Income from Investment Operations:
Net investment income (loss) (d)	—	(e)	0.03		0.01		0.02		(0.05)		(0.03)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.40)		1.41		1.31		0.42	(f)	2.72		(3.50)
Total from Investment Operations	(0.40)		1.44		1.32		0.44		2.67		(3.53)
Less Distributions to Shareholders:
From net investment income	—	(e)	—		(0.02)		—	(e)	—		—	(e)
From net realized gains	(0.76)		—		—		—		—		—
Total Distributions to Shareholders	(0.76)		—		(0.02)		—	(e)	—		—	(e)
Net Asset Value, End of Period	$13.23		$14.39		$12.95		$11.65		$11.21		$8.54
Total return (g)	(3.34	)%(h)	11.12%		11.33	%(i)	3.93	%(i)(j)	31.26	%(i)	(29.23)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.82	%(k)(l)	1.80	%(l)	1.78%		1.87	%(m)	1.93	%(m)	1.94%
Interest expense	—	%(k)(n)	—	%(n)	—		—	%(n)	—		—
Net expenses	1.82	%(k)(l)	1.80	%(l)	1.78%		1.87	%(m)	1.93	%(m)	1.94%
Waiver/Reimbursement	—		—		0.06	%(o)	0.03	%(o)	0.03	%(o)	—
Net investment income (loss)	0.03	%(k)(l)	0.21	%(l)	0.11%		0.14%		(0.48)%		(0.31)%
Portfolio turnover rate	—	%(h)(n)(r)	—		—		—		—		15	%(p)
Turnover of Columbia Large Cap Core Master Portfolio	98	%(h)	148%		106%		122%		47%		77	%(h)
Net assets, end of period (000's)	$13,247		$25,523		$31,542		$37,140		$44,571		$38,972

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.92%.

(k)  Annualized.

(l)  The benefits derived from expense reductions had an impact of less than 0.01%.

(m)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(n)  Rounds to less than 0.01%.

(o)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the fiscal years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(p)  Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

(q)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(r)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Period February 29,		Ended Year Ended March 31,
Class C Shares (a)	2008 (b)(q)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$14.39		$12.94		$11.64		$11.21		$8.54		$12.08
Income from Investment Operations:
Net investment income (loss) (d)	0.01		0.03		0.01		0.02		(0.05)		(0.03)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.41)		1.42		1.31		0.42	(e)	2.72		(3.51)
Total from Investment Operations	(0.40)		1.45		1.32		0.44		2.67		(3.54)
Less Distributions to Shareholders:
From net investment income	—	(f)	—		(0.02)		(0.01)		—		—
From net realized gains	(0.76)		—		—		—		—		—
Total Distributions to Shareholders	(0.76)		—		(0.02)		(0.01)		—		—
Net Asset Value, End of Period	$13.23		$14.39		$12.94		$11.64		$11.21		$8.54
Total return (g)	(3.34	)%(h)	11.21%		11.34	%(i)	3.91	%(i)(j)	31.26	%(i)	(29.30)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.82	%(k)(l)	1.80	%(k)	1.78%		1.87	%(m)	1.93	%(m)	1.94%
Interest expense	—	%(l)(n)	—	%(n)	—		—	%(n)	—		—
Net expenses	1.82	%(k)(l)	1.80	%(k)	1.78%		1.87	%(m)	1.93	%(m)	1.94%
Waiver/Reimbursement	—		—		0.06	%(o)	0.03	%(o)	0.03	%(o)	—
Net investment income (loss)	0.04	%(k)(l)	0.21	%(k)	0.11%		0.14%		(0.48)%		(0.31)%
Portfolio turnover rate	—	%(h)(n)(r)	—		—		—		—		15	%(p)
Turnover of Columbia Large Cap Core Master Portfolio	98	%(h)	148%		106%		122%		47%		77	%(h)
Net assets, end of period (000's)	$2,168		$11,413		$14,026		$14,899		$16,702		$12,857

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.92%.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(n)  Rounds to less than 0.01%.

(o)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the fiscal years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(p)  Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

(q)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(r)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class Z Shares (a)	2008 (b)(p)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$14.88		$13.39		$12.03		$11.58		$8.78		$12.35
Income from Investment Operations:
Net investment income (d)	0.15		0.17		0.14		0.13		0.05		0.07
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.41)		1.47		1.36		0.45	(e)	2.81		(3.59)
Total from Investment Operations	(0.26)		1.64		1.50		0.58		2.86		(3.52)
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.15)		(0.14)		(0.13)		(0.06)		(0.05)
From net realized gains	(0.76)		—		—		—		—		—
Total Distributions to Shareholders	(0.96)		(0.15)		(0.14)		(0.13)		(0.06)		(0.05)
Net Asset Value, End of Period	$13.66		$14.88		$13.39		$12.03		$11.58		$8.78
Total return (f)	(2.43	)%(g)	12.28%		12.50	%(h)	4.98	%(h)(i)	32.58	%(h)	(28.55)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	0.82	%(j)(k)	0.80	%(j)	0.78%		0.87	%(l)	0.93	%(l)	0.94%
Interest expense	—	%(k)(m)	—	%(m)	—		—		—		—
Net expenses	0.82	%(j)(k)	0.80	%(j)	0.78%		0.87	%(l)	0.93	%(l)	0.94%
Waiver/Reimbursement	—		—		0.06	%(n)	0.03	%(n)	0.03	%(n)	—
Net investment income	1.06	%(j)(k)	1.23	%(j)	1.11%		1.14%		0.52%		0.69%
Portfolio turnover rate	—	%(g)(m)(q)	—		—		—		—		15	%(o)
Turnover of Columbia Large Cap Core Master Portfolio	98	%(g)	148%		106%		122%		47%		77	%(g)
Net assets, end of period (000's)	$1,285,598		$1,466,653		$1,347,623		$1,187,622		$1,517,644		$1,393,260

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.70%.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(m)  Rounds to less than 0.01%.

(n)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the fiscal years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(o)  Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

(p)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(q)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class A Shares (a)	2008 (b)(l)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$21.81		$21.10		$17.67		$16.79		$12.70		$15.77
Income from Investment Operations:
Net investment income (loss) (d)	0.02		(0.04)		(0.05)		(0.06)		(0.08)		(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	0.02		0.75		3.48		0.94		4.17		(2.99)
Total from Investment Operations	0.04		0.71		3.43		0.88		4.09		(3.07)
Less Distributions to Shareholders:
From net realized gains	(0.26)		—		—		—		—		—
Net Asset Value, End of Period	$21.59		$21.81		$21.10		$17.67		$16.79		$12.70
Total return (e)	0.00	%(f)(g)	3.36	%(f)	19.41	%(f)	5.24	%(f)	32.20	%(f)	(19.47)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.22	%(i)	1.24%		1.22%		1.30%		1.34%		1.37%
Interest expense	—	%(i)(j)	—		—		—		—		—
Net expenses (h)	1.22	%(i)	1.24%		1.22%		1.30%		1.34%		1.37%
Waiver/Reimbursement	0.03	%(i)	0.04%		0.08	%(k)	0.03	%(k)	0.03	%(k)	—
Net investment income (loss) (h)	0.11	%(i)	(0.19)%		(0.27)%		(0.37)%		(0.49)%		(0.60)%
Portfolio turnover rate	—	%(g)(j)(m)	—		—		—		—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	82	%(g)	52%		71%		89%		96%		115%
Net assets, end of period (000's)	$2,524,540		$2,488,288		$2,061,076		$1,256,948		$1,030,985		$537,958

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(l)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(m)  Amounts represent results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class B Shares (a)	2008 (b)(l)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$20.42		$19.91		$16.80		$16.08		$12.25		$15.33
Income from Investment Operations:
Net investment loss (d)	(0.13)		(0.17)		(0.18)		(0.18)		(0.19)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	0.04		0.68		3.29		0.90		4.02		(2.90)
Total from Investment Operations	(0.09)		0.51		3.11		0.72		3.83		(3.08)
Less Distributions to Shareholders:
From net realized gains	(0.26)		—		—		—		—		—
Net Asset Value, End of Period	$20.07		$20.42		$19.91		$16.80		$16.08		$12.25
Total return (e)	(0.64	)%(f)(g)	2.56	%(f)	18.51	%(f)	4.48	%(f)	31.27	%(f)	(20.09)%
Ratios to Average Net Assets/ Supplemental data:
Net expenses before interest expense (h)	1.97	%(i)	1.99%		1.97%		2.05%		2.09%		2.12%
Interest expense	—	%(i)(j)	—		—		—		—		—
Net expenses (h)	1.97	%(i)	1.99%		1.97%		2.05%		2.09%		2.12%
Waiver/Reimbursement	0.03	%(i)	0.04%		0.08	%(k)	0.03	%(k)	0.03	%(k)	—
Net investment loss (h)	(0.67	)%(i)	(0.85)%		(1.01)%		(1.12)%		(1.24)%		(1.35)%
Portfolio turnover rate	—	%(g)(j)(m)	—		—		—		—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	82	%(g)	52%		71%		89%		96%		115%
Net assets, end of period (000's)	$196,114		$348,836		$509,933		$517,489		$576,884		$462,082

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(l)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(m)  Amounts represent results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class C Shares (a)	2008 (b)(l)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$20.49		$19.97		$16.85		$16.13		$12.29		$15.38
Income from Investment Operations:
Net investment loss (d)	(0.15)		(0.18)		(0.19)		(0.18)		(0.19)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	0.05		0.70		3.31		0.90		4.03		(2.91)
Total from Investment Operations	(0.10)		0.52		3.12		0.72		3.84		(3.09)
Less Distributions to Shareholders:
From net realized gains	(0.26)		—		—		—		—		—
Net Asset Value, End of Period	$20.13		$20.49		$19.97		$16.85		$16.13		$12.29
Total return (e)	(0.69	)%(f)(g)	2.60	%(f)	18.52	%(f)	4.46	%(f)	31.24	%(f)	(20.09)%
Ratios to Average Net Assets/ Supplemental data:
Net expenses before interest expense (h)	1.97	%(i)	1.99%		1.97%		2.05%		2.09%		2.12%
Interest expense	—	%(i)(j)	—		—		—		—		—
Net expenses (h)	1.97	%(i)	1.99%		1.97%		2.05%		2.09%		2.12%
Waiver/Reimbursement	0.03	%(i)	0.04%		0.08	%(k)	0.03	%(k)	0.03	%(k)	—
Net investment loss (h)	(0.74	)%(i)	(0.92)%		(1.01)%		(1.12)%		(1.24)%		(1.35)%
Portfolio turnover rate	—	%(g)(j)(m)	—		—		—		—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	82	%(g)	52%		71%		89%		96%		115%
Net assets, end of period (000's)	$522,644		$582,805		$532,250		$382,989		$342,885		$175,032

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(l)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(m)  Amounts represent results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class Z Shares (a)	2008 (b)(m)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$22.22		$21.45		$17.92		$16.98		$12.81		$15.87
Income from Investment Operations:
Net investment income (loss) (d)	0.09		0.01		—	(e)	(0.02)		(0.04)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.01		0.76		3.53		0.96		4.21		(3.01)
Total from Investment Operations	0.10		0.77		3.53		0.94		4.17		(3.06)
Less Distributions to Shareholders:
From net realized gains	(0.26)		—		—		—		—		—
Net Asset Value, End of Period	$22.06		$22.22		$21.45		$17.92		$16.98		$12.81
Total return (f)	0.27	%(g)(h)	3.59	%(g)	19.70	%(g)	5.54	%(g)	32.55	%(g)	(19.28)%
Ratios to Average Net Assets/ Supplemental data:
Net expenses before interest expense (i)	0.97	%(j)	0.99%		0.97%		1.05%		1.09%		1.12%
Interest expense	—	%(j)(k)	—		—		—		—		—
Net expenses (i)	0.97	%(j)	0.99%		0.97%		1.05%		1.09%		1.12%
Waiver/Reimbursement	0.03	%(j)	0.04%		0.08	%(l)	0.03	%(l)	0.03	%(l)	—
Net investment income (loss) (i)	0.40	%(j)	0.06%		(0.01)%		(0.12)%		(0.24)%		(0.35)%
Portfolio turnover rate	—	%(h)(k)(n)	—		—		—		—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	82	%(h)	52%		71%		89%		96%		115%
Net assets, end of period (000's)	$1,285,252		$1,247,610		$1,022,812		$751,124		$701,306		$384,706

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Primary A were renamed Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(m)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(n)  Amounts represent results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$14.28		$13.58		$10.61		$9.70		$6.19		$7.06
Income from Investment Operations:
Net investment income (loss) (c)	0.02		0.11	(d)	(0.03)		(0.05)		(0.05)		(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	0.77	(l)	0.89		3.00		0.96		3.56		(0.80)
Total from Investment Operations	0.79		1.00		2.97		0.91		3.51		(0.87
Less Distributions to Shareholders:
From net investment income	—		(0.10)		—	(e)	—		—		—
From net realized gains	(0.49)		(0.20)		—		—		—		—
From return of capital	(0.03)		—		—		—		—		—
Total Distributions to Shareholders	(0.52)		(0.30)		—	(e)	—		—		—
Net Asset Value, End of Period	$14.55		$14.28		$13.58		$10.61		$9.70		$6.19
Total return (f)	5.16	%(g)	7.59	%(g)(h)	28.04	%(g)	9.38%		56.70%		(12.32	)%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.20%		1.26	%(j)	1.31%		1.40%		1.49%		1.70%
Interest expense	—		—		—		—	%(k)	—	%(k)	—	%(k)
Net expenses (i)	1.20%		1.26	%(j)	1.31%		1.40%		1.49%		1.70%
Waiver/Reimbursement	0.02%		0.02	%(j)	0.01%		—		—		0.01%
Net investment income (loss)	0.15%		0.84	%(j)	(0.22)%		(0.50)%		(0.59)%		(1.06)%
Portfolio turnover rate	113%		86	%(h)	141%		130%		204%		308%
Net assets, end of period (000's)	$5,062,299		$2,474,268		$675,287		$187,094		$48,630		$10,853

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$13.73		$12.99		$10.22		$9.42		$6.05		$6.96
Income from InvestmentOperations:
Net investment income (loss) (c)	(0.08)		—	(d)(e)	(0.11)		(0.12)		(0.13)		(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	0.73	(l)	0.88		2.88		0.92		3.50		(0.79)
Total from Investment Operations	0.65		0.88		2.77		0.80		3.37		(0.91)
Less Distributions to Shareholders:
From net investment income	—		(0.02)		—		—		—		—
From net realized gains	(0.49)		(0.12)		—		—		—		—
From return of capital	(0.03)		—		—		—		—		—
Total Distributions to Shareholders	(0.52)		(0.14)		—		—		—		—
Net Asset Value, End of Period	$13.86		$13.73		$12.99		$10.22		$9.42		$6.05
Total return (f)	4.34	%(g)	6.88	%(g)(h)	27.10	%(g)	8.49%		55.70%		(13.07	)%(g)
Ratios to Average Net Assets/ Supplemental data:
Net expenses before interest expense (i)	1.95%		2.01	%(j)	2.06%		2.15%		2.24%		2.45%
Interest expense	—		—		—		—	%(k)	—	%(k)	—	%(k)
Net expenses (i)	1.95%		2.01	%(j)	2.06%		2.15%		2.24%		2.45%
Waiver/Reimbursement	0.02%		0.02	%(j)	0.01%		—		—		0.01%
Net investment income (loss)	(0.56)%		(0.02	)%(j)	(0.96)%		(1.25)%		(1.34)%		(1.81)%
Portfolio turnover rate	113%		86	%(h)	141%		130%		204%		308%
Net assets, end of period (000's)	$230,505		$167,144		$97,006		$60,495		$48,277		$29,562

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(i)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$13.73		$12.99		$10.22		$9.42		$6.05		$6.96
Income from Investment Operations:
Net investment income (loss) (c)	(0.09)		0.01	(d)	(0.11)		(0.12)		(0.13)		(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	0.74	(k)	0.87		2.88		0.92		3.50		(0.79)
Total from Investment Operations	0.65		0.88		2.77		0.80		3.37		(0.91)
Less Distributions to Shareholders:
From net investment income	—		(0.02)		—		—		—		—
From net realized gains	(0.49)		(0.12)		—		—		—		—
From return of capital	(0.03)		—		—		—		—		—
Total Distributions to Shareholders	(0.52)		(0.14)		—		—		—		—
Net Asset Value, End of Period	$13.86		$13.73		$12.99		$10.22		$9.42		$6.05
Total return (e)	4.34	%(f)	6.88	%(f)(g)	27.10	%(f)	8.49%		55.70%		(13.07	)%(f)
Ratios to Average Net Assets/ Supplemental data:
Net expenses before interest expense (h)	1.95%		2.01	%(i)	2.06%		2.15%		2.24%		2.45%
Interest expense	—		—		—		—	%(j)	—	%(l)	—	%(j)
Net expenses (h)	1.95%		2.01	%(i)	2.06%		2.15%		2.24%		2.45%
Waiver/Reimbursement	0.02%		0.02	%(i)	0.01%		—		—		0.01%
Net investment income (loss)	(0.60)%		0.11	%(i)	(0.96)%		(1.25)%		(1.34)%		(1.81)%
Portfolio turnover rate	113%		86	%(g)	141%		130%		204%		308%
Net assets, end of period (000's)	$1,418,014		$651,596		$157,286		$38,460		$14,700		$3,517

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$14.32	$13.58		$12.53
Income from Investment Operations:
Net investment income (loss) (c)	(0.02)	0.16	(d)	(0.02)
Net realized and unrealized gain on investments
and foreign currency	0.77 (k)	0.81		1.07
Total from Investment Operations	0.75	0.97		1.05
Less Distributions to Shareholders:
From net investment income	—	(0.06)		—
From net realized gains	(0.49)	(0.17)		—	(e)
From return of capital	(0.03)	—		—
Total Distributions to Shareholders	(0.52)	(0.23)		—	(e)
Net Asset Value, End of Period	$14.55	$14.32		$13.58
Total return (f)(g)	4.87%	7.38	%(h)	8.38	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (i)	1.45%	1.51	%(j)	1.63	%(j)
Waiver/Reimbursement	0.02%	0.02	%(j)	0.03	%(j)
Net investment income (loss)	(0.15)%	1.25	%(j)	(0.91	)%(j)
Portfolio turnover rate	113%	86	%(h)	141	%(h)
Net assets, end of period (000's)	$47,777	$4,394		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(j)  Annualized.

(k)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$14.45		$13.76		$10.75		$9.80		$6.24		$7.10
Income from Investment Operations:
Net investment income (loss) (c)	0.07		0.13	(d)	—		(0.03)		(0.03)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	(l)	0.91		3.04		0.98		3.59		(0.81)
Total from Investment Operations	0.83		1.04		3.04		0.95		3.56		(0.86)
Less Distributions to Shareholders:
From net investment income	—		(0.12)		(0.03)		—		—		—
From net realized gains	(0.49)		(0.23)		—		—		—		—
From return of capital	(0.03)		—		—		—		—		—
Total Distributions to Shareholders	(0.52)		(0.35)		(0.03)		—		—		—
Net Asset Value, End of Period	$14.76		$14.45		$13.76		$10.75		$9.80		$6.24
Total return (f)	5.38	%(g)	7.84	%(g)(h)	28.33	%(g)	9.69%		57.05%		(12.11	)%(g)
Ratios to Average Net Assets/ Supplemental data:
Net expenses before interest expense (j)	0.95%		1.01	%(k)	1.06%		1.15%		1.24%		1.45%
Interest expense	—		—		—		—	%(l)	—	%(l)	—	%(l)
Net expenses (j)	0.95%		1.01	%(k)	1.06%		1.15%		1.24%		1.45%
Waiver/Reimbursement	0.02%		0.02	%(k)	0.01%		—		—		0.01%
Net investment income (loss)	0.41%		1.03	%(k)	0.04%		(0.25)%		(0.34)%		(0.81)%
Portfolio turnover rate	113%		86	%(i)	141%		130%		204%		308%
Net assets, end of period (000's)	$1,614,313		$732,508		$274,594		$114,896		$37,027		$3,543

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class A Shares (a)	2008 (b)(o)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$13.79		$17.56		$15.06		$15.04		$9.96		$14.84
Income from Investment Operations:
Net investment loss (d)	(0.10)		(0.12)		(0.13)		(0.14)		(0.13)		(0.10)
Net realized and unrealized gain (loss) on investments	(0.41)		(0.24	)(e)	4.51		0.16		5.21		(4.78)
Total from Investment Operations	(0.51)		(0.36)		4.38		0.02		5.08		(4.88)
Less Distributions to Shareholders:
From net realized gains	(2.69)		(3.41)		(1.88)		—		—		—
From return of capital	(0.02)		—		—		—		—		—
Total Distributions to Shareholders	(2.71)		(3.41)		(1.88)		—		—		—
Net Asset Value, End of Period	$10.57		$13.79		$17.56		$15.06		$15.04		$9.96
Total return (f)(g)	(6.45	)%(h)	(0.03)%		30.90%		0.13%		51.00%		(32.88)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.20	% (i)(j)	1.23	%(i)	1.24%		1.32%		1.38	%(k)	1.40%
Interest expense	—	%(j)(l)	—		—		—		—	%(l)	—	%(l)
Net expenses	1.20	%(i)(j)	1.23	%(i)	1.24%		1.32%		1.38	%(k)	1.40%
Waiver/Reimbursement	0.04	%(j)	0.03%		0.07	%(m)	0.08	%(m)	0.12	%(m)	0.08%
Net investment loss	(0.85	)%(i)(j)	(0.81	)%(i)	(0.84)%		(0.96)%		(1.00)%		(0.86)%
Portfolio turnover rate	3	%(h)(p)	—		—		—		40	%(n)	44%
Turnover of Columbia Small Cap Growth Master Portfolio	199	%(h)	188%		117%		59%		26	%(h)	—
Net assets end of period (000's)	$173,675		$207,258		$150,761		$132,400		$212,854		$128,620

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of Columbia Small Cap Growth Master Portfolio.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  The reimbursement from the investment advisor had an impact of 0.02%.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(n)  Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

(o)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(p)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class B Shares (a)	2008 (b)(o)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$12.49		$16.21		$14.13		$14.22		$9.49		$14.25
Income from Investment Operations:
Net investment loss (d)	(0.13)		(0.21)		(0.24)		(0.24)		(0.22)		(0.18)
Net realized and unrealized gain (loss) on investments	(0.40)		(0.22	)(e)	4.20		0.15		4.95		(4.58)
Total from Investment Operations	(0.53)		(0.43)		3.96		(0.09)		4.73		(4.76)
Less Distributions to Shareholders:
From net realized gains	(2.50)		(3.29)		(1.88)		—		—		—
From return of capital	(0.02)		—		—		—		—		—
Total Distributions to Shareholders	(2.52)		(3.29)		(1.88)		—		—		—
Net Asset Value, End of Period	$9.44		$12.49		$16.21		$14.13		$14.22		$9.49
Total return (f)(g)	(7.15	)%(h)	(0.69)%		29.92%		(0.63)%		49.84%		(33.40)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.95	%(i)(j)	1.98	%(i)	1.99%		2.07%		2.13	%(k)	2.15%
Interest expense	—	%(j)(l)	—		—		—		—	%(l)	—	%(l)
Net expenses	1.95	%(i)(j)	1.98	%(i)	1.99%		2.07%		2.13	%(k)	2.15%
Waiver/Reimbursement	0.04	%(j)	0.03%		0.07	%(m)	0.08	%(m)	0.12	%(m)	0.08%
Net investment loss	(1.60	)%(i)(j)	(1.58	)%(i)	(1.59)%		(1.73)%		(1.75)%		(1.61)%
Portfolio turnover rate	3	%(h)(p)	—		—		—		40	%(n)	44%
Turnover of Columbia Small Cap Growth Master Portfolio	199	%(h)	188%		117%		59%		26	%(h)	—
Net assets, end of period (000's)	$9,184		$13,018		$16,229		$16,131		$19,367		$12,567

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of Columbia Small Cap Growth Master Portfolio.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  The reimbursement from the investment advisor had an impact of 0.02%.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(n)  Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

(o)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(p)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class C Shares (a)	2008 (b)(o)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$12.74		$16.47		$14.33		$14.42		$9.62		$14.45
Income from Investment Operations:
Net investment loss (d)	(0.17)		(0.21)		(0.24)		(0.24)		(0.22)		(0.18)
Net realized and unrealized gain (loss) on investments	(0.38)		(0.23	)(e)	4.26		0.15		5.02		(4.65)
Total from Investment Operations	(0.55)		(0.44)		4.02		(0.09)		4.80		(4.83)
Less Distributions to Shareholders:
From net realized gains	(2.50)		(3.29)		(1.88)		—		—		—
From return of capital	(0.02)		—		—		—		—		—
Total Distributions to Shareholders	(2.52)		(3.29)		(1.88)		—		—		—
Net Asset Value, End of Period	$9.67		$12.74		$16.47		$14.33		$14.42		$9.62
Total return (f)(g)	(7.17	)%(h)	(0.74)%		29.93%		(0.62)%		49.90%		(33.43)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.95	%(i)(j)	1.98	%(i)	1.99%		2.07%		2.13	%(k)	2.15%
Interest expense	—	%(j)(l)	—		—		—		—	%(l)	—	%(l)
Net expenses	1.95	%(i)(j)	1.98	%(i)	1.99%		2.07%		2.13	%(k)	2.15%
Waiver/Reimbursement	0.04	%(j)	0.03%		0.07	%(m)	0.08	%(m)	0.12	%(m)	0.08%
Net investment loss	(1.60	)%(i)(j)	(1.57	)%(i)	(1.59)%		(1.73)%		(1.75)%		(1.61)%
Portfolio turnover rate	3	%(h)(p)	—		—		—		40	%(n)	44%
Turnover of Columbia Small Cap Growth Master Portfolio	199	%(h)	188%		117%		59%		26	%(h)	—
Net assets end of period (000's)	$3,689		$4,998		$4,452		$3,651		$5,454		$3,644

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of Columbia Small Cap Growth Master Portfolio.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  The reimbursement from the investment advisor had an impact of 0.02%.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(n)  Amount represents results prior to a master-feeder structure on November 1, 2003.

(o)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(p)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class Z Shares (a)	2008 (b)(o)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$14.30		$18.06		$15.40		$15.35		$10.14		$15.07
Income from Investment Operations:
Net investment loss (d)	(0.07)		(0.08)		(0.10)		(0.11)		(0.10)		(0.07)
Net realized and unrealized gain (loss) on investments	(0.44)		(0.23	)(e)	4.64		0.16		5.31		(4.86)
Total from Investment Operations	(0.51)		(0.31)		4.54		0.05		5.21		(4.93)
Less Distributions to Shareholders:
From net realized gains	(2.76)		(3.45)		(1.88)		—		—		—
From return of capital	(0.02)		—		—		—		—		—
Total Distributions to Shareholders	(2.78)		(3.45)		(1.88)		—		—		—
Net Asset Value, End of Period	$11.01		$14.30		$18.06		$15.40		$15.35		$10.14
Total return (f)(g)	(6.31	)%(h)	0.33%		31.26%		0.33%		51.38%		(32.71)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	0.95	%(i)(j)	0.98	%(i)	0.99%		1.07%		1.13	%(k)	1.15%
Interest expense	—	%(j)(l)	—		—		—		—	%(l)	—	%(l)
Net expenses	0.95	%(i)(j)	0.98	%(i)	0.99%		1.07%		1.13	% (k)	1.15%
Waiver/Reimbursement	0.04	%(j)	0.03%		0.07	%(m)	0.08	%(m)	0.12	%(m)	0.08%
Net investment loss	(0.59	)%(i)(j)	(0.56	)%(i)	(0.59)%		(0.73)%		(0.75)%		(0.61)%
Portfolio turnover rate	3	%(h)(p)	—		—		—		40	%(n)	44%
Turnover of Columbia Small Cap Growth Master Portfolio	199	%(h)	188%		117%		59%		26	%(h)	—
Net assets end of period (000's)	$279,900		$378,164		$308,930		$360,975		$509,419		$410,198

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor Z shares were renamed Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of Columbia Small Cap Growth Master Portfolio.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  The reimbursement from the investment advisor had an impact of 0.02%.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(n)  Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

(o)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(p)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Stock Funds
February 29, 2008

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia Convertible Securities Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund II

Columbia Marsico Growth Fund

Columbia Large Cap Core Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico 21st Century Fund

Columbia Small Cap Growth Fund II

The Board of Trustees approved a proposal to change the fiscal year-end of Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II from March to February. Accordingly, the accompanying financial statements for these Funds pertain to the period from April 1, 2007 to February 29, 2008.

Investment Objectives

Columbia Convertible Securities Fund seeks total return, consisting of capital appreciation and current income. Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II and Columbia Large Cap Core Fund each seek long-term capital appreciation. Columbia Marsico Growth Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II each seek long-term growth of capital.

Columbia Marsico Growth Fund (the "Feeder Fund") seeks to achieve its investment objective by investing all or substantially all of its assets in Columbia Marsico Growth Master Portfolio (the "Master Portfolio"). The Master Portfolio is a series of Columbia Funds Master Investment Trust, LLC (the "Master Trust"). The Master Portfolio has the same investment objective as the Feeder Fund. The value of the Feeder Fund's investment in the Master Portfolio included on the Statements of Assets and Liabilities reflects the Feeder Fund's proportionate beneficial interest in the net assets of the Master Portfolio (99.6% at February 29, 2008). The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Other funds that are managed by Columbia Management Advisors, LLC ("Columbia"), that are not registered under the 1940 Act, and whose financial statements are not presented here, also invest in the Master Portfolio.

Prior to February 28, 2008, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II (the "Former Feeder Funds") each operated in a master-feeder structure, investing all or substantially all of their assets in Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio and Columbia Small Cap Growth Master Portfolio, respectively. Effective February 28, 2008, the Former Feeder Funds redeemed in-kind their investments in their respective master funds and converted into stand-alone funds, investing directly in individual portfolio securities rather than in their respective master portfolios.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Convertible Securities Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, and Columbia Small Cap Growth Fund II each offer four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund and Columbia Marsico 21st Century Fund each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year of purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on

Stock Funds (continued)
February 29, 2008

shares sold within one year of purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds' prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of a Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Columbia Marsico Growth Fund invests all or substantially all of its assets in the Master Portfolio. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report for the Master Portfolio's valuation policies.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on each Fund's financial statement disclosures.

Stock Funds (continued)
February 29, 2008

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Options

Writing put options tends to increase a Fund's exposure to the underlying instrument. Writing call options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. Each Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Each Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Purchasing call options tends to increase a Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Each Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities except for premiums attributable to the conversion feature on convertible securities. Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If a Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Stock Funds (continued)
February 29, 2008

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Each Feeder Fund records its proportionate share of investment income, realized and unrealized gains (losses) and expenses reported by a Master Portfolio on a daily basis. The investment income, realized and unrealized gains (losses) and expenses are allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

The Former Feeder Funds recorded their proportionate share of investment income, realized and unrealized gains and losses and expenses reported by the Master Portfolios on a daily basis. The investment income, realized and unrealized gains and losses and expenses were allocated daily to investors of the Master Portfolios based upon the relative value of their investment in the Master Portfolios.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly by Columbia Convertible Securities Fund, Columbia Large Cap Value Fund and Columbia Mid Cap Value Fund. Distributions from net investment income are declared and paid annually by the remaining Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended February 29, 2008, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, allocations from

Stock Funds (continued)
February 29, 2008

master portfolios, distribution reclassifications and redemption based payments treated as dividends paid deduction were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed / (Overdistributed) Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Convertible Securities Fund	$3,293,860	$(8,371,161)	$5,077,301
Columbia Large Cap Value Fund	(492,495)	(15,404,522)	15,897,017
Columbia Mid Cap Value Fund	460,420	(4,077,676)	3,617,256
Columbia Small Cap Value Fund II	(303,781)	(622,057)	925,838
Columbia Marsico Growth Fund	(31,124)	(10,301,640)	10,332,764
Columbia Large Cap Core Fund	(8,868)	(2,110,251)	2,119,119
Columbia Marsico Focused Equities Fund	(840,979)	(581,689)	1,422,668
Columbia Marsico 21st Century Fund	(4,236,094)	4,236,093	1
Columbia Small Cap Growth Fund II	3,901,659	(4,085,823)	184,164

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the period ended February 29, 2008 and the years ended February 28, 2007 and March 31, 2007 were as follows:

		02/29/08
	Ordinary Income	Long-Term Capital Gains	Return of Capital
Columbia Convertible Securities Fund	$29,993,669	$70,221,483	$—
Columbia Large Cap Value Fund	103,225,705	420,574,785	—
Columbia Mid Cap Value Fund	75,351,135	202,789,161	—
Columbia Small Cap Value Fund II	10,648,125	20,968,939	—
Columbia Marsico Growth Fund	7,092,519	—	—
Columbia Large Cap Core Fund	20,540,397	82,228,107	—
Columbia Marsico Focused Equities Fund	855,093	53,534,080	—
Columbia Marsico 21st Century Fund	159,778,617	73,530,181	11,387,245
Columbia Small Cap Growth Fund II	52,446,305	59,244,167	867,315

Stock Funds (continued)
February 29, 2008

	02/28/07
	Ordinary Income *	Long-Term Capital Gains
Columbia Convertible Securities Fund	$55,101,326	$98,276,331
Columbia Large Cap Value Fund	41,127,678	226,813,014
Columbia Mid Cap Value Fund	80,426,534	235,145,906
Columbia Small Cap Value Fund II	3,898,176	19,561,208
Columbia Marsico 21st Century Fund	30,268,652	9,670,153
	03/31/07
	Ordinary Income *	Long-Term Capital Gains
Columbia Marsico Growth Fund	$—	$—
Columbia Large Cap Core Fund	15,573,123	—
Columbia Marsico Focused Equities Fund	—	—
Columbia Small Cap Growth Fund II	9,984,992	97,990,247

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of February 29, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Convertible Securities Fund	$2,626,073	$10,680,255	$6,130,505
Columbia Large Cap Value Fund	8,721,149	—	252,577,841
Columbia Mid Cap Value Fund	—	—	221,490,127
Columbia Small Cap Value Fund II	327,401	—	(51,392,375)
Columbia Marsico Growth Fund	8,101,461	—	968,383,437
Columbia Large Cap Core Fund	3,109,304	26,941,099	100,437,562
Columbia Marsico Focused Equities Fund	1,091,450	—	828,087,220
Columbia Marsico 21st Century Fund	—	—	150,226,199
Columbia Small Cap Growth Fund II	—	—	(13,800,343)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 29, 2008, based on cost of investments for federal income tax purposes were:

	Unrealized Appreciation		Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Convertible Securities Fund	$51,124,794		$(44,994,289)	$6,130,505
Columbia Large Cap Value Fund	573,282,067		(320,704,226)	252,577,841
Columbia Mid Cap Value Fund	639,537,665		(418,047,538)	221,490,127
Columbia Small Cap Value Fund II	86,682,468		(138,074,843)	(51,392,375)
Columbia Marsico Growth Fund	—	*	— *	— *
Columbia Large Cap Core Fund	169,656,312		(69,218,750)	100,437,562
Columbia Marsico Focused Equities Fund	999,013,608		(170,926,388)	828,087,220
Columbia Marsico 21st Century Fund	688,911,408		(538,685,209)	150,226,199
Columbia Small Cap Growth Fund II	44,497,500		(58,297,843)	(13,800,343)

*  See corresponding Master Portfolio's Notes to Financial Statements for tax basis information.

Stock Funds (continued)
February 29, 2008

The following capital loss carryforwards, determined as of February 29, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expiring in
	2009	2010	2011	2012	2013	Total
Columbia Large Cap Value Fund	$—	$—	$4,189,476	$—	$—	$4,189,476
Columbia Marsico Growth Fund	1,479,676	11,995,864	38,422,781	—	30,480,049	82,378,370

*  Utilization of these losses in future years may be limited under Federal tax laws.

Capital loss carryforwards of $78,291,063 were utilized and $1,479,676 were expired during the period ended February 29, 2008 for Columbia Marsico Growth Fund. Capital loss carryforwards of $207,722,523 were utilized during the period ended February 29, 2008 for Columbia Marsico Focused Equities Fund. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Columbia Large Cap Value Fund has capital loss carryforwards of $4,189,476 (expiring February 28, 2011) which may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. The carryforwards may be limited in a given year. For the period ended February 29, 2008, the fund utilized carryforwards of $2,826,378 to offset current year gains.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 29, 2008, post-October currency losses of $521,959 attributed to foreign currency transactions of Columbia Marsico 21st Century Fund and post-October capital losses of $99,640,603, $85,219,113, $11,674,165, $117,792,876, $13,150,340, $19,154,912 and $21,951,781 attributed to security transactions were deferred to March 1, 2008 for Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II, respectively.

The Funds, with the exception of the Feeder Fund and the Former Feeder Funds, adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective August 31, 2007. The Feeder Fund and the Former Feeder Funds adopted FASB FIN 48 effective September 28, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Each Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Stock Funds (continued)
February 29, 2008

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Convertible Securities Fund	0.65%	0.60%	0.55%	0.50%	0.50%	0.50%
Columbia Large Cap Value Fund	0.60%	0.55%	0.43%	0.43%	0.43%	0.41%
Columbia Mid Cap Value Fund	0.65%	0.60%	0.55%	0.50%	0.50%	0.50%
Columbia Small Cap Value Fund II	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%
Columbia Large Cap Core Fund	0.60%	0.55%	0.50%	0.45%	0.43%	0.41%
Columbia Marsico Focused Equities Fund	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Columbia Marsico 21st Century Fund	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Columbia Small Cap Growth Fund II	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%

The Feeder Fund indirectly pays for investment advisory services through its investment in the Master Portfolio. (See Note 4 of Notes to Financial Statements of the Master Portfolio). Prior to February 28, 2008, the Former Feeder Funds paid for investment advisory services indirectly though their investment in the master portfolios at the same rate as shown above.

Effective January 1, 2008, Columbia has contractually agreed to waive its advisory fees for Columbia Marsico Focused Equities Fund and Columbia Marsico 21st Century Fund in the amount that equals the difference between the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico Capital Management, LLC ("Marsico") was entitled from a Fund prior to January 1, 2008 and the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico is entitled from a Fund effective January 1, 2008. Columbia has contractually agreed to this advisory fee waiver only to the extent a Fund does not have a separate contractual expense limitation arrangement. For the period January 1, 2008 through February 29, 2008, Columbia waived investment advisory fees of $29,325 and $114,774 for Columbia Marsico Focused Equities Fund and Columbia Marsico 21st Century Fund, respectively.

Effective July 1, 2007, Columbia agreed to effectively reduce the advisory fees paid by the Columbia Large Cap Value Fund. Prior to July 1, 2007, Columbia was entitled to receive an investment advisory fee from Columbia Large Cap Value Fund as follows:

Average Daily Net Assets	Advisory Fee Rate
First $500 Million	0.60%
$500 Million to $1 Billion	0.55%
$1 Billion to $1.5 Billion	0.50%
$1.5 Billion to $3 Billion	0.45%
$3 Billion to $6 Billion	0.43%
Over $6 Billion	0.41%

For the year ended February 29, 2008, the effective investment advisory fee rates for the Funds, as a percentage for each Fund's average daily net assets were as follows:

Effective Fee Rate
Columbia Convertible Securities Fund	0.63%
Columbia Large Cap Value Fund	0.48%
Columbia Mid Cap Value Fund	0.54%
Columbia Small Cap Value Fund II	0.68%
Columbia Marsico 21st Century Fund	0.61%

Stock Funds (continued)
February 29, 2008

For the period ended February 29, 2008, the annualized effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Annualized Effective Fee Rate
Columbia Large Cap Core Fund	0.55%
Columbia Marsico Focused Equities Fund	0.63%
Columbia Small Cap Growth Fund II	0.70%

For the year ended March 31, 2007, the effective investment advisory fee rates for the Master Portfolios in which the Former Feeder Funds invested, as a percentage of the Master Portfolios' average daily net assets, were as follows:

Effective Fee Rate
Columbia Large Cap Core Master Portfolio	0.54%
Columbia Marsico Focused Equities Master Portfolio	0.63%
Columbia Small Cap Growth Master Portfolio	0.70%

Sub-Advisory Fee

Marsico has been retained by Columbia to serve as sub-advisor to Columbia Marsico Focused Equities Fund and Columbia Marsico 21st Century Fund. As the sub-advisor, Marsico is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Funds. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee.

Prior to December 14, 2007, Marsico was a wholly owned subsidiary of BOA. Effective December 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, acquired ownership of Marsico from a subsidiary of BOA.

Administration Fee

Columbia provides administrative and other services to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, based on each Fund's average daily net assets at the annual rates listed below less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below:

Administration Fee Rate
Columbia Convertible Securities Fund	0.170%
Columbia Large Cap Value Fund	0.170%
Columbia Mid Cap Value Fund	0.170%
Columbia Small Cap Value Fund II	0.170%
Columbia Marsico Growth Fund	0.120%
Columbia Large Cap Core Fund	0.170%
Columbia Marsico Focused Equities Fund	0.220%
Columbia Marsico 21st Century Fund	0.220%
Columbia Small Cap Growth Fund II	0.117%

Columbia has contractually agreed to waive a portion of its administration fee for Columbia Large Cap Value Fund through June 30, 2008, at an annual rate of 0.04% of the Fund's average daily net assets up to $500 million.

Prior to February 28, 2008, the Former Feeder Funds paid a portion of the administration fees directly and paid a portion indirectly though their investment in the Master Portfolios.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, the Funds pay State Street an annual fee of $38,000 paid monthly. In addition, each Fund except Columbia Marsico Growth Fund pays State Street a

Stock Funds (continued)
February 29, 2008

monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee for each Fund except Columbia Marsico Growth Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Funds also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to February 29, 2008, the Former Feeder Funds paid a portion of the pricing and bookkeeping fees indirectly through their investment in their respective master portfolios.

For the year ended February 29, 2008, the amounts charged to the Funds by affiliates included on the Statements of Operations under "Pricing and bookkeeping fees" were as follows:

Amounts Paid to Affiliates
Columbia Convertible Securities Fund	$11,588
Columbia Large Cap Value Fund	11,588
Columbia Mid Cap Value Fund	11,588
Columbia Small Cap Value Fund II	11,588
Columbia Marsico 21st Century Fund	11,588

For the period ended February 29, 2008, and the year ended March 31, 2007, the amounts charged to the Funds by affiliates included on the Statements of Operations under "Pricing and bookkeeping fees" were as follows:

	Period Ended February 29, 2008	Year Ended March 31, 2007
	Amounts Paid to Affiliates	Amounts Paid to Affiliates
Columbia Marsico Growth Fund	$2,603	$28,500
Columbia Large Cap Core Fund	2,603	28,500
Columbia Marsico Focused Equities Fund	2,603	28,500
Columbia Small Cap Growth Fund II	2,603	28,500

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2008, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Stock Funds (continued)
February 29, 2008

The Transfer Agent has voluntarily agreed to waive a portion of its fees, for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) will not exceed 0.02% annually for each Fund except Columbia Mid Cap Value Fund and Columbia Small Cap Value Fund II. The Transfer Agent, at its discretion, may revise or discontinue this arrangement at any time.

An annual minimum account balance fee of up to $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statements of Operations.

For the year/period ended February 29, 2008, these minimum account balance fees are recorded as a part of expense reductions on the Statements of Operations as follows:

Minimum Account Balance Fee
Columbia Convertible Securities Fund	$3,684
Columbia Large Cap Value Fund	38,878
Columbia Mid Cap Value Fund	22,474
Columbia Small Cap Value Fund II	621
Columbia Marsico Growth Fund	5,733
Columbia Large Cap Core Fund	2,383
Columbia Marsico Focused Equities Fund	9,813
Columbia Marsico 21st Century Fund	3,302
Columbia Small Cap Growth Fund II	19,622

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Funds' shares. For the year/period ended February 29, 2008, the Distributor has retained net underwriting discounts and received net CDSC fees as follows:

	Front-End Sales Charge	CDSC
	Class A	Class A	Class B	Class C
Columbia Convertible Securities Fund	$19,691	$—	$117,174	$4,789
Columbia Large Cap Value Fund	60,200	614	492,464	6,649
Columbia Mid Cap Value Fund	392,946	11,411	281,240	69,456
Columbia Small Cap Value Fund II	59,491	4	7,183	11,554
Columbia Marsico Growth Fund	213,556	5,923	130,863	105,184
Columbia Large Cap Core Fund	7,029	22	7,596	1,173
Columbia Marsico Focused Equities Fund	106,854	13,987	205,714	57,001
Columbia Marsico 21st Century Fund	1,984,074	40,188	289,032	345,480
Columbia Small Cap Growth Fund II	9,830	3,119	11,977	1,423

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund and Columbia Marsico 21st Century Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A

Stock Funds (continued)
February 29, 2008

substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense Limits and Fee Waivers

Columbia has contractually agreed to waive fees and/or reimburse expenses through June 30, 2008 for Columbia Mid Cap Value Fund and June 30, 2009 for Columbia Small Cap Value Fund II and Columbia Small Cap Growth Fund II so that the expenses incurred by the Funds (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, will not exceed the following annual rates, based on each Fund's average daily net assets:

Annual Rate
Columbia Mid Cap Value Fund	1.25%
Columbia Small Cap Value Fund II	1.30%
Columbia Small Cap Growth Fund II	1.15%

Columbia and/or the Distributor are entitled to recover from Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II and Columbia Small Cap Growth Fund II any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund's total operating expenses to exceed the expense limitations in effect at the time of recovery.

At February 29, 2008, no amounts were potentially recoverable from Columbia Mid Cap Value Fund and Columbia Small Cap Value Fund II. At February 29, 2008, the amount recovered by Columbia from Columbia Small Cap Growth Fund II pursuant to this arrangement is $103,156.

Effective July 1, 2007, Columbia converted a contractual fee waiver into a reduced contractual advisory fee rate for Columbia Large Cap Value Fund. Prior to July 1, 2007, Columbia had waived fees for Columbia Large Cap Value Fund to the extent necessary to ensure that the combined total of the investment advisory fee and the administration fee as a percentage of average net assets did not exceed the following annual rates:

Average Net Assets	Annual Rate Limitation
First $500 million	0.77%
Next $500 million	0.72%
Next $5 billion	0.60%
In excess of $6 billion	0.58%

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities.

As a result of fund mergers, certain Funds assumed the assets and liabilities of the deferred compensation plan of the acquired funds. The deferred compensation plan of the

Stock Funds (continued)
February 29, 2008

acquired funds may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the period ended February 29, 2008, and the year ended March 31, 2007, these custody credits reduced total expenses as follows:

02/29/08
Columbia Convertible Securities Fund	17,352
Columbia Large Cap Value Fund	2,818
Columbia Mid Cap Value Fund	10,102
Columbia Small Cap Value Fund II	10,923
Columbia Marsico Growth Fund	4
Columbia Large Cap Core Fund	19
Columbia Marsico Focused Equities Fund	12
Columbia Marsico 21st Century Fund	71,991
Columbia Small Cap Growth Fund II	220
03/31/07
Columbia Marsico Growth Fund	1,376
Columbia Large Cap Core Fund	16
Columbia Marsico Focused Equities Fund	527
Columbia Small Cap Growth Fund II	26

Note 6. Portfolio Information

For the year/period ended February 29, 2008, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases		Sales
Columbia Convertible Securities Fund	$718,944,366		$970,356,463
Columbia Large Cap Value Fund	2,586,450,944		2,915,588,450
Columbia Mid Cap Value Fund	2,206,089,776		994,754,991
Columbia Small Cap Value Fund II	990,522,414		325,362,336
Columbia Marsico Growth Fund	—	*	—	*
Columbia Marsico Focused Equities Fund	14,878,457		—
Columbia Marsico 21st Century Fund	10,858,845,859		6,931,205,118
Columbia Small Cap Growth Fund II	2,478,468		1,235,280

*  See corresponding Master Trust notes to financial statements for purchases and sales information.

For the period April 1, 2007 to February 28, 2008, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Master Portfolios in which the Former Feeder Fund invested were as follows:

	Purchases	Sales
Columbia Large Cap Core Master Portfolio	$1,660,875,000	$1,658,298,000
Columbia Marsico Focused Equities Master Portfolio	3,834,124,490	4,066,091,413
Columbia Small Cap Growth Master Portfolio	1,186,153,928	1,291,252,786

Stock Funds (continued)
February 29, 2008

Note 7. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

As of February 29, 2008, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia Convertible Securities Fund	1	39.0
Columbia Large Cap Value Fund	3	36.4
Columbia Mid Cap Value Fund	1	15.9
Columbia Small Cap Value Fund II	2	14.2
Columbia Marsico Growth Fund	1	19.6
Columbia Large Cap Core Fund	1	57.5
Columbia Marsico Focused Equities Fund	1	22.7
Columbia Marsico 21st Century Fund	1	5.5
Columbia Small Cap Growth Fund II	1	36.6

As of February 29, 2008, several of the Funds had shareholders that held greater than 5% of the shares outstanding and BOA and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia Mid Cap Value Fund	2	13.4
Columbia Small Cap Value Fund II	1	16.4
Columbia Marsico Growth Fund	3	48.7
Columbia Large Cap Core Fund	2	11.2
Columbia Marsico Focused Equities Fund	2	13.2
Columbia Marsico 21st Century Fund	3	39.0

Stock Funds (continued)
February 29, 2008

Note 8. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statements of Operations.

For the year/period ended February 29, 2008, the Funds, with the exception of Columbia Convertible Securities Fund and Columbia Small Cap Growth Fund II, did not borrow under these arrangements.

The average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund were as follows:

	Average Borrowings	Weighted Average Interest Rates
Columbia Convertible Securities Fund	$1,333,333	5.21%
Columbia Small Cap Growth Fund II	1,000,000	3.50

Note 9. Securities Lending

Each Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 10. Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Stock Funds (continued)
February 29, 2008

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG SunAmerica Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known

Stock Funds (continued)
February 29, 2008

as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Note 11. Business Combinations and Mergers

On September 16, 2005, Columbia Growth & Income Fund and Columbia Tax Managed Value Fund merged into Nations Value Fund. Nations Value Fund received a tax-free, for federal tax purposes, transfer of assets from Columbia Growth & Income Fund and Columbia Tax Managed Value Fund as follows:

	Shares Issued	Net Assets Received	Unrealized Appreciation *
Columbia Growth & Income Fund	132,065,046	$1,793,463,094	$234,814,093
Columbia Tax Managed Value Fund	4,964,410	66,616,098	9,526,362

Net Assets of Nations Value Fund Prior to Combination	Net Assets of Columbia Growth & Income Fund and Columbia Tax Managed Value Fund Immediately Prior to Combination	Net Assets of Nations Value Fund After Combination
$1,792,217,194	$1,860,079,193	$3,652,296,387

*  Unrealized appreciation is included in the respective Net Assets Received.

Nations Value Fund was then renamed Columbia Large Cap Value Fund.

Stock Funds (continued)
February 29, 2008

On September 23, 2005, Columbia Mid Cap Value Fund merged into Nations MidCap Value Fund. Nations MidCap Value Fund received a tax-free transfer of assets from Columbia Mid Cap Value Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation*
$125,643,197	$1,739,617,640	$408,097,833
Net Assets Of Nations MidCap Value Fund Prior to Combination	Net Assets of Columbia Mid Cap Value Fund Immediately Prior to Combination	Net Assets Of Nations MidCap Value Fund Immediately After Combination
$618,343,345	$1,739,617,640	$2,357,960,985

*  Unrealized appreciation is included in the Net Assets Received.

Nations MidCap Value Fund was then renamed Columbia Mid Cap Value Fund.

As of the close of business on September 22, 2006, Columbia Small Company Equity Fund merged into Columbia Small Cap Growth Fund II. Columbia Small Cap Growth Fund II received a tax-free transfer of assets from Columbia Small Company Equity Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation*
$13,634,952	$184,102,330	$11,128,807

Net Assets of Columbia Small Cap Growth Fund II Prior to Combination	Net Assets of Columbia Small Company Equity Fund Immediately Prior to Combination	Net Assets of Columbia Small Cap Growth Fund II Immediately After Combination
$386,854,349	$184,102,330	$570,956,679

*  Unrealized appreciation is included in the Net Assets Received.

Note 12. Subsequent Event

The Trust's Board of Trustees has approved the suspension of the offering and sale of shares of Columbia Small Cap Value Fund II to new investors and new accounts as of the close of business on May 2, 2008, subject to certain limited exceptions.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at February 29, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2008

Federal Income Tax Information (Unaudited)

Columbia Convertible Securities Fund

For the fiscal year ended February 29, 2008, the Fund designates long-term capital gains of $70,516,712.

For non-corporate shareholders 20.89% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2007 to February 29, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

32.08% of the ordinary income distributed by the Fund, for the year ended February 29, 2008, qualifies for the corporate dividends received deduction.

Columbia Large Cap Value Fund

For the fiscal year ended February 29, 2008, the Fund designates long-term capital gains of $273,151,679.

For non-corporate shareholders 91.01% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2007 to February 29, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

88.47% of the ordinary income distributed by the Fund, for the year ended February 29, 2008, qualifies for the corporate dividends received deduction.

Columbia Mid Cap Value Fund

For the fiscal year ended February 29, 2008, the Fund designates long-term capital gains of $65,787,847.

For non-corporate shareholders 72.64% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2007 to February 29, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

73.42% of the ordinary income distributed by the Fund, for the year ended February 29, 2008, qualifies for the corporate dividends received deduction.

Columbia Small Cap Value Fund II

For the fiscal year ended February 29, 2008, the Fund designates long-term capital gains of $13,307,892.

For non-corporate shareholders 74.01% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2007 to February 29, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

73.58% of the ordinary income distributed by the Fund, for the year ended February 29, 2008, qualifies for the corporate dividends received deduction.

Columbia Marsico Growth Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period April 1, 2007 to February 29, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

100.00% of the ordinary income distributed by the Fund, for the period ended February 29, 2008, qualifies for the corporate dividends received deduction.

Columbia Large Cap Core Fund

For the period ended February 29, 2008, the Fund designates long-term capital gains of $86,627,107.

For non-corporate shareholders 100.0% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period April 1, 2007 to February 29, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

100.0% of the ordinary income distributed by the Fund, for the period ended February 29, 2008, qualifies for the corporate dividends received deduction.

Columbia Marsico Focused Equities Fund

For the fiscal period ended February 29, 2008, the Fund designates long-term capital gains of $53,534,080.

Federal Income Tax Information (Unaudited) (continued)

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period April 1, 2007 to February 29, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

100.0% of the ordinary income distributed by the Fund, for the period ended February 29, 2008, qualifies for the corporate dividends received deduction.

Columbia Marsico 21st Century Fund

For the fiscal year ended February 29, 2008, the Fund designates long-term capital gains of $23,426,627.

For non-corporate shareholders 44.02% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period April 1, 2007 to February 29, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

33.49% of the ordinary income distributed by the Fund, for the year ended February 29, 2008, qualifies for the corporate dividends received deduction.

Columbia Small Cap Growth Fund II

For the period ended February 29, 2008, the Fund designates long-term capital gains of $40,973,862.

For non-corporate shareholders 13.95% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period April 1, 2007 to February 29, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

19.32% of the ordinary income distributed by the Fund, for the period ended February 29, 2008, qualifies for the corporate dividends received deduction.

Columbia Funds Master Investment Trust, LLC

Columbia Marsico Growth Master Portfolio Annual Report

February 29, 2008

The following pages should be read in conjunction with Columbia Marsico Growth Fund's Annual Report.

Investment Portfolio – Columbia Marsico Growth Master Portfolio

February 29, 2008

Common Stocks – 89.9%

	Shares	Value ($)
Consumer Discretionary – 16.4%
Automobiles – 2.1%
Toyota Motor Corp., ADR	1,258,014	136,557,420
Automobiles Total		136,557,420
Hotels, Restaurants & Leisure – 12.8%
Las Vegas Sands Corp. (a)	1,756,409	146,308,870
McDonald's Corp.	5,348,216	289,391,968
MGM Mirage (a)	1,560,233	96,094,750
Wynn Resorts Ltd.	1,633,070	164,450,149
Yum! Brands, Inc.	3,501,212	120,616,753
Hotels, Restaurants & Leisure Total		816,862,490
Specialty Retail – 1.5%
Lowe's Companies, Inc.	4,057,298	97,253,433
Specialty Retail Total		97,253,433
Consumer Discretionary Total		1,050,673,343
Consumer Staples – 5.4%
Beverages – 2.7%
Coca-Cola Co.	1,469,431	85,902,936
Heineken NV, ADR	3,077,534	87,342,877
Beverages Total		173,245,813
Food & Staples Retailing – 2.7%
CVS Caremark Corp.	2,929,316	118,285,780
Tesco PLC	7,057,187	55,661,482
Food & Staples Retailing Total		173,947,262
Consumer Staples Total		347,193,075
Energy – 10.5%
Energy Equipment & Services – 7.0%
Cameron International Corp. (a)	898,502	38,168,365
FMC Technologies, Inc. (a)	271,566	15,386,930
Schlumberger Ltd.	2,368,407	204,748,785
Transocean, Inc.	1,345,253	189,021,499
Energy Equipment & Services Total		447,325,579
Oil, Gas & Consumable Fuels – 3.5%
Petroleo Brasileiro SA, ADR	1,909,249	224,031,277
Oil, Gas & Consumable Fuels Total		224,031,277
Energy Total		671,356,856

	Shares	Value ($)
Financials – 14.7%
Capital Markets – 5.6%
Goldman Sachs Group, Inc.	1,358,575	230,455,078
Lehman Brothers Holdings, Inc.	2,463,981	125,638,391
Capital Markets Total		356,093,469
Commercial Banks – 5.6%
Industrial & Commercial Bank of China, Class H	284,986,000	197,300,972
Wells Fargo & Co.	5,569,554	162,798,064
Commercial Banks Total		360,099,036
Diversified Financial Services – 2.2%
JPMorgan Chase & Co.	3,448,831	140,194,980
Diversified Financial Services Total		140,194,980
Real Estate Management & Development – 1.3%
St. Joe Co.	2,178,623	83,768,054
Real Estate Management & Development Total		83,768,054
Financials Total		940,155,539
Health Care – 9.5%
Biotechnology – 3.3%
Amylin Pharmaceuticals, Inc. (a)	1,597,073	42,274,522
Genentech, Inc. (a)	2,277,090	172,489,568
Biotechnology Total		214,764,090
Health Care Providers & Services – 4.2%
UnitedHealth Group, Inc.	5,778,812	268,599,182
Health Care Providers & Services Total		268,599,182
Pharmaceuticals – 2.0%
Merck & Co., Inc.	2,841,140	125,862,502
Pharmaceuticals Total		125,862,502
Health Care Total		609,225,774
Industrials – 12.2%
Aerospace & Defense – 7.7%
General Dynamics Corp.	2,336,472	191,240,233
Honeywell International, Inc.	640,083	36,830,376
Lockheed Martin Corp.	2,233,733	230,521,246
Precision Castparts Corp.	298,910	32,996,675
Aerospace & Defense Total		491,588,530
Machinery – 0.5%
Deere & Co.	412,586	35,156,453
Machinery Total		35,156,453

See Accompanying Notes to Financial Statements.

Columbia Marsico Growth Master Portfolio

February 29, 2008

Common Stocks (continued)

	Shares	Value ($)
Road & Rail – 4.0%
Norfolk Southern Corp.	1,148,925	60,766,643
Union Pacific Corp.	1,542,637	192,459,392
Road & Rail Total		253,226,035
Industrials Total		779,971,018
Information Technology – 7.7%
Communications Equipment – 0.9%
QUALCOMM, Inc.	1,279,387	54,207,627
Communications Equipment Total		54,207,627
Internet Software & Services – 3.9%
Google, Inc., Class A (a)	531,922	250,631,008
Internet Software & Services Total		250,631,008
IT Services – 2.9%
MasterCard, Inc., Class A	992,603	188,594,570
IT Services Total		188,594,570
Information Technology Total		493,433,205
Materials – 6.7%
Chemicals – 6.7%
Air Products & Chemicals, Inc.	691,872	63,188,670
Monsanto Co.	2,155,969	249,402,494
Praxair, Inc.	1,474,861	118,401,841
Chemicals Total		430,993,005
Materials Total		430,993,005
Telecommunication Services – 6.8%
Diversified Telecommunication Services – 2.4%
AT&T, Inc.	4,553,859	158,610,909
Diversified Telecommunication Services Total		158,610,909
Wireless Telecommunication Services – 4.4%
America Movil SAB de CV, Series L, ADR	1,652,816	99,929,255
China Mobile Ltd.	11,998,425	180,528,679
Wireless Telecommunication Services Total		280,457,934
Telecommunication Services Total		439,068,843
Total Common Stocks (cost of $4,786,950,977)		5,762,070,658

Short-Term Obligation – 13.5%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08 at 2.920%, collateralized by U.S. Government Agency Obligations with various maturities through 02/12/10, market value $881,950,506 (repurchase proceeds $864,859,398)	864,649,000	864,649,000
Total Short-Term Obligation (cost of $864,649,000)		864,649,000
Total Investments – 103.4% (cost of $5,651,599,977)(b)		6,626,719,658
Other Assets & Liabilities, Net – (3.4)%		(217,879,051)
Net Assets – 100.0%		6,408,840,607

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $5,658,336,221.

At February 29, 2008, the Master Portfolio held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Consumer Discretionary	16.4
Financials	14.7
Industrials	12.2
Energy	10.5
Health Care	9.5
Information Technology	7.7
Telecommunication Services	6.8
Materials	6.7
Consumer Staples	5.4
89.9
Short-Term Obligation	13.5
Other Assets & Liabilities, Net	(3.4)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Marsico Growth Master Portfolio

February 29, 2008

		($)
Assets	Investments, at cost	4,786,950,977
	Repurchase agreement, at cost	864,649,000
	Total investments, at cost	5,651,599,977
	Investments, at value	5,762,070,658
	Repurchase agreement, at value	864,649,000
	Total investments, at value	6,626,719,658
	Cash	2,085
	Receivable for:
	Interest	70,132
	Dividends	7,377,351
	Other assets	46,637
	Total Assets	6,634,215,863
Liabilities	Payable for:
	Investments purchased	221,567,128
	Investment advisory fee	3,103,305
	Administration fee	503,174
	Pricing and bookkeeping fees	13,551
	Trustees' fees	56,684
	Custody fee	86,900
	Other liabilities	44,514
	Total Liabilities	225,375,256
	Net Assets	6,408,840,607

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Marsico Growth Master Portfolio

For the Period from April 1, 2007 through February 29, 2008

		($)
Investment Income	Dividends (net of foreign taxes withheld of $2,203,135)	68,806,160
	Interest	20,556,260
	Total Investment Income	89,362,420
Expenses	Investment advisory fee	36,479,028
	Administration fee	5,840,493
	Pricing and bookkeeping fees	144,965
	Trustees' fees	21,859
	Custody fee	438,091
	Other expenses	114,317
	Total Expenses	43,038,753
	Fees and expenses waived or reimbursed by investment advisor	(88,981)
	Custody earnings credit	(4,321)
	Net Expenses	42,945,451
	Net Investment Income	46,416,969
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized loss on:
	Investments	(29,663,481)
	Foreign currency transactions	(27,152)
	Net realized loss	(29,690,633)
	Net change in unrealized appreciation on investments	(17,836,114)
	Net Loss	(47,526,747)
	Net Decrease Resulting from Operations	(1,109,778)

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Marsico Growth Master Portfolio

For the Year Ended March 31, 2007

		($)
Investment Income	Dividends (net of foreign taxes withheld of $1,494,268)	40,236,226
	Interest	20,262,885
	Total Investment Income	60,499,111
Expenses	Investment advisory fee	30,737,961
	Administration fee	4,781,517
	Pricing and bookkeeping fees	159,989
	Trustees' fees	18,779
	Custody fee	205,178
	Other expenses	182,563
	Total Expenses	36,085,987
	Custody earnings credit	(13,273)
	Net Expenses	36,072,714
	Net Investment Income	24,426,397
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	Net realized gain on:
	Investments	14,444,635
	Foreign currency transactions	27,056
	Net realized gain	14,471,691
	Net change in net unrealized appreciation on investments	185,265,873
	Net Gain	199,737,564
	Net Increase Resulting from Operations	224,163,961

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Marsico Growth Master Portfolio

		Period Ended February 29,	Year Ended March 31,	Year Ended March 31,
Increase (Decrease) in Net Assets		2008 ($)	2007 ($)	2006 ($)
Operations	Net investment income	46,416,969	24,426,397	10,421,292
Net realized gain (loss) on investments and foreign	currency transactions	(29,690,633)	14,471,691	63,186,834
Net change in unrealized appreciation (depreciation)	on investments	(17,836,114)	185,265,873	401,511,091
	Net Increase (Decrease) Resulting from Operations	(1,109,778)	224,163,961	475,119,217
	Class A
	Contributions	1,957,854,003	2,188,083,613	2,106,018,060
	Withdrawals	(1,311,169,682)	(1,011,668,981)	(562,241,247)
	Net Contributions	646,684,321	1,176,414,632	1,543,776,813
	Total Increase in Net Assets	645,574,543	1,400,578,593	2,018,896,030
Net Assets	Beginning of period	5,763,266,064	4,362,687,471	2,343,791,441
	End of period	6,408,840,607	5,763,266,064	4,362,687,471

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Master Portfolio

	Period Ended February 29,		Year Ended March 31,
	2008 (a)		2007	2006	2005		2004		2003
Total return	0.70	%(b)	4.07%	15.11%	8.30%		33.81%		(18.90)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (c)	0.72	%(d)	0.73%	0.75%	0.83%		0.87%		0.87%
Interest expense	—		—	—	—	%(e)	—	%(e)	—	%(e)
Net expenses (c)	0.72	%(d)	0.73%	0.75%	0.83%		0.87%		0.87%
Net investment income (loss) (c)	0.78	%(d)	0.50%	0.31%	0.25%		0.07%		(0.05)%
Portfolio turnover rate	58	%(b)	42%	62%	62%		94%		107%

(a)  The Master Portfolio changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(b)  Not annualized.

(c)  The benefits derived from custody credits had an impact of less than 0.01%.

(d)  Annualized

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Marsico Growth Master Portfolio

February 29, 2008

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains only to Columbia Marsico Growth Master Portfolio (the "Master Portfolio").

The following investors were invested in the Master Portfolio at February 29, 2008:

Columbia Marsico Growth Master Portfolio:
Columbia Marsico Growth Fund	99.6%
Banc of America Capital Management Funds I, LLC – Growth Fund	0.4%

The series of the Master Trust serve as master portfolios for the Columbia Funds that operate as feeder funds in a master/feeder structure.

The Board of Trustees of the Master Portfolio approved a proposal to change the fiscal year-end of the Master Portfolio from March to February. Accordingly, the accompanying financial statements for the Master Portfolio pertain to the period from April 1, 2007 to February 29, 2008.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of their financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Master Portfolio's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Master Portfolio may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Master Portfolio's investment advisor, has determined are creditworthy. The Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including

Columbia Marsico Growth Master Portfolio

February 29, 2008

interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seeks to assert its rights.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

The Master Portfolio estimates components of distributions from real estate investment trusts (REITs). Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Master Portfolio no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio.

Expenses

General expenses of the Master Trust are allocated to the Master Portfolio and the other series of the Master Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Master Portfolio are charged to the Master Portfolio.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio's assets, income and distributions will be managed in such a way that the Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

Indemnification

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Portfolio's maximum exposure under these arrangements is unknown because this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents and by contract, the Trustees and officers of the Master Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Master Trust. However, based on experience, the Master Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at February 29, 2008, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$1,194,608,421
Unrealized depreciation	(226,224,984)
Net unrealized appreciation	968,383,437

Columbia Marsico Growth Master Portfolio

February 29, 2008

The Master Portfolio adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective September 28, 2007. FIN 48 requires management to determine whether a tax position of the Master Portfolio is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Master Portfolio. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Master Portfolio's financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Master Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Master Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Master Portfolio. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of the Master Portfolio at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.75%
$500 million to $1 billion	0.70%
$1 billion to $1.5 billion	0.65%
$1.5 billion to $3 billion	0.60%
$3 billion to $6 billion	0.58%
Over $6 billion	0.56%

Effective January 1, 2008, Columbia has contractually agreed to waive a portion of the investment advisory fees for the Master Portfolio through June 30, 2009. The waiver is based on the combined average daily net assets of the Master Portfolio and certain other Funds advised by Columbia and sub-advised by Marsico Capital Management, LLC ("Marsico"). For the period January 1, 2008 through February 29, 2008, Columbia waived investment advisory fees of $88,981 for the Fund.

For the period ended February 29, 2008, the annualized effective investment advisory fee rate for the Master Portfolio was 0.61% of the Master Portfolio's average daily net assets.

For the year ended March 31, 2007, the effective investment advisory fee rate for the Master Portfolio was 0.62% of the Master Portfolio's average daily net assets.

Sub-Advisory Fee

Marsico has been retained by Columbia to serve as the investment sub-advisor to the Master Portfolio. As the sub-advisor, Marsico is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory.

Prior to December 14, 2007, Marsico was a wholly owned subsidiary of BOA. Effective December 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, acquired ownership of Marsico from a subsidiary of BOA.

Columbia Marsico Growth Master Portfolio

February 29, 2008

Administration Fee

Columbia provides administrative and other services to the Master Portfolio. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.10% of the Master Portfolio's average daily net assets less the fees payable by the Master Portfolio as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

The Master Portfolio entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Master Portfolio. The Master Portfolio also entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Master Portfolio. Under the State Street Agreements, the Master Portfolio pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Master Portfolio for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Master Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

The Master Portfolio entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Master Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Master Portfolio shall reimburse Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Master Portfolio's portfolio securities. Prior to January 1, 2008, the Master Portfolio reimbursed Columbia for direct internal costs relating to accounting oversight services.

For the period ended February 29, 2008, and the year ended March 31, 2007, the amount charged to the Master Portfolio by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $5,908 and $120,944, respectively.

Fees Paid to Officers and Trustees

All officers of the Master Portfolio are employees of Columbia or its affiliates and receive no compensation from the Master Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a portfolio of Columbia Funds Series Trust, another registered investment company advised by Columbia. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the period ended February 29, 2008, and the year ended March 31, 2007, these custody credits reduced total expenses by $4,321 and $13,273, respectively, for the Master Portfolio.

Columbia Marsico Growth Master Portfolio

February 29, 2008

Note 6. Portfolio Information

For the year ended February 29, 2008, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
Master Portfolio	Purchases	Sales	Purchases	Sales
Columbia Marsico Growth Master Portfolio	$123,868,640	$88,252,087	$4,026,671,944	$3,433,116,178

Note 7. Line of Credit

The Master Portfolio and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund or master portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds or master portfolios. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund or master portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund or master portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the period ended February 29, 2008, the Master Portfolio did not borrow under these arrangements.

Note 8. Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure

Columbia Marsico Growth Master Portfolio

February 29, 2008

compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG SunAmerica Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against

Columbia Marsico Growth Master Portfolio

February 29, 2008

Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Master Portfolio, (constituting part of Columbia Funds Master Investment Trust, LLC, hereafter referred to as the "Portfolio") at February 29, 2008, the results of its operations, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2008

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), from 2000 through current. Oversees 69. None.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 69. Director—Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 69. None.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman—Conseco, Inc. (insurance), from September 2004 through current. Oversees 69. Director—Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; retired. Oversees 69. Trustee and Chairman—Research Foundation of CFA Institute; Director—MIT Investment Company; Trustee—MIT 401k Plan.

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held
Anthony M. Santomero (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor—McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current. Oversees 69. None.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group. Oversees 69. Board Member—Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer—Columbia Funds, since October 2003; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Vice President—Columbia Management Advisors, Inc., since April 2003; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October, 2004; Vice President—Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees of Columbia Funds Series Trust and Columbia Funds Master Investment Trust, LLC (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Master Portfolio, Columbia Large Cap Core Master Portfolio*, Columbia Marsico Focused Equities Master Portfolio*, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Master Portfolio*; and (ii) investment sub-advisory agreements with Marsico Capital Management ("Marsico Capital" or the "Sub-Adviser")† for Columbia Marsico Focused Equities Master Portfolio, Columbia Marsico 21st Century Fund and Columbia Marsico Growth Master Portfolio. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on October 15-17, 2007, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Boards also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Boards met in August and again in September for review and discussion of the materials described below. The Boards' review and conclusions are based on comprehensive consideration of all information presented to them and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The Boards also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Boards, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

*  At a meeting held in June 2007, the Boards voted to take various actions to convert Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II (collectively, the "Feeder Funds") into stand-alone funds, investing directly in individual portfolio securities rather than in Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio and Columbia Small Cap Growth Master Portfolio, respectively. Among other actions, the Board of Trustees of Columbia Funds Series Trust adopted an advisory agreement with CMA for the Feeder Funds and a sub-advisory agreement with Marsico Capital Management, LLC for Columbia Marsico Focused Equities Fund, on the same terms as are currently in place at the Master Portfolio-level. In recognition of the Feeder Funds' conversion into stand-alone funds, the Boards' review discussed herein was also applied at the Feeder Fund-level. The conversion is expected to take place in late February 2008.

†  Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, have signed a definitive agreement to buy back ownership of Marsico Capital from a subsidiary of Bank of America Corporation. As discussed in more detail in a shareholder report dated September 30, 2007 for Columbia Marsico Focused Equities Master Portfolio and Columbia Marsico Growth Master Portfolio and a shareholder report dated August 31, 2007 for Columbia Marsico 21st Century Fund, at a meeting held in August 2007, the Boards, including the Independent Trustees, unanimously approved new investment sub-advisory agreements with Marsico Capital in connection with the anticipated change of control of Marsico Capital and automatic termination of the existing investment sub-advisory agreements with Marsico Capital. In recognition of this pending transaction, the Boards' review discussed herein was to the existing and new investment sub-advisory agreements with Marsico Capital.

In addition, the Boards considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Boards evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. The Boards also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Boards concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

Fund Performance and Expenses. The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. They also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Boards also considered Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates. The Boards reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Boards also noted reductions in net advisory rates and/or total expenses of certain Funds across the fund complex. Additionally, the Boards received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Boards engaged in further review of the Columbia Convertible Securities Fund because its Actual Management Rate was appreciably above the median range of its Peer Group and its performance over some periods was appreciably below the median range of its Peer Group. However, the Boards noted factors such as the positive performance of the Fund relative to its performance Universe over some periods and a total expense ratio that was not appreciably above the median of its expense Universe, that outweighed the factors noted above.

The Boards also engaged in further review of Columbia Large Cap Core Master Portfolio because its Actual Management

Rate was appreciably above the median range of its Peer Group and its performance over some periods was appreciably below the median range of its Peer Group. However, the Boards noted such factors as performance that was above the median of its performance Universe over some periods and total expenses that were below the median of its expense Universe, that outweighed the factors noted above. The Boards separately considered Columbia Marsico Focused Equities Master Portfolio and Columbia Marsico Growth Master Portfolio because their Actual Management Rates and total expense ratios were appreciably above the median range of their Peer Groups and their performance over some periods was appreciably below the median range of their Peer Groups. However, the Boards noted factors such as the Funds' out-performance of the median of their Peer Groups and performance Universes in other measurement periods, as well as the Funds' new breakpoint compensation schedule, that outweighed the factors noted above.

The Boards concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates, including a new breakpoint fee schedule, charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds. The Boards concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

Profitability. The Boards received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Boards concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Boards concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including separate accounts and institutional investors. In this regard, the Boards concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Boards concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Boards review materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards review reports of CMA and the Sub-Adviser at each of their quarterly meetings, which include, among other things, Fund performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Boards concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc

October 19, 2007

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 0f the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable.

CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

III. Recommendations

1.  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3.  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

  Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

  Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

* * *

Respectfully submitted,
Steven E. Asher

Results of Special Meeting of Shareholders

Columbia Marsico 21st Century Fund

On October 22, 2007, a Special Meeting of Shareholders of Columbia Marsico 21st Century Fund (the "Meeting") was held to consider the following proposal listed on the Fund's Proxy Statement for the Meeting. The Meeting was adjourned to November 13, 2007, November 21, 2007, November 30, 2007 and December 10, 2007 in order to provide shareholders additional time to vote their shares. The votes cast on December 10, 2007 were as follows:

Proposal:

To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Series Trust on behalf of Columbia Marsico 21st Century Fund.

For	Against	Abstain	Non-Votes
203,749,050	5,529,908	11,460,397	—

The number of votes necessary to conduct the Meeting was obtained, and the new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Series Trust on behalf of Columbia Marsico 21st Century Fund was approved.

Columbia Marsico Growth Fund

Also on October 22, 2007, a Special Meeting of Shareholders of Columbia Marsico Growth Fund (the "Meeting") was held to consider the following proposal listed on the Fund's Proxy Statement for the Meeting. The Meeting was adjourned to November 13, 2007 in order to provide shareholders additional time to vote their shares. The votes cast on November 13, 2007 were as follows:

Proposal:

To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Master Investment Trust, LLC on behalf of Columbia Marsico Growth Master Portfolio.

For	Against	Abstain	Non-Votes
144,091,681	1,913,733	3,348,509	—

The number of votes necessary to conduct the Meeting was obtained, and the new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Master Investment Trust, LLC on behalf of Columbia Marsico Growth Master Portfolio was approved.

Columbia Marsico Focused Equities Fund

Also on October 22, 2007, a Special Meeting of Shareholders of Columbia Marsico Focused Equities Fund (the "Meeting") was held to consider the following proposal listed on the Fund's Proxy Statement for the Meeting. The Meeting was adjourned to November 13, 2007, November 21, 2007 and November 30, 2007 in order to provide shareholders additional time to vote their shares. The votes cast on November 30, 2007 were as follows:

Proposal:

To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Master Investment Trust, LLC on behalf of Columbia Marsico Focused Equities Master Portfolio and a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Series Trust on behalf of Columbia Marsico Focused Equities Fund1.

For	Against	Abstain	Non-Votes
99,733,273	1,610,948	3,621,847	—

The number of votes necessary to conduct the Meeting was obtained, and the new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Master Investment Trust, LLC on behalf of Columbia Marsico Focused Equities Master Portfolio and the new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Series Trust on behalf of Columbia Marsico Focused Equities Fund were approved.

1   The approval of the new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Series Trust on behalf of Columbia Marsico Focused Equities Fund was approved conditioned on the conversion of Columbia Marsico Focused Equities Fund to a stand-alone fund, investing directly in individual portfolio securities rather than in Columbia Marsico Focused Equities Master Portfolio.

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Important Information About This Report – Stock Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Stock Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses for a fund carefully before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about a fund. Read it carefully before investing.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and product for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Management®

Stock Funds

Annual Report, February 29, 2008

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SHC-42/151019-0208 (04/08) 08/54130

Columbia Management®

Annual Report

February 29, 2008

International/Global

Stock Funds

■  Columbia Global Value Fund

■  Columbia Multi-Advisor International Equity Fund

■  Columbia Marsico International Opportunities Fund

■  Columbia International Value Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Economic Update	1

Columbia Global Value Fund	2

Columbia Multi-Advisor International Equity Fund	7

Columbia Marsico International Opportunities Fund	12

Columbia International Value Fund	17

Investment Portfolios	23

Financial Statements	34

Report of Independent Registered Public Accounting Firm	78

Federal Income Tax Information	79

Columbia International Value Master Portfolio	80

Investment Portfolio	81

Financial Statements	84

Report of Independent Registered Public Accounting Firm	96

Fund Governance	97

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements	100

Summary of Management Fee Evaluation by Independent Fee Consultant	103

Results of Special Meeting of Shareholders	109

Important Information About This Report	113

The views expressed in this report reflects the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the funds' investment strategies, performance, and how that performance compared to the broader market. It's been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Manager's Reports. I believe these discussions reflect Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia Funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the funds' investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – International/Global Stock Funds

The global economy experienced generally solid growth throughout most of the 12-month period that began March 1, 2007 and ended February 29, 2008. However, most indicators suggest that world economic growth slowed in the fourth quarter of 2007 and into 2008. According to Moodys.com, global growth in 2007 stood at 4.7%. In 2008, estimates for growth run between 2.0% and 3.0%.

A recession for the U.S. economy?

In the United States, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy and food prices pinched household budgets and we anticipate these will weigh heavily on U.S. consumer spending in the months to come. Higher industrial metals prices also drove up manufacturing costs. To inject liquidity into the monetary system and shore up economic growth, the Federal Reserve Board (the Fed) cut a key short-term interest rate, the federal funds rate, from 5.25% to 3.0%, in several steps during the period.1

Japan's economic growth slipping

Outside the United States, Japan's economy is in danger of slipping to low single digits or even to recession despite robust growth late in 2007. The export market in Japan faces uncertainty in light of falling U.S. demand and a stronger yen. Consumers continued to rein in spending, corporate investment has declined and business confidence, as measured by the Bank of Japan's Tankan survey, fell sharply. Meanwhile, rising commodity prices have driven inflation higher.

Slower growth in the euro zone

Growth in the euro zone has shown signs of slowing compared to 2007. Credit markets in Europe and the United Kingdom have tightened, the result of stricter standards and higher borrowing costs that have come out of the U.S. subprime crisis. A strong euro has also weighed on exports, production and capital spending throughout the area, resulting in uncertainty for the investment markets.

Emerging markets continue robust growth

Meanwhile, emerging markets have continued to experience robust growth, helping to cushion the impact of slower growth within developed markets. To the extent that there has been any loss of momentum in Asia, Latin America, Eastern Europe and the Middle East, it has been cushioned by strong domestic demand and rising intraregional trade. In China, growth could fall into single digits but we believe it could still remain close to 10%.

Stocks retreat as economic storm clouds gather

Against a shifting economic backdrop, crises in the mortgage and credit markets and rising commodity prices, the U.S. stock market lost 3.60% for the 12-month period, as measured by the S&P 500 Index. Large-cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.2 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in developed markets outside the United States, gained 0.84% (in U.S. dollars) for the period as a weak second half wiped out solid gains that had been posted in first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 33.60% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.

1In March 2008, the federal funds rate was reduced to 2.25%.

2The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Summary

For the 12-month period that ended February 29, 2008

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 3.60%. Stock markets in developed countries outside the United States managed a modest positive return, as measured (in U.S. dollars) by the MSCI EAFE Index. Emerging markets continued on a tear of performance, gaining more than 30%, as measured by the MSCI Emerging Markets Index.

S&P Index	MSCI EAFE

MSCI Emerging Markets

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

The MSCI Emerging Markets Index (EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2007, the MSCI EMI consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Fund Profile – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/08

–10.43%

Class A shares (without sales charge)

–0.53%

MSCI World Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 01/31/08.

Summary

■  For the 12-month period that ended February 29, 2008, the fund's Class A shares returned negative 10.43% without sales charge.

■  Stock selection in the communications equipment and media industries, as well as exposure to positions in the thrifts & mortgage finance industry, weakened performance relative to the MSCI World Index1 for the period.

■  Share price appreciation for selected holdings in the diversified telecommunication services industry and an overweight allocation in this industry relative to the MSCI World Index helped temper declines.

Portfolio Management

Brandes Investment Partners, L.P. ("Brandes") is the investment sub-advisor to Columbia Global Value Fund. The following are the six voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the Fund: Glenn Carlson, Brent Woods, Amelia Morris, Keith Colestock, W. James Brown and Brent Fredberg. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1986, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. Amelia Morris has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1998-2004. Keith Colestock has served as Director of Investments since 2004, and served as a Senior Research Analyst from 2001-2004. W. James Brown has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1996-2004. Brent Fredberg has served as a Senior Research Analyst since 2003, and served as an Analyst from 1999-2003.

1The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Performance Information – Columbia Global Value Fund

Growth of a $10,000 investment 04/16/01 – 02/29/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/16/01 – 02/29/08 ($)

Sales charge	without	with
Class A	16,955	15,980
Class B	16,114	16,114
Class C	16,111	16,111
Class Z	17,252	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.56
Class B	2.31
Class C	2.31
Class Z	1.31

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		Z
Inception	04/16/01		04/16/01		04/16/01		04/16/01
Sales charge	without	with	without	with	without	with	without
1-year	–10.43	–15.58	–11.08	–14.53	–11.14	–11.83	–10.26
5-year	17.66	16.27	16.80	16.58	16.79	16.79	17.96
Life	7.99	7.06	7.19	7.19	7.19	7.19	8.26

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–16.14	–20.96	–16.74	–19.97	–16.74	–17.39	–15.91
5-year	17.23	15.84	16.34	16.12	16.34	16.34	17.53
Life	7.24	6.33	6.46	6.46	6.46	6.46	7.53

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

3

Understanding Your Expenses – Columbia Global Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	851.02	1,017.35	6.95	7.57	1.51
Class B	1,000.00	1,000.00	848.18	1,013.63	10.39	11.31	2.26
Class C	1,000.00	1,000.00	847.59	1,013.63	10.38	11.31	2.26
Class Z	1,000.00	1,000.00	851.81	1,018.60	5.80	6.32	1.26

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Managers' Report – Columbia Global Value Fund

For the 12-month period ended February 29, 2008, the fund's Class A shares returned negative 10.43% without sales charge. The fund trailed the MSCI World Index1, which shed 0.53% over the same period. Relative to the MSCI World Index, stock selection in the communications equipment and media industries, and exposure to positions in the thrifts & mortgage finance industry, detracted from performance.

Primary detractors to annual return

Declines among the fund's holdings in the thrifts & mortgage finance, communications equipment and commercial banking industries had the most negative impact upon results for the period. Holdings within these industries, such as Countrywide Financial, a U.S.-based thrifts & mortgage finance company; Nortel Networks, a communications equipment firm based in Canada;, and Fifth Third, a United States commercial bank, generally weighed on performance. Positions in the media and diversified financial services industries also posted negative performance. The portfolio's lack of exposure to the metals & mining and oil, gas & consumable fuels industries weighed on performance relative to the MSCI World Index.

On a country basis, declines for positions based in the United States, France and Japan tended to detract from results. Share price declines for holdings domiciled in these countries included U.S.-based media firm Gannett; Alcatel-Lucent, a French communications equipment firm; and Mitsubishi UFJ Financial Group, a commercial bank based in Japan. We continue to believe that these holdings offer the potential for long-term share price appreciation.

Top contributors to annual return

Although the fund posted negative performance, positions in the diversified telecommunication services and food products industries tended to make positive contributions to the period's return. Top-performing holdings from these industries included Tele Norte Leste, a Brazilian diversified telecommunication services firm, and Unilever, a Dutch food products company. Relative to the MSCI World Index, the fund also benefited from its overweight allocation to the diversified telecommunication services industry.

On a country basis, the fund benefited most from holdings based in the Netherlands and Brazil. Positions from these countries posting gains included ABN Amro, a Dutch commercial bank (no longer held); Koninklijke Ahold, a food products firm based in the Netherlands; and Brasil Telecom, a Brazilian diversified telecommunication services company. The fund also benefited from advances for positions based in Spain and Germany.

Portfolio changes

We sold selected holdings during the period as their prices climbed toward our estimates of their intrinsic values, including BT Group, Altria Group, and Schering-Plough. We also sold our position in Nestlé to pursue opportunities we believe to be more attractive. We established positions in companies whose shares we believe to be undervalued, including Washington Mutual, AstraZeneca and Mitsui Sumitomo Insurance Group.

1The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/08 ($)

Class A	9.33
Class B	9.05
Class C	9.05
Class Z	9.40

Distributions declared per share

03/01/07 – 02/29/08 ($)

Class A	3.08
Class B	3.00
Class C	3.00
Class Z	3.13

5

Portfolio Managers' Report (continued) – Columbia Global Value Fund

Top 5 sectors

as of 02/29/08 (%)

Financials	24.5
Health Care	18.9
Telecommunication Services	17.5
Information Technology	16.2
Consumer Discretionary	12.2

Top 10 holdings

as of 02/29/08 (%)

Deutsche Telekom AG	3.5
Nippon Telegraph & Telephone	3.4
Ford Motors	3.1
Pfizer	2.9
Boston Scientific	2.8
Mitsubishi UFJ Financial Group	2.6
Telecom Italia	2.6
GlaxoSmithKline PLC	2.5
General Motors	2.5
Hitachi	2.4

Holdings discussed in this report

as of 02/29/08 (%)
Countrywide Financial	1.0
Nortel Networks	0.3
Fifth Third	1.7
Gannett	2.1
Alcatel-Lucent	2.4
Mitsubishi UFJ Financial
Group	2.6
Tele Norte Leste	0.8
Unilever	1.6
Koninklijke Ahold	2.0
Brasil Telecom	1.1
Washington Mutual	2.2
AstraZeneca	2.1
Mitsui Sumitomo Insurance	2.1

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Looking ahead

Although we monitor short-term developments in global equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that very little short-term "market news" provides useful information to investors.

In all market environments, we search for and hold companies that we believe to be fundamentally sound, whose shares are trading at discounts to our estimates of their fair values. We believe this strategy has the potential to provide patient investors with favorable results.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data—Brandes Investment Partners, L.P.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

6

Fund Profile – Columbia Multi-Advisor International Equity Fund

Summary

■  For the 12-month period that ended February 29, 2008, the fund's Class A shares returned 5.14% without sales charge.

■  The fund's return was higher than the return of its benchmark, the MSCI EAFE Index.1

■  Stock selection drove returns for the fund.

Portfolio Management

Columbia Multi-Advisor International Equity Fund is managed by Marsico Capital Management, LLC ("Marsico") and Causeway Capital Management LLC ("Causeway"); both investment sub-advisors to the fund. Each sub-advisor manages approximately one-half of the fund's assets. James G. Gendelman manages Marsico's portion of the fund. He has been with Marsico since May 2000. Sarah Ketterer, Harry Hartford and James Doyle have co-managed Causeway's portion of the fund since May 2004 and have been with the firm since June 2001. Jonathan Eng has co-managed Causeway's portion of the fund since May 2004 and has been with the firm since July 2001. Kevin Durkin has co-managed the fund since January 2006 and has been with Causeway since June 2001.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.
Summary

1-year return as of 02/29/08

+5.14%

Class A shares (without sales charges)

+0.84%

MSCI EAFE Index

Morningstar Style Box

The Morningstar Style Box TM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 01/31/08.

7

Performance Information – Columbia Multi-Advisor International Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.20
Class B	1.95
Class C	1.95
Class R	1.45
Class Z	0.95

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 03/01/98 – 02/29/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)

Sales charge	without	with
Class A	20,055	18,908
Class B	18,366	18,366
Class C	18,605	18,605
Class R	19,948	n/a
Class Z	20,322	n/a

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		R	Z
Inception	06/03/92		06/07/93		06/17/92		01/23/06	12/02/91
Sales charge	without	with	without	with	without	with	without	without
1-year	5.14	–0.88	4.40	–0.16	4.37	3.46	4.87	5.42
5-year	20.29	18.87	19.42	19.22	19.75	19.75	20.16	20.57
10-year	7.21	6.58	6.27	6.27	6.41	6.41	7.15	7.35

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	1.34	–4.48	0.57	–3.82	0.57	–0.31	1.07	1.60
5-year	20.26	18.85	19.34	19.15	19.34	19.34	20.13	20.56
10-year	6.71	6.09	5.78	5.78	5.92	5.92	6.66	6.87

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares and Class Z shares are each sold only at net asset value (NAV), have limited eligibility and the investment minimum requirement may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Class R shares commenced operations on January 23, 2006 and have no performance prior to that date. Performance prior to January 23, 2006 is that of Class A shares at NAV, which reflect Rule 12b-1 fees of 0.25%. If Class R fees and expenses were included, performance would be lower.

8

Understanding Your Expenses – Columbia Multi-Advisor International Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	975.19	1,018.95	5.84	5.97	1.19
Class B	1,000.00	1,000.00	972.00	1,015.22	9.51	9.72	1.94
Class C	1,000.00	1,000.00	972.35	1,015.22	9.51	9.72	1.94
Class R	1,000.00	1,000.00	974.29	1,017.70	7.07	7.22	1.44
Class Z	1,000.00	1,000.00	976.98	1,020.19	4.62	4.72	0.94

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

9

Portfolio Managers' Report – Columbia Multi-Advisor International Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/08 ($)

Class A	15.77
Class B	14.47
Class C	14.29
Class R	15.76
Class Z	15.96

Distributions declared per share

03/01/07 – 02/29/08 ($)

Class A	2.39
Class B	2.27
Class C	2.27
Class R	2.35
Class Z	2.43

For the 12-month period that ended February 29, 2008, the fund's Class A shares returned 5.14% without sales charge. The MSCI EAFE Index returned 0.84%.1 The average return of the fund's peer group, the Lipper International Large-Cap Core Classification was 2.18%.2 In the portion of the fund sub-advised by Marsico Capital Management, LLC ("Marsico"), stocks in the energy, information technology and telecommunications services sectors were the biggest contributors to return. In financials, stock selection and an underweight in the poorly performing sector also aided results. The portion of the fund sub-advised by Causeway Capital Management LLC ("Causeway") benefited from stock selection and a significant underweight in the weak Japanese market.

Individual stock results boosted the Marsico-advised segment of the fund

Performance from the Marsico portion of the fund was enhanced by several high-performing stocks. Brazil-based energy company Petroleo Brasileiro rose significantly on the announcement of a major offshore oil discovery. Information technology holding Research In Motion, best known for its BlackBerry wireless device, was a portfolio leader, and wireless telecommunications services providers China Mobile Ltd. and Mexico-based America Movil SAB de CV, posted solid gains on continued strong subscriber growth in some emerging markets. Marsico reduced exposure to financials during the year; however, some financial holdings produced solid returns, including Uniao de Bancos Brasileiros.

Marsico's significant position in the weak consumer discretionary sector detracted from results, and exposure to the sector was modestly reduced during the 12-month period. Although active currency management is not a central part of Marsico's investment process, currency fluctuations had an adverse effect on results, as the euro and the yen appreciated substantially against the U.S. dollar. Because Marsico had relatively few securities priced in euros and the yen, the segment received limited benefit from rising currency valuations. Individual stocks that struggled included German automobile component company Continental AG and Japan's Chugai Pharmaceutical Company and Chuo Mitsui Trust Holdings. Both Japanese companies were sold.

Broad sector diversification aided the Causeway-advised position

Causeway's investments in the capital goods, telecommunications services, utilities, real estate and energy sectors were helpful for performance, with the largest single contributor being power utility E.ON in Germany. Other companies that aided return included: telecommunications services provider Telefonica in Spain; British American Tobacco in the United Kingdom; U.K. mining company Rio Tinto and oil service company Technip in France.

Disappointing results came from certain stocks in the materials, technology hardware, automobiles and components, pharmaceutical and transportation sectors. Swedish telecommunications equipment manufacturer Ericsson, a new addition to the portfolio, was the largest detractor from performance. Two U.K. banks, HBOS and Royal Bank of Scotland, also held back return. Condominium construction company Haseko and Yamaha Motor Co. in Japan disappointed on earnings.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

10

Portfolio Managers' Report (continued) – Columbia Multi-Advisor International Equity Fund

During the period, Causeway added several stocks to the portfolio, including paint materials company Akzo Nobel in the Netherlands, mining and equipment manufacturer Atlas Copco in Sweden, publisher Reed Elsevier in the United Kingdom (UK)/Netherlands and UniCredito Italiano, an Italian bank.

Companies that were eliminated included: bank holding company ABN Amro in the Netherlands; agricultural company Syngenta in Switzerland; pharmaceutical company Astellas in Japan; and telecommunications services provider Telenor in Norway.

Marsico and Causeway seek opportunities in a broad range of sectors

At the end of the period, Marsico's primary sector allocations included consumer discretionary, financials, consumer staples and materials. The most significant country exposures were to Switzerland, France, the UK, Brazil and Japan.

Causeway believes that investor skepticism is approaching levels last seen in the 2002-2003 time period, and has identified what it believes are undervalued stocks in a variety of sectors. Financial stocks appear the most depressed in terms of valuation. Other areas of deep undervaluation include the transportation, telecommunications equipment, autos, health care, energy services sectors and selected utility companies. Causeway has targeted companies in these areas that it believes to have superior financial strength and the potential to pay dividends, repurchase shares and make acquisitions at attractive prices.

Sources for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC and Causeway Capital Management LLC.

Causeway Capital Management LLC and Marsico Capital Management, LLC are co-investment sub-advisors of the fund.

Columbia Management Advisors, LLC ("CMA") has retained Marsico Capital Management, LLC ("MCM") and Causeway Capital Management LLC ("Causeway") to serve as investment sub-advisors to the Fund. As investment sub-advisors, MCM and Causeway each makes the investment decisions and manages a portion of the fund. MCM and Causeway each is an investment advisor registered with the Securities and Exchange Commission. MCM and Causeway are not affiliated with Bank of America.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/29/08 (%)

Financials	17.7
Consumer Discretionary	13.9
Industrials	12.4
Consumer Staples	9.2
Telecommunication Services	8.4

Top 10 holdings

as of 02/29/08 (%)

Petroleo Brasileiro SA	2.4
Samsung Electronics	2.2
Credit Suisse Group	2.2
Continental AG	2.1
Tesco PLC	2.0
Electricite de France	1.9
Veolia Environnement SA	1.9
Holcim	1.7
Telefonica SA	1.7
America Movil SAB de CV	1.7

Holdings discussed in this report

as of 02/29/08 (%)

Petroleo Brasileiro	2.4
Research in Motion	1.3
China Mobile Ltd.	0.8
America Movil SAB de CV	1.7
Uniao de Bancos Brasileiros	0.8
Continental AG	2.1
E.ON	1.1
Telefonica	1.7
British American Tobacco	1.6
Rio Tinto	0.5
Technip	1.4
Ericsson	1.2
HBOS	0.6
Royal Bank of Scotland	0.6
Haseko	0.5
Yamaha Motor Co.	0.6
Akzo Nobel	0.9
Atlas Copco	0.9
Reed Elsevier	0.7
UniCredito Italiano	0.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

11

Fund Profile – Columbia Marsico International Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/08

+10.55%

Class A shares (without sales charges)

+0.84%

MSCI EAFE Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 01/31/08.

Summary

■  For the 12-month period that ended February 29, 2008, the fund's Class A shares returned 10.55% without sales charge.

■  The fund outperformed its benchmark and peer group by a substantial margin.

■  The fund benefited from strong stock selection in the energy, information technology and telecommunications services sectors. Stock selection and an underweight in financials further aided performance.

Portfolio Management

James G. Gendelman has managed the fund since August 2000. He is associated with Marsico Capital Management, LLC, investment sub-advisor to the fund.

12

Performance Information – Columbia Marsico International Opportunities Fund

Growth of a $10,000 investment 08/01/00 – 02/29/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 08/01/00 – 02/29/08 ($)

Sales charge	without	with
Class A	19,390	18,275
Class B	18,309	18,309
Class C	18,320	18,320
Class R	19,293	n/a
Class Z	19,761	n/a

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		R	Z
Inception	08/01/00		08/01/00		08/01/00		01/23/06	08/01/00
Sales charge	without	with	without	with	without	with	without	without
1-year	10.55	4.17	9.68	4.81	9.67	8.70	10.26	10.77
5-year	22.99	21.54	22.05	21.87	22.07	22.07	22.87	23.28
Life	9.13	8.28	8.30	8.30	8.31	8.31	9.06	9.40

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	5.77	–0.33	5.01	0.35	5.01	4.08	5.56	6.04
5-year	22.30	20.87	21.39	21.21	21.37	21.37	22.18	22.60
Life	8.71	7.87	7.89	7.89	7.90	7.90	8.64	8.98

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares and Class Z shares are each sold only at net asset value (NAV), have limited eligibility and the investment minimum requirement may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Class R shares commenced operations on January 23, 2006 and have no performance prior to that date. Performance prior to January 23, 2006 is that of Class A shares at NAV, which reflect Rule 12b-1 fees of 0.25%. If Class R fees and expenses were included, performance would be lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.44
Class B	2.19
Class C	2.19
Class R	1.69
Class Z	1.19

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

13

Understanding Your Expenses – Columbia Marsico International Opportunities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,009.90	1,017.70	7.20	7.22	1.44
Class B	1,000.00	1,000.00	1,006.02	1,013.97	10.92	10.97	2.19
Class C	1,000.00	1,000.00	1,006.02	1,013.97	10.92	10.97	2.19
Class R	1,000.00	1,000.00	1,008.50	1,016.46	8.44	8.47	1.69
Class Z	1,000.00	1,000.00	1,011.09	1,018.95	5.95	5.97	1.19

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

14

Portfolio Manager's Report – Columbia Marsico International Opportunities Fund

For the 12-month period that ended February 29, 2008, the fund's Class A shares returned 10.55% without sales charge. The fund's benchmark, the MSCI EAFE Index, returned 0.84%.1 The fund's return was higher than the 5.49% average return of its peer group, the Lipper International Multi-Cap Growth Classification.2 All returns were measured in U.S. dollars. The fund benefited from strong stock selection in the energy, information technology and telecommunications services sectors. Stock selection and an underweight in financials further aided performance. By contrast, the fund's exposure to consumer discretionary stocks, which was higher than the index, hurt performance as the sector was among the weaker performing areas of the index. Currency fluctuations also detracted from performance.

Stock selection and sector weights aided performance

In aggregate, the fund's energy, information technology and telecommunications services positions performed well. Brazil-based energy services company Petroleo Brasileiro announced a major new offshore oil discovery, and its stock price soared for the 12-month period. Information technology holding Research In Motion, best known for its BlackBerry wireless device, was among the fund's leading individual positions. Wireless telecommunications services providers China Mobile Ltd. and Mexico-based America Movil SAB de CV posted solid gains as subscriber growth continued in a number of the emerging markets they serve.

A decision to reduce the fund's exposure to the financials sector early in the reporting period benefited the fund, as financials struggled during the period due to credit and liquidity concerns. Selected financial holdings posted solid gains that had a material, positive effect on performance, including Uniao de Bancos Brasileiros S/A.

Currency effect, consumer discretionary exposure hampered return

As the euro and the yen appreciated substantially relative to the U.S. dollar during the 12-month period, currency fluctuations hampered the fund's return because it had less exposure than the index to securities priced in euros and yen.

Although we modestly reduced the fund's exposure to consumer discretionary stocks as the year wore on, the fund maintained a significant exposure to the sector, which hurt performance, compared to the index. Consumer discretionary was a weak performer.

Certain individual positions also struggled during the annual period. German automobile component company Continental AG and Japan-headquartered Chugai Pharmaceutical Co. Ltd. and financial company Chuo Mitsui Trust Holdings, Inc.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/08 ($)

Class A	14.58
Class B	13.87
Class C	13.88
Class R	14.56
Class Z	14.79

Distributions declared per share

03/01/07 – 02/29/08 ($)

Class A	1.95
Class B	1.85
Class C	1.85
Class R	1.92
Class Z	1.99

15

Portfolio Manager's Report (continued) – Columbia Marsico International Opportunities Fund

Top 5 sectors

as of 02/29/08 (%)

Consumer Discretionary	15.9
Financials	13.4
Consumer Staples	11.5
Industrials	8.4
Telecommunication Services	8.3

Top 10 holdings

as of 02/29/08 (%)

Petroleo Brasileiro SA	4.6
Tesco PLC	3.9
Continental AG	3.8
Veolia Environnement	3.5
Holcim	3.2
America Movil SAB de CV	3.1
British Sky Broadcasting Group	3.1
Credit Suisse Group	3.0
Lonza Group AG	2.8
Electricite de France	2.7

Holdings discussed in this report

as of 02/29/08 (%)

Petroleo Brasilerio	4.6
Research in Motion	2.4
China Mobile Ltd.	1.4
America Movil SAB de CV	3.1
Uniao de Bancos Brasileiros	1.5
Continental AG	3.8

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

were among the fund's weakest performing individual positions. Chugai Pharmaceutical and Chuo Mitsui Trust were sold.

The fund's focus

At the end of the period, the fund's primary sector allocations included consumer discretionary, financials, consumer staples and materials. In terms of country allocations, the fund's most significant exposure was to Switzerland, France, the United Kingdom, Brazil and Japan. Country-level exposure is generally a residual of the fund's stock selection process rather than a major, proactive facet of its investment strategy.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Columbia Management Advisors, LLC ("CMA") has retained Marsico Capital Management, LLC ("MCM") to serve as investment sub-advisor to the fund. As investment sub-advisor, MCM makes the investment decisions and manages the fund. MCM is an investment advisor registered with the Securities and Exchange Commission and is an independently owned investment management firm. MCM is not affiliated with Bank of America.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

16

Fund Profile – Columbia International Value Fund

Summary

■  For the 11-month period that ended February 29, 2008, the fund's Class A shares returned negative 7.28% without sales charge.

■  Stock selection in the communications equipment industry, as well as a lack of exposure to positions in the metals and mining industry, weakened performance relative to the MSCI EAFE Index1 for the period.

■  Share price appreciation for selected holdings in the diversified telecommunication services industry and an overweight in this industry relative to the MSCI EAFE Index helped temper declines.

Portfolio Management

Brandes Investment Partners, L.P. ("Brandes") is the investment sub-advisor to Columbia International Value Fund. The following are the six voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the Fund: Glenn Carlson, Brent Woods, Amelia Morris, Keith Colestock, W. James Brown and Brent Fredberg. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1986, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. Amelia Morris has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1998-2004. Keith Colestock has served as Director of Investments since 2004, and served as a Senior Research Analyst from 2001-2004. W. James Brown has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1996-2004. Brent Fredberg has served as a Senior Research Analyst since 2003, and served as an Analyst from 1999-2003.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

11-month (cumulative) return as of 02/29/08

–7.28%

Class A shares (without sales charge)

–1.66%

MSCI EAFE Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 01/31/08.

17

Performance Information – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.32
Class B	2.07
Class C	2.07
Class Z	1.07

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 03/01/98 – 2/29/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)

Sales charge	without	with
Class A	30,209	28,472
Class B	28,053	28,053
Class C*	28,658	28,658
Class Z	30,769	n/a

*06/15/98 (inception) – 02/29/08

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		Z
Inception	12/27/95		05/22/98		06/15/98		12/27/95
Sales charge	without	with	without	with	without	with	without
11-month (cumulative)	–7.28	–12.62	–7.90	–11.51	–7.86	–8.58	–7.05
1-year	–4.67	–10.14	–5.40	–9.12	–5.36	–6.11	–4.42
5-year	22.11	20.67	21.18	21.00	21.21	21.21	22.42
10-year/Life	11.69	11.03	10.87	10.87	11.46	11.46	11.90

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
11-month (cumulative)	–12.13	–17.19	–12.73	–16.16	–12.75	–13.43	–11.95
1-year	–9.33	–14.55	–9.95	–13.49	–9.97	–10.67	–9.09
5-year	22.49	21.05	21.59	21.41	21.58	21.58	22.80
10-year/Life	10.34	9.69	9.53	9.53	11.09	11.09	10.55

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value (NAV) with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Class B shares commenced operations on May 22, 1998 and have no performance prior to that date. Performance prior to May 22, 1998 is that of Class A shares at NAV, which reflect Rule 12b-1 fees of 0.25%. If Class B shares Rule 12b-1 fees had been reflected, total returns would have been lower. Inception date for Class A shares is December 27, 1995.

18

Understanding Your Expenses – Columbia International Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	912.58	1,018.30	6.28	6.62	1.32
Class B	1,000.00	1,000.00	909.10	1,014.57	9.83	10.37	2.07
Class C	1,000.00	1,000.00	909.40	1,014.57	9.83	10.37	2.07
Class Z	1,000.00	1,000.00	913.48	1,019.54	5.09	5.37	1.07

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

19

Portfolio Managers' Report – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/08 ($)

Class A	18.95
Class B	18.39
Class C	18.37
Class Z	19.10

Distributions declared per share

04/01/07 – 02/29/08 ($)

Class A	5.77
Class B	5.62
Class C	5.62
Class Z	5.82

The Board of Trustees for Columbia International Value Fund has approved the change of the fund's fiscal year end from March 31 to the last day of February. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from March 1, 2008 through August 31, 2008.

For the 11-month period that ended February 29, 2008, the fund's Class A shares returned negative 7.28% without sales charge. The fund trailed the MSCI EAFE1 Index, which returned negative 1.66% over the same period. Relative to the MSCI EAFE Index, stock selection in the communications equipment, coupled with the fund's lack of exposure to securities in the metals & mining industry, weighed heaviest on performance.

Primary detractors to annual return

Declines for the fund's holdings in the communications equipment industry proved to be the largest detractor from both relative and absolute performance. Price declines in the commercial banking and pharmaceuticals industries also yielded unfavorable results during the period. The largest stock-specific declines in these industries included Nortel Networks, a Canadian communications equipment company, Mizuho Financial Group, a Japan-based commercial banking firm, and AstraZeneca, a U.K.-based pharmaceuticals firm. Other noteworthy detractors outside of these industries included ITV, a U.K.-based media company, and STMicroelectronics, a semiconductor & semiconductor equipment company based in the Netherlands. Although these positions have experienced price declines, we continue to believe these holdings offer the potential for long-term share price appreciation.

From a country perspective, holdings based in Japan and the United Kingdom were the largest detractors to the period's return. Positions such as Marks & Spencer, a U.K. multiline retailer, and Aiful, a Japanese consumer finance company, were among the largest detractors from these countries. Relative to the MSCI EAFE Index, stock selection and allocations in the United Kingdom, France and Germany also had a negative influence on performance. Declines for securities based in these countries, such as GlaxoSmithKline, a U.K.-based pharmaceutical firm; Alcatel-Lucent, a French communications equipment manufacturer; and Deutsche Telekom, a German diversified telecommunication services provider, also weighed on performance.

Top contributors to annual return

Although a number of fund holdings experienced declines during the period, advances for selected securities in the diversified telecommunication services, household durables, and food products industries tended to make positive contributions to the period's return. Some of the top-performing holdings from these industries included Telefonica, a Spanish diversified telecommunication services firm; LG Electronics, a South Korea-based household durables company; and Nestlé, a Swiss food products

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

20

Portfolio Managers' Report (continued) – Columbia International Value Fund company. Relative to the MSCI EAFE Index, the fund also benefited from stock selection in, and allocation to, the commercial banking industry.

On a country basis, the fund benefited most from its holdings within emerging markets, specifically Brazil. Key contributors from Brazil included Tele Norte Leste, a diversified telecommunication services firm, and Eletrobras, an electric utilities company. Among developed markets, the fund benefited most from positions based in Spain. Top contributors from Spain and Switzerland included Telefonica, a Spain-based diversified telecommunication services firm, and Swisscom, a Swiss diversified telecommunications firm.

Portfolio changes

During the period, our company-specific research and analysis dictated a number of changes. We sold selected holdings as their prices climbed toward our estimates of their intrinsic values, including Nestlé and LG Electronics. We also established positions in companies whose shares were trading at prices that we considered attractive, including AstraZeneca, Seven & I Holdings, and Ericsson Telephone.

Looking ahead

Although we monitor short-term developments in international equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that very little short-term "market news" provides useful information to investors.

In all market environments, we search for and hold companies that we believe to be fundamentally sound, whose shares are trading at discounts to our estimates of their fair values. We believe this strategy has the potential to provide patient investors with favorable results.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data—Brandes Investment Partners, L.P.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the master portfolio may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/29/08 (%)

Telecommunications Services	25.5
Financials	20.9
Information Technology	15.8
Health Care	12.8
Consumer Staples	11.2

Top 10 holdings

as of 02/29/08 (%)

Deutsche Telekom	4.2
Sanofi-Aventis	3.2
AstraZeneca PLC	3.0
Mitsubishi UFJ Financial Group	3.0
GlaxoSmithKline PLC	2.9
Mitsui Sumitomo Insurance	2.6
Unilever NV	2.5
Centrais Electricas Brasileiras SA	2.4
Swisscom AG	2.3
Seven & I Holdings	2.2

Holdings discussed in this report

as of 02/29/08 (%)

Nortel Networks	0.9
Mizuho Financial Group	2.2
AstraZeneca	3.0
ITV	1.5
STMicroelectronics	1.5
Marks & Spencer	1.2
Aiful	1.1
GlaxoSmithKline	2.9
Alcatel-Lucent	1.6
Deutsche Telekom	4.2
Telefonica	0.9
Tele Norte Leste	2.1
Eletrobras	2.4
Swisscom	2.3
Seven & I Holdings	2.2
Ericsson Telephone	2.2

The master portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

21

Financial Statements – International/Global Stock Funds
February 29, 2008

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

22

Investment Portfolio – Columbia Global Value Fund

February 29, 2008

Common Stocks – 99.4%
	Shares	Value ($)
Consumer Discretionary – 12.2%
Automobiles – 5.6%
Ford Motor Co. (a)(b)	1,190,800	7,775,924
General Motors Corp. (b)	260,700	6,069,096
Automobiles Total		13,845,020
Leisure Equipment & Products – 1.3%
Eastman Kodak Co. (b)	194,330	3,299,723
Leisure Equipment & Products Total		3,299,723
Media – 2.1%
Gannett Co., Inc.	168,600	5,083,290
Media Total		5,083,290
Multiline Retail – 1.3%
Marks & Spencer Group PLC	404,019	3,218,351
Multiline Retail Total		3,218,351
Specialty Retail – 1.9%
Home Depot, Inc.	181,100	4,808,205
Specialty Retail Total		4,808,205
Consumer Discretionary Total		30,254,589
Consumer Staples – 8.3%
Food & Staples Retailing – 5.4%
Carrefour SA	18,500	1,300,310
Koninklijke Ahold NV (a)	367,360	4,825,838
Safeway, Inc. (b)	134,900	3,877,026
SUPERVALU, Inc.	23,186	608,633
Wm. Morrison Supermarkets PLC	471,432	2,755,919
Food & Staples Retailing Total		13,367,726
Food Products – 2.9%
Kraft Foods, Inc., Class A	52,247	1,628,539
Sara Lee Corp.	135,760	1,714,649
Unilever NV	124,700	3,858,520
Food Products Total		7,201,708
Consumer Staples Total		20,569,434
Financials – 24.5%
Commercial Banks – 11.2%
Fifth Third Bancorp	178,725	4,092,803
Intesa Sanpaolo SpA	748,778	5,015,510
Mitsubishi UFJ Financial Group, Inc.	739,300	6,502,066
Mizuho Financial Group, Inc.	997	4,141,486
National City Corp. (b)	225,269	3,572,766
Royal Bank of Scotland Group PLC	21,681	163,415

	Shares	Value ($)
Sumitomo Mitsui Financial Group, Inc. (b)	597	4,295,049
Commercial Banks Total		27,783,095
Diversified Financial Services – 2.0%
CIT Group, Inc.	53,080	1,179,437
Citigroup, Inc.	160,877	3,814,394
Diversified Financial Services Total		4,993,831
Insurance – 6.4%
Aegon NV	298,264	4,452,470
Marsh & McLennan Companies, Inc.	28,700	730,989
Millea Holdings, Inc., Tokyo	148,000	5,462,076
Mitsui Sumitomo Insurance Co., Ltd.	498,000	5,248,438
Insurance Total		15,893,973
Thrifts & Mortgage Finance – 4.9%
Countrywide Financial Corp. (b)	392,562	2,477,066
Fannie Mae	24,350	673,278
Federal Home Loan Mortgage	130,208	3,278,637
Washington Mutual, Inc. (b)	375,000	5,550,000
Thrifts & Mortgage Finance Total		11,978,981
Financials Total		60,649,880
Health Care – 18.9%
Biotechnology – 1.9%
Amgen, Inc. (a)	103,400	4,706,768
Biotechnology Total		4,706,768
Health Care Equipment & Supplies – 2.8%
Boston Scientific Corp. (a)	538,536	6,780,168
Health Care Equipment & Supplies Total		6,780,168
Health Care Providers & Services – 0.8%
Tenet Healthcare Corp. (a)(b)	413,200	1,987,492
Health Care Providers & Services Total		1,987,492
Pharmaceuticals – 13.4%
AstraZeneca PLC	138,300	5,190,166
Bristol-Myers Squibb Co.	102,592	2,319,605
Daiichi Sankyo Co., Ltd.	47,100	1,465,022
GlaxoSmithKline PLC	283,353	6,212,494
Pfizer, Inc.	318,100	7,087,268
Sanofi-Aventis	78,649	5,830,092
Wyeth	116,700	5,090,454
Pharmaceuticals Total		33,195,101
Health Care Total		46,669,529

See Accompanying Notes to Financial Statements.

23

Columbia Global Value Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Industrials – 0.2%
Commercial Services & Supplies – 0.2%
Contax Participacoes SA, ADR	342,100	487,287
Commercial Services & Supplies Total		487,287
Industrials Total		487,287
Information Technology – 16.2%
Communications Equipment – 4.2%
Alcatel-Lucent (b)	697,000	4,102,473
Alcatel-Lucent, ADR (b)	303,202	1,779,796
Motorola, Inc.	93,600	933,192
Nortel Networks Corp. (a)	73,780	634,508
Telefonaktiebolaget LM Ericsson, Class B	1,369,600	2,948,765
Communications Equipment Total		10,398,734
Computers & Peripherals – 1.7%
Dell, Inc. (a)	208,580	4,140,313
Computers & Peripherals Total		4,140,313
Electronic Equipment & Instruments – 3.0%
FUJIFILM Holdings Corp.	38,000	1,426,020
Hitachi Ltd. (b)	836,000	6,026,407
Electronic Equipment & Instruments Total		7,452,427
IT Services – 0.3%
Unisys Corp. (a)	201,500	832,195
IT Services Total		832,195
Office Electronics – 1.6%
Xerox Corp.	272,200	4,001,340
Office Electronics Total		4,001,340
Semiconductors & Semiconductor Equipment – 4.8%
Intel Corp.	126,559	2,524,852
Micron Technology, Inc. (a)(b)	464,600	3,493,792
Samsung Electronics Co., Ltd.	4,900	2,876,611
STMicroelectronics NV (b)	244,800	2,940,558
Semiconductors & Semiconductor Equipment Total		11,835,813
Software – 0.6%
Microsoft Corp.	54,600	1,486,212
Software Total		1,486,212
Information Technology Total		40,147,034

	Shares	Value ($)
Materials – 1.6%
Chemicals – 1.6%
Akzo Nobel NV	54,700	4,005,594
Chemicals Total		4,005,594
Materials Total		4,005,594
Telecommunication Services – 17.5%
Diversified Telecommunication Services – 17.5%
AT&T, Inc.	106,115	3,695,986
Brasil Telecom Participacoes SA, ADR	39,700	2,743,270
Deutsche Telekom AG, Registered Shares (b)	449,603	8,541,373
KT Corp., ADR	123,920	3,010,017
Nippon Telegraph & Telephone Corp.	1,915	8,312,870
Tele Norte Leste Participacoes SA, ADR	78,500	1,964,855
Telecom Italia SpA	2,536,893	6,344,678
Telecom Italia SpA, Savings Shares	565,300	1,091,454
Telefonica SA	42,374	1,226,601
Telefonos de Mexico SA de CV, ADR, Class L	117,700	3,907,640
Verizon Communications, Inc.	66,400	2,411,648
Diversified Telecommunication Services Total		43,250,392
Telecommunication Services Total		43,250,392
Total Common Stocks (cost of $263,588,946)		246,033,739
Corporate Fixed-Income Bonds & Notes – 0.5%
	Par ($)
Technology – 0.5%
Semiconductors – 0.5%
Micron Technology, Inc. 1.875% 06/01/14	1,356,000	1,101,750
Semiconductors Total		1,101,750
Technology Total		1,101,750
Total Corporate Fixed-Income Bonds & Notes (cost of $1,356,000)		1,101,750

See Accompanying Notes to Financial Statements.

24

Columbia Global Value Fund

February 29, 2008

Securities Lending Collateral – 17.5%
	Shares	Value ($)
State Street Navigator Securities Lending Prime Portfolio (c) (7 day yield of 3.577%)	43,427,094	43,427,094
Total Securities Lending Collateral (cost of $43,427,094)		43,427,094
Total Investments – 117.4% (cost of $308,372,040)(d)		290,562,583
Other Assets & Liabilities, Net – (17.4)%		(43,083,760)
Net Assets – 100.0%		247,478,823

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at February 29, 2008. The total market value of securities on loan at February 29, 2008 is $40,616,991.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $308,372,040.

The Fund was invested in the following countries at February 29, 2008:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
United States*	$156,254,585	53.8
Japan	42,879,434	14.8
Netherlands	20,082,980	6.9
United Kingdom	17,540,345	6.0
France	13,012,670	4.5
Italy	12,451,642	4.3
Germany	8,541,373	2.9
South Korea	5,886,628	2.0
Brazil	5,195,412	1.8
Mexico	3,907,640	1.4
Sweden	2,948,765	1.0
Spain	1,226,601	0.4
Canada	634,508	0.2
	$290,562,583	100.0

* Includes securities lending collateral.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

25

Investment Portfolio – Columbia Multi-Advisor International Equity Fund

February 29, 2008

Common Stocks – 96.7%
	Shares	Value ($)
Consumer Discretionary – 13.9%
Auto Components – 2.1%
Continental AG	550,001	53,619,391
Auto Components Total		53,619,391
Automobiles – 1.8%
Bayerische Motoren Werke (BMW) AG	95,491	5,227,267
Honda Motor Co., Ltd.	874,800	26,718,513
Yamaha Motor Co., Ltd.	787,300	15,639,329
Automobiles Total		47,585,109
Hotels, Restaurants & Leisure – 2.7%
Accor SA	361,873	25,684,805
Compass Group PLC	1,240,013	8,010,488
Las Vegas Sands Corp. (a)	269,630	22,460,179
Shangri-La Asia Ltd.	4,691,918	13,946,009
Hotels, Restaurants & Leisure Total		70,101,481
Household Durables – 1.1%
Gafisa SA	832,897	16,277,716
Haseko Corp. (a)	8,711,599	13,093,478
Household Durables Total		29,371,194
Leisure Equipment & Products – 0.6%
Sankyo Co., Ltd.	309,700	16,546,635
Leisure Equipment & Products Total		16,546,635
Media – 3.7%
British Sky Broadcasting Group PLC	3,789,319	42,494,060
JC Decaux SA	606,675	18,249,508
Publicis Groupe	449,357	16,288,453
Reed Elsevier NV	993,149	18,419,318
Media Total		95,451,339
Multiline Retail – 0.5%
PPR	99,567	13,605,588
Multiline Retail Total		13,605,588
Specialty Retail – 1.1%
Esprit Holdings Ltd.	1,045,000	12,987,427
Yamada Denki Co., Ltd.	166,160	14,525,612
Specialty Retail Total		27,513,039
Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd. (b)	2,341,000	6,883,455
Yue Yuen Industrial Holdings Ltd.	426,333	1,253,586
Textiles, Apparel & Luxury Goods Total		8,137,041
Consumer Discretionary Total		361,930,817

	Shares	Value ($)
Consumer Staples – 9.2%
Beverages – 1.5%
C&C Group PLC	926,694	6,177,202
Heineken NV	570,606	32,173,844
Beverages Total		38,351,046
Food & Staples Retailing – 2.0%
Tesco PLC	6,801,974	53,648,565
Food & Staples Retailing Total		53,648,565
Food Products – 3.3%
Groupe Danone	218,966	17,209,234
Nestle SA, Registered Shares	74,077	35,404,465
Unilever NV	422,296	13,066,861
Unilever PLC	607,577	19,168,380
Food Products Total		84,848,940
Household Products – 0.8%
Reckitt Benckiser Group PLC	392,883	21,257,063
Household Products Total		21,257,063
Tobacco – 1.6%
British American Tobacco PLC	1,109,488	41,536,821
Tobacco Total		41,536,821
Consumer Staples Total		239,642,435
Energy – 8.1%
Energy Equipment & Services – 3.3%
Aker Kvaerner ASA	674,750	16,084,065
Cie Generale de Geophysique-Veritas (a)	61,335	15,033,392
Precision Drilling Trust	820,082	18,205,529
Technip SA	450,341	36,611,984
Energy Equipment & Services Total		85,934,970
Oil, Gas & Consumable Fuels – 4.8%
BP PLC	2,013,654	21,787,783
CNOOC Ltd.	9,370,089	15,658,435
Petroleo Brasileiro SA, ADR	540,966	63,476,950
Royal Dutch Shell PLC, Class A	161,743	5,821,998
Royal Dutch Shell PLC, Class B	473,736	16,672,573
Oil, Gas & Consumable Fuels Total		123,417,739
Energy Total		209,352,709
Financials – 17.7%
Capital Markets – 4.0%
Credit Suisse Group, Registered Shares	1,150,851	56,513,795
Daiwa Securities Group, Inc.	220,000	2,035,400

See Accompanying Notes to Financial Statements.

26

Columbia Multi-Advisor International Equity Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Julius Baer Holding AG	336,494	24,909,978
Man Group PLC	1,796,213	19,573,660
Capital Markets Total		103,032,833
Commercial Banks – 7.4%
Allied Irish Banks PLC	985,276	20,106,241
Anglo Irish Bank Corp., PLC	493,020	6,967,381
BNP Paribas	215,976	19,401,216
HBOS PLC	1,262,223	14,964,846
HSBC Holdings PLC	970,708	14,777,661
ICICI Bank Ltd., ADR	472,849	24,512,492
Mitsubishi UFJ Financial Group, Inc.	2,723,200	23,950,259
Royal Bank of Scotland Group PLC	1,989,486	14,995,210
Shinhan Financial Group Co., Ltd.	257,478	13,882,081
Uniao de Bancos Brasileiros SA, GDR	155,678	21,113,050
UniCredito Italiano SpA	2,425,383	17,794,820
Commercial Banks Total		192,465,257
Diversified Financial Services – 2.1%
Bovespa Holding SA	2,073,673	32,495,024
ING Groep NV	659,342	21,961,397
Diversified Financial Services Total		54,456,421
Insurance – 3.7%
Aviva PLC	1,490,498	17,947,875
AXA SA	682,837	23,024,401
Manulife Financial Corp.	506,960	19,655,163
Sony Financial Holdings, Inc. (a)(b)	390	1,536,139
Sony Financial Holdings, Inc. (a)	3,246	12,785,400
Zurich Financial Services AG	72,412	22,694,677
Insurance Total		97,643,655
Real Estate Management & Development – 0.5%
CapitaLand Ltd.	2,881,000	12,694,670
Real Estate Management & Development Total		12,694,670
Financials Total		460,292,836
Health Care – 7.2%
Biotechnology – 1.4%
Actelion Ltd., Registered Shares (a)	263,260	13,753,532
CSL Ltd.	657,513	22,068,341
Biotechnology Total		35,821,873

	Shares	Value ($)
Life Sciences Tools & Services – 1.5%
Lonza Group AG, Registered Shares	291,225	38,406,171
Life Sciences Tools & Services Total		38,406,171
Pharmaceuticals – 4.3%
GlaxoSmithKline PLC	738,190	16,184,764
Novartis AG, Registered Shares	365,746	17,976,154
Roche Holding AG, Genusschein Shares	112,906	22,173,793
Sanofi-Aventis (b)	50,150	3,717,519
Sanofi-Aventis	292,333	21,670,058
Takeda Pharmaceutical Co., Ltd.	277,200	15,408,614
Teva Pharmaceutical Industries Ltd., ADR	287,267	14,096,192
Pharmaceuticals Total		111,227,094
Health Care Total		185,455,138
Industrials – 12.4%
Aerospace & Defense – 1.4%
BAE Systems PLC	3,135,856	29,843,020
MTU Aero Engines Holding AG	132,327	6,703,132
Aerospace & Defense Total		36,546,152
Air Freight & Logistics – 1.9%
Deutsche Post AG, Registered Shares	631,195	20,838,112
TNT NV	714,006	28,113,906
Air Freight & Logistics Total		48,952,018
Airlines – 0.4%
British Airways PLC (a)	2,079,817	10,520,818
Airlines Total		10,520,818
Building Products – 0.5%
Daikin Industries Ltd.	295,688	13,229,326
Building Products Total		13,229,326
Construction & Engineering – 1.2%
Vinci SA	457,533	31,549,476
Construction & Engineering Total		31,549,476
Electrical Equipment – 1.6%
ABB Ltd., Registered Shares	574,057	14,321,866
Alstom	69,070	14,479,652
Vestas Wind Systems A/S (a)	129,086	13,163,820
Electrical Equipment Total		41,965,338
Industrial Conglomerates – 2.0%
Koninklijke Philips Electronics NV	498,033	19,463,641
Siemens AG, Registered Shares	254,147	32,440,263
Industrial Conglomerates Total		51,903,904

See Accompanying Notes to Financial Statements.

27

Columbia Multi-Advisor International Equity Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Machinery – 1.6%
Atlas Copco AB	1,533,000	23,800,745
GEA Group AG (a)	313,828	10,251,587
Hitachi Construction Machinery Co., Ltd.	249,698	6,782,246
Machinery Total		40,834,578
Marine – 0.3%
Stolt-Nielsen SA	360,164	8,880,166
Marine Total		8,880,166
Road & Rail – 0.3%
All America Latina Logistica SA	689,232	7,743,722
Road & Rail Total		7,743,722
Trading Companies & Distributors – 0.9%
Marubeni Corp.	3,094,000	23,349,305
Trading Companies & Distributors Total		23,349,305
Transportation Infrastructure – 0.3%
China Merchants Holdings International Co., Ltd.	1,283,000	6,882,270
Transportation Infrastructure Total		6,882,270
Industrials Total		322,357,073
Information Technology – 6.6%
Communications Equipment – 2.4%
Research In Motion Ltd. (a)	321,942	33,417,580
Telefonaktiebolaget LM Ericsson, Class B	14,076,000	30,305,798
Communications Equipment Total		63,723,378
Computers & Peripherals – 0.3%
FUJITSU Ltd.	1,064,000	7,573,300
Computers & Peripherals Total		7,573,300
Electronic Equipment & Instruments – 0.4%
HON HAI Precision Industry Co., Ltd.	1,596,000	9,492,727
Electronic Equipment & Instruments Total		9,492,727
Semiconductors & Semiconductor Equipment – 2.2%
Samsung Electronics Co., Ltd.	100,011	58,712,801
Semiconductors & Semiconductor Equipment Total		58,712,801
Software – 1.3%
Nintendo Co., Ltd.	66,300	32,919,022
Software Total		32,919,022
Information Technology Total		172,421,228

	Shares	Value ($)
Materials – 7.7%
Chemicals – 3.4%
Akzo Nobel NV	324,733	23,779,679
Bayer AG	466,166	35,495,885
Johnson Matthey PLC	186,137	7,147,322
Potash Corp. of Saskatchewan, Inc.	142,306	22,612,423
Chemicals Total		89,035,309
Construction Materials – 2.9%
Cemex SA de CV, ADR, COP (a)	341,473	9,407,581
CRH PLC	599,326	22,076,635
Holcim Ltd., Registered Shares	426,854	43,489,571
Construction Materials Total		74,973,787
Containers & Packaging – 0.5%
Smurfit Kappa Group PLC (a)(b)	6,700	95,604
Smurfit Kappa Group PLC (a)	953,502	13,605,783
Containers & Packaging Total		13,701,387
Metals & Mining – 0.5%
Rio Tinto PLC	118,053	13,228,481
Metals & Mining Total		13,228,481
Paper & Forest Products – 0.4%
UPM-Kymmene Oyj	571,953	9,881,495
Paper & Forest Products Total		9,881,495
Materials Total		200,820,459
Telecommunication Services – 8.4%
Diversified Telecommunication Services – 3.7%
France Telecom SA (b)	290,760	9,770,071
France Telecom SA	675,121	22,685,308
Telefonica SA	1,501,002	43,449,528
TELUS Corp.	452,108	20,220,263
Diversified Telecommunication Services Total		96,125,170
Wireless Telecommunication Services – 4.7%
America Movil SAB de CV, Series L, ADR	709,389	42,889,659
China Mobile Ltd.	1,335,000	20,086,452
LG Telecom Ltd.	209,100	1,773,130
MTN Group Ltd.	1,183,002	18,547,868
Rogers Communications, Inc., Class B	414,219	16,349,919
Vodafone Group PLC	6,948,716	22,301,286
Wireless Telecommunication Services Total		121,948,314
Telecommunication Services Total		218,073,484

See Accompanying Notes to Financial Statements.

28

Columbia Multi-Advisor International Equity Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Utilities – 5.5%
Electric Utilities – 3.3%
E.ON AG	157,437	29,583,670
Electricite de France	526,613	49,192,219
Public Power Corp.	154,552	6,583,939
Electric Utilities Total		85,359,828
Gas Utilities – 0.3%
Enagas SA	272,194	8,182,784
Gas Utilities Total		8,182,784
Multi-Utilities – 1.9%
Veolia Environnement	544,139	48,431,709
Multi-Utilities Total		48,431,709
Utilities Total		141,974,321
Total Common Stocks (cost of $2,162,969,027)		2,512,320,500
Short-Term Obligation – 4.2%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08 at 2.920%, collateralized by U.S. Government Agency Obligations with various maturities to 02/21/13, market value $112,082,194 (repurchase proceeds $109,904,737)	109,878,000	109,878,000
Total Short-Term Obligation (cost of $109,878,000)		109,878,000
Total Investments – 100.9% (cost of $2,272,847,027) (c)		2,622,198,500
Other Assets & Liabilities, Net – (0.9)%		(23,876,671)
Net Assets – 100.0%		2,598,321,829

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers. As of February 29, 2008, these securities, which are not illiquid, amounted to $22,002,788 which represents 0.8% of net assets.

(c)  Cost for federal income tax purposes is $2,286,612,050.

The Fund was invested in the following countries at February 29, 2008:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
United Kingdom	$411,882,674	15.7
France	386,604,593	14.7
Switzerland	289,644,002	11.1
Japan	226,092,578	8.6
Germany	194,159,307	7.4
Netherlands	156,978,647	6.0
Brazil	141,106,462	5.4
United States*	132,338,179	5.0
Canada	130,460,877	5.0
Hong Kong	77,697,633	3.0
South Korea	74,368,012	2.8
Ireland	69,028,847	2.6
Sweden	54,106,544	2.1
Mexico	52,297,240	2.0
Spain	51,632,311	2.0
India	24,512,492	0.9
Australia	22,068,341	0.8
South Africa	18,547,868	0.7
Italy	17,794,819	0.7
Norway	16,084,065	0.6
Israel	14,096,192	0.5
Denmark	13,163,820	0.5
Singapore	12,694,670	0.5
Finland	9,881,495	0.4
Taiwan	9,492,727	0.4
Luxembourg	8,880,166	0.3
Greece	6,583,939	0.3
	$2,622,198,500	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

COP	Certificates of Participation

GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

29

Investment Portfolio – Columbia Marsico International Opportunities Fund

February 29, 2008

Common Stocks – 94.9%
	Shares	Value ($)
Consumer Discretionary – 15.9%
Auto Components – 3.8%
Continental AG	1,279,312	124,719,645
Auto Components Total		124,719,645
Hotels, Restaurants & Leisure – 3.6%
Accor SA	439,636	31,204,221
Las Vegas Sands Corp. (a)	628,177	52,327,144
Shangri-La Asia Ltd.	10,992,665	32,674,015
Hotels, Restaurants & Leisure Total		116,205,380
Household Durables – 1.1%
Gafisa SA	1,949,968	38,109,185
Household Durables Total		38,109,185
Media – 4.4%
British Sky Broadcasting Group PLC	8,898,756	99,792,145
JC Decaux SA	1,411,136	42,448,655
Media Total		142,240,800
Multiline Retail – 1.0%
PPR	231,594	31,646,757
Multiline Retail Total		31,646,757
Specialty Retail – 2.0%
Esprit Holdings Ltd.	2,448,000	30,424,133
Yamada Denki Co., Ltd.	389,630	34,061,232
Specialty Retail Total		64,485,365
Consumer Discretionary Total		517,407,132
Consumer Staples – 11.5%
Beverages – 2.3%
Heineken NV	1,328,282	74,895,703
Beverages Total		74,895,703
Food & Staples Retailing – 3.9%
Tesco PLC	15,821,511	124,787,504
Food & Staples Retailing Total		124,787,504
Food Products – 3.8%
Groupe Danone	513,044	40,321,759
Nestle SA, Registered Shares	173,716	83,026,068
Food Products Total		123,347,827
Household Products – 1.5%
Reckitt Benckiser Group PLC	920,249	49,790,373
Household Products Total		49,790,373
Consumer Staples Total		372,821,407

	Shares	Value ($)
Energy – 6.8%
Energy Equipment & Services – 1.1%
Cie Generale de Geophysique-Veritas (a)	143,665	35,212,722
Energy Equipment & Services Total		35,212,722
Oil, Gas & Consumable Fuels – 5.7%
CNOOC Ltd.	21,938,300	36,661,278
Petroleo Brasileiro SA, ADR	1,267,103	148,681,866
Oil, Gas & Consumable Fuels Total		185,343,144
Energy Total		220,555,866
Financials – 13.4%
Capital Markets – 6.4%
Credit Suisse Group, Registered Shares	1,987,043	97,575,915
Daiwa Securities Group, Inc.	519,000	4,801,694
Julius Baer Holding AG	789,101	58,415,569
Man Group PLC	4,201,248	45,781,765
Capital Markets Total		206,574,943
Commercial Banks – 3.8%
Anglo Irish Bank Corp., PLC	1,157,797	16,362,091
ICICI Bank Ltd., ADR	1,099,856	57,016,535
Uniao de Bancos Brasileiros SA, GDR	365,075	49,511,472
Commercial Banks Total		122,890,098
Diversified Financial Services – 2.3%
Bovespa Holding SA (a)	4,842,882	75,889,287
Diversified Financial Services Total		75,889,287
Real Estate Management & Development – 0.9%
CapitaLand Ltd.	6,748,000	29,733,994
Real Estate Management & Development Total		29,733,994
Financials Total		435,088,322
Health Care – 8.0%
Biotechnology – 2.6%
Actelion Ltd., Registered Shares (a)	616,598	32,213,023
CSL Ltd.	1,543,210	51,795,302
Biotechnology Total		84,008,325
Life Sciences Tools & Services – 2.8%
Lonza Group AG, Registered Shares	677,394	89,333,367
Life Sciences Tools & Services Total		89,333,367

See Accompanying Notes to Financial Statements.

30

Columbia Marsico International Opportunities Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Pharmaceuticals – 2.6%
Roche Holding AG, Genusschein Shares	264,082	51,863,494
Teva Pharmaceutical Industries Ltd., ADR	673,076	33,027,839
Pharmaceuticals Total		84,891,333
Health Care Total		258,233,025
Industrials – 8.4%
Aerospace & Defense – 0.5%
MTU Aero Engines Holding AG	309,951	15,700,820
Aerospace & Defense Total		15,700,820
Building Products – 0.9%
Daikin Industries Ltd.	692,624	30,988,571
Building Products Total		30,988,571
Electrical Equipment – 3.0%
ABB Ltd., Registered Shares (a)	1,347,218	33,611,081
Alstom	161,932	33,946,995
Vestas Wind Systems A/S (a)	302,075	30,804,742
Electrical Equipment Total		98,362,818
Machinery – 1.2%
GEA Group AG	735,079	24,012,281
Hitachi Construction Machinery Co., Ltd.	584,530	15,876,885
Machinery Total		39,889,166
Road & Rail – 0.6%
All America Latina Logistica SA	1,614,391	18,138,152
Road & Rail Total		18,138,152
Trading Companies & Distributors – 1.7%
Marubeni Corp.	7,262,000	54,803,702
Trading Companies & Distributors Total		54,803,702
Transportation Infrastructure – 0.5%
China Merchants Holdings International Co., Ltd.	3,004,000	16,114,062
Transportation Infrastructure Total		16,114,062
Industrials Total		273,997,291
Information Technology – 8.1%
Communications Equipment – 2.4%
Research In Motion Ltd. (a)	755,652	78,436,678
Communications Equipment Total		78,436,678

	Shares	Value ($)
Computers & Peripherals – 0.5%
FUJITSU Ltd.	2,495,000	17,758,818
Computers & Peripherals Total		17,758,818
Electronic Equipment & Instruments – 0.7%
HON HAI Precision Industry Co., Ltd.	3,734,000	22,209,174
Electronic Equipment & Instruments Total		22,209,174
Semiconductors & Semiconductor Equipment – 2.1%
Samsung Electronics Co., Ltd.	114,644	67,303,301
Semiconductors & Semiconductor Equipment Total		67,303,301
Software – 2.4%
Nintendo Co., Ltd.	155,500	77,208,264
Software Total		77,208,264
Information Technology Total		262,916,235
Materials – 7.9%
Chemicals – 3.1%
Bayer AG	414,597	31,569,200
Johnson Matthey PLC	435,989	16,741,182
Potash Corp. of Saskatchewan, Inc.	333,322	52,964,866
Chemicals Total		101,275,248
Construction Materials – 3.8%
Cemex SA de CV, ADR, COP	801,909	22,092,593
Holcim Ltd., Registered Shares	1,005,396	102,433,714
Construction Materials Total		124,526,307
Metals & Mining – 1.0%
Rio Tinto PLC	276,842	31,021,652
Metals & Mining Total		31,021,652
Materials Total		256,823,207
Telecommunication Services – 8.3%
Diversified Telecommunication Services – 1.3%
Telefonica SA	1,443,812	41,794,047
Diversified Telecommunication Services Total		41,794,047

See Accompanying Notes to Financial Statements.

31

Columbia Marsico International Opportunities Fund

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Wireless Telecommunication Services – 7.0%
America Movil SAB de CV, Series L, ADR	1,665,912	100,721,040
China Mobile Ltd.	3,126,930	47,047,887
MTN Group Ltd.	2,753,846	43,176,572
Rogers Communications, Inc., Class B	972,743	38,395,799
Wireless Telecommunication Services Total		229,341,298
Telecommunication Services Total		271,135,345
Utilities – 6.6%
Electric Utilities – 3.1%
Electricite de France	933,231	87,175,408
Public Power Corp.	361,682	15,407,709
Electric Utilities Total		102,583,117
Multi-Utilities – 3.5%
Veolia Environnement	1,265,677	112,653,018
Multi-Utilities Total		112,653,018
Utilities Total		215,236,135
Total Common Stocks (cost of $2,610,476,417)		3,084,213,965
Short-Term Obligation – 5.8%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08 at 2.920%, collateralized by U.S. Government Agency Obligations with various maturities to 01/23/23, market value $191,824,142 (repurchase proceeds $188,107,762)	188,062,000	188,062,000
Total Short-Term Obligation (cost of $188,062,000)		188,062,000
Total Investments – 100.7% (cost of $2,798,538,417) (b)		3,272,275,965
Other Assets & Liabilities, Net – (0.7)%		(24,186,622)
Net Assets – 100.0%		3,248,089,343

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $2,819,919,074.

The Fund was invested in the following countries at February 29, 2008:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Switzerland	$548,472,231	16.8
France	414,609,535	12.7
United Kingdom	367,914,622	11.2
Brazil	330,329,961	10.1
United States*	240,389,144	7.3
Japan	235,499,167	7.2
Germany	196,001,946	6.0
Canada	169,797,343	5.2
Mexico	122,813,632	3.8
Hong Kong	99,823,226	3.0
Netherlands	74,895,703	2.3
South Korea	67,303,301	2.1
Bermuda	63,098,148	1.9
India	57,016,535	1.7
Australia	51,795,302	1.6
South Africa	43,176,572	1.3
Spain	41,794,048	1.3
Israel	33,027,839	1.0
Denmark	30,804,742	0.9
Singapore	29,733,994	0.9
Taiwan	22,209,174	0.7
Ireland	16,362,091	0.5
Greece	15,407,709	0.5
	$3,272,275,965	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

COP	Certificates of Participation

GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

32

Investment Portfolio – Columbia International Value Fund

February 29, 2008

Investment Company – 100.1%
Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia International Value Master Portfolio (a)	2,952,485,318
Total Investments – 100.1%	2,952,485,318
Other Assets & Liabilities, Net – (0.1)%	(4,010,643)
Net Assets – 100.0%	2,948,474,675

Notes to Investment Portfolio:

(a)  The financial statements of Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Columbia International Value Fund's financial statements.

Columbia International Value Fund invests only in Columbia International Value Master Portfolio. At February 29, 2008, Columbia International Value Fund owned 87.0% of Columbia International Value Master Portfolio. Columbia International Value Master Portfolio was invested in the following countries at February 29, 2008.

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Japan	$996,500,533	27.2
United Kingdom	468,107,801	12.8
France	358,841,199	9.8
Netherlands	339,145,585	9.2
United States*	312,982,436	8.5
South Korea	224,387,447	6.1
Brazil	194,290,391	5.3
Germany	169,267,090	4.6
Italy	117,129,336	3.2
Switzerland	77,364,663	2.1
Sweden	75,254,973	2.0
Portugal	70,420,242	1.9
Mexico	64,269,888	1.8
Bermuda	54,398,275	1.5
Taiwan	50,271,582	1.4
New Zealand	33,071,211	0.9
Spain	31,432,928	0.9
Canada	30,191,418	0.8
	$3,667,326,998	100.0

* Includes short-term obligation and securities lending collateral.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

See Accompanying Notes to Financial Statements.

33

Statements of Assets and Liabilities – International/Global Stock Funds
February 29, 2008

	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia Multi-Advisor International Equity Fund	Columbia Marsico International Opportunities Fund	Columbia International Value Fund
Assets
Investments, at identified cost	308,372,040	2,272,847,027	2,798,538,417	—
Investment in Columbia International Master Portfolio, at identified cost	—	—	—	2,868,665,464
Total investments, at identified cost	308,372,040	2,272,847,027	2,798,538,417	2,868,665,464
Investments, at value (including securities on loan of $40,616,991, $—, $— and $—, respectively)	290,562,583	2,622,198,500	3,272,275,965	—
Investment in Columbia International Master Portfolio, at value	—	—	—	2,952,485,318
Total investments, at value	290,562,583	2,622,198,500	3,272,275,965	2,952,485,318
Cash	95,864	1,522	546	—
Foreign currency (cost of $—, $5,001,834, $11,125,564 and $—, respectively)	—	5,233,615	11,687,496	—
Receivable for:
Investments sold	—	8,588,816	14,130,514	—
Fund shares sold	54,518	6,866,051	4,517,808	672,904
Dividends	1,029,118	4,135,176	2,629,759	—
Interest	6,356	8,912	15,254	—
Foreign tax reclaims	185,692	355,340	184,753	—
Securities lending income	29,072	—	—	—
Other assets	2,549	19,045	23,081	—
Total assets	291,965,752	2,647,406,977	3,305,465,176	2,953,158,222
Liabilities
Collateral on securities loaned	43,427,094	—	—	—
Payable for:
Investments purchased	—	45,817,693	50,759,664	—
Fund shares redeemed	503,573	774,468	2,771,685	3,094,808
Investment advisory fee	190,663	1,228,434	2,018,497	—
Administration fee	29,489	330,937	529,861	410,235
Transfer agent fee	67,299	537,686	585,147	670,961
Trustees' fees	70,448	102,264	77,723	34,328
Pricing and bookkeeping fees	8,554	14,371	13,799	3,167
Service and distribution fees	97,914	13,982	229,815	337,359
Custody fee	14,086	179,060	238,736	564
Chief compliance officer expenses	136	253	280	363
Other liabilities	77,673	86,000	150,626	131,762
Total liabilities	44,486,929	49,085,148	57,375,833	4,683,547
Net Assets	247,478,823	2,598,321,829	3,248,089,343	2,948,474,675
Net Assets Consist of
Paid-in capital	246,236,369	2,229,205,881	2,768,240,510	2,661,202,812
Undistributed (overdistributed) net investment income	136,018	1,525,298	(243,027)	(639,760)
Accumulated net realized gain	18,886,693	17,943,537	5,763,304	204,089,723
Unrealized appreciation (depreciation) on:
Investments	(17,809,457)	349,351,473	473,737,548	83,819,854
Foreign currency translations	29,200	295,640	591,008	2,046
Net Assets	247,478,823	2,598,321,829	3,248,089,343	2,948,474,675

See Accompanying Notes to Financial Statements.

34

Statements of Assets and Liabilities (continued) – International/Global Stock Funds
February 29, 2008

	Columbia Global Value Fund	Columbia Multi-Advisor International Equity Fund	Columbia Marsico International Opportunities Fund	Columbia International Value Fund
Class A
Net assets	$85,256,729	$41,659,925	$599,355,749	$868,941,793
Shares outstanding	9,142,204	2,641,886	41,117,860	45,862,904
Net asset value per share (a)(b)	$9.33	$15.77	$14.58	$18.95
Maximum sales charge	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (c)	$9.90	$16.73	$15.47	$20.11
Class B
Net assets	$22,942,621	$3,545,459	$44,224,260	$65,705,437
Shares outstanding	2,536,036	245,089	3,188,065	3,572,563
Net asset value and offering price per share (a)(b)	$9.05	$14.47	$13.87	$18.39
Class C
Net assets	$72,404,580	$3,863,083	$109,553,408	$127,019,634
Shares outstanding	8,002,960	270,279	7,892,598	6,915,786
Net asset value and offering price per share (a)(b)	$9.05	$14.29	$13.88	$18.37
Class R
Net assets	—	$196,198	$3,723,700	—
Shares outstanding	—	12,452	255,748	—
Net asset value and offering price per share (b)	—	$15.76	$14.56	—
Class Z
Net assets	$66,874,893	$2,549,057,164	$2,491,232,226	$1,886,807,811
Shares outstanding	7,112,403	159,677,841	168,436,969	98,800,760
Net asset value and offering price per share (b)	$9.40	$15.96	$14.79	$19.10

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

(b)  Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

35

Statements of Operations – International/Global Stock Funds
For the Year Ended February 29, 2008

	($)	($)	($)
	Columbia Global Value Fund	Columbia Multi-Advisor International Equity Fund	Columbia Marsico International Opportunities Fund
Net Investment Income
Income
Dividends	10,154,734	73,628,146	77,480,420
Interest	407,312	4,755,931	6,892,465
Securities lending	373,339	—	—
Foreign taxes withheld	(570,596)	(5,822,034)	(5,659,600)
Total income	10,364,789	72,562,043	78,713,285
Expenses
Investment advisory fee	3,094,056	16,139,511	26,230,465
Administration fee	483,369	4,370,355	7,047,989
Distribution fee:
Class B	229,339	32,086	341,360
Class C	711,533	29,773	768,813
Class R	—	570	14,392
Service fee:
Class A	274,911	113,671	1,385,598
Class B	76,573	10,695	113,787
Class C	237,178	9,924	256,271
Transfer agent fee	373,499	2,782,701	3,650,757
Trustees' fees	19,013	34,129	47,186
Pricing and bookkeeping fees	113,215	167,402	163,530
Custody fee	63,880	1,051,417	1,217,530
Chief compliance officer expenses	837	1,729	1,958
Other expenses	218,484	415,526	523,420
Expenses before interest expense	5,895,887	25,159,489	41,763,056
Interest expense	5,220	161	—
Total Expenses	5,901,107	25,159,650	41,763,056
Fees waived by transfer agent	(29,027)	—	—
Expense reductions	(1,319)	(3,398)	(4,814)
Net Expenses	5,870,761	25,156,252	41,758,242
Net Investment Income	4,494,028	47,405,791	36,955,043
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	76,215,812	252,320,609	310,099,249
Foreign currency transactions	73,753	(1,325,760)	(2,523,839)
Net realized gain	76,289,565	250,994,849	307,575,410
Net change in unrealized appreciation (depreciation) on:
Investments	(109,513,024)	(161,860,789)	(25,911,030)
Foreign currency translations	21,445	323,995	675,757
Net change in unrealized depreciation	(109,491,579)	(161,536,794)	(25,235,273)
Net Gain (Loss)	(33,202,014)	89,458,055	282,340,137
Net Increase (Decrease) Resulting from Operations	(28,707,986)	136,863,846	319,295,180

See Accompanying Notes to Financial Statements.

36

Statements of Operations – International/Global Stock Funds
For the Period April 1, 2007 through February 29, 2008

		($)
		Columbia International Value Fund
Net Investment Income	Allocated from Master Portfolio:
	Dividends	146,417,411
	Interest	2,870,208
	Securities lending	7,237,904
	Foreign taxes withheld	(16,644,326)
	Total income	139,881,197
Expenses	Expenses allocated from Master Portfolio	27,810,002
	Administration fee	5,790,419
	Distribution fee:
	Class B	659,123
	Class C	1,078,760
	Service fee:
	Class A	2,395,704
	Class B	219,708
	Class C	359,586
	Transfer agent fee	2,599,854
	Trustees' fees	8,191
	Pricing and bookkeeping fees	37,438
	Custody fee	3,761
	Chief compliance officer expenses	2,281
	Other expenses	320,131
	Expenses before interest expense	41,284,958
	Interest expense allocated from Master Portfolio	13,494
	Total Expenses	41,298,452
	Expense reductions	(1,287)
	Net Expenses	41,297,165
	Net Investment Income	98,584,032
Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency	Net realized gain (loss) allocated from Master Portfolio:
	Investments	700,187,095
	Foreign currency transactions	(574,548)
	Net realized gain	699,612,547
	Net change in unrealized appreciation (depreciation)
	allocated from Master Portfolio on:
	Investments	(1,006,346,037)
	Foreign currency translations	2,046
	Net change in unrealized depreciation	(1,006,343,991)
	Net Loss	(306,731,444)
	Net Decrease Resulting from Operations	(208,147,412)

See Accompanying Notes to Financial Statements.

37

Statements of Operations – International/Global Stock Funds
For the Year Ended March 31, 2007

		($)
		Columbia International Value Fund
Net Investment Income	Allocated from Master Portfolio:
	Dividends	106,615,626
	Interest	3,495,576
	Securities lending	176,682
	Foreign taxes withheld	(14,349,735)
	Total income	95,938,149
Expenses	Expense allocated from Master Portfolio	31,305,660
	Administration fee	6,574,153
	Distribution fee:
	Class B	828,303
	Class C	1,250,669
	Service fee:
	Class A	2,608,553
	Class B	275,768
	Class C	416,456
	Transfer agent fee	2,239,351
	Trustees' fees	4,420
	Pricing and bookkeeping fees	38,000
	Custody fee	3,694
	Chief compliance officer expenses	15,000
	Other expenses	477,150
	Expenses before interest expense	46,037,177
	Interest expense allocated from Master Portfolio	100,973
	Total Expenses	46,138,150
	Custody earnings credit	(2)
	Net Expenses	46,138,148
	Net Investment Income	49,800,001
Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency	Net realized gain (loss) allocated from Master Portfolio on:
	Investments	527,667,570
	Foreign currency transactions	(103,288)
	Net realized gain	527,564,282
	Net change in unrealized appreciation allocated from Master Portfolio on investments	153,551,812
	Net Gain	681,116,094
	Net Increase Resulting from Operations	730,916,095

See Accompanying Notes to Financial Statements.

38

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Statements of Changes in Net Assets – International/Global Stock Funds

Increase (Decrease) in Net Assets	Columbia Global Value Fund
	Year Ended February 29, 2008 ($)	Period April 1, 2006 through February 28, 2007 ($)(a)	Year Ended March 31, 2006 ($)(b)
Operations
Net investment income	4,494,028	3,180,639	4,412,062
Net realized gain on investments and foreign currency transactions	76,289,565	32,736,059	45,763,032
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(109,491,579)	25,778,020	8,211,557
Net Increase (Decrease) Resulting from Operations	(28,707,986)	61,694,718	58,386,651
Distributions to Shareholders
From net investment income:
Class A	(1,567,658)	(1,115,509)	(1,607,238)
Class B	(249,270)	(141,425)	(193,527)
Class C	(780,753)	(421,070)	(566,207)
Class R	—	—	—
Class Z	(1,934,018)	(1,346,589)	(1,889,769)
From net realized gains:
Class A	(23,179,285)	(11,632,080)	(10,816,648)
Class B	(6,609,269)	(3,180,286)	(2,930,464)
Class C	(20,675,384)	(9,399,411)	(8,527,095)
Class R	—	—	—
Class Z	(23,227,721)	(11,446,370)	(11,034,915)
Total Distributions to Shareholders	(78,223,358)	(38,682,740)	(37,565,863)
Net Capital Share Transactions	(7,040,838)	(23,369,387)	(53,212,638)
Redemption Fees	2,569	133	6,409
Net increase (decrease) in net assets	(113,969,613)	(357,276)	(32,385,441)
Net Assets
Beginning of period	361,448,436	361,805,712	394,191,153
End of period	247,478,823	361,448,436	361,805,712
Undistributed (overdistributed) net investment income, at end of period	136,018	136,233	(37,653)

(a)  The Fund changed its fiscal year end from March 31 to February 28.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c) Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

40

Increase (Decrease) in Net Assets	Columbia Multi-Advisor International Equity Fund
	Year Ended February 29, 2008 ($)	Period April 1, 2006 through February 28, 2007 ($)(a)	Year Ended March 31, 2006 ($)(b)(c)
Operations
Net investment income	47,405,791	24,175,273	24,979,674
Net realized gain on investments and foreign currency transactions	250,994,849	153,707,979	100,155,277
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(161,536,794)	96,887,071	245,698,943
Net Increase (Decrease) Resulting from Operations	136,863,846	274,770,323	370,833,894
Distributions to Shareholders
From net investment income:
Class A	(686,104)	(428,664)	(659,146)
Class B	(37,636)	(19,976)	(54,487)
Class C	(39,622)	(14,554)	(37,728)
Class R	(2,602)	(88)	—
Class Z	(46,387,190)	(30,472,550)	(31,480,778)
From net realized gains:
Class A	(5,210,962)	(2,804,766)	(117,095)
Class B	(506,006)	(352,937)	(15,697)
Class C	(509,045)	(248,645)	(10,870)
Class R	(16,475)	(760)	—
Class Z	(303,780,102)	(139,660,682)	(4,959,178)
Total Distributions to Shareholders	(357,175,744)	(174,003,622)	(37,334,979)
Net Capital Share Transactions	414,955,380	413,598,181	314,805,596
Redemption Fees	100,210	46,137	85,589
Net increase (decrease) in net assets	194,743,692	514,411,019	648,390,100
Net Assets
Beginning of period	2,403,578,137	1,889,167,118	1,240,777,018
End of period	2,598,321,829	2,403,578,137	1,889,167,118
Undistributed (overdistributed) net investment income, at end of period	1,525,298	(2,033,283)	2,959,262

See Accompanying Notes to Financial Statements.

41

Statements of Changes in Net Assets – International/Global Stock Funds

Increase (Decrease) in Net Assets	Columbia Marsico International Opportunities Fund
	Year Ended February 29,	Period April 1, 2006 through February 28,	Year Ended March 31,
	2008 ($)	2007 ($)(a)	2006 ($)(b)(c)
Operations
Net investment income	36,955,043	5,991,152	14,343,377
Net realized gain on investments and foreign currency transactions	307,575,410	167,200,080	105,171,566
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(25,235,273)	70,095,454	334,148,519
Net Increase Resulting from Operations	319,295,180	243,286,686	453,663,462
Distributions to Shareholders
From net investment income:
Class A	(6,000,204)	(705,016)	(673,266)
Class B	(182,059)	—	(25,905)
Class C	(427,958)	—	(35,514)
Class R	(28,304)	(25)	—
Class Z	(31,597,573)	(8,785,511)	(13,730,080)
From net realized gains:
Class A	(63,183,126)	(18,748,499)	(2,342,643)
Class B	(5,237,440)	(2,827,610)	(733,735)
Class C	(12,094,981)	(5,404,208)	(905,216)
Class R	(362,700)	(2,083)	—
Class Z	(282,135,527)	(153,382,234)	(44,042,015)
Total Distributions to Shareholders	(401,249,872)	(189,855,186)	(62,488,374)
Net Capital Share Transactions	425,971,698	880,284,675	497,956,843
Redemption Fees	171,065	147,099	74,419
Net increase (decrease) in net assets	344,188,071	933,863,274	889,206,350
Net Assets
Beginning of period	2,903,901,272	1,970,037,998	1,080,831,648
End of period	3,248,089,343	2,903,901,272	1,970,037,998
Overdistributed net investment income, at end of period	(243,027)	(231,207)	(188,173)

(a)  The Fund changed its fiscal year end from March 31 to February 28.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c)  Class R shares commenced operations on January 23, 2006.

(d)  The Fund changed its fiscal year end from March 31 to February 29.

(e)  Allocated from the Columbia International Value Master Portfolio.

See Accompanying Notes to Financial Statements.

42

Increase (Decrease) in Net Assets	Columbia International Value Fund
	Period April 1, 2007 through February 29,		Year Ended March 31,
	2008 ($)(d)		2007 ($)	2006 ($)(b)
Operations
Net investment income	98,584,032		49,800,001	55,948,248
Net realized gain on investments and foreign currency transactions	699,612,547	(e)	527,564,282 (e)	419,727,139 (e)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,006,343,991	)(e)	153,551,812 (e)	325,598,798 (e)
Net Increase Resulting from Operations	(208,147,412)		730,916,095	801,274,185
Distributions to Shareholders
From net investment income:
Class A	(27,918,974)		(14,062,577)	(13,554,265)
Class B	(1,850,854)		(831,862)	(849,180)
Class C	(3,327,093)		(1,277,433)	(1,241,566)
Class R	—		—	—
Class Z	(67,852,888)		(38,271,216)	(41,987,784)
From net realized gains:
Class A	(208,438,120)		(133,186,314)	(80,743,259)
Class B	(18,635,133)		(14,213,607)	(9,872,590)
Class C	(31,809,203)		(21,458,685)	(14,428,275)
Class R	—		—	—
Class Z	(482,123,535)		(327,372,752)	(219,470,441)
Total Distributions to Shareholders	(841,955,800)		(550,674,446)	(382,147,360)
Net Capital Share Transactions	(8,396,283)		(52,838,946)	(298,375,693)
Redemption Fees	46,621		23,212	26,466
Net increase (decrease) in net assets	(1,058,452,874)		127,425,915	120,777,598
Net Assets
Beginning of period	4,006,927,549		3,879,501,634	3,758,724,036
End of period	2,948,474,675		4,006,927,549	3,879,501,634
Overdistributed net investment income, at end of period	(639,760)		(868,572)	(1,362,887)

See Accompanying Notes to Financial Statements.

43

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Global Value Fund
	Year Ended February 29, 2008		Period April 1, 2006 through February 28, 2007(a)		Year Ended March 31, 2006(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,068,641	12,280,663	507,852	6,234,060	782,321	9,365,169
Distributions reinvested	1,409,664	15,698,266	677,655	8,073,965	627,069	7,394,243
Redemptions	(1,839,496)	(22,637,914)	(2,142,135)	(27,440,371)	(2,525,651)	(30,787,226)
Net increase (decrease)	638,809	5,341,015	(956,628)	(13,132,346)	(1,116,261)	(14,027,814)
Class B
Subscriptions	122,757	1,334,049	57,713	669,475	52,030	603,742
Distributions reinvested	469,136	5,100,186	214,575	2,493,940	201,980	2,335,797
Redemptions	(542,419)	(6,566,242)	(411,089)	(5,112,740)	(543,340)	(6,518,689)
Net increase (decrease)	49,474	(132,007)	(138,801)	(1,949,325)	(289,330)	(3,579,150)
Class C
Subscriptions	608,059	6,607,458	265,740	3,090,467	251,550	2,917,979
Distributions reinvested	1,269,712	13,771,241	542,320	6,299,932	507,965	5,878,873
Redemptions	(1,299,441)	(14,921,991)	(844,215)	(10,531,306)	(1,692,295)	(20,303,890)
Net increase (decrease)	578,330	5,456,708	(36,155)	(1,140,907)	(932,780)	(11,507,038)
Class R
Subscriptions	—	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—
Net increase	—	—	—	—	—	—
Class Z
Subscriptions	174,778	2,476,861	77,106	990,210	99,864	1,249,681
Distributions reinvested	523,401	5,903,524	221,067	2,654,514	215,318	2,549,447
Redemptions	(2,240,452)	(26,086,939)	(844,896)	(10,791,533)	(2,267,347)	(27,897,764)
Net increase (decrease)	(1,542,273)	(17,706,554)	(546,723)	(7,146,809)	(1,952,165)	(24,098,636)

(a)  The Fund changed its fiscal year end from March 31 to February 28.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A Shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c)  Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

44

	Columbia Multi-Advisor International Equity Fund
	Year Ended February 29, 2008		Period April 1, 2006 through February 28, 2007(a)		Year Ended March 31, 2006(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	279,307	5,013,967	246,296	4,090,985	828,166	11,591,725
Distributions reinvested	274,882	4,766,717	164,201	2,577,920	40,034	598,503
Redemptions	(416,613)	(7,445,176)	(305,760)	(5,021,053)	(613,569)	(8,708,059)
Net increase (decrease)	137,576	2,335,508	104,737	1,647,852	254,631	3,482,169
Class B
Subscriptions	42,538	694,899	73,218	1,148,080	50,551	654,567
Distributions reinvested	28,416	454,115	21,922	317,813	4,221	59,058
Redemptions	(114,525)	(1,882,359)	(114,268)	(1,745,679)	(548,793)	(7,322,140)
Net increase (decrease)	(43,571)	(733,345)	(19,128)	(279,786)	(494,021)	(6,608,515)
Class C
Subscriptions	63,769	1,039,478	50,049	755,638	46,051	597,349
Distributions reinvested	20,804	328,159	9,455	135,989	1,695	23,496
Redemptions	(38,964)	(628,565)	(50,884)	(763,338)	(39,653)	(544,148)
Net increase (decrease)	45,609	739,072	8,620	128,289	8,093	76,697
Class R
Subscriptions	10,813	192,947	—	—	641	10,000
Distributions reinvested	944	16,160	54	848	—	—
Net increase	11,757	209,107	54	848	641	10,000
Class Z
Subscriptions	29,780,555	529,844,907	29,617,296	494,909,239	29,576,179	428,179,217
Distributions reinvested	9,513,725	166,769,150	4,785,183	76,057,365	945,004	14,279,007
Redemptions	(15,647,030)	(284,209,019)	(9,476,848)	(158,865,626)	(8,652,086)	(124,612,979)
Net increase (decrease)	23,647,250	412,405,038	24,925,631	412,100,978	21,869,097	317,845,245

See Accompanying Notes to Financial Statements.

45

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Marsico International Opportunities Fund
	Year Ended February 29, 2008		Period April 1, 2006 through February 28, 2007(a)		Year Ended March 31, 2006(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	15,417,945	245,380,080	22,207,553	325,872,746	6,971,318	91,118,859
Distributions reinvested	3,961,661	62,848,181	1,232,103	16,701,761	210,420	2,347,543
Redemptions	(8,697,841)	(136,048,578)	(3,230,260)	(46,565,461)	(1,582,402)	(19,129,687)
Net increase (decrease)	10,681,765	172,179,683	20,209,396	296,009,046	5,599,336	74,336,715
Class B
Subscriptions	618,773	9,325,803	1,087,372	15,228,249	819,860	10,178,988
Distributions reinvested	303,053	4,580,606	180,410	2,319,207	58,866	608,666
Redemptions	(611,315)	(9,240,833)	(427,989)	(5,859,979)	(344,914)	(4,019,311)
Net increase (decrease)	310,511	4,665,576	839,793	11,687,477	533,812	6,768,343
Class C
Subscriptions	2,443,130	36,990,703	3,098,833	43,346,809	1,866,439	23,534,616
Distributions reinvested	581,617	8,799,576	271,026	3,501,534	53,792	556,701
Redemptions	(1,211,536)	(18,180,319)	(560,377)	(7,685,227)	(417,286)	(4,986,807)
Net increase (decrease)	1,813,211	27,609,960	2,809,482	39,163,116	1,502,945	19,104,510
Class R
Subscriptions	220,431	3,443,611	143,911	2,169,971	719	10,000
Distributions reinvested	24,255	384,691	149	2,109	—	—
Redemptions	(126,202)	(2,014,871)	(7,515)	(113,038)	—	—
Net increase	118,484	1,813,431	136,545	2,059,042	719	10,000
Class Z
Subscriptions	34,078,759	544,925,397	47,299,125	686,561,674	49,626,607	620,212,978
Distributions reinvested	5,717,686	91,962,656	2,765,514	37,896,505	982,103	10,995,097
Redemptions	(25,785,783)	(417,185,005)	(13,255,504)	(193,092,185)	(19,053,206)	(233,470,800)
Net increase (decrease)	14,010,662	219,703,048	36,809,135	531,365,994	31,555,504	397,737,275

(a)  The Fund changed its fiscal year end from March 31 to February 28.

(b)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A Shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(c)  Class R shares commenced operations on January 23, 2006.

(d)  The Fund changed its fiscal year end from March 31 to February 29.

See Accompanying Notes to Financial Statements.

46

	Columbia International Value Fund
	Period April 1, 2007 through February 29, 2008(d)		Year Ended March 31, 2007		Year Ended March 31, 2006(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	6,963,850	167,927,752	8,880,356	221,294,787	6,416,451	145,804,563
Distributions reinvested	9,033,316	200,011,381	5,124,801	122,140,018	3,450,611	76,113,968
Redemptions	(11,402,581)	(269,881,480)	(13,194,201)	(330,986,223)	(10,002,540)	(227,527,415)
Net increase (decrease)	4,594,585	98,057,653	810,956	12,448,582	(135,478)	(5,608,884)
Class B
Subscriptions	109,653	2,387,237	78,369	1,825,379	63,568	1,389,435
Distributions reinvested	769,033	16,698,978	527,817	12,265,228	400,209	8,662,512
Redemptions	(1,659,578)	(38,345,749)	(935,890)	(22,742,025)	(844,568)	(18,933,756)
Net increase (decrease)	(780,892)	(19,259,534)	(329,704)	(8,651,418)	(380,791)	(8,881,809)
Class C
Subscriptions	468,652	10,111,547	309,929	7,245,205	296,520	6,485,987
Distributions reinvested	1,073,059	23,122,601	659,733	15,324,874	484,198	10,468,868
Redemptions	(1,346,352)	(31,293,914)	(1,135,070)	(27,767,999)	(1,301,945)	(29,006,055)
Net increase (decrease)	195,359	1,940,234	(165,408)	(5,197,920)	(521,227)	(12,051,200)
Class R
Subscriptions	—	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—
Redemptions	—	—	—	—	—	—
Net increase	—	—	—	—	—	—
Class Z
Subscriptions	3,639,693	86,356,426	1,879,407	46,956,866	1,454,440	33,673,200
Distributions reinvested	13,242,447	296,255,061	7,900,734	189,194,368	5,611,054	124,261,806
Redemptions	(19,414,198)	(471,746,123)	(11,511,055)	(287,589,424)	(18,953,240)	(429,768,806)
Net increase (decrease)	(2,532,058)	(89,134,636)	(1,730,914)	(51,438,190)	(11,887,746)	(271,833,800)

See Accompanying Notes to Financial Statements.

47

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$13.43		$12.64		$11.98		$12.04		$7.18		$10.47
Income from Investment Operations:
Net investment income (c)	0.19	(k)	0.14		0.16		0.11		0.05		0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(1.21)		2.07		1.76		0.85		4.96		(3.15)
Total from investment operations	(1.02)		2.21		1.92		0.96		5.01		(3.10)
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.12)		(0.17)		(0.11)		(0.04)		(0.03)
From net realized gains	(2.89)		(1.30)		(1.09)		(0.91)		(0.11)		(0.16)
Total distributions to shareholders	(3.08)		(1.42)		(1.26)		(1.02)		(0.15)		(0.19)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—
Net Asset Value, End of Period	$9.33		$13.43		$12.64		$11.98		$12.04		$7.18
Total return (e)	(10.43	)%(f)	19.27	%(f)(g)	16.97%		8.64%		70.00%		(29.98)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.51	%(h)	1.53	%(h)(i)	1.45	%(h)	1.52	%(h)	1.55	%(h)	1.65%
Interest expense	—	%(j)	—	%(i)(j)	—	%(j)	—		—		—
Net expenses	1.51	%(h)	1.53	%(h)(i)	1.45	%(h)	1.52	%(h)	1.55	%(h)	1.65%
Waiver/Reimbursement	0.01%		0.01	%(i)	—		—		—		—
Net investment income	1.50	%(h)	1.17	%(i)	1.32%		0.94%		0.44%		0.62%
Portfolio turnover rate	38%		12	%(g)	16%		18%		28%		15%
Net assets, end of period (000's)	$85,257		$114,224		$119,611		$126,679		$127,609		$47,111

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

See Accompanying Notes to Financial Statements.

48

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$13.12		$12.40		$11.78		$11.86		$7.11		$10.40
Income from Investment Operations:
Net investment income (loss) (c)	0.10	(k)	0.05		0.07		0.02		(0.03)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.17)		2.02		1.71		0.84		4.89		(3.12)
Total from investment operations	(1.07)		2.07		1.78		0.86		4.86		(3.13)
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.05)		(0.07)		(0.03)		—		—
From net realized gains	(2.89)		(1.30)		(1.09)		(0.91)		(0.11)		(0.16)
Total distributions to shareholders	(3.00)		(1.35)		(1.16)		(0.94)		(0.11)		(0.16)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(d)	—	(d)	—	(d)	—		—	(d)	—
Net Asset Value, End of Period	$9.05		$13.12		$12.40		$11.78		$11.86		$7.11
Total return (e)	(11.08	)%(f)	18.44	%(f)(g)	16.08%		7.85%		68.56%		(30.41)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.26	%(h)	2.28	%(h)(i)	2.20	%(h)	2.27	%(h)	2.30	%(h)	2.40%
Interest expense	—	%(j)	—	%(i)(j)	—	%(j)	—		—		—
Net expenses	2.26	%(h)	2.28	%(h)(i)	2.20	%(h)	2.27	%(h)	2.30	%(h)	2.40%
Waiver/Reimbursement	0.01%		0.01	%(i)	—		—		—		—
Net investment income (loss)	0.76	%(h)	0.41	%(i)	0.58%		0.19%		(0.31)%		(0.13)%
Portfolio turnover rate	38%		12	%(g)	16%		18%		28%		15%
Net assets, end of period (000's)	$22,943		$32,635		$32,564		$34,324		$35,343		$15,310

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

See Accompanying Notes to Financial Statements.

49

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$13.13		$12.41		$11.78		$11.86		$7.11		$10.40
Income from Investment Operations:
Net investment income (loss) (c)	0.09	(k)	0.04		0.07		0.02		(0.03)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.17)		2.03		1.72		0.84		4.89		(3.12)
Total from investment operations	(1.08)		2.07		1.79		0.86		4.86		(3.13)
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.05)		(0.07)		(0.03)		—		—
From net realized gains	(2.89)		(1.30)		(1.09)		(0.91)		(0.11)		(0.16)
Total distributions to shareholders	(3.00)		(1.35)		(1.16)		(0.94)		(0.11)		(0.16)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(d)	—	(d)	—	(d)	—		—	(d)	—
Net Asset Value, End of Period	$9.05		$13.13		$12.41		$11.78		$11.86		$7.11
Total return (e)	(11.14	)%(f)	18.44	%(f)(g)	16.16%		7.84%		68.56%		(30.41)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.26	%(h)	2.28	%(h)(i)	2.20	%(h)	2.27	%(h)	2.30	%(h)	2.40%
Interest expense	—	%(j)	—	%(i)(j)	—	%(j)	—		—		—
Net expenses	2.26	%(h)	2.28	%(h)(i)	2.20	%(h)	2.27	%(h)	2.30	%(h)	2.40%
Waiver/Reimbursement	0.01%		0.01	%(i)	—		—		—		—
Net investment income (loss)	0.74	%(h)	0.39	%(i)	0.58%		0.19%		(0.31)%		(0.13)%
Portfolio turnover rate	38%		12	%(g)	16%		18%		28%		15%
Net assets, end of period (000's)	$72,405		$97,465		$92,558		$98,850		$101,025		$44,758

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

See Accompanying Notes to Financial Statements.

50

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2008		2007 (a)		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$13.53		$12.72		$12.04		$12.10		$7.21		$10.50
Income from Investment Operations:
Net investment income (c)	0.23	(k)	0.17		0.20		0.14		0.07		0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(1.23)		2.09		1.77		0.85		4.99		(3.16)
Total from investment operations	(1.00)		2.26		1.97		0.99		5.06		(3.09)
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.15)		(0.20)		(0.14)		(0.06)		(0.04)
From net realized gains	(2.89)		(1.30)		(1.09)		(0.91)		(0.11)		(0.16)
Total distributions to shareholders	(3.13)		(1.45)		(1.29)		(1.05)		(0.17)		(0.20)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—
Net Asset Value, End of Period	$9.40		$13.53		$12.72		$12.04		$12.10		$7.21
Total return (e)	(10.26	)%(f)	19.54	%(f)(g)	17.34%		8.84%		70.38%		(29.77)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.26	%(h)	1.28	%(h)(i)	1.20	%(h)	1.27	%(h)	1.30	%(h)	1.40%
Interest expense	—	%(j)	—	%(i)(j)	—	%(j)	—		—		—
Net expenses	1.26	%(h)	1.28	%(h)(i)	1.20	%(h)	1.27	%(h)	1.30	%(h)	1.40%
Waiver/Reimbursement	0.01%		0.01	%(i)	—		—		—		—
Net investment income	1.77	%(h)	1.42	%(i)	1.60%		1.19%		0.69%		0.87%
Portfolio turnover rate	38%		12	%(g)	16%		18%		28%		15%
Net assets, end of period (000's)	$66,875		$117,125		$117,072		$134,337		$144,242		$57,373

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

See Accompanying Notes to Financial Statements.

51

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2008		2007 (a)		2006 (b)		2005		2004		2003 (c)
Net Asset Value, Beginning of Period	$17.12		$16.39		$13.30		$12.00		$7.93		$10.30
Income from Investment Operations:
Net investment income (d)	0.28		0.16		0.21		0.13		0.08		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	0.76		1.91		3.20		1.18		4.09		(2.47)
Total from investment operations	1.04		2.07		3.41		1.31		4.17		(2.39)
Less Distributions to Shareholders:
From net investment income	(0.28)		(0.18)		(0.27)		(0.01)		(0.10)		(0.04)
From net realized gains	(2.11)		(1.16)		(0.05)		—		—		—
Total distributions to shareholders	(2.39)		(1.34)		(0.32)		(0.01)		(0.10)		(0.04)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	0.06
Net Asset Value, End of Period	$15.77		$17.12		$16.39		$13.30		$12.00		$7.93
Total return (f)	5.14%		13.55	%(g)	25.86%		10.88%		52.71%		(22.71)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.19	%(h)	1.15	%(h)(i)	1.14	%(j)	1.26	%(h)	1.37	%(h)	1.43%
Interest expense	—	%(k)	—	%(i)(k)	—		—	%(k)	—	%(k)	—
Net expenses	1.19	%(h)	1.15	%(h)(i)	1.14	%(j)	1.26	%(h)	1.37	%(h)	1.43%
Waiver/Reimbursement	—		—		0.08	%(l)	0.12	%(l)	0.03	%(l)	—
Net investment income	1.56	%(h)	1.06	%(i)	1.43%		1.01%		0.74%		0.85%
Portfolio turnover rate	78%		73	%(g)	74%		153%		86%		100	%(m)
Net assets, end of period (000's)	$41,660		$42,865		$39,330		$28,527		$27,396		$18,870

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(m)  Rate represents the turnover rate for International Equity Master Portfolio.

See Accompanying Notes to Financial Statements.

52

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2008		2007 (a)		2006 (b)		2005		2004		2003 (c)
Net Asset Value, Beginning of Period	$15.89		$15.31		$12.44		$11.30		$7.50		$9.87
Income from Investment Operations:
Net investment income (loss) (d)	0.15		0.05		0.16		0.03		—	(e)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.70		1.76		2.92		1.11		3.85		(2.38)
Total from investment operations	0.85		1.81		3.08		1.14		3.85		(2.36)
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.07)		(0.16)		—		(0.05)		(0.01)
From net realized gains	(2.11)		(1.16)		(0.05)		—		—		—
Total distributions to shareholders	(2.27)		(1.23)		(0.21)		—		(0.05)		(0.01)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—		—
Net Asset Value, End of Period	$14.47		$15.89		$15.31		$12.44		$11.30		$7.50
Total return (f)	4.40%		12.76	%(g)	24.96%		10.09%		51.39%		(23.96)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.94	%(h)	1.90	%(h)(i)	1.89	%(j)	2.01	%(h)	2.12	%(h)	2.18%
Interest expense	—	%(k)	—	%(i)(k)	—		—	%(k)	—	%(k)	—
Net expenses	1.94	%(h)	1.90	%(h)(i)	1.89	%(j)	2.01	%(h)	2.12	%(h)	2.18%
Waiver/Reimbursement	—		—		0.08	%(l)	0.12	%(l)	0.03	%(l)	—
Net investment income (loss)	0.89	%(h)	0.36	%(i)	1.19%		0.26%		(0.01)%		0.10%
Portfolio turnover rate	78%		73	%(g)	74%		153%		86%		100	%(m)
Net assets, end of period (000's)	$3,545		$4,587		$4,712		$9,976		$9,956		$7,068

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(m)  Rate represents the turnover rate for International Equity Master Portfolio.

See Accompanying Notes to Financial Statements.

53

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2008		2007 (a)		2006 (b)		2005		2004		2003 (c)
Net Asset Value, Beginning of Period	$15.72		$15.16		$12.32		$11.20		$7.43		$9.63
Income from Investment Operations:
Net investment income (loss) (d)	0.13		0.05		0.09		0.03		—	(e)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.71		1.74		2.96		1.09		3.82		(2.33)
Total from investment operations	0.84		1.79		3.05		1.12		3.82		(2.32)
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.07)		(0.16)		—		(0.05)		(0.01)
From net realized gains	(2.11)		(1.16)		(0.05)		—		—		—
Total distributions to shareholders	(2.27)		(1.23)		(0.21)		—		(0.05)		(0.01)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	0.13
Net Asset Value, End of Period	$14.29		$15.72		$15.16		$12.32		$11.20		$7.43
Total return (f)	4.37%		12.75	%(g)	24.96%		10.00%		51.43%		(22.78)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.94	%(h)	1.90	%(h)(i)	1.89	%(j)	2.01	%(h)	2.12	%(h)	2.18%
Interest expense	—	%(k)	—	%(i)(k)	—		—	%(k)	—	%(k)	—
Net expenses	1.94	%(h)	1.90	%(h)(i)	1.89	%(j)	2.01	%(h)	2.12	%(h)	2.18%
Waiver/Reimbursement	—		—		0.08	%(l)	0.12	%(l)	0.03	%(l)	—
Net investment income (loss)	0.79	%(h)	0.34	%(i)	0.70%		0.26%		(0.01)%		0.10%
Portfolio turnover rate	78%		73	%(g)	74%		153%		86%		100	%(m)
Net assets, end of period (000's)	$3,863		$3,533		$3,276		$2,563		$1,867		$1,249

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(m)  Rate represents the turnover rate for International Equity Master Portfolio.

See Accompanying Notes to Financial Statements.

54

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 29, 2008		Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$17.12		$16.38		$15.44
Income from Investment Operations:
Net investment income (c)	0.06		0.12		0.03
Net realized and unrealized gain on investments and foreign currency	0.93		1.91		0.91
Total from investment operations	0.99		2.03		0.94
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.13)		—
From net realized gains	(2.11)		(1.16)		—
Total distributions to shareholders	(2.35)		(1.29)		—
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—
Net Asset Value, End of Period	$15.76		$17.12		$16.38
Total return (e)	4.87%		13.31	%(f)	6.09	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.44	%(g)	1.40	%(g)(h)	1.39	%(h)(i)
Interest expense	—	%(j)	—	%(h)(j)	—
Net expenses	1.44	%(g)	1.40	%(g)(h)	1.39	%(h)(i)
Waiver/Reimbursement	—		—		0.08	%(h)(k)
Net investment income	0.31	%(g)	0.80	%(h)	0.85	%(h)
Portfolio turnover rate	78%		73	%(f)	74	%(f)
Net assets, end of period (000's)	$196		$12		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

55

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2008		2007 (a)		2006 (b)		2005		2004		2003 (c)
Net Asset Value, Beginning of Period	$17.29		$16.58		$13.44		$12.13		$8.01		$10.49
Income from Investment Operations:
Net investment income (d)	0.32		0.19		0.24		0.16		0.13		0.10
Net realized and unrealized gain (loss) on investments and foreign currency	0.78		1.93		3.25		1.19		4.11		(2.53)
Total from investment operations	1.10		2.12		3.49		1.35		4.24		(2.43)
Less Distributions to Shareholders:
From net investment income	(0.32)		(0.25)		(0.30)		(0.04)		(0.12)		(0.05)
From net realized gains	(2.11)		(1.16)		(0.05)		—		—		—
Total distributions to shareholders	(2.43)		(1.41)		(0.35)		(0.04)		(0.12)		(0.05)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—		—
Net Asset Value, End of Period	$15.96		$17.29		$16.58		$13.44		$12.13		$8.01
Total return (f)	5.42%		13.73	%(g)	26.24%		11.10%		53.06%		(23.19)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	0.94	%(h)	0.90	%(h)(i)	0.89	%(j)	1.01	%(h)	1.12	%(h)	1.18%
Interest expense	—	%(k)	—	%(i)(k)	—		—	%(k)	—	%(k)	—
Net expenses	0.94	%(h)	0.90	%(h)(i)	0.89	%(j)	1.01	%(h)	1.12	%(h)	1.18%
Waiver/Reimbursement	—		—		0.08	%(l)	0.12	%(l)	0.03	%(l)	—
Net investment income	1.79	%(h)	1.26	%(i)	1.68%		1.26%		0.99%		1.10%
Portfolio turnover rate	78%		73	%(g)	74%		153%		86%		100	%(m)
Net assets, end of period (000's)	$2,549,057		$2,352,583		$1,841,838		$1,199,712		$917,391		$556,619

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(m)  Rate represents the turnover rate for International Equity Master Portfolio.

See Accompanying Notes to Financial Statements.

56

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2008		2007 (a)		2006 (b)		2005		2004	2003
Net Asset Value, Beginning of Period	$14.85		$14.67		$11.41		$11.05		$6.93	$8.32
Income from Investment Operations:
Net investment income (loss) (c)	0.14	(d)	—	(e)	0.09		0.05		— (e)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.54		1.38		3.74		0.51		4.20	(1.40)
Total from investment operations	1.68		1.38		3.83		0.56		4.20	(1.39)
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.04)		(0.10)		(0.04)		—	—
From net realized gains	(1.79)		(1.16)		(0.47)		(0.16)		(0.08)	—
Total distributions to shareholders	(1.95)		(1.20)		(0.57)		(0.20)		(0.08)	—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	—	(e)	— (e)	—
Net Asset Value, End of Period	$14.58		$14.85		$14.67		$11.41		$11.05	$6.93
Total return (f)	10.55%		10.52	%(g)	35.26%		5.24%		60.87%	(16.71)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.44%		1.40	%(i)	1.34%		1.37%		1.42%	1.73%
Interest expense	—		—	%(i)(j)	—	%(j)	—	%(j)	—	—
Net expenses (h)	1.44%		1.40	%(i)	1.34%		1.37%		1.42%	1.73%
Waiver/Reimbursement	—		—		—		—		—	0.32%
Net investment income (loss)	0.90	%(h)	(0.03	)%(i)	0.74%		0.47%		(0.04)%	0.33%
Portfolio turnover rate	116%		109	%(g)	118%		165%		121%	193%
Net assets, end of period (000's)	$599,356		$452,047		$150,043		$52,794		$19,785	$2,272

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

57

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2008		2007 (a)		2006 (b)		2005	2004	2003
Net Asset Value, Beginning of Period	$14.23		$14.17		$11.05		$10.75	$6.79	$8.22
Income from Investment Operations:
Net investment income (loss) (c)	0.03	(d)	(0.08)		0.01		(0.03)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.46		1.30		3.59		0.49	4.11	(1.39)
Total from investment operations	1.49		1.22		3.60		0.46	4.04	(1.43)
Less Distributions to Shareholders:
From net investment income	(0.06)		—		(0.01)		—	—	—
From net realized gains	(1.79)		(1.16)		(0.47)		(0.16)	(0.08)	—
Total distributions to shareholders	(1.85)		(1.16)		(0.48)		(0.16)	(0.08)	—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	— (e)	— (e)	—
Net Asset Value, End of Period	$13.87		$14.23		$14.17		$11.05	$10.75	$6.79
Total return (f)	9.68%		9.76	%(g)	34.22%		4.45%	59.77%	(17.40)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	2.19%		2.15	%(i)	2.09%		2.12%	2.17%	2.48%
Interest expense	—		—	%(i)(j)	—	%(j)	—	—	—
Net expenses (h)	2.19%		2.15	%(i)	2.09%		2.12%	2.17%	2.48%
Waiver/Reimbursement	—		—		—		—	—	0.32%
Net investment income (loss)	0.22	%(h)	(0.63	)%(i)	0.12%		(0.28)%	(0.79)%	(0.42)%
Portfolio turnover rate	116%		109	%(g)	118%		165%	121%	193%
Net assets, end of period (000's)	$44,224		$40,953		$28,883		$16,618	$8,905	$2,782

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

58

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2008		2007 (a)		2006 (b)		2005	2004	2003
Net Asset Value, Beginning of Period	$14.24		$14.18		$11.05		$10.75	$6.80	$8.22
Income from Investment Operations:
Net investment income (loss) (c)	0.02	(d)	(0.09)		0.01		(0.03)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	1.47		1.31		3.60		0.49	4.10	(1.37)
Total from investment operations	1.49		1.22		3.61		0.46	4.03	(1.42)
Less Distributions to Shareholders:
From net investment income	(0.06)		—		(0.01)		—	—	—
From net realized gains	(1.79)		(1.16)		(0.47)		(0.16)	(0.08)	—
Total distributions to shareholders	(1.85)		(1.16)		(0.48)		(0.16)	(0.08)	—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	— (e)	— (e)	—
Net Asset Value, End of Period	$13.88		$14.24		$14.18		$11.05	$10.75	$6.80
Total return (f)	9.67%		9.76	%(g)	34.32%		4.45%	59.53%	(17.27)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	2.19%		2.15	%(i)	2.09%		2.12%	2.17%	2.48%
Interest expense	—		—	%(i)(j)	—	%(j)	—	—	—
Net expenses (h)	2.19%		2.15	%(i)	2.09%		2.12%	2.17%	2.48%
Waiver/Reimbursement	—		—		—		—	—	0.32%
Net investment income (loss)	0.16	%(h)	(0.69	)%(i)	0.05%		(0.28)%	(0.79)%	(0.42)%
Portfolio turnover rate	116%		109	%(g)	118%		165%	121%	193%
Net assets, end of period (000's)	$109,553		$86,563		$46,365		$19,530	$8,331	$869

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

59

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 29, 2008		Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$14.84		$14.67		$13.76
Income from Investment Operations:
Net investment income (loss) (c)	0.08	(d)	(0.17)		(0.01)
Net realized and unrealized gain on investments and foreign currency	1.56		1.51		0.92
Total from investment operations	1.64		1.34		0.91
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.01)		—
From net realized gains	(1.79)		(1.16)		—
Total distributions to shareholders	(1.92)		(1.17)		—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)
Net Asset Value, End of Period	$14.56		$14.84		$14.67
Total return (f)	10.26%		10.25	%(g)	6.61	%(g)
Ratios to Average Net Assets/Supplemental data:
Net expenses before interest expense (h)	1.69%		1.65	%(i)	1.64	%(i)
Interest expense	—		—	%(i)(j)	—	%(i)(j)
Net expenses (h)	1.69%		1.65	%(i)	1.64	%(i)
Waiver/Reimbursement	—		—		—
Net investment income (loss)	0.51	%(h)	(1.26	)%(i)	(0.30	)%(i)
Portfolio turnover rate	116%		109	%(g)	118	%(g)
Net assets, end of period (000's)	$3,724		$2,037		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

60

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2008		2007 (a)		2006 (b)		2005	2004	2003
Net Asset Value, Beginning of Period	$15.04		$14.83		$11.53		$11.15	$6.98	$8.36
Income from Investment Operations:
Net investment income (c)	0.20	(d)	0.05		0.13		0.08	0.02	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.54		1.39		3.77		0.52	4.24	(1.42)
Total from investment operations	1.74		1.44		3.90		0.60	4.26	(1.38)
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.07)		(0.13)		(0.06)	(0.01)	—
From net realized gains	(1.79)		(1.16)		(0.47)		(0.16)	(0.08)	—
Total distributions to shareholders	(1.99)		(1.23)		(0.60)		(0.22)	(0.09)	—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	— (e)	— (e)	—
Net Asset Value, End of Period	$14.79		$15.04		$14.83		$11.53	$11.15	$6.98
Total return (f)	10.77%		10.81	%(g)	35.53%		5.55%	61.25%	(16.51)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.19%		1.15	%(i)	1.09%		1.12%	1.17%	1.48%
Interest expense	—		—	%(i)(j)	—	%(j)	—	—	—
Net expenses (h)	1.19%		1.15	%(i)	1.09%		1.12%	1.17%	1.48%
Waiver/Reimbursement	—		—		—		—	—	0.32%
Net investment income	1.23	%(h)	0.37	%(i)	1.08%		0.72%	0.21%	0.58%
Portfolio turnover rate	116%		109	%(g)	118%		165%	121%	193%
Net assets, end of period (000's)	$2,491,232		$2,322,301		$1,744,737		$991,889	$509,262	$95,093

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

61

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class A Shares (a)	2008 (b)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$26.02		$24.97		$22.34		$20.64		$11.62		$16.61
Income from Investment Operations:
Net investment income (d)	0.65		0.29		0.31		0.23		0.15		0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(1.95)		4.34		4.73		2.51		9.04		(4.92)
Total from investment operations	(1.30)		4.63		5.04		2.74		9.19		(4.77)
Less Distributions to Shareholders:
From net investment income	(0.68)		(0.34)		(0.35)		(0.25)		(0.17)		(0.13)
From net realized gains	(5.09)		(3.24)		(2.06)		(0.79)		—		(0.09)
Total distributions to shareholders	(5.77)		(3.58)		(2.41)		(1.04)		(0.17)		(0.22)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—
Net Asset Value, End of Period	$18.95		$26.02		$24.97		$22.34		$20.64		$11.62
Total return (f)	(7.28	)%(g)	20.46%		24.28%		13.38%		79.17%		(28.97)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.32	%(h)(i)	1.30	%(h)	1.27%		1.33%		1.36%		1.42%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—		—		—
Net expenses	1.32	%(h)(i)	1.30	%(h)	1.27%		1.33%		1.36%		1.42%
Waiver/Reimbursement	—		—		0.06	%(k)	0.07	%(k)	0.09	%(k)	0.06%
Net investment income	2.71	%(h)(i)	1.15%		1.38%		1.10%		0.89%		0.91%
Net assets, end of period (000's)	$868,942		$1,073,616		$1,010,361		$906,848		$792,857		$482,196

(a)  The per share amounts and percentage reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the wavier/reimbursement ratio would have been —%, 0.04% and 0.06% for the years March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

62

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class B Shares (a)	2008 (b)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$25.43		$24.54		$22.00		$20.35		$11.47		$16.39
Income from Investment Operations:
Net investment income (d)	0.49		0.11		0.15		0.08		0.02		0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(1.91)		4.22		4.63		2.45		8.91		(4.84)
Total from investment operations	(1.42)		4.33		4.78		2.53		8.93		(4.81)
Less Distributions to Shareholders:
From net investment income	(0.53)		(0.20)		(0.18)		(0.09)		(0.05)		(0.02)
From net realized gains	(5.09)		(3.24)		(2.06)		(0.79)		—		(0.09)
Total distributions to shareholders	(5.62)		(3.44)		(2.24)		(0.88)		(0.05)		(0.11)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—
Net Asset Value, End of Period	$18.39		$25.43		$24.54		$22.00		$20.35		$11.47
Total return (f)	(7.90	)%(g)	19.51%		23.36%		12.54%		77.89%		(29.54)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.07	%(h)(i)	2.05	%(h)	2.02%		2.08%		2.11%		2.17%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—		—		—
Net expenses	2.07	%(h)(i)	2.05	%(h)	2.02%		2.08%		2.11%		2.17%
Waiver/Reimbursement	—		—		0.06	%(k)	0.07	%(k)	0.09	%(k)	0.06%
Net investment income	2.10	%(h)(i)	0.45%		0.67%		0.35%		0.14%		0.16%
Net assets, end of period (000's)	$65,705		$110,726		$114,932		$111,402		$112,798		$73,283

(a)  The per share amounts and percentage reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the wavier/reimbursement ratio would have been —%, 0.04% and 0.06% for the years March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

63

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class C Shares (a)	2008 (b)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$25.40		$24.52		$21.98		$20.33		$11.46		$16.39
Income from Investment Operations:
Net investment income (d)	0.46		0.10		0.15		0.08		0.02		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(1.87)		4.22		4.63		2.45		8.90		(4.82)
Total from investment operations	(1.41)		4.32		4.78		2.53		8.92		(4.80)
Less Distributions to Shareholders:
From net investment income	(0.53)		(0.20)		(0.18)		(0.09)		(0.05)		(0.04)
From net realized gains	(5.09)		(3.24)		(2.06)		(0.79)		—		(0.09)
Total distributions to shareholders	(5.62)		(3.44)		(2.24)		(0.88)		(0.05)		(0.13)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—
Net Asset Value, End of Period	$18.37		$25.40		$24.52		$21.98		$20.33		$11.46
Total return (f)	(7.86	)%(g)	19.48%		23.38%		12.54%		77.85%		(29.52)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.07	%(h)(i)	2.05	%(h)	2.02%		2.08%		2.11%		2.17%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—		—		—
Net expenses	2.07	%(h)(i)	2.05	%(h)	2.02%		2.08%		2.11%		2.17%
Waiver/Reimbursement	—		—		0.06	%(k)	0.07	%(k)	0.09	%(k)	0.06%
Net investment income	1.99	%(h)(i)	0.42%		0.67%		0.35%		0.14%		0.16%
Net assets, end of period (000's)	$127,020		$170,731		$168,819		$162,797		$170,702		$113,594

(a)  The per share amounts and percentage reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the wavier/reimbursement ratio would have been —%, 0.04% and 0.06% for the years March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

64

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended February 29,		Year Ended March 31,
Class Z Shares (a)	2008 (b)		2007		2006 (c)		2005		2004		2003
Net Asset Value, Beginning of Period	$26.17		$25.09		$22.42		$20.71		$11.65		$16.67
Income from Investment Operations:
Net investment income (d)	0.73		0.36		0.38		0.29		0.19		0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(1.98)		4.35		4.75		2.51		9.07		(4.92)
Total from investment operations	(1.25)		4.71		5.13		2.80		9.26		(4.76)
Less Distributions to Shareholders:
From net investment income	(0.73)		(0.39)		(0.40)		(0.30)		(0.20)		(0.17)
From net realized gains	(5.09)		(3.24)		(2.06)		(0.79)		—		(0.09)
Total distributions to shareholders	(5.82)		(3.63)		(2.46)		(1.09)		(0.20)		(0.26)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—
Net Asset Value, End of Period	$19.10		$26.17		$25.09		$22.42		$20.71		$11.65
Total return (f)	(7.05	)%(g)	20.70%		24.66%		13.63%		79.67%		(28.81)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.07	%(h)(i)	1.05	%(h)	1.02%		1.08%		1.11%		1.17%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—		—		—
Net expenses	1.07	%(h)(i)	1.05	%(h)	1.02%		1.08%		1.11%		1.17%
Waiver/Reimbursement	—		—		0.06	%(k)	0.07	%(k)	0.09	%(k)	0.06%
Net investment income	3.04	%(h)(i)	1.43%		1.69%		1.35%		1.14%		1.16%
Net assets, end of period (000's)	$1,886,808		$2,651,855		$2,585,390		$2,577,677		$2,488,701		$1,614,750

(a)  The per share amounts and percentage reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the wavier/reimbursement ratio would have been —%, 0.04% and 0.06% for the years March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

65

Notes to Financial Statements – International/Global Stock Funds
February 29, 2008

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia Global Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia Marsico International Opportunities Fund

Columbia International Value Fund

The Board of Trustees approved a proposal to change the fiscal year-end of Columbia International Value Fund from March to February. Accordingly, the accompanying financial statements for Columbia International Value Fund pertain to the period from April 1, 2007 to February 29, 2008.

Investment Objectives

Columbia Global Value Fund and Columbia International Value Fund each seeks long-term capital appreciation. Columbia Multi-Advisor International Equity Fund seeks long-term capital growth. Columbia Marsico International Opportunities Fund seeks long-term growth of capital.

Columbia International Value Fund (the "Feeder Fund") seeks to achieve its investment objective by investing all or substantially all of its assets in Columbia International Value Master Portfolio (the "Master Portfolio"). The Master Portfolio is a series of Columbia Funds Master Investment Trust, LLC (the "Master Trust"). The Master Portfolio has the same investment objective as the Feeder Fund. The value of the Feeder Fund's investment in the Master Portfolio included on the Statements of Assets and Liabilities reflects the Feeder Fund's proportionate beneficial interest in the net assets of the Master Portfolio (87.0% at February 29, 2008). The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Other funds that are managed by Columbia Management Advisors, LLC ("Columbia"), that are not registered under the 1940 Act, and whose financial statements are not presented here, also invest in the Master Portfolio.

Fund Shares

The Funds may issue an unlimited number of shares. Columbia Global Value Fund and Columbia International Value Fund each offers four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund each offers five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Subject to certain limited exceptions, Columbia Global Value Fund and Columbia International Value Fund are no longer accepting new investments from current or prospective investors. Please see the Fund's current prospectus for more information. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year of purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year of purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds' prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

66

International/Global Stock Funds (continued)

February 29, 2008

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Columbia International Value Fund invests all or substantially all of its assets in the Master Portfolio. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report for the Master Portfolio's valuation policies.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-dividend date, except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

67

International/Global Stock Funds (continued)

February 29, 2008

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

The Feeder Fund records its proportionate share of investment income, realized and unrealized gains (losses) and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains (losses) and expenses are allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually for each of the Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year/period ended February 29, 2008, permanent book and tax basis differences resulting primarily from differing

68

International/Global Stock Funds (continued)

February 29, 2008

treatments for Section 988 reclassifications, PFIC adjustments and allocation of realized gains due to tax rules were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
Columbia Global Value Fund	$37,456	$(4,555,431)	$4,517,975
Columbia Multi-Advisor International Equity Fund	3,305,944	(3,305,947)	3
Columbia Marsico International Opportunities Fund	1,269,235	(18,488,499)	17,219,264
Columbia International Value Fund	2,594,589	(5,892,549)	3,297,960

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the year/period ended February 29, 2008, February 28, 2007 and March 31, 2007 was as follows:

	2/29/08
Fund	Ordinary Income*	Long-Term Capital Gains
Columbia Global Value Fund	$6,974,982	$71,248, 376
Columbia Multi-Advisor International Equity Fund	139,534,678	217,641,066
Columbia Marsico International Opportunities Fund	176,089,717	225,160,155
Columbia International Value Fund	137,509,112	704,446,688
	2/28/07
Fund	Ordinary Income*	Long-Term Capital Gains
Columbia Global Value Fund	$4,710,464	$33,972,276
Columbia Multi-Advisor International Equity Fund	99,978,182	74,025,440
Columbia Marsico International Opportunities Fund	74,845,857	115,009,329
	3/31/07
Fund	Ordinary Income*	Long-Term Capital Gains
Columbia International Value Fund	$111,210,985	$439,463,461

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

69

International/Global Stock Funds (continued)

February 29, 2008

As of February 29, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Global Value Fund	$170,829	$18,868,824	$(17,809,457)
Columbia Multi-Advisor International Equity Fund	7,853,681	25,723,512	335,586,450
Columbia Marsico International Opportunities Fund	257,203	26,886,758	452,356,891
Columbia International Value Fund	10,504,175	193,585,578	91,257,976

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 29, 2008, based on cost of investments for federal income tax purposes were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Global Value Fund	$36,512,221	$(54,321,678)	$(17,809,457)
Columbia Multi-Advisor International Equity Fund	492,139,722	(156,553,272)	335,586,450
Columbia Marsico International Opportunities Fund	592,901,881	(140,544,990)	452,356,891
Columbia International Value Fund	N/A*	N/A*	N/A*

*  See the Master Portfolio notes to financial statements for tax basis information.

Columbia Global Value Fund, Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") on August 31, 2007. Columbia International Value Fund adopted FIN 48 on September 28, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Funds' financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds and the Master Portfolio. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Global Value Fund	0.90%	0.85%	0.80%	0.75%	0.73%	0.71%
Columbia Multi-Advisor International Equity Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%
Columbia Marsico International Opportunities Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

The Feeder Fund indirectly pays for investment advisory and sub-advisory services through its investment in the Master Portfolio. (See Note 4 of Notes to Financial Statements of the Master Portfolio.)

Effective January 1, 2008, Columbia has contractually agreed to waive its advisory fees for Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund in the amount that equals the difference between the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico Capital Management, LLC ("Marsico") was entitled from each Fund prior to January 1, 2008 and the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico is entitled from each Fund effective January 1, 2008. Columbia has contractually agreed to this advisory fee waiver only to the extent each Fund does not have a separate contractual expense limitation arrangement. For the period January 1, 2008 through February 29, 2008, Columbia was not required to waive any investment advisory fees for Columbia Multi-Advisor International Equity Fund or for Columbia Marsico International Opportunities Fund under this agreement.

For the year ended February 29, 2008, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Effective Rate
Columbia Global Value Fund	0.90%
Columbia Multi-Advisor International Equity Fund	0.61%
Columbia Marsico International Opportunities Fund	0.80%

Sub-Advisory Fee

Brandes Investment Partners, L.P. ("Brandes") has been retained by Columbia to serve as the investment sub-advisor to Columbia Global Value Fund. As the sub-advisor, Brandes is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee.

Columbia Multi-Advisor International Equity Fund is a "multi-manager" fund, which means that it is managed by more than one sub-advisor. Causeway Capital Management LLC ("Causeway") and Marsico are co-investment sub-advisors of the Fund. Pursuant to sub-advisory agreements, Columbia, from the investment advisory fee it receives, pays Causeway and Marsico a monthly sub-advisory fee.

Marsico has also been retained by Columbia to serve as sub-advisor to Columbia Marsico International Opportunities Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee.

Prior to December 14, 2007, Marsico was a wholly owned subsidiary of BOA. Effective December 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, acquired ownership of Marsico from a subsidiary of BOA.

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Administration Fee

Columbia provides administrative and other services to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, based on the Funds' average daily net assets at the annual rates listed below less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below:

Administration Fee Rate
Columbia Global Value Fund	0.17%
Columbia Multi-Advisor International Equity Fund	0.17%
Columbia Marsico International Opportunities Fund	0.22%
Columbia International Value Fund	0.17%

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, the Funds pay State Street an annual fee of $38,000 paid monthly. In addition, each Fund except Columbia International Value Fund pays State Street a monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee for each Fund except Columbia International Value Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). In addition, Columbia Multi-Advisor International Equity Fund also pays a multi-manager fee of $3,000 for each Investment Advisor managing a portion of the Fund. The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Funds also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year/period ended February 29, 2008, the total amounts charged by affiliates to each of the Funds, except for the Feeder Fund, under these agreements were $11,588.

For the period ended February 29, 2008, and the year ended March 31, 2007, the amount charged to Columbia International Value Fund by affiliates included on the Statements of Operations under "Pricing and bookkeeping fees" aggregated to $2,603 and $28,500, respectively.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2008, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

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The Transfer Agent has voluntarily agreed to waive a portion of its fees, for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) will not exceed 0.02% annually for Columbia Global Value Fund. This agreement may be modified or terminated by the Transfer Agent at any time.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statements of Operations. For the year/period ended February 29, 2008, these minimum account balance fees are recorded as a part of expense reductions on the Statements of Operations as follows:

Minimum Account Balance Fee
Columbia Global Value Fund	$340
Columbia Multi-Advisor International Equity Fund	1,551
Columbia Marsico International Opportunities Fund	981
Columbia International Value Fund	1,285

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Funds' shares. For the year/period ended February 29, 2008, the Distributor has retained net underwriting discounts and received net CDSC fees as follows:

	Front-End Sales Charge	CDSC
	Class A	Class A	Class B	Class C
Columbia Global Value Fund	$74	$—	$22,822	$368
Columbia Multi-Advisor International Equity Fund	10,323	—	4,383	794
Columbia Marsico International Opportunities Fund	150,073	22,105	46,425	18,926
Columbia International Value Fund	497	17	21,443	246

The Trust has adopted shareholder servicing plans ("Servicing Plans") and distribution plans ("Distribution Plans") for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund. The Servicing Plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The Distribution Plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

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Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to waive fees and/or reimburse expenses through June 30, 2009, so that the expenses incurred by the Funds (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, will not exceed the following annual rates, based on each Fund's average daily net assets:

Annual rate
Columbia Global Value Fund	1.40%
Columbia Marsico International Opportunities Fund	1.50%

There is no guarantee that these expense limitations will continue after June 30, 2009.

Columbia and/or the Distributor are entitled to recover from Columbia Global Value Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense limitations in effect at the time of recovery.

At February 29, 2008, no amounts were potentially recoverable pursuant to this agreement.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the year/period ended February 29, 2008, these custody credits reduced total expenses as follows:

Columbia Global Value Fund	$979
Columbia Multi-Advisor International Equity Fund	1,847
Columbia Marsico International Opportunities Fund	3,833
Columbia International Value Fund	2

Note 6. Portfolio Information

For the year ended February 29, 2008, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
Columbia Global Value Fund	$126,284,489	$194,490,701
Columbia Multi-Advisor International Equity Fund	2,131,747,531	2,015,303,035
Columbia Marsico International Opportunities Fund	3,660,948,278	3,672,355,351

Note 7. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to

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classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

As of February 29, 2008, the Funds had shareholders that held greater than 5% of the shares outstanding and over which BOA and/or its affiliates had investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding
Columbia Global Value Fund	1	21.9
Columbia Multi-Advisor International Equity Fund	3	86.8
Columbia Marsico International Opportunities Fund	1	56.0
Columbia International Value Fund	1	36.3

As of February 29, 2008, certain Funds had shareholders that held greater than 5% of the shares outstanding over which BOA and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

	Number of Shareholders	% of Shares Outstanding
Columbia Global Value Fund	1	23.3%
Columbia International Value Fund	2	19.3%

Note 8. Redemption Fees

The Funds impose a 2% redemption fee to shareholders of the Funds who redeem shares within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of funds. The redemption fees, which are retained by the Funds, are accounted for as an addition to paid-in capital and are allocated to each class of the Funds based on the relative net assets at the time of the redemption. For the year/period ended February 29, 2008, the Funds received redemption fees as follows:

	Redemption Fee
	Class A	Class B	Class C	Class R	Class Z
Columbia Global Value Fund	$817	$232	$700	$—	$820
Columbia Multi-Advisor International Equity Fund	1,705	160	150	5	98,190
Columbia Marsico International Opportunities Fund	29,031	2,383	5,381	142	134,128
Columbia International Value Fund	13,097	1,183	1,962	—	30,379

Note 9. Line of Credit

The Funds and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is charged. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. An annual operations agency fee of $40,000 is paid for the committed line of credit, while an annual administration fee of $15,000 may be charged for the uncommitted line of credit. State Street waived the administration fee for the annual extension of the facility on

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September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statements of Operations.

For the year/period ended February 29, 2008, the average daily loan balance outstanding on days where borrowing existed and the weighted average interest rate for each Fund that had borrowings during the period were as follows:

	Weighted Average Average Borrowings	Interest Rates
Columbia Global Value Fund	$2,227,273	3.79%
Columbia Multi-Advisor International Equity Fund	1,000,000	5.81%

Note 10. Securities Lending

Columbia Global Value Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 11. Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160

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International/Global Stock Funds (continued)

February 29, 2008

million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG SunAmerica Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

77

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Marsico International Opportunities Fund and Columbia International Value Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at February 29, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2008

78

Federal Income Tax Information (Unaudited)

Columbia Global Value Fund

For the fiscal year ended February 29, 2008, the Fund designates long-term capital gains of $74,779,621.

Foreign taxes paid during the fiscal year ended February 29, 2008, amounting to $139,826 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2008.

Gross income derived from sources within foreign countries amounted to $10,154,734 for the fiscal year ended February 29, 2008.

36.64% of the ordinary income distributed by the Fund, for the year ended February 29, 2008, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2007 to February 29, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

Columbia Multi-Advisor International Equity Fund

For the fiscal year ended February 29, 2008, the Fund designates long-term capital gains of $178,708,196.

Foreign taxes paid during the fiscal year ended February 29, 2008, amounting to $5,762,024 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2008.

Gross income derived from sources within foreign countries amounted to $66,613,946 for the fiscal year ended February 29, 2008.

For non-corporate shareholders 45.18% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2007 to February 29, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

Columbia Marsico International Opportunities Fund

For the fiscal year ended February 29, 2008, the Fund designates long-term capital gains of $222,300,216.

Foreign taxes paid during the fiscal year ended February 29, 2008, amounting to $5,609,596 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2008.

Gross income derived from sources within foreign countries amounted to $77,480,420 for the fiscal year ended February 29, 2008.

For non-corporate shareholders 42.86% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2007 to February 29, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

Columbia International Value Fund

For the period ended February 29, 2008, the Fund designates long-term capital gains of $663,000,000.

Foreign taxes paid during the period ended February 29, 2008, amounting to $5,087,670 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2008.

Gross income derived from sources within foreign countries amounted to $146,417,411 for the period ended February 29, 2008.

For non-corporate shareholders 69.71% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2007 to February 29, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

79

Columbia Funds Master Investment Trust, LLC

Columbia International Value Master Portfolio

February 29, 2008

The following pages should be read in conjunction with Columbia International Value Fund's Annual Report.

80

Investment Portfolio – Columbia International Value Master Portfolio

February 29, 2008

Common Stocks – 98.9%
	Shares	Value ($)
Consumer Discretionary – 4.8%
Household Durables – 1.2%
Sony Corp. (a)	897,900	41,970,048
Household Durables Total		41,970,048
Media – 1.8%
British Sky Broadcasting Group PLC	1,083,100	12,146,065
ITV PLC	37,586,400	49,648,114
Media Total		61,794,179
Multiline Retail – 1.2%
Marks & Spencer Group PLC, ADR (a)	828,580	39,829,427
Multiline Retail Total		39,829,427
Specialty Retail – 0.6%
Kingfisher PLC	7,819,700	20,132,590
Specialty Retail Total		20,132,590
Consumer Discretionary Total		163,726,244
Consumer Staples – 11.2%
Food & Staples Retailing – 8.7%
Carrefour SA (a)	1,048,660	73,707,195
Koninklijke Ahold NV (b)	5,636,432	74,043,194
Seven & I Holdings Co. Ltd.	3,060,700	76,016,303
Wm. Morrison Supermarkets PLC	12,257,565	71,655,847
Food & Staples Retailing Total		295,422,539
Food Products – 2.5%
Unilever NV (a)	2,710,804	83,878,843
Food Products Total		83,878,843
Consumer Staples Total		379,301,382
Financials – 20.9%
Commercial Banks – 11.8%
Barclays PLC	2,960,700	27,824,158
Chuo Mitsui Trust Holdings, Inc.	1,436,000	9,841,733
Credit Agricole SA	717,100	19,498,623
HSBC Holdings PLC	2,558,022	38,680,561
Hypo Real Estate Holding AG, ADR (a)	253,261	7,324,232
Intesa Sanpaolo SpA (a)	8,435,186	56,501,068
Mitsubishi UFJ Financial Group, Inc. (a)	11,383,631	100,117,842

	Shares	Value ($)
Mizuho Financial Group, Inc.	17,546	72,885,164
Natixis	2,080,100	30,524,426
Royal Bank of Scotland Group PLC	664,572	5,009,031
Royal Bank of Scotland Group PLC, ADR (a)(b)	399,375	3,043,238
San-In Godo Bank Ltd.	233,000	1,886,147
Sumitomo Mitsui Financial Group, Inc. (a)	2,501	17,993,163
Yamaguchi Financial Group, Inc.	754,000	8,352,860
Commercial Banks Total		399,482,246
Consumer Finance – 2.4%
Aiful Corp. (a)	2,149,600	38,074,549
Takefuji Corp. (a)	1,689,230	42,500,977
Consumer Finance Total		80,575,526
Insurance – 6.7%
Aegon NV (a)	4,971,404	74,212,863
Millea Holdings, Inc., Tokyo	1,658,800	61,219,538
Mitsui Sumitomo Insurance Co., Ltd.	8,266,000	87,115,648
Sompo Japan Insurance, Inc.	619,000	5,731,644
Insurance Total		228,279,693
Financials Total		708,337,465
Health Care – 12.8%
Pharmaceuticals – 12.8%
AstraZeneca PLC	2,677,185	100,470,235
Daiichi Sankyo Co., Ltd.	852,600	26,519,690
GlaxoSmithKline PLC	4,545,900	99,668,536
Ono Pharmaceutical Co., Ltd.	1,486,700	74,558,107
Sanofi-Aventis (a)	1,473,286	109,211,734
Taisho Pharmaceutical Co., Ltd.	382,000	7,747,329
Takeda Pharmaceutical Co., Ltd.	274,000	15,230,737
Pharmaceuticals Total		433,406,368
Health Care Total		433,406,368
Industrials – 2.0%
Commercial Services & Supplies – 2.0%
Contax Participacoes SA, ADR	2,827,200	4,027,064
Dai Nippon Printing Co., Ltd.	3,974,000	62,567,658
Commercial Services & Supplies Total		66,594,722
Industrials Total		66,594,722

See Accompanying Notes to Financial Statements.

81

Columbia International Value Master Portfolio

February 29, 2008

Common Stocks (continued)
	Shares	Value ($)
Information Technology – 15.8%
Communications Equipment – 4.7%
Alcatel-Lucent (a)	9,071,300	53,392,768
Nortel Networks Corp. (b)	3,510,630	30,191,418
Telefonaktiebolaget LM Ericsson, Class B (a)	34,953,344	75,254,973
Communications Equipment Total		158,839,159
Computers & Peripherals – 0.5%
NEC Corp.	3,879,000	16,688,347
Computers & Peripherals Total		16,688,347
Electronic Equipment & Instruments – 4.8%
FUJIFILM Holdings Corp.	693,405	26,021,296
Hitachi Ltd. (a)	3,889,000	28,034,327
Hitachi Ltd., ADR	764,125	54,543,243
Tyco Electronics Ltd.	1,653,443	54,398,275
Electronic Equipment & Instruments Total		162,997,141
Semiconductors & Semiconductor Equipment – 5.8%
Infineon Technologies AG (b)	1,748,573	13,981,024
Qimonda AG, ADR (a)(b)	861,840	3,895,517
Rohm Co., Ltd.	622,300	45,217,965
Samsung Electronics Co., Ltd.	57,300	33,638,735
STMicroelectronics NV (a)	4,215,100	50,632,137
United Microelectronics Corp.	86,155,806	50,271,582
Semiconductors & Semiconductor Equipment Total		197,636,960
Information Technology Total		536,161,607
Materials – 1.7%
Chemicals – 1.7%
Akzo Nobel NV	769,900	56,378,547
Chemicals Total		56,378,547
Materials Total		56,378,547
Telecommunication Services – 25.5%
Diversified Telecommunication Services – 23.3%
Brasil Telecom Participacoes SA, ADR	241,760	16,705,616
Deutsche Telekom AG, Registered Shares	7,583,400	144,066,318
France Telecom SA (a)	2,157,812	72,506,455
KT Corp., ADR (a)	2,409,000	58,514,610
Nippon Telegraph & Telephone Corp.	17,430	75,662,311

	Shares	Value ($)
Nippon Telegraph & Telephone Corp., ADR	180	3,904
Portugal Telecom SGPS SA, ADR	5,584,476	70,420,242
Swisscom AG, ADR	2,027,700	77,364,663
Tele Norte Leste Participacoes SA, ADR	2,827,200	70,764,816
Telecom Corp. of New Zealand Ltd., ADR (a)	2,168,604	33,071,211
Telecom Italia SpA	16,491,810	41,245,424
Telecom Italia SpA, Savings Shares (a)	10,039,010	19,382,845
Telecomunicacoes Brasileiras SA, ADR	663,200	15,651,520
Telefonica SA, ADR	362,381	31,432,928
Telefonos de Mexico SA de CV, ADR, Class L	1,935,840	64,269,888
Diversified Telecommunication Services Total		791,062,751
Wireless Telecommunication Services – 2.2%
SK Telecom Co. Ltd., ADR	1,662,439	37,238,634
SK Telecom Co., Ltd.	160,077	32,489,924
Tim Participacoes SA, ADR (a)	61,418	2,519,366
Vivo Participacoes SA (a)	426,216	2,587,131
Wireless Telecommunication Services Total		74,835,055
Telecommunication Services Total		865,897,806
Utilities – 4.2%
Electric Utilities – 4.2%
Centrais Electricas Brasileiras SA, ADR	5,653,367	82,034,878
Korea Electric Power Corp., ADR	3,610,950	62,505,544
Electric Utilities Total		144,540,422
Utilities Total		144,540,422
Total Common Stocks (cost of $3,263,086,556)		3,354,344,563
Securities Lending Collateral – 8.2%
State Street Navigator Securities Lending Prime Portfolio (c) (7 day yield of 3.577%)	278,318,435	278,318,435
Total Securities Lending Collateral (cost of $278,318,435)		278,318,435

See Accompanying Notes to Financial Statements.

82

Columbia International Value Master Portfolio

February 29, 2008

Short-Term Obligation – 1.0%
	Par ($)	Value ($)
Repurchase agreements with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08 at 1.770%, collateralized by U.S. Government Agency Obligations maturing 12/09/22, market value $35,362,250 (repurchase proceeds $34,669,113)	34,664,000	34,664,000
Total Short-Term Obligation (cost of $34,664,000)		34,664,000
Total Investments – 108.1% (cost of $3,576,068,991)(d)		3,667,326,998
Other Assets & Liabilities, Net – (8.1)%		(274,992,133)
Net Assets – 100.0%		3,392,334,865

Notes to Investment Portfolio:

(a)  All or a portion of this security was on loan at February 29, 2008. The total market value of securities on loan at February 29, 2008 is $263,362,636.

(b)  Non-income producing security.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $3,576,069,022.

Investments in affiliates during the period ended February 29, 2008: Security name: Compania Anonima Nacional Telefonos de Venezuela, ADR
Shares as of 03/31/07:	2,878,864
Shares purchased:	–
Shares sold:	(2,878,864)
Shares as of 02/29/08:	–
Net realized gain/loss:	$(1,677,992)
Dividend income earned:	$7,937,794
Value at end of period:	–

The Master Portfolio was invested in the following countries at February 29, 2008:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Japan	$996,500,533	27.2
United Kingdom	468,107,801	12.8
France	358,841,199	9.8
Netherlands	339,145,585	9.2
United States*	312,982,436	8.5
South Korea	224,387,447	6.1
Brazil	194,290,391	5.3
Germany	169,267,090	4.6
Italy	117,129,336	3.2
Switzerland	77,364,663	2.1
Sweden	75,254,973	2.0
Portugal	70,420,242	1.9
Mexico	64,269,888	1.8
Bermuda	54,398,275	1.5
Taiwan	50,271,582	1.4
New Zealand	33,071,211	0.9
Spain	31,432,928	0.9
Canada	30,191,418	0.8
	$3,667,326,998	100.0

* Includes short-term obligation and securities lending collateral.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

83

Statement of Assets and Liabilities – Columbia International Value Master Portfolio
February 29, 2008

		($)
Assets	Investments, at identified cost	3,576,068,991
	Investments, at value (including securities on loan of $263,362,636)	3,667,326,998
	Cash	479
	Foreign currency (cost of $33)	33
	Receivable for:
	Interest	1,704
	Dividends	11,489,504
	Securities lending income	118,667
	Other assets	30,961
	Total Assets	3,678,968,346
Liabilities	Collateral on securities loaned	278,318,435
	Payable for:
	Investments purchased	5,837,675
	Investment advisory fee	2,036,888
	Administration fee	125,870
	Pricing and bookkeeping fees	13,510
	Trustees' fees	56,307
	Custody fee	190,002
	Interest fee	201
	Other liabilities	54,593
	Total Liabilities	286,633,481
	Net Assets	3,392,334,865

See Accompanying Notes to Financial Statements.

84

Statement of Operations – Columbia International Value Master Portfolio
For the Period April 1, 2007 through February 29, 2008

		($)
Investment Income	Dividends	159,343,875
	Dividends from affiliates	7,937,794
	Interest	3,276,281
	Securities lending	8,271,401
	Foreign taxes withheld	(19,016,081)
	Total income	159,813,270
Expenses	Investment advisory fee	28,581,565
	Administration fee	1,825,988
	Pricing and bookkeeping fee	145,162
	Trustees' fees	21,805
	Custody fee	1,120,206
	Other expenses	114,348
	Total expenses before interest expense	31,809,074
	Interest expense	15,497
	Total Expenses	31,824,571
	Custody earnings credit	(37,384)
	Net Expenses	31,787,187
	Net Investment Income	128,026,083
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	800,518,787
	Affiliated investments	(1,677,992)
	Foreign currency transactions	(653,755)
	Net realized gain	798,187,040
	Net change in unrealized appreciation (depreciation) on:
	Investments	(1,151,183,183)
	Foreign currency translations	77,798
	Net change in unrealized depreciation	(1,151,105,385)
	Net Loss	(352,918,345)
	Net Decrease Resulting from Operations	(224,892,262)

See Accompanying Notes to Financial Statements.

85

Statement of Operations – Columbia International Value Master Portfolio
For the Year Ended March 31, 2007

		($)
Investment Income	Dividends	112,870,025
	Dividends from affiliates	9,443,204
	Interest	3,984,489
	Securities lending	203,344
	Foreign taxes withheld	(16,469,391)
	Total income	110,031,671
Expenses	Investment advisory fee	32,446,266
	Administration fee	2,075,820
	Pricing and bookkeeping fees	166,472
	Trustees' fees	18,794
	Custody fee	1,006,805
	Other expenses	193,388
	Total expenses before interest expense	35,907,545
	Interest expense	116,000
	Total Expenses	36,023,545
	Custody earnings credit	(15,990)
	Net Expenses	36,007,555
	Net Investment Income	74,024,116
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	604,988,992
	Foreign currency transactions	(120,468)
	Net realized gain	604,868,524
	Net change in unrealized appreciation on:
	Investments	175,380,344
	Foreign currency translations	69,647
	Net change in unrealized appreciation	175,449,991
	Net Gain	780,318,515
	Net Increase Resulting From Operations	854,342,631

See Accompanying Notes to Financial Statements.

86

Statement of Changes in Net Assets – Columbia International Value Master Portfolio

Increase (Decrease) in Net Assets		Period April 1, 2007 through February 29, 2008 (a)($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 ($)
Operations	Net investment income	128,026,083	74,024,116	78,742,854
	Net realized gain on investments and foreign currency transactions	798,187,040	604,868,524	483,466,860
	Net change in unrealized appreciation (depreciation) on investments	(1,151,105,385)	175,449,991	374,084,863
	Net Increase (Decrease) Resulting from Operations	(224,892,262)	854,342,631	936,294,577
	Contributions	342,330,292	279,432,207	274,115,210
	Withdrawals	(1,343,492,878)	(974,514,599)	(1,035,528,313)
	Net Increase (Decrease) in Net Assets	(1,226,054,848)	159,260,239	174,881,474
Net Assets
	Beginning of period	4,618,389,713	4,459,129,474	4,284,248,000
	End of period	3,392,334,865	4,618,389,713	4,459,129,474

(a)  The Master Portfolio changed its fiscal year end from March 31 to February 29.

See Accompanying Notes to Financial Statements.

87

Financial Highlights – Columbia International Value Master Portfolio

	Period Ended February 29,		Year Ended March 31,
	2008 (a)		2007	2006	2005	2004	2003
Total return	(6.79	)%(b)	20.95%	24.88%	13.85%	79.88%	(28.54)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (c)	0.81	%(d)	0.80%	0.80%	0.86%	0.90%	0.90%
Interest expense (e)	—	%(d)	—%	—%	—%	—%	—%
Net expenses (c)	0.81	%(d)	0.80%	0.80%	0.86%	0.90%	0.90%
Waiver/Reimbursement	—		—	—	0.05%	0.06%	0.06%
Net investment income	3.27	%(d)	1.66%	1.88%	1.57%	1.34%	1.45%
Portfolio turnover rate	24	%(b)	19%	20%	21%	15%	25%

(a)  The Master Portfolio changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(b)  Not annualized.

(c)  The benefits derived from custody credits had an impact of less than 0.01%.

(d)  Annualized.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

88

Notes to Financial Statements – Columbia International Value Master Portfolio
February 29, 2008

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains only to Columbia International Value Master Portfolio (the "Master Portfolio").

The following investors were invested in the Master Portfolio at February 29, 2008:

Columbia International Value Master Portfolio:
Columbia International Value Fund (the "Feeder Fund")	87.0%
Banc of America Capital Management Funds VII, LLC—International Value Fund	13.0%

The series of the Master Trust serve as master portfolios for the Columbia Funds that operate as feeder funds in a master/feeder structure.

The Board of Trustees of the Master Portfolio approved a proposal to change the fiscal year-end of the Master Portfolio from March to February. Accordingly, the accompanying financial statements for the Master Portfolio pertain to the period from April 1, 2007 to February 29, 2008.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of their financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Master Portfolio's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Master Portfolio's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Master Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after

89

Columbia International Value Master Portfolio (continued)

November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Master Portfolio's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Master Portfolio may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Master Portfolio's investment advisor, has determined are creditworthy. The Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seeks to assert its rights.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Master Portfolio or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Master Portfolio will not incur any registration costs upon such resale.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date, except for certain foreign securities which are recorded as soon after the ex-date as the fund becomes aware of such, net of any non-reclaimable tax withholdings.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio.

Expenses

General expenses of the Master Trust are allocated to the Master Portfolio and the other series of the Master Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Master Portfolio are charged to the Master Portfolio.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

90

Columbia International Value Master Portfolio (continued)

The Master Portfolio's assets, income and distributions will be managed in such a way that the Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Indemnification

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Portfolio's maximum exposure under these arrangements is unknown because this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents and by contract, the Trustees and officers of the Master Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Master Trust. However, based on experience, the Master Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at February 29, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$618,989,111
Unrealized depreciation	(527,731,135)
Net unrealized appreciation	$91,257,976

The Master Portfolio adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") on September 28, 2007. FIN 48 requires management to determine whether a tax position of the Master Portfolio is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Master Portfolio. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Master Portfolio's financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Master Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Master Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Master Portfolio. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of the Master Portfolio at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.85%
$500 million to $1 billion	0.80%
$1 billion to $1.5 billion	0.75%
$1.5 billion to $3 billion	0.70%
$3 billion to $6 billion	0.68%
Over $6 billion	0.66%

For the period ended February 29, 2008, the annualized effective investment advisory fee rate for the Master Portfolio was 0.73% of the Master Portfolio's average daily net assets. For the year ended March 31, 2007, the effective investment

91

Columbia International Value Master Portfolio (continued)

advisory fee rate for the Master Portfolio was 0.73% of the Master Portfolio's average daily net assets.

Sub-Advisory Fee

Brandes Investment Partners, L.P. ("Brandes") has been retained by Columbia to serve as the investment sub-advisor to the Master Portfolio. As the sub-advisor, Brandes is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee.

Administration Fee

Columbia provides administrative and other services to the Master Portfolio. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.05% of the Master Portfolio's average daily net assets less the fees payable by the Master Portfolio as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

The Master Portfolio entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Master Portfolio. The Master Portfolio also entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Master Portfolio. Under the State Street Agreements, the Master Portfolio pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Master Portfolio for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Master Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

The Master Portfolio entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Master Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Master Portfolio shall reimburse Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Master Portfolio's portfolio securities. Prior to January 1, 2008, the Master Portfolio reimbursed Columbia for direct internal costs relating to accounting oversight services.

For the period ended February 29, 2008, and the year ended March 31, 2007, the amount charged to the Master Portfolio by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $5,908 and $120,944, respectively.

Expense Limits and Fee Reimbursement

Columbia and/or some of the Master Portfolio's other service providers have voluntarily agreed to reimburse the Master Portfolio for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, will not exceed the annual rate of 0.90% of the Master Portfolio's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time.

Fees Paid to Officers and Trustees

All officers of the Master Portfolio are employees of Columbia or its affiliates and receive no compensation from the Master Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a portfolio of Columbia Funds Series Trust, another registered investment company advised by Columbia. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

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Columbia International Value Master Portfolio (continued)

Note 5. Custody Credits

The Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the period ended February 29, 2008, and the year ended March 31, 2007, these custody credits reduced total expenses by $37,384 and $15,990, respectively, for the Master Portfolio.

Note 6. Portfolio Information

For the period ended February 29, 2008, the aggregate cost of purchases and proceeds from sales of securities excluding short-term obligations were $1,005,982,341 and $1,689,364,011, respectively.

Note 7. Line of Credit

The Master Portfolio and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund or Master Portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is charged. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund or master portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund or master portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. An annual operations agency fee of $40,000 is paid for the committed line of credit, while an annual administration fee of $15,000 may be charged for the uncommitted line of credit. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the period ended February 29, 2008, the average daily loan balance outstanding on the days where borrowing existed was $7,555,556 at a weighted average interest rate of 4.30%.

Note 8. Securities Lending

The Master Portfolio may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Master Portfolio. Generally, in the event of borrower default, the Master Portfolio has the right to use the collateral to offset any losses incurred. In the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Master Portfolio. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

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Columbia International Value Master Portfolio (continued)

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG SunAmerica Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity

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Columbia International Value Master Portfolio (continued)

Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

95

Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Master Portfolio (constituting part of Columbia Funds Master Investment Trust, LLC hereafter referred to as the "Portfolio") at February 29, 2008, the results of its operations for the period then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2008

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), from 2000 through current. Oversees 69. None.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 69. Director—Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 69. None.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman—Conseco, Inc. (insurance), from September 2004 through current. Oversees 69. Director—Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; retired. Oversees 69. Trustee and Chairman—Research Foundation of CFA Institute; Director—MIT Investment Company; Trustee—MIT 401k Plan.

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held
Anthony M. Santomero (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor—McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current. Oversees 69. None.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group. Oversees 69. Board Member—Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004).	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC (the "Advisor"), since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer—Columbia Funds, since October 2003; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Vice President—Columbia Management Advisors, LLC, since April 2003; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center
Boston, MA 02111
Deputy Treasurer (since 2006)
Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006).	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President, Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President—Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees of Columbia Funds Series Trust and Columbia Funds Master Investment Trust, LLC (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia Global Value Fund, Columbia International Value Master Portfolio, Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund; (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital")* for Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund; (iii) investment sub-advisory agreements with Brandes Investment Partners, L.P. ("Brandes") for Columbia Global Value Fund and Columbia International Value Master Portfolio; and (iv) an investment sub-advisory agreement with Causeway Capital Management LLC ("Causeway Capital") for Columbia Multi-Advisor International Equity Fund. (Causeway Capital, together with Brandes and Marsico Capital, are hereafter referred to as the "Sub-Advisers"). The investment advisory agreements with CMA and the investment sub-advisory agreements with the Sub-Advisers are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on October 15-17, 2007, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Boards also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Boards met in August and again in September for review and discussion of the materials described below. The Boards' review and conclusions are based on comprehensive consideration of all information presented to them and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The Boards also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Advisers were made available to the Boards, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Boards considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

*  Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, have signed a definitive agreement to buy back ownership of Marsico Capital from a subsidiary of Bank of America Corporation. As discussed in more detail in a shareholder report dated August 31, 2007 for Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund, at a meeting held in August 2007, the Boards, including the Independent Trustees, unanimously approved a new investment sub-advisory agreement with Marsico Capital in connection with the anticipated change of control of Marsico Capital and automatic termination of the existing investment sub-advisory agreement with Marsico Capital. In recognition of this pending transaction, the Boards' review discussed herein was to the existing and new investment sub-advisory agreements with Marsico Capital.

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The Boards evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. The Boards also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Boards concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

Fund Performance and Expenses. The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. They also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Boards also considered Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates. The Boards reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Boards also noted reductions in net advisory rates and/or total expenses of certain Funds across the fund complex. Additionally, the Boards received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Boards engaged in further review of the Columbia Global Value Fund because its Actual Management Rate was appreciably above the median range of its Peer Group and its performance over some periods was appreciably below the median range of its Peer Group. However, the Boards noted factors, such as the strong performance of the Fund over other periods, that outweighed the factors noted above. The Boards also engaged in further review of the Columbia Marsico International Opportunities Master Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group and its performance over some periods was appreciably below the median range of its Peer Group. However, the Boards noted factors, such as the strong performance of the Fund over other periods and a total expense ratio that was not appreciably above the median of its expense Universe, that outweighed the factors noted above.

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The Boards concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital, Brandes and Causeway Capital, which serve as Sub-Adviser to certain of the Funds. The Boards also reviewed a new breakpoint fee schedule for the Funds sub-advised by Marsico Capital. The Boards concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

Profitability. The Boards received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Boards concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Boards concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to their other clients, including separate accounts and institutional investors. In this regard, the Boards concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Advisers, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Advisers. The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Boards concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Boards review materials received from CMA and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards review reports of CMA and the Sub-Advisers at each of their quarterly meetings, which include, among other things, Fund performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Boards concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements is fair and equitable. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc

October 19, 2007

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 0f the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable.

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CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

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III. Recommendations

1.  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3.  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to many classes of

106

competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

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  Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

  Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.
6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

* * *

Respectfully submitted,
Steven E. Asher

108

Results of Special Meeting of Shareholders

Columbia Multi-Advisor International
Equity Fund

On October 22, 2007, a Special Meeting of Shareholders of Columbia Multi-Advisor International Equity Fund (the "Meeting") was held to consider the following proposal listed on the Fund's Proxy Statement for the Meeting. The votes cast were as follows:

Proposal:

To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Series Trust on behalf of Columbia Multi-Advisor International Equity Fund.

For	Against	Abstain	Non-Votes
134,967,353	14,540	26,319	—

The number of votes necessary to conduct the Meeting was obtained, and the new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Series Trust on behalf of Columbia Multi-Advisor International Equity Fund was approved.

Columbia Marsico International Opportunities Fund

On October 22, 2007, a Special Meeting of Shareholders of Columbia Marsico International Opportunities Fund (the "Meeting") was held to consider the following proposal listed on the Fund's Proxy Statement for the Meeting. The votes cast were as follows:

Proposal:

To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Series Trust on behalf of Columbia Marsico International Opportunities Fund.

For	Against	Abstain	Non-Votes
132,732,102	227,751	390,611	—

The number of votes necessary to conduct the Meeting was obtained, and the new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Series Trust on behalf of Columbia Marsico International Opportunities Fund was approved.

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Important Information About This Report

International/Global Stock Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of International/Global Stock Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses for a fund carefully before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about a fund. Read it carefully before investing.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA and SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

113

Columbia Management®

International/Global
Stock Funds

Annual Report, February 29, 2008

PRSRT STD
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PAID
Holliston, MA
Permit NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiamanagement.com

SHC-42/151117-0208 (04/08) 08/54228

Item 2. Code of Ethics.

(a)         The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)         During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose reports to stockholders are included in this annual filing. The two series changed their fiscal year end from March 31 to February 29 in 2008.  Information for fiscal year ended February 29, 2008 also includes fees for four series that were liquidated during the current period.  Prior fiscal year comparative information represents fiscal year ended March 31, 2007.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal year ended February 29, 2008 and prior fiscal year are approximately as follows:

2008	2007
$68,900	$162,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal year ended February 29, 2008 and prior fiscal year are approximately as follows:

2008	2007
$26,400	$25,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2008 and 2007, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal year ended February 29, 2008 and prior fiscal year, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended February 29, 2008 and prior fiscal year are approximately as follows:

2008	2007
$77,200	$57,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning

During the fiscal year ended February 29, 2008 and prior fiscal year, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended February 29, 2008 and prior fiscal year are approximately as follows:

2008	2007
$0	$2,700

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In prior fiscal year, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal year ended February 29, 2008 and prior fiscal year are approximately as follows:

2008	2007
$954,400	$849,100

In both fiscal years 2008 and 2007, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii)

certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal year ended February 29, 2008 and prior fiscal year was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended February 29, 2008 and prior fiscal year are approximately as follows:

2008	2007
$1,058,000	$934,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Master Investment Trust LLC

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	April 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	April 28, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	April 28, 2008